As filed with the Securities and Exchange Commission

                           on January 8, 1999.


                       Securities Act File No. 2-17613


-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / x /

     Pre-Effective Amendment No. /____/ Post-Effective Amendment No. /____/

                                    IVY FUND
               (Exact Name of Registrant as Specified in Charter)

   Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, FL 33432
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 456-5111
                  (Registrant's Area Code and Telephone Number)

                                 with copies to:

C. William Ferris                           Joseph R. Fleming
Ivy Management, Inc.                        Dechert Price & Rhoads
Via Mizner Financial Plaza                  Ten Post Office Square - South
700 South Federal Highway                   Boston, MA  02109-4603
Boca Raton, FL  33432

                  Approximate Date of Proposed Public Offering:
                          As soon as practicable after
                 this Registration Statement becomes effective.


                      Title of Securities Being Registered:
                  Shares of Beneficial Interest (no par value)
        of Ivy Global Natural Resources Fund, a Series of the Registrant


-----------------------------------------------------------------------------

         It is proposed that this filing will become effective on February 7, 1999 pursuant to Rule 488 under the Securities Act of 1933.

------------------------------------------------------------------------------

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon
Section 24(f).

                                               CROSS REFERENCE SHEET

Pursuant to Rule 481(a) Under the Securities Act of 1933



Item of Form N-14                              Location in the Prospectus

PART A


1. Beginning of Registration Statement    Cross Reference Sheet; Notice
   and Outside Front Cover Page of        of Special Meeting of Shareholders
   Prospectus

2. Beginning and Outside Back Cover       Table of Contents
   Page of Prospectus

3. Fee Table, Synopsis Information,       Synopsis - Fees and Expenses; Special
   and Risk Factors                       Considerations and Risk Factors

4. Information About the Transactions     Synopsis - The Proposed Reorganization

5. Information About the Registrant       Synopsis; Special Considerations and
                                          Risk Factors; Additional Information

6. Information About the Company          Synopsis; Special Considerations and
   Being Acquired                         Risk Factors; Additional Information

7. Voting Information                     Notice of Special Meeting of
                                          Shareholders; Introduction

8. Interest of Certain Persons            Special Considerations and Risk
   and Experts                            Factors

9. Additional Information Required       (Not Applicable)
   for Reoffering by Persons Deemed
   to be Underwriters


PART B                                       Statement of Additional
                                               Information Caption

10.  Cover Page                         Outside Cover Page

11.  Table of Contents                  Table of Contents

12.  Additional Information             Incorporation of Documents by Reference
     about the Registrant               in Statement of Additional Information

13.  Additional Information about       Not Applicable
     the Company Being Acquired

14.  Financial Statements               Exhibits to Statement of Additional
                                        Information

PART C

15 - 17 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                                    IVY FUND
                                 Ivy Canada Fund
                           Via Mizner Financial Plaza
                            700 South Federal Highway
                              Boca Raton, FL 33432

                                                            [DATE]

Dear Shareholder:

         A special meeting of shareholders of Ivy Canada Fund (the "Fund"), a series of Ivy Fund (the "Trust"), has been called for February 26, 1999, at which the shareholders of the Fund will be asked to consider a proposal for combining the assets of the Fund with the assets of Ivy Global Natural Resources Fund ("Ivy GNR"), a separate portfolio of Ivy Fund that has investment objectives and policies that are similar to those of the Fund. The proposal was reviewed and unanimously endorsed by the Board of Trustees of the Trust, on behalf of the Fund, as in the best interests of the Fund and its shareholders.

         As a result of the proposed transaction, the Fund would be combined with Ivy GNR, and you would become a shareholder of Ivy GNR, receiving the same class of shares of Ivy GNR, Class A, Class B, Class C or Advisor Class, as you currently own of the Fund, having an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund. WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

         No sales charge will be imposed on the transaction and the closing of the transaction will be conditioned upon receiving an opinion of counsel to the effect that the proposed transaction will qualify as a tax-free reorganization for Federal income tax purposes.

         Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than February 25, 1999.

         NOTE: You may receive more than one proxy package if you hold shares of the Fund in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each.

                                      Sincerely,



                                      Keith J. Carlson
                                      President
                                      Ivy Fund

                                    IVY FUND

                                 Ivy Canada Fund
                           Via Mizner Financial Plaza
                            700 South Federal Highway
                              Boca Raton, FL 33432

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held on February 26, 1999

To the Shareholders of
Ivy Canada Fund, a series
of Ivy Fund

         Notice is hereby given that a Special Meeting of Shareholders of Ivy Canada Fund (the "Fund"), a series of Ivy Fund (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, at 10:00 a.m. (Eastern time), on February 26, 1999, for the following purposes:

          1. To consider and act upon an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets of the Fund to Ivy Global Natural Resources Fund ("Ivy GNR") in exchange for Ivy GNR Class A, Class B, Class C and Advisor Class shares, the assumption by Ivy GNR of all of the liabilities of the Fund, the distribution of such Ivy GNR Class A, Class B, Class C and Advisor Class shares to the Class A, Class B, Class C and Advisor Class shareholders of the Fund, respectively, and the subsequent liquidation of the Fund; and

         2. To transact such other business as may properly come before the meeting, or any adjournment of the meeting.

         The Board of Trustees of the Trust has fixed the close of business on December 31, 1998, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                       By order of the Board of Trustees,



                          C. William Ferris, Secretary

[DATE]

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

         YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                            [INSERT TABLE OF CONTENTS]

                           PROXY STATEMENT/PROSPECTUS
                                  [DATE], 1999

                  Relating to the acquisition of the assets of
                                 IVY CANADA FUND
                             a separate portfolio of
                                    IVY FUND

                             by and in exchange for
                   Class A, Class B, Class C and Advisor Class
                   shares of IVY GLOBAL NATURAL RESOURCES FUND
                             a separate portfolio of
                                    IVY FUND
                           Via Mizner Financial Plaza
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                                 (800) 456-5111


INTRODUCTION

         This Proxy Statement/Prospectus is being furnished to shareholders of Ivy Canada Fund ("Ivy Canada") in connection with a proposed reorganization (the "Reorganization") in which all or substantially all of the assets of Ivy Canada would be acquired by Ivy Global Natural Resources Fund ("Ivy GNR"), in exchange solely for Class A, Class B, Class C and Advisor Class voting shares of beneficial interest ("Shares") of Ivy GNR and the assumption by Ivy GNR of all of the liabilities of Ivy Canada. Class A, Class B, Class C and Advisor Class Shares of Ivy GNR thereby received would then be distributed to the Class A, Class B, Class C and Advisor Class shareholders of Ivy Canada, respectively, in complete liquidation of Ivy Canada and Ivy Canada would be abolished as a series of the Trust. As a result of the Reorganization, each shareholder of Ivy Canada would receive that number of full and fractional Class A, Class B, Class C and Advisor Class Shares of Ivy GNR having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Class A, Class B, Class C and Advisor Class shares of Ivy Canada, respectively, held as of the close of business on the business day preceding the closing of the Reorganization. Shareholders of Ivy Canada are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which such transactions, as described more fully below, would be consummated. A copy of the Plan is attached hereto as Exhibit A.

          In the descriptions of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not Ivy Canada whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by either Ivy Canada or Ivy GNR (each a "Fund" and collectively the "Funds"), each of which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable series.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about Ivy GNR that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Ivy GNR and Ivy Canada, see the combined prospectus for the Funds dated April 30, 1998, as supplemented August 20, 1998 which is included herewith as Exhibit B and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by Ivy GNR's annual report to shareholders for the fiscal year ended December 31, 1997, which is included herewith as Exhibit C. A Statement of Additional Information of the Trust dated _________________, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy
Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to Ivy GNR at the address above or by calling the Funds' distributor toll-free at (800) 456-5111. Shareholder inquiries regarding the Funds may be made by calling the Funds' distributor toll-free at (800) 456-5111. The information contained herein concerning Ivy Canada has been provided by, and is included herein in reliance upon, Ivy Canada. The information contained herein concerning Ivy GNR has been provided by, and is included herein in reliance upon, Ivy GNR.

         Ivy GNR and Ivy Canada is each a diversified series of shares of beneficial interest of the Trust, an open-end management investment company organized as a Massachusetts business trust. The principal investment objective of Ivy GNR is to provide long-term growth. The principal investment objective of Ivy Canada is to provide long-term capital appreciation by investing primarily in equity securities of Canadian companies. There can be no assurance that either Fund will achieve its investment objective.

         The investment objectives, policies and restrictions of Ivy GNR (and, consequently, the risks of investing in it) are similar to those of Ivy Canada, but differ in certain respects. For a comparative discussion of these differences, see "Principal Risk Factors" in this Proxy Statement/Prospectus.

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   NOR  PASSED   UPON  THE   ACCURACY   OR   ADEQUACY  OF  THIS  PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Proxies from the shareholders of Ivy Canada are being solicited by the Board of Trustees of the Trust, on behalf of Ivy Canada, for the Special Meeting of Shareholders to be held on February 26, 1999, at the Trust's offices at Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432 at 10:00 a.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about February 8, 1999 or as soon as practicable thereafter. A proxy may be revoked at any time at or before the Meeting by oral or written notice to the Secretary of Ivy Canada or by voting in person at the Meeting. Unless revoked, all properly executed proxies received in time for the Meeting will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization.

     Shareholders of record of Ivy Canada at the close of business on December 31, 1998 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of Ivy Canada outstanding at the close of business on the Record Date and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of October 31, 1998, as shown on the books of Ivy Canada, there were 1,258,073.408, 243,432.592, 63,575.433 and
4,383.021 Class A, Class B, Class C and Advisor Class shares of beneficial interest of Ivy Canada issued and outstanding, respectively.

          For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present, but which have not been voted. Broker "non-votes" are proxies received by Ivy Canada from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner(s) or other person(s) entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker "non-votes" will have no effect on the vote on the Plan, the approval of which requires the affirmative vote of a majority of Ivy Canada shares voted on the matter.

         In the event that a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Plan in favor of such an adjournment and will vote those proxies that they are required to vote AGAINST the Plan against any such adjournment.

         The votes of the shareholders of Ivy GNR are not being solicited, because their approval or consent is not necessary for the Reorganization to take place.

          As of October 31, 1998, no officer or Trustee of the Trust owned beneficially 1% or more of the outstanding shares of Ivy Canada. As of October 31, 1998, the officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of Ivy Canada. As of October 31, 1998 the officers and Trustees of the Trust as a group owned beneficially 3.16% of the outstanding shares of Ivy GNR.

     Appendix 1 hereto sets forth the beneficial owners of at least 5% of each Fund's shares. To the best of the Trust's knowledge, as of October 31, 1998, no person owned beneficially more than 5% of either Fund's outstanding shares, except as stated in Appendix 1.

I.       SYNOPSIS

          The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the combined Prospectus of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

          The Proposed Reorganization. The Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Trustees"), unanimously approved the Plan on December 4, 1998. Subject to its approval by the shareholders of Ivy Canada, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of Ivy Canada to Ivy GNR, a series of shares of beneficial interest of the Trust, in exchange solely for Class A, Class B, Class C and Advisor Class Shares of Ivy GNR; (b) the distribution of such Class A, Class B, Class C and Advisor Class Ivy GNR Shares to the Class A, Class B, Class C and Advisor Class shareholders of Ivy Canada, respectively, in complete liquidation of Ivy Canada; and (c) the abolition of Ivy Canada as a series of the Trust. As a result of the Reorganization, each shareholder of Ivy Canada will become a shareholder of Ivy GNR and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional Class A, Class B, Class C and Advisor Class Shares of Ivy GNR having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Class A, Class B, Class C and Advisor Class shares of Ivy Canada held as of the close of business on the business day preceding the Closing (the "Valuation Date"). The Closing is expected to occur on March 1, 1998, or on such later date as the parties may agree in writing (the "Closing Date"). No sales charge would be imposed in connection with the issuance of Ivy GNR Shares to shareholders of Ivy Canada pursuant to the Plan.

         For the reasons described below under "The Proposed Transaction-Reasons for the Proposed Transaction", the Board of Trustees of the Trust, including the Non-Interested Trustees, has unanimously concluded the following:

the Reorganization is in the best interests of Ivy Canada and its shareholders; and the interests of the existing shareholders of Ivy Canada will not be diluted as a result of the Reorganization.

          Accordingly, the Board of Trustees of the Trust, on behalf of Ivy Canada, recommends approval of the Plan effecting the Reorganization. If the Plan is not approved, Ivy Canada will continue in existence unless other action is taken by the Trustees; such other action may include the termination and liquidation of Ivy Canada.

         Investment Objectives, Policies and Restrictions of Ivy GNR. Although the investment objectives, policies and restrictions of Ivy Canada and Ivy GNR (and, consequently, the attendant risks of investing in either Fund) are similar, there are significant differences between Ivy Canada and Ivy GNR. For example, Ivy Canada normally invests at least 65% of its total assets in Canadian equity securities while Ivy GNR, under normal conditions, invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in Ivy GNR's overall portfolio holdings. (See "Principal Risk Factors").

         The principal investment objective of Ivy GNR is to provide long-term growth. The principal investment objective of Ivy Canada is to provide long-term capital appreciation by investing primarily in equity securities of Canadian companies. There can be no assurance that either Fund will achieve its investment objective.

     Investment Adviser and Other Service Providers. Ivy Canada and Ivy GNR have the same investment adviser and other service providers: Mackenzie Financial Corporation ("MFC" or the "Investment Manager") provides investment advisory services, Ivy Management, Inc. ("IMI") provides business management services, Mackenzie Investment Management Inc. ("MIMI") provides administrative and accounting services, and Ivy Mackenzie Services Corp. ("IMSC") provides transfer agency and shareholder-related services for each Fund. Ivy Mackenzie Distributors, Inc. ("IMDI") distributes each Fund's shares.

         Fees and Expenses. For IMI's business management services and the investment advisory services provided by MFC, each Fund pays a fee (collectively the "investment management fees") based on its average net assets at the percentage rates set forth in the table below. The investment management fees paid by the Funds are higher than those charged by many funds that invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Funds.

          For IMI's business management services, Ivy GNR pays IMI a fee at an annual rate of 0.50%. In addition, Ivy GNR pays MFC a fee for advisory services at an annual rate of 0.50%. As of September 30, 1998, Ivy GNR had total net assets of $2,902,350. The total investment management fees incurred and paid by Ivy GNR for the nine months ended September 30, 1998, were $34,348. IMI voluntarily limits Ivy GNR's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification and extraordinary expenses) to 1.95% of Ivy GNR's average net assets, which may lower Ivy GNR's expenses and increase its total return. This voluntary expense limitation may be terminated or revised at any time. Please see the table below for information concerning Ivy GNR's annual fund operating expenses (as a percentage of average net assets), on a class by class basis, for the fiscal year ended December 31, 1997.

         For IMI's business management services, Ivy Canada pays IMI a fee at an annual rate of 0.50%. In addition, Ivy Canada pays MFC a fee for advisory services at an annual rate of 0.35%. As of September 30, 1998, Ivy Canada had total net assets of $5,230,873. The total investment management fees incurred and paid by Ivy Canada for the nine months ended September 30, 1998, were $53,274. Please see the table below for information concerning Ivy Canada's annual fund operating expenses (as a percentage of average net assets), on a class by class basis, for the fiscal year ended December 31, 1997.

         The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Funds' Class A, Class B and Class C shares (each a "Distribution Plan"). Under each Distribution Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.

          Pursuant to each Distribution Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Distribution Plan for Ivy GNR, unlike the Class A Distribution Plan for Ivy Canada, does not provide for the payment of interest or carrying charges as distribution expenses.

          Under the Funds' Class B and Class C Distribution Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B and Class C shares, respectively. Ivy Canada Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.15% of the average daily assets attributable to Class A shares.

         With respect to each Fund's Advisor Class shares, IMDI may, at its own expense, pay concessions to dealers that satisfy certain criteria established from time to time by IMDI. These conditions relate to increasing sales of shares of the Funds over specified periods and certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by the dealer during a particular period, and (ii) 0.10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.

     IMI projects that if the Reorganization is effected, the fund level expense ratio of Ivy GNR will be approximately 1.95% (excluding Rule 12b-1 fees) for the next fiscal year. The actual expense ratio for Ivy GNR for the next fiscal year may be higher or lower, depending on Ivy GNR's performance, general stock market and economic conditions, sales and redemptions of Ivy GNR Shares (including redemptions by former Ivy Canada shareholders) and other factors.

          The  tables  and  examples   below  are  designed  to  assist  you  in
understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Unless otherwise noted, the information is based on each Fund's expenses during the fiscal year ended December 31, 1997. The inception date for each Fund's Advisor Class shares is January 1, 1998. Therefore, the estimates presented are based on amounts incurred by the Fund's Class A shares during the fiscal year ended December 31, 1997, unless otherwise noted, adjusted for the lower expenses the Advisor Class shares would have incurred.

                                         Shareholder Transaction Expenses

         Each Fund offers Class A, Class B, Class C and Advisor Class shares.

                                                        Maximum contingent
                                                      deferred sales charge (as
                  Maximum sales load imposed on       a % of original purchase
Each Fund         purchases (as a % of offering               price)
                            price)
                  -----------------------------       -------------------------

Class A .........          5.75% (1)                       None  (2)
-----------------
Class B .........          None                            5.00%(3)
-----------------
Class C .........          None                            1.00%(4)
-----------------
Advisor Class ...          None                            None

Neither Fund charges a redemption fee, an exchange fee, or a sales load on reinvested dividends.

------------------
(1) Class A shares may be purchased under a variety of plans that provide for the reduction or elimination of the sales charge. See "Initial Sales Charge Alternative-Class A Shares" and "Qualifying for a Reduced Sales Charge" in the Funds' combined prospectus.
(2) A contingent deferred sales charge ("CDSC") may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Purchases of Class A Shares at Net Asset Value" and "Contingent Deferred Sales Charge-Class A Shares" in the Funds' combined prospectus.
(3) The maximum CDSC on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4% during the second year; 3% during the third and fourth years; 2% during the fifth year; 1% during the sixth year; and 0% in the seventh year and thereafter.
(4) The CDSC on Class C shares applies only to redemptions during the first year after purchase.

                                          Annual Fund Operating Expenses
                                      (as a percentage of average net assets)

                                       12b-1 Service/ ----------    Total Fund
                          Management   Distribution     Other       Operating
                          Fees            Fees         Expenses     Expenses(1)

----------------------
IVY CANADA FUND
     Class A .........    0.85%          0.40%          1.64%        2.89%
     Class B .........    0.85%          1.00%(3)       1.38%        3.23%
     Class C .........    0.85%          1.00%(3)       1.29%        3.14%
     Advisor Class ...    0.85%          None           1.64%        2.49%
----------------------

IVY GLOBAL NATURAL
RESOURCES FUND
     Class A .........    0.30%(2)       0.25%          1.64%        2.19%
     Class B .........    0.30%(2)       1.00%(3)       1.65%        2.95%
     Class C .........    0.30%(2)       1.00%(3)       1.87%        3.17%
     Advisor Class ...    0.30%(2)       None           1.64%        1.94%
----------------------

COMBINED (Pro Forma)
(Unaudited)
     Class A .........    0.20%          0.25%          1.80%        2.25%(4)
     Class B .........    0.20%          1.00%          1.57%        2.77%
     Class C .........    0.20%          1.00%          1.58%        2.78%
     Advisor Class ...    0.20%          None           1.80%        2.00%
------------------

(1) IMI currently limits Total Fund Operating Expenses (excluding Rule 12b-1 fees and certain other items, and net of any custody fee credits) for Ivy GNR to an annual rate of 1.95% of the Fund's average net assets. IMI will continue to limit Total Fund Operating Expenses for Ivy GNR if the Reorganization is approved. IMI does not currently limit Total Fund Operating Expenses for Ivy Canada.

(2) After fee reimbursements (see note 1 above). Without fee reimbursements, Management Fees would have been 1.00%.

(3) Long-term investors may, as a result of the Fund's 12b-1 fees, pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

(4) As a result of the reorganization, Total Fund Operating Expenses for a class may increase or decrease. An increase would result if the average account size of a class was lowered due to the reorganization, thus causing per-account transfer agent fees to increase when expressed as a percentage of the class' average net assets. A decrease would result if the average account size of a class was raised due to the reorganization, thus causing per-account transfer agent fees to decrease when expressed as a percentage of the class' average net assets. For the first year following the Reorganization, MIMI has agreed to make a payment to Ivy GNR in an amount sufficient to reimburse the Fund for the .06% increase in Class A share expenses that is anticipated as a result of the Reorganization.

                                    Examples

         The following table lists the expenses that an investor would pay on a $1,000 investment, assuming (1) 5% annual return and (2) unless otherwise noted, redemption at the end of each time period. These examples further assume reinvestment of all dividends and distributions, and that the percentage amounts under "Total Fund Operating Expenses" above remain the same each year. The examples should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

                                       1 Year      3 Years   5 Years   10 Years

--------------------------------------
IVY CANADA FUND
     Class A Shares*..................   $85        $142      $201       $360
     Class B Shares ..................   $83(1)     $129(2)   $189(3)    $345(4)
     Class B Shares (no redemption) ..   $33        $ 99      $169       $345(4)
     Class C Shares ..................   $42(5)     $ 97      $164       $345
     Class C Shares (no redemption) ..   $32        $ 97      $164       $345
     Advisor Class ...................   $25        $ 78      $133       $283

--------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
     Class A Shares*..................   $78        $122      $168       $295
     Class B Shares ..................   $80(1)     $121(2)   $175(3)    $309(4)
     Class B Shares (no redemption) ..   $30        $ 91      $165       $309(4)
     Class C Shares ..................   $42(5)     $ 98      $166       $348
     Class C Shares (no redemption) ..   $32        $ 98      $166       $348
     Advisor Class ...................   $20        $ 61      $105       $226

--------------------------------------
COMBINED (Pro Forma)(Unaudited)
     Class A Shares*..................   $79        $124      $171       $301
     Class B Shares ..................   $78        $116      $166       $298
     Class B Shares (no redemption) ..   $28        $ 86      $146       $298
     Class C Shares ..................   $38        $ 86      $147       $311
     Class C Shares (no redemption) ..   $28        $ 86      $147       $311
     Advisor Class ...................   $20        $ 63      $108       $233

------------------
* Assumes deduction of the maximum 5.75% initial sales charge at the time of purchase and no deduction of a CDSC at the time of redemption.
(1)      Assumes deduction of a 5% CDSC at the time of redemption.
(2)      Assumes deduction of a 3% CDSC at the time of redemption.
(3)      Assumes deduction of a 2% CDSC at the time of redemption.
(4) Assumes conversion to Class A shares at the end of the eighth year, and therefor reflects Class A expenses for years nine and ten.
(5)      Assumes deduction of a 1% CDSC at the time of redemption.

         The information presented in the table does not reflect the charge of $10 per transaction that would apply if a shareholder elects to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Funds' fees and expenses, see the following sections of the Funds' combined prospectus included herewith: "Investment Manager" and "Fund Administration and Accounting."

 The following  information  for the one-year  period ended December 31,
1997 relating to Ivy GNR has been audited by the accounting firm of Coopers & Lybrand L.L.P. The six-month period ended June 30, 1998 is unaudited. The report of Coopers & Lybrand L.L.P. on Ivy GNR's financial statements appears in the 1997 Annual Report. The information presented below should be read in conjunction with the financial statements and notes thereto, which also appear in the 1997 Annual Report and the June 30, 1998 Semi-Annual Report, each of which is incorporated by reference in the Statement of Additional Information to this Proxy Statement/Prospectus.

         Selected data (for a share outstanding throughout each period) and ratios for Ivy GNR are as follows:

FINANCIAL HIGHLIGHTS

                                                               FOR THE SIX MONTHS ENDED                 FOR THE YEAR ENDED

                                                                    JUNE 30, 1998*                       DECEMBER 31, 1997

                                                           ---------------------------------      -------------------------------
                                                           CLASS A      CLASS B      CLASS C      CLASS A    CLASS B     CLASS C

SELECTED PER SHARE DATA                                    -------      -------      -------      -------    -------     -------
Net asset value, beginning of period.....................  $ 9.01       $  9.00      $  9.00      $10.00      $10.00     $ 10.00
                                                           -------      -------      -------      -------     -------     -------
  Income (loss) from investment operations
  Net investment loss (a)................................    (.04)(b)      (.08)(b)     (.09)(b)    (.11)     (.15)       (.17)
  Net realized and unrealized (loss) gain on investment
    transactions.........................................   (1.30)(b)     (1.29)(b)    (1.29)(b)     .70       .68         .68
                                                           -------      -------      -------      -------     -------     -------
    Total from investment operations.....................   (1.34)        (1.37)       (1.38)        .59       .53         .51
                                                           -------      -------      -------      -------     -------     -------
  Less distributions
  In excess of net investment income.....................      --            --           --         .22       .17         .15
  From net realized gain.................................      --            --           --        1.08      1.08        1.08
  In excess of net realized gain.........................      --            --           --         .28       .28         .28
                                                           -------      -------      -------      -------    -------     -------
    Total distributions..................................      --            --           --        1.58      1.53        1.51
                                                           -------      -------      -------      -------    -------     -------
Net asset value, end of period...........................  $ 7.67       $  7.63      $  7.62      $ 9.01     $ 9.00     $  9.00
                                                           =======      =======      =======      =======    =======     =======
Total return (%).........................................  (14.87)(d)    (15.22)(d)   (15.33)(d)    6.95(c)   6.28(c)     6.08(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).................  $1,900       $ 1,811      $   104      $3,907     $ 2,706     $   124
Ratio of expenses to average net assets
  With expense reimbursement (%).........................    2.21(f)       2.91(f)      3.32(f)     2.10      2.86        3.08
  Without expense reimbursement (%)......................    4.69(f)       5.39(f)      5.80(f)     2.88      3.64        3.86
Ratio of net investment loss to average net assets
  (%)(a).................................................    (.95)(f)     (1.65)(f)    (2.06)(f)   (1.10)    (1.86)      (2.08)
Portfolio turnover rate (%)..............................      47            47           47         199      199         199
Average commission rate (e)..............................  $.0140       $ .0140      $ .0140      $.0190   $ .0190     $ .0190

(a) Net investment loss is net of expenses reimbursed by manager.
(b) Based on average shares outstanding
(c) Total return does not reflect a sales charge.
(d) Total return represents aggregate total return and does not reflect a sales charge.
(e) This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(f) Annualized

 *Unaudited

     Purchase, Exchange and Redemption Information. The purchase, exchange and redemption procedures and privileges with respect to a particular class of shares of Ivy GNR are identical to those of the corresponding class of shares of Ivy Canada. No sales charge would be imposed upon Ivy Canada shareholders' receipt of Ivy GNR Shares in connection with the Reorganization. Following the Reorganization, Ivy GNR shareholders who wish to make additional purchases of Shares of Ivy GNR may do so (subject to applicable eligibility requirements).

     Class A shares of each Fund are offered for sale at net asset value plus a front-end sales charge (the "public offering price"). For Class A shares of each Fund, the maximum sales charge on investments is 5.75% of the public offering price (6.10% of the net amount invested) on investments of less than $50,000. Purchases of Class A shares of each Fund are made at the public offering price next determined after the purchase order is received. The sales charge applied to a purchase of shares of the Class A shares of either Fund decreases as the purchase amount increases, as described in the table of sales charges set forth in the Funds' combined prospectus. In addition, both Funds offer a cumulative quantity discount due to Rights of Accumulation or for shareholders who execute a Letter of Intent to purchase, within a 13-month period, an amount qualifying for a reduced sales charge. For additional information about cumulative quantity discounts, see "Qualifying for a Reduced Sales Charge" in the Funds' combined prospectus.

         Class B and Class C shares of each Fund are offered at net asset value per share without a front-end sales charge. Class C shares of each Fund redeemed within one year of purchase are subject to a contingent deferred sales charge ("CDSC") of 1%, and Class B shares of each Fund redeemed within six years of purchase are subject to a CDSC at the following rates:

                      Contingent Deferred Sales Charge as a
Class B Shares                                   Percentage of Dollar Amount
Year Since Purchase                                   Subject to Charge

First                                                        5%
Second                                                       4%
Third                                                        3%
Fourth                                                       3%
Fifth                                                        2%
Sixth                                                        1%
Seventh and thereafter                                       0%

         The purchase price for Advisor Class shares of each Fund is net asset value. An investor may be charged a transaction fee for Advisor Class shares of each Fund purchased or redeemed through a broker or agent other than IMDI.

         IMDI acts as the distributor for the shares of both Ivy GNR and Ivy Canada and bears certain expenses in connection with the distribution and sale of shares of each Fund. Shares of each Fund may be purchased directly through the Funds' transfer agent, IMSC, a wholly owned subsidiary of MIMI, or through registered securities dealers who have a sales agreement with IMDI. Both Ivy GNR and Ivy Canada require a minimum initial investment of at least $1,000. Subsequent purchases of shares of both Funds are subject to a minimum investment requirement of $100.

         Class A shareholders of each Fund may exchange their Class A shares for Class A shares of another Ivy fund on the basis of relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. In the case of both Funds, incremental sales charges are waived for shares that have been invested for 12 months or longer. In connection with the Reorganization, the period of time that Ivy Canada shares have been outstanding would be tacked onto the period of time that the post-reorganization Ivy GNR Class A Shares have been outstanding. Shares invested in either Fund which result from reinvested dividends will not be assessed a sales charge if subsequently exchanged into another Ivy fund.

         Class B (and Class C) shareholders of each Fund may exchange their outstanding Class B (or Class C) shares for Class B (or Class C) shares of another Ivy fund on the basis of the relative net asset value per Class B (or Class C) share, without the payment of any CDSC that would otherwise be due upon the redemption of Class B (or Class C) shares. Class B shareholders of each Fund who exercise the exchange privilege would continue to be subject to the original Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or longer) than the CDSC for the new Class B shares.

         Advisor Class shareholders of each Fund may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund (other than Ivy International Fund), or Ivy Money Market Fund, on the basis of the relative net asset value per Advisor Class share. Exchanges into an Ivy fund in which shares are not already held are subject to certain minimum investment restrictions.

         Shares of each Fund may be redeemed through a registered securities representative, by mail, by telephone, or by Federal Funds wire in accordance with the procedures described in each Fund's prospectus. In the case of each Fund, if the shares to be redeemed have been purchased by check, payment of the redemption proceeds may be delayed until the check has cleared or for up to 15 calendar days after the date of purchase, whichever is less.

         Dividends and Other Distributions. Each of the Funds intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carry forwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

     If the Plan is approved by Ivy Canada's shareholders, then as soon as practicable before the Closing Date, Ivy Canada will pay its shareholders a cash distribution of all undistributed 1999 net investment income and undistributed realized net capital gains.

         Tax Consequences. Ivy GNR and Ivy Canada will have received an opinion of Dechert Price & Rhoads, counsel to the Funds and the Trust in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by Ivy Canada or its shareholders as a result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Consequences."

II.      PRINCIPAL RISK FACTORS

         Because of similarities in the Fund's investment objectives, policies and restrictions, the risks of investing in Ivy Canada are similar to the risks of investing in Ivy GNR. However, there are significant differences between the Funds and the risks of investing in either Ivy Canada or Ivy GNR vary to the degree that their investment objectives, policies and restrictions vary.

         One of the principal differences between the Funds is that Ivy GNR may invest in the securities of issuers from a broad range of foreign countries while Ivy Canada invests primarily in equity securities of Canadian companies. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities may be subject to foreign taxes withheld prior to distribution and other foreign taxes may apply. Transactions in foreign securities may involve greater time from the trade date until settlement than for domestic securities transactions and involve the risk of possible losses through holding of securities by custodians and securities depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in the value of the portfolio securities. Some currency exchange costs may be incurred when a Fund changes investments from one country to another.

          Another principal difference between the Funds is that Ivy GNR may invest directly in precious metals and other physical commodities while Ivy Canada may not. Investors in Ivy GNR should be aware that commodities trading is generally considered a speculative activity. For example, prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Accordingly, markets for precious metals may at times be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Investments in physical commodities may also present practical problems of delivery, storage and maintenance, possible illiquidity, the unavailability of accurate market valuations and increased expenses.

         Each Fund invests primarily in equity securities. With respect to investment in equity securities generally, there can be no assurance of capital appreciation and there is a significant risk of market decline.

     For a further discussion of the investment techniques and risk factors applicable to Ivy Canada and Ivy GNR, see the "Comparison of Investment Objectives, Policies and Restrictions" herein, the discussion under "Investment Objectives and Policies" and "Risk Factors and Investment Techniques" in the accompanying Prospectus of the Funds and the Statement of Additional Information relating to the Reorganization, each of which is incorporated by reference herein.

III.     COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

          Principal Investments of Ivy GNR. The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs"). The Fund may also invest directly in precious metals and other physical commodities.

         MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

         For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

         For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts do not exceed 15% of its total assets.

         Special Considerations Related to Ivy GNR. Since the Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

         To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies because they tend to be traded in lower volume and because the companies are subject to greater business risk.

         The Fund's investments in precious metals (such as gold) and other physical commodities are subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable.

         Principal Investments of Ivy Canada. Ivy Canada seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

     As a  fundamental  policy,  the Fund  normally  invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada, (ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces of municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's Investor Service ("Moody's") or AAA or AA by Standard and Poor's Corporation ("S&P"), or if unrated, judged to be of comparable quality by MFC),
(iii) foreign securities (including sponsored or unsponsored ADRs, GDRs, ADSs and GDSs), (iv) U.S. Government securities, (v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.

         The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

         For temporary defensive purposes, Ivy Canada may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime 1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and
(iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, Ivy Canada may also borrow up to 10% of the value of its total assets from banks.

         Special Considerations Related to Ivy Canada. The economy of Canada is strongly influenced by the activities of companies involved in the production and processing of natural resources, particularly those involved in the energy industry, industrial materials (e.g., chemicals, base metals, timber and paper) and agricultural materials (e.g., grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects.

IV.      THE PROPOSED TRANSACTION

         Description of the Plan. As stated above, the Plan provides for the transfer of all or substantially all of the assets of Ivy Canada to Ivy GNR in exchange for that number of full and fractional Class A, Class B, Class C and Advisor Class Shares of Ivy GNR having an aggregate net asset value equal to the aggregate net asset value of each Ivy Canada shareholder's Class A, Class B, Class C and Advisor Class shares, respectively, held in Ivy Canada as of the close of business on the Valuation Date. Ivy GNR will assume all of the liabilities of Ivy Canada. In connection with the Closing, Ivy Canada will distribute the Ivy GNR Shares received in the exchange to the shareholders of Ivy Canada in complete liquidation of Ivy Canada. Ivy Canada will be abolished as a series of the Trust.

         Upon completion of the Reorganization, each shareholder of Ivy Canada will own that number of full and fractional Class A, Class B, Class C and Advisor Class Shares of Ivy GNR having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Class A, Class B, Class C and Advisor Class shares, respectively, held in Ivy Canada immediately as of the close of business on the Valuation Date. Each Ivy Canada shareholder's account with the Trust as an Ivy GNR shareholder will be identical in all material respects to the accounts currently maintained by the Trust for such shareholder as an Ivy Canada shareholder, except as noted herein. In the interest of economy and convenience, shares of Ivy Canada generally are not represented by physical certificates, and Shares of Ivy GNR issued to Ivy Canada shareholders similarly will be in uncertificated form.

         Until the Closing, shareholders of Ivy Canada will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by Ivy Canada's transfer agent of a redemption request in proper form. Redemption requests received by the transfer agent thereafter will be treated as requests received for the redemption of Shares of Ivy GNR received by the shareholder in connection with the Reorganization.

         The obligations of the Trust on behalf of each of Ivy Canada and Ivy GNR under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Ivy Canada and Ivy GNR are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of the Trust, notwithstanding the approval of the Plan by the shareholders of Ivy Canada. However, no amendment may be made that materially adversely affects the interests of the shareholders of Ivy Canada without obtaining the approval of Ivy Canada shareholders. Ivy Canada and Ivy GNR may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

     IMI will pay the legal, accounting, printing, postage, and solicitation expenses in connection with the Reorganization. The combined entity will pay the registration fees, if any, in connection with the Reorganization. Accordingly, Ivy Canada will not bear any expenses relating to the Reorganization. Ivy Canada shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     Reasons for the Proposed Transaction. The Reorganization was presented to the Board of Trustees of the Trust for consideration and approval at a meeting held on December 4, 1998. For the reasons discussed below, the Board of Trustees of the Trust, including all of the Non-Interested Trustees, has determined that the interests of the shareholders of Ivy Canada will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of Ivy Canada and its shareholders.

         The Reorganization has been recommended by the Board of Trustees of the Trust as a means of combining similar investment companies with similar investment objectives and policies to attempt to achieve enhanced investment performance and distribution capability, as well as certain economies of scale and attendant savings in costs to the Funds and their shareholders. Achievement of these goals, of course, cannot be assured.

         In determining whether to recommend that the shareholders of Ivy Canada vote to approve the Reorganization, the Board of Trustees considered, among other factors: (a) the fees and expense ratios of both Ivy Canada and Ivy GNR;
(b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of the respective Funds; (e) the costs that would be incurred by the Funds as a result of the Reorganization; and (f) the tax consequences of the Reorganization.

         The Board of Trustees also considered that the Reorganization would permit the shareholders of Ivy Canada to pursue substantially the same investment goals in a larger fund. Ivy Canada seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. In light of the Canadian economy's reliance on natural resources and commodities, Ivy Canada's portfolio emphasizes companies that are involved in such businesses. Ivy GNR seeks long-term growth by investing primarily in equity securities of companies throughout the world that own, explore, or develop natural resources and other basic commodities. Both Ivy Canada and Ivy GNR, therefore, have a focus on companies involved in the natural resource and commodity industries.

         The Trustees believe a larger fund should enhance the Investment Manager's ability to effect portfolio transactions on more favorable terms, provide the Investment Manager greater investment flexibility, and give the Investment Manager the ability to select a larger number of portfolio securities for the combined Fund, with the attendant ability to spread investment risks among a larger number of portfolio securities. The larger aggregate net asset base of the pro forma combined Fund ($8,256,273 as of September 30, 1998, as compared with $5,230,873 for Ivy Canada as of September 30, 1998) could enable the combined Fund to achieve economies of scale by spreading both fixed and variable costs of operations over a larger asset base. As a general rule, economies of scale can be expected to be realized primarily with respect to fixed expenses, such as costs of printing and fees for professional services (although there can be no assurance that these benefits will be realized). Expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agency fees, would be largely unaffected by the Reorganization. Given that each Fund is relatively small, any benefit in connection with the Reorganization resulting from greater economies of scale is not expected to have a substantial effect on Ivy GNR's expenses. The Trustees believe, however, that there appears to be greater prospects for future asset growth for Ivy GNR than for Ivy Canada.

         There are no service features currently available to Ivy Canada shareholders that are not also available to Ivy GNR shareholders. Therefore, the interests of Ivy Canada shareholders in this regard would not be affected by the Reorganization.

         Description of the Securities to be Issued. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest (no par value per share). Each Ivy GNR Share issued to shareholders of Ivy Canada pursuant to the Plan would (i) be fully paid, non-assessable and redeemable when issued, (ii) be transferable without restriction, and (iii) have no preemptive or subscription rights.

         Comparitive Information on Shareholder Rights. As a Massachusetts business trust, the Trust is governed by its Amended and Restated Declaration of Trust dated December 10, 1992, as amended (the "Amended and Restated Declaration of Trust"), its By-Laws and applicable Massachusetts law. The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. Each Fund is a separate series of the Trust. There are no material differences between the rights of shareholders of Ivy Canada and the rights of shareholders of Ivy GNR.

         Federal Income Tax Consequences. The Reorganization is conditioned upon the receipt by the Trust, on behalf of Ivy Canada and Ivy GNR, of an opinion from Dechert Price & Rhoads, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Ivy GNR of all or substantially all of the assets of Ivy Canada in exchange solely for Ivy GNR Shares and the assumption by Ivy GNR of all of the liabilities of Ivy Canada, followed by the distribution of such Shares to Ivy Canada shareholders in exchange for their shares of Ivy Canada in complete liquidation of Ivy Canada, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Ivy GNR and Ivy Canada will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Ivy Canada upon the transfer of all or substantially all of its assets to Ivy GNR in exchange solely for Ivy GNR Shares and the assumption by Ivy GNR of all of the liabilities of Ivy Canada; (iii) the basis of the assets of Ivy Canada in the hands of Ivy GNR will be the same as the basis of such assets of Ivy Canada immediately prior to the transfer; (iv) the holding period of the assets of Ivy Canada in the hands of Ivy GNR will include the period during which such assets were held by Ivy Canada; (v) no gain or loss will be recognized by Ivy GNR upon the receipt of the assets of Ivy Canada in exchange for Ivy GNR Shares and the assumption by Ivy GNR of all of the liabilities of Ivy Canada; (vi) no gain or loss will be recognized by the shareholders of Ivy Canada upon the receipt of Ivy GNR Shares solely in exchange for their shares of Ivy Canada as part of the transaction; (vii) the basis of Ivy GNR Shares received by the shareholders of Ivy Canada will be the same as the basis of the shares of Ivy Canada exchanged therefor; and (viii) the holding period of Ivy GNR Shares received by the shareholders of Ivy Canada will include the holding period during which the shares of Ivy Canada exchanged therefor were held, provided that at the time of the exchange the shares of Ivy Canada were held as capital assets in the hands of the shareholders of Ivy Canada.

          Neither Ivy Canada nor Ivy GNR currently has a net capital loss carry forward. As of October 31, 1998, Ivy Canada had realized losses of $702,760, and unrealized losses of $6,414,120. As of the same date, Ivy GNR had realized losses of $872,617, and unrealized losses of $1,446,505. If the Reorganization is carried out, the built-in unrealized capital loss of Ivy GNR as of the Closing Date that, once realized, would otherwise be available for use by Ivy GNR for each taxable year ending after the Closing Date will be limited under the Code for the five-year period beginning on the Closing Date. As a result of this limitation, it is possible that Ivy GNR will not be able to use the loss as rapidly as it would if the Reorganization were not effected, and part or all of the loss may not be useable by Ivy GNR at all. The realized and unrealized losses of Ivy Canada, however, will be available for use by Ivy GNR without any such limitation following the Reorganization.

         Shareholders of Ivy Canada should consult their tax advisers regarding the effect, if any, on the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of Ivy Canada should also consult their tax advisers as to state, local and other tax consequences, if any, of the Reorganization.

     Liquidation and Abolition of Series. If the Reorganization is effected, Ivy Canada will be liquidated and abolished as a series of the Trust.

         Capitalization and Performance. The following table shows on an unaudited basis the capitalization of Ivy Canada and Ivy GNR as of September 30, 1998, and, on a pro forma basis, as of that date giving effect to the
Reorganization:

                                                 Net Asset Value
                         Net Assets                 Per Share
Ivy Canada
Class A                   4,113,171                   3.48
Class B                    879,681                    3.45
Class C                    223,985                    3.47
Advisor Class              14,456                     3.49

Total Net Assets         5,230, 873

Ivy GNR
Class A                   1,454,224                   6.21
Class B                   1,403,556                   6.17
Class C                    44,570                     6.14
Advisor Class                N/A                       N/A

Total Net Assets         2,902, 350

Pro Forma (Combined)
Class A                  5,664,152                    6.21
Class B                  2,303,501                    6.17
Class C                    273,824                    6.10
Advisor Class               14,796                    6.21

Total Net Assets         8,256,273*

* Basis of combination - The pro forma combining financial statements of Ivy Global Natural Resources Fund (IGNRF) reflect the proposed merger of Ivy Canada Fund (ICF) into IGNRF, accounted for on a pooling-of-interest basis as though the merger had become effective on September 30, 1998, the end of the period presented.

     The pro forma combined financial statements reflect estimated expenses of the proposed merger of $30,000; an increase in management fees for ICF to reflect the higher rate charged to IGNRF; a decrease in ICF Class A 12b-1 distribution fees to reflect the lower fees charged to IGNRF Class A shares; and an increase in expenses reimbursed by the manager to reflect the impact of the voluntary expense limitation in effect for Ivy Global Natural Resources Fund. The pro forma financial statements should be read in conjunction with the historical financial statements of the funds included in the Statement of Additional Information.

         Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total return of each class of shares of each Fund for the 1, 5 and 10 year periods ending September 30, 1998.


                        1 Year                 5 Year             10 Year
Ivy Canada(1)
Class A           (53.12)*/(55.81)**     (10.06)*/(11.12)**   (4.25)*/(4.81)**
Class B           (53.26)*/(55.60)***           N/A                 N/A
Class C          (53.24)*/(54.24)****           N/A                 N/A
Advisor Class             N/A                   N/A                 N/A

Ivy GNR(2)
Class A           (47.12)*/(50.16)**            N/A                 N/A
Class B           (47.47)*/(50.09)***           N/A                 N/A
Class C           (47.78)*/(48.78)****          N/A                 N/A
Advisor Class             N/A                   N/A                 N/A

(1) Ivy Canada was established in November, 1987. Since inception, the average annual total return of Ivy Canada Class A shares as of September 30, 1998 is (3.25%).
(2) Ivy GNR was established in January, 1997. Since inception, the average annual total return of Ivy GNR Class A shares as of September 30, 1998 is (16.06%).
*        Calculated without sales charges.
**       Calculated with the maximum sales charge of 5.75%.
*** Calculated with the applicable Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
****     Calculated with the applicable CDSC up to a maximum of 1%.



V.       ADDITIONAL INFORMATION

     Information about the Funds. Information concerning the operation and management of the Funds is included in the Funds' combined current prospectus dated April 30, 1998, supplemented August 20, 1998 which is included herewith and incorporated by reference herein. Additional information is included in the Funds' Statement of Additional Information dated April 30, 1998, which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling the Funds at (800) 456-5111. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file proxy material, reports and other information, including charter documents, with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission, located at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Atlanta Regional Office of the Securities and Exchange Commission, 1375 Peachtree Street, N.E., Suite 788, Atlanta, Georgia 30367. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

     Interests of Certain Persons. As noted above, Ivy Canada and Ivy GNR have the same investment adviser and other service providers: MFC provides investment advisory services, IMI provides business management services, MIMI provides administrative and accounting services, and IMSC provides transfer agency and shareholder-related services for each Fund. IMDI distributes each Fund's shares. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. MIMI is a subsidiary of MFC, which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 31 years. IMI, MIMI, IMSC and IMDI are each located at Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. MFC is located at 150 Bloor Street West, Suite 400,
Toronto,   Ontario,  Canada  M5S3B5.  IMI  has  a  financial  interest  in  the
Reorganization arising from the fact that its advisory fees charged to Ivy GNR are higher than those charged to Ivy Canada.

         Shareholder Proposals for Subsequent Meetings. The Fund does not, as a general matter, hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders should send such proposals to the principal executive offices of the Trust, located at Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. It is suggested that proposals be submitted by certified mail, return receipt requested.

         Other Business. The Trustees of the Trust know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of persons named as proxies.

         If you cannot attend the Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

          Proxy Solicitation. Proxies are to be solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers, employees or agents of IMI and its affiliates. Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies in connection with the Reorganization. For its services, SCC will be paid a fee expected to equal approximately $4,700.00 and will be reimbursed for its related expenses. IMI will pay the fees and expenses of SCC in connection with the Reorganization.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION, AND ANY UNMARKED PROXIES WILL BE SO VOTED.

                                   APPENDIX 1

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

Ivy Canada Fund

 To the best knowledge of Ivy Fund, as of October 31, 1998, no person owned of record or beneficially 5% or more of Ivy Canada Fund's outstanding Class A shares and the following persons owned 5% or more of Ivy Canada Fund's Class B, Class C and Advisor Class shares, as indicated:
                                                       Amount
                                                         of
                      Name and Address                Ownership       Percent
                                                      (Shares)       of Class

Ivy Canada Fund -    MLPF&S                          26,750.616        10.98
   Class B           For the Sole Benefit
                     of its Customers
                     Attn: Fund Administration
                     4800 Deer Lake Dr. E, 3rd Fl.
                     Jacksonville, FL  32246

--------------------
Ivy Canada Fund -    JW Charles Clearing Corp. Cust.  19,465.982        7.99
   Class B           FBO Joseph Zerger IRA
                     c/o Zarlene Imports
                     1550 E. Oakland Park Blvd.
                     Ft. Lauderdale, FL  33334-4425

--------------------
Ivy Canada Fund      Janet K. Nichol, Trustee         13,769.993        5.65
   Class B           U/A/D 07/18/90
                     Janet K. Nichol Trust
                     4440 Arch Street
                     San Diego, CA  92116



                                                        Amount
                                                          of
                    Name and Address                   Ownership       Percent
                                                       (Shares)       of Class

Ivy Canada Fund -  Francisco Rodriguez Carreras &      2,667.623        35.65
   Class C         Louis Rodriguez Aguilar JT Ten.
                   c/o Zarlene Imports
                   1550 E. Oakland Park Blvd.
                   Ft. Lauderdale, FL  33334-4425

-------------------
Ivy Canada Fund -  Fransisco Rodriguez Carreras &     15,118.227        23.77
   Class C         Fuensanta Rosario Rodriguez Aguilar
                   JT Ten c/o Zarlene Imports
                   1550 E. Oakland Park Blvd.
                   Ft. Lauderdale, FL  33334

-------------------
Ivy Canada Fund -  JWGenesis Clearing Corp. Cust.      4,980.896         7.83
   Class C         FBO Giancarlo Dimizio IRA
                   4900 N. Ocean Blvd. #1107
                   Ft. Lauderdale, FL  33308

-------------------
Ivy Canada Fund -  Donaldson Lufkin Jenrette           4,784.434         7.52
   Class C         Securities Corporation Inc.
                   P. O. Box 2052
                   Jersey City, NJ  07303-9998

-------------------
Ivy Canada Fund -  Alma R. Buncsak Trustee of the       3,755.491        5.90
   Class C         Alma R. Buncsak Rev. Trust
                   U/A/D 11-27-95
                   745 Cherokee Path
                   Lake Mills, WI  53551

-------------------
Ivy Canada Fund -  MLPF&S                               3,662.959        5.76
    Class C        For the Sole Benefit of its Customers
                   Attn: Fund Administration
                   4800 Deer Lake Dr. E, 3rd Fl.
                   Jacksonville, FL  32246


                                                      Amount
                                                        of
                    Name and Address                 Ownership       Percent
                                                     (Shares)       of Class

Ivy Canada Fund -   NFSC FEBO # 279-055662           4,267.710       100.00
   Advisor Class    C. William Ferris
                    Michael Landry/Keith Carlson
                    U/A 01-01-98
                    700 South Federal Highway
                    Boca Raton, FL  33432-6114

--------------------------------

Ivy Global Natural Resources Fund

     To the best knowledge of Ivy Fund, as of October 31, 1998, no person owned of record or beneficially 5% or more of Ivy Global Natural Resources Fund's outstanding Advisor Class shares and the following persons owned 5% or more of Ivy Global Natural Resources Fund's Class A, Class B and Class C shares, as indicated:

                                                          Amount
                                                            of
                      Name and Address                   Ownership     Percent
                                                         (Shares)     of Class
Ivy Global
Natural Resources     Carn & Co. 02176801 Riggs Bank     78,340.424     33.79
Fund -                Trustee FBO Care-Free Consolidated
   Class A            401 K Pl. Act42100001158000000
                      Atn. Mutual Funds Star Group
                      P. O. Box 96211
                      Washington, DC  20090-6211

--------------------------------
Ivy Global
Natural Resources     Mackenzie Investment Mgmt. Inc.    11,870.974      5.12
Fund -                Attn: Bev Yanowitch
   Class A            Via Mizner Financial Plaza
                      700 S. Federal Highway, Ste. 300
                      Boca Raton, FL  33432



                                                       Amount
                                                        of
                    Name and Address                 Ownership       Percent
                                                     (Shares)        of Class
Ivy Global
Natural Resources   MLPF&S                           98,063.533        43.01
Fund -              For the Sole Benefit of its Customers
   Class B          Attn: Fund Administration
                    4800 Deer Lake Dr. E, 3rd Fl.
                    Jacksonville, FL  32246



                                                         Amount
                                                          of
                     Name and Address                   Ownership      Percent
                                                         (Shares)     of Class
Ivy Global
Natural Resources    MLPF&S                              1,068.437     15.74
Fund-                For the Sole Benefit of its Customers
   Class C           Attn: Fund Administration
                     4800 Deer Lake Dr. E, 3rd Fl.
                     Jacksonville, FL  32246

---------------------
Ivy Global
Natural Resources    PJH Prime Account                   1,048.526     15.44
Fund -               Donald H. Nelson, MD
   Class C           Joanna R. Nelson
                     JT Ten WROS
                     5015 NW 127th Street
                     Vancouver, WA  98685

---------------------
Ivy Global
Natural Resources    Raymond James & Assoc. Inc. CSDN      903.508     13.31
Fund -               Diversified Dental P/S
   Class C           FBO Al Pollock
                     10641 1st St. E Ste. 204
                     Treasure Island, FL  33706

---------------------
Ivy Global
Natural Resources    James W. Ralston &                    852.597     12.56
Fund -               Katherine P. Ralston JT/WROS
   Class C           609 Highway 466
                     Lady Lake, FL  32159

---------------------
Ivy Global
Natural Resources    BHC Securities Inc.                   609.133      8.97
Fund -               FAO 45555361
   Class C           Attn: Mutual Funds
                     One Commerce Square
                     2005 Market Street, Suite 1200
                     Philadelphia, PA  19103

---------------------
Ivy Global
Natural Resources    Robert N. Baird & Co. Inc.            546.694      8.05
Fund -               A/C 8676-5395
   Class C           777 East Wisconsin Avenue
                     Milwaukee, WI  53202-5391

---------------------
Ivy Global
Natural Resources    Nancy J. Cleare                       537.634      7.92
Fund -               9381 US Highway 19 N
   Class C           Pinellas Park, FL  33782

---------------------
Ivy Global
Natural Resources    Robert W. Harvey &                    499.438      7.35
Fund -               Isabel M. Harvey, Trustees
   Class C           UA DTD 6-20-96
                     Harvey Living Trust
                     102 Indigo Cove Place
                     Melbourne Beach, FL  32951

INDEX OF EXHIBITS

Exhibit A:     Form of Agreement and Plan of Reorganization
Exhibit B:     The combined Prospectus of the Class A, Class B and Class C shares of the Funds dated April 30, 1998
Exhibit C:     The combined prospectus of the Advisor Class Shares of the Funds dated April 30, 1998
Exhibit D:     Ivy GNR's annual report to shareholders for the fiscal year ended
               December 31, 1997.

                                   EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ________ day of __________________, 1998, by and between Ivy Fund (the
"Acquiring Trust"), a Massachusetts business trust with its principal place of business at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, FL 33432 on behalf of Ivy Global Natural Resources Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and Ivy Fund (the "Acquired Trust"), on behalf of Ivy Canada Fund (the "Acquired Fund"), a separate series of the Acquired Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Advisor Class voting shares of beneficial interest, no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution of the Class A, Class B, Class C and Advisor Class Acquiring Fund Shares to the Class A, Class B, Class C and Advisor Class shareholders of the Acquired Fund, respectively, in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein, forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Advisor Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets with respect to each Class, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the Class, computed in the manner and as of the time and date set forth in section 2.2, and (ii) to assume all liabilities of the Acquired Fund, as set forth in section 3.1. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet.

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1

     1.4. On or as soon as  practicable  prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each Class of its shares, determined as of the Valuation Time (the "Acquired Fund Shareholders"), on a pro rata basis within that Class, the Acquiring Fund Shares of the same Class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each Class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Advisor Class Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Advisor Class Acquired Fund Shareholders shall, with respect to each Class, be equal to the aggregate net asset value of the Acquired Fund shares of that same Class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Advisor Class shares of the Acquired Fund will represent a number of the same Class of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange except certificates representing Class A, Class B, Class C and Advisor Class Acquiring Fund Shares may be obtained upon request by a shareholder of the Acquired Fund.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then current prospectus and statement of additional information.

     As soon as is reasonably practicable after the Liquidation Time, but not until the earlier of (i) payment by Acquiring Fund of all assumed liabilities or
(ii) 90 days after the Closing Date, Acquired Fund shall be abolished as a series of the Acquired Trust under Massachusetts law. The Acquired Fund shall notconduct any business on and after the Closing Date except in connection with its liquidation and abolition as a series of the Acquired Trust.

     1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date, as defined in Section 3.1. All such books and records shall be available to Acquired Fund thereafter until Acquired Fund is abolished as a series of the Acquired Trust.

 2.       VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

     2.2. The net asset value of a Class A, Class B, Class C and Advisor Class Acquiring Fund share shall be the net asset value per share computed with respect to that Class as of the Valuation Time using the valuation procedures referred to in section 2.1.

     2.3.  The  number  of the  Class A,  Class  B,  Class C and  Advisor  Class
Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such Class by dividing the value of the Assets with respect to Class A, Class B, Class C and Advisor Class shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same Class determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

 3.       CLOSING AND CLOSING DATE

     3.1. The Closing of the transactions contemplated by this Agreement shall be March 1, 1999, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads or at such other place and time as the parties may agree.

     3.2. Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of assets.

     3.3. Brown Brothers Harriman & Co., as custodian for the Acquired Fund, shall (a) deliver at the Closing a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to Brown Brothers Harriman & Co., custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Custodian for Acquired Fund to Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. The Transfer Agent, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership ( to __ decimal places) of outstanding Class A, Class B, Class C and Advisor Class shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust and Board of Trustees of the Acquired Trust, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Advisor Class shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

 4.       REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The Statement of Assets and Liabilities, Operations, and Changes in Net Assets, the Supplementary Information, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 1997, has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (g) Since December 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

     (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

     (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

     (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

     (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The Statement of Assets and Liabilities, Operations, and Changes in Net Assets, the Supplementary Information, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 1997 has been audited by PriceWaterhouse Coopers LLP, independent certified public accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (g) Since December 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

     (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

     (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

     (k) The Class A, Class B, Class C and Advisor Class Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

     (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Acquiring Trust and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

     (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

 5.       COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions, (ii) such changes as are contemplated by the Funds' normal operations, and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

     5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30,1999.

     5.4. The Acquired Fund covenants that the Class A, Class B, Class C and Advisor Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

     5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume the assumed liabilities from the Acquired Fund.

     5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Advisor Class Acquiring Fund Shares received at the Closing.

     5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

 6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Trust, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

     (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Class A, Class B, Class C and Advisor Class Shares of the Acquiring Fund pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Class A, Class B, Class C and Advisor Class Shares of the Acquiring Fund, pursuant to the Agreement have been obtained or made; and

     6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

     (a) The Acquired Trust has been duly formed and is an existing business trust in good standing; (b) the Acquired Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Class A, Class B, Class C and Advisor Class Shares of the Acquiring Fund pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Class A, Class B, Class C and Advisor Class Shares of the Acquiring Fund, pursuant to the Agreement have been obtained or made; and

     7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Amended and Restated Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received an opinion of Dechert Price & Rhoads addressed to each Trust substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of each Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9. INDEMNIFICATION

     9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

     10.1. The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. Ivy Management, Inc. will pay the legal, accounting, printing, postage, and solicitation expenses in connection with the Reorganization. The combined entity resulting from the transactions contemplated herein will pay the registration fees, if any, in connection with the Reorganization. Any such expenses that relate to the Acquired Fund and are so borne by Ivy Management, Inc. or the resulting combined entity shall be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before April 30, 1999, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Advisor Class Acquiring Fund shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, FL 33432, with a copy to Dechert Price & Rhoads, Ten Post Office Square - South, Boston, MA 02109, Attention: Joseph R. Fleming, or to the Acquiring Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, FL 33432, with a copy to Dechert Price & Rhoads, Attention: Joseph R. Fleming, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. The Trust is organized as a Massachusetts business trust, and references in this Agreement to the Trust mean and refer to the Trustees from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust, the Acquiring Fund or the Acquired Fund personally, but bind only the respective property of each of the Acquiring Fund and the Acquired Fund, as provided in the Trust's Declaration of Trust. Moreover, no series of the Trust other than the Acquiring Fund and the Acquired Fund shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the respective assets of each of the Acquiring Fund and the Acquired Fund to satisfy the obligations of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trust's Board of Trustees, on behalf of each of the Acquiring Fund and the Acquired Fund, respectively, and this Agreement has been signed by authorized officers of each of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of each of the Acquiring Fund and the Acquired Fund, as provided in the Trust's Declaration of Trust.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                    IVY FUND

                                    on behalf of Ivy Canada Fund

Attest:

______________________________      _______________________________

Secretary                           By:____________________________

                                    Its:_____________________________



                                    IVY FUND

Attest:                             on behalf of Ivy Global Natural Resources

______________________________      _________________________________

Secretary                           By:______________________________

                                    Its:______________________________

                                   EXHIBIT B

April 30, 1998

IVY
INTERNATIONAL
EQUITY
FUNDS

- ----------
Prospectus
- ----------

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.


         Ivy Fund (the "Trust") is a registered investment company currently consisting of eighteen separate portfolios. The Class A, Class B, Class C and Class I (if applicable) shares of twelve of these portfolios, as identified below (the "Funds"), are described in this Prospectus. The Advisor Class shares of the Funds (other than Ivy International Fund) are described in a separate prospectus dated April 30, 1998. Each Fund has its own investment objective and policies, and your interest is limited to the Fund in which you own shares.

          The twelve Ivy international equity funds are: Ivy Asia Pacific Fund Ivy Canada Fund Ivy China Region Fund Ivy Developing Nations Fund Ivy Global Fund Ivy Global Natural Resources Fund Ivy Global Science & Technology Fund Ivy International Fund II Ivy International Fund Ivy International Small Companies Fund Ivy Pan-Europe Fund Ivy South America Fund

         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read it carefully and retain it for future reference. Additional information about the Funds is contained in the Statement of Additional Information for the Funds dated April 30, 1998 (the "SAI"), which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge from the Trust at the Distributor's address and telephone number below. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other material incorporated by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IVY FUNDS(R)

TABLE OF CONTENTS
Expense Information ........................................     2
The Funds' Financial Highlights ............................     6
Investment Objective and Policies ..........................    15
Risk Factors and Investment Techniques .....................    20
Organization and Management of the Funds ...................    24
Investment Manager .........................................    25
Fund Administration and Accounting .........................    26
Transfer Agent .............................................    26
Alternative Purchase Arrangements ..........................    26
Dividends and Taxes ........................................    27
Performance Data ...........................................    27
How to Buy Shares ..........................................    27
How Your Purchase Price is Determined ......................    28
How Each Fund Values its Shares ............................    28
Initial Sales Charge Alternative-Class A Shares ............    28
Contingent Deferred Sales Charge-Class A Shares ............    29
Qualifying for a Reduced Sales Charge ......................    29
Contingent Deferred Sales Charge Alternative-
         Class B and Class C Shares ........................    30
How to Redeem Shares .......................................    31
Minimum Account Balance Requirements .......................    32
Signature Guarantees .......................................    32
Choosing a Distribution Option .............................    32
Tax Identification Number ..................................    32
Certificates ...............................................    32
Exchange Privilege .........................................    33
Reinvestment Privilege .....................................    33
Systematic Withdrawal Plan .................................    33
Automatic Investment Method ................................    34
Consolidated Account Statements ............................    34
Retirement Plans ...........................................    34
Shareholder Inquiries ......................................    34
Account Application ........................................    35

   BOARD OF TRUSTEES                     OFFICERS                            TRANSFER AGENT
INVESTMENT MANAGER
 John S. Anderegg, Jr.          Michael G. Landry, Chairman                  Ivy Mackenzie               Ivy
Management, Inc.
   Paul H. Broyhill             Keith J. Carlson, President                  Services Corp.           700 South
Federal Highway
   Keith J. Carlson          James W. Broadfoot, Vice President              P.O. Box 3022              Boca
Raton, FL 33432
   Stanley Channick                  C. William Ferris,                Boca Raton, FL 33431-0922
1-800-456-5111
Frank W. DeFriece, Jr.              Secretary/Treasurer                       1-800-777-6472
    Roy J. Glauber
DISTRIBUTOR
  Michael G. Landry                   LEGAL COUNSEL                            AUDITORS                     Ivy
Mackenzie
 Joseph G. Rosenthal            Dechert Price & Rhoads                  Coopers & Lybrand L.L.P.
Distributors, Inc.
 Richard N. Silverman                    Boston, MA                        Ft. Lauderdale, FL         Via Mizner
Financial Plaza
   J. Brendan Swan                                                                                    700 South
Federal Highway
                                         CUSTODIAN                                                      Boca
Raton, FL 33432
                                Brown Brothers Harriman & Co.
1-800-456-5111
                                         Boston, MA


[IVY MACKENZIE LOGO]

EXPENSE INFORMATION


    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Unless otherwise noted, the information is based on each Fund's expenses during fiscal year 1997.


                        SHAREHOLDER TRANSACTION EXPENSES


    All Funds offer Class A, Class B and Class C shares. Class I shares are offered by Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund and Ivy International Small Companies Fund (generally referred to herein as the "Class I Funds").


                       MAXIMUM SALES LOAD     MAXIMUM CONTINGENT
                       IMPOSED ON PURCHASES   DEFERRED SALES CHARGE
   ALL FUNDS             (AS A % OF         (AS A % OF ORIGINAL
                       OFFERING PRICE)         PURCHASE PRICE)
                       --------------------   ---------------------

Class A..........          5.75%(1)               None(2)
Class B..........          None                   5.00%(3)
Class C..........          None                   1.00%(4)
Class I..........          None                   None



None of the Funds charges a redemption fee, an exchange fee, or a sales load on reinvested dividends.

----------------

(1) Class A shares may be purchased under a variety of plans that provide for the reduction or elimination of the sales charge. See "Initial Sales Charge Alternative--Class A Shares" and "Qualifying for a Reduced Sales Charge."

(2) A contingent deferred sales charge ("CDSC") may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Purchases of Class A Shares at Net Asset Value" and "Contingent Deferred Sales Charge -- Class A Shares."
(3) The maximum CDSC on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4% during the second year; 3% during the third and fourth years; 2% during the fifth year; 1% during the sixth year; and 0% in the seventh year and thereafter.
(4) The CDSC on Class C shares applies only to redemptions during the first year after purchase.

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                      12B-1 SERVICE/               TOTAL FUND
                        MANAGEMENT    DISTRIBUTION     OTHER       OPERATING
EXPENSES (1)               FEES           FEES        EXPENSES
----------            --------------   -----------  -----------    ----------

IVY CANADA FUND
  Class A................    0.85%       0.40%         1.64%        2.89%
  Class B................    0.85%       1.00%(3)      1.38%        3.23%
  Class C................    0.85%       1.00%(3)      1.29%        3.14%
IVY GLOBAL FUND
  Class A................    1.00%       0.25%         0.82%        2.07%
  Class B................    1.00%       1.00%(3)      0.82%        2.82%
  Class C................    1.00%       1.00%(3)      0.82%        2.82%
IVY GLOBAL NATURAL
RESOURCES FUND
  Class A................    0.22%(2)    0.25%         1.63%        2.10%
  Class B................    0.22%(2)    1.00%(3)      1.64%        2.86%
  Class C................    0.22%(2)    1.00%(3)      1.86%        3.08%
IVY GLOBAL SCIENCE &
TECHNOLOGY FUND
  Class A................    1.00%       0.25%         0.86%        2.11%
  Class B................    1.00%       1.00%(3)      0.92%        2.92%
  Class C................    1.00%       1.00%(3)      0.85%        2.85%
  Class I................    1.00%       0.00%         0.77%(6)     1.77%
IVY INTERNATIONAL
FUND II(8)
  Class A................    0.73%(2)    0.25%         0.82%        1.80%
  Class B................    0.73%(2)    1.00%(3)      0.90%        2.63%
  Class C................    0.73%(2)    1.00%(3)      0.90%        2.63%
  Class I................    0.73%(2)    0.00%         0.73%(6)     1.46%
IVY INTERNATIONAL FUND
  Class A................    1.00%       0.23%(4)      0.36%        1.59%
  Class B................    1.00%       1.00%(3)      0.42%        2.42%
  Class C................    1.00%       1.00%(3)      0.41%        2.41%
  Class I................    1.00%       0.00%         0.18%(6)     1.18%
IVY PAN-EUROPE FUND(8)
  Class A................    0.00%(2)    0.25%         1.95%(5)     2.20%
  Class B................    0.00%(2)    1.00%(3)      2.29%(5)     3.29%
  Class C................    0.00%(2)    1.00%(3)      1.95%(5)     2.95%


                                                 12B-1
                                               SERVICE/                    GROSS FUND   CUSTODY    TOTAL FUND
                                  MANAGEMENT  DISTRIBUTION    OTHER        OPERATING     FEE      OPERATING
                                   FEES(2)       FEES        EXPENSES(7)   EXPENSES(7)   CREDITS   EXPENSES(1)
                                 ----------   ------------   -----------   -----------   -------   -----------
IVY ASIA PACIFIC FUND
  Class A......................... 0.00%        0.25%          1.86%(5)      2.11%        0.20%       1.91%
  Class B......................... 0.00%        1.00%(3)       1.86%(5)      2.86%        0.20%       2.66%
  Class C......................... 0.00%        1.00%(3)       1.74%(5)      2.74%        0.20%       2.54%
IVY CHINA REGION FUND
  Class A......................... 0.93%        0.25%          1.26%         2.44%        0.24%       2.20%
  Class B......................... 0.93%        1.00%(3)       1.24%         3.17%        0.24%       2.93%
  Class C......................... 0.93%        1.00%(3)       1.12%         3.05%        0.24%       2.81%
IVY DEVELOPING NATIONS FUND
  Class A......................... 0.92%        0.25%          1.14%         2.31%        0.12%       2.19%
  Class B......................... 0.92%        1.00%(3)       1.17%         3.09%        0.12%       2.97%
  Class C......................... 0.92%        1.00%(3)       1.20%         3.12%        0.12%       3.00%
IVY INTERNATIONAL SMALL
COMPANIES FUND
  Class A......................... 0.00%        0.25%          2.25%(5)      2.50%        0.39%       2.11%
  Class B......................... 0.00%        1.00%(3)       2.31%(5)      3.31%        0.39%       2.92%
  Class C......................... 0.00%        1.00%(3)       2.23%(5)      3.23%        0.39%       2.84%
  Class I......................... 0.00%        0.00%          2.16%(5)(6)    2.16%       0.39%       1.77%
IVY SOUTH AMERICA FUND
  Class A......................... 0.27%        0.25%          1.93%         2.45%        0.27%       2.18%
  Class B......................... 0.27%        1.00%(3)       1.96%         3.23%        0.27%       2.96%
  Class C......................... 0.27%        1.00%(3)       2.03%         3.30%        0.27%       3.03%

---------------

(1) Ivy Management, Inc. ("IMI") currently limits Total Fund Operating Expenses (excluding Rule 12b-1 fees and certain other items, and net of any custody fee credits) for all Funds except Ivy Canada Fund and Ivy International Fund to an annual rate of 1.95% (1.50% in the case of Ivy International Fund II) of each Fund's average net assets.
(2) After fee reimbursements (see note 1 above). Without fee reimbursements, Management Fees would have been 1.00%.
(3) Long-term investors may, as a result of the Fund's 12b-1 fees, pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").
(4) Rule 12b-1 Service Fees paid by Class A shares may increase, but are subject to a maximum of 0.25%. See "Alternative
         Purchase Arrangements."
(5) After expense reimbursements (see note 1 above). Without expense reimbursements, Other Expenses would have increased 8.06% for Ivy Asia Pacific Fund; 2.37% for Ivy International Small Companies Fund and 26.21% for Ivy Pan-Europe Fund.
(6) "Other Expenses" of Class I shares are lower than such expenses for Class A, Class B and Class C shares. See "Fund Administration and Accounting" in this Prospectus and "Transfer Agent" in the SAI.
(7) Does not reflect custody fee credits generated by uninvested cash balances maintained by the Funds with their custodian.
(8) Expense information is based on annualized amounts from May 13, 1997 (commencement) to December 31, 1997.

                                    EXAMPLES


    The following table lists the expenses that an investor would pay on a $1,000 investment, assuming (1) 5% annual return and (2) unless otherwise noted, redemption at the end of each time period. These examples further assume reinvestment of all dividends and distributions, and that the percentage amounts under "Total Fund Operating Expenses" or "Gross Fund Operating Expenses", if the fund received custody fee credits, above, remain the same each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
       IVY ASIA PACIFIC FUND         ------    -------    -------    --------

Class A Shares*.....................  $78       $120       $164        $288
Class B Shares......................  $79(1)    $119(2)    $171(3)     $301(4)
Class B Shares (no redemption)......  $29       $ 89       $151        $301(4)
Class C Shares......................  $38(5)    $ 85       $145        $307
Class C Shares (no redemption)......  $28       $ 85       $145        $307



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
       IVY CANADA FUND               ------    -------    -------    --------

Class A Shares*......................  $85       $142       $201        $360
Class B Shares.......................  $83(1)    $129(2)    $189(3)     $345(4)
Class B Shares (no redemption).......  $33       $ 99       $169        $345(4)
Class C Shares.......................  $42(5)    $ 97       $164        $345
Class C Shares (no redemption).......  $32       $ 97       $164        $345



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
       IVY CHINA REGION FUND         ------    -------    -------    --------

Class A Shares*......................  $81       $129       $180        $319
Class B Shares.......................  $82(1)    $128(2)    $186(3)     $331(4)
Class B Shares (no redemption).......  $32       $ 98       $166        $331(4)
Class C Shares.......................  $41(5)    $ 94       $160        $336
Class C Shares (no redemption).......  $31       $ 94       $160        $336



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
       IVY DEVELOPING NATIONS FUND   ------    -------    -------    --------

Class A Shares*.....................   $80       $125       $174        $307
Class B Shares......................   $81(1)    $125(2)    $182(3)     $322(4)
Class B Shares (no redemption)......   $31       $ 95       $162        $322(4)
Class C Shares......................   $41(5)    $ 96       $163        $343
Class C Shares (no redemption)......   $31       $ 96       $163        $343




                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
       IVY GLOBAL FUND              ------    -------    -------    --------

Class A Shares*.....................   $77       $119       $162        $284
Class B Shares......................   $79(1)    $117(2)    $169(3)     $297(4)
Class B Shares (no redemption)......   $29       $ 87       $149        $297(4)
Class C Shares......................   $39(5)    $ 87       $149        $315
Class C Shares (no redemption)......   $29       $ 87       $149        $315



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
  IVY GLOBAL NATURAL RESOURCES FUND  ------    -------    -------    --------

Class A Shares*...................... $78       $120       $164        $287
Class B Shares....................... $79(1)    $119(2)    $171(3)     $301(4)
Class B Shares (no redemption)....... $29       $ 89       $151        $301(4)
Class C Shares....................... $41(5)    $ 95       $162        $339
Class C Shares (no redemption)....... $31       $ 95       $162        $339



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
IVY GLOBAL SCIENCE & TECHNOLOGY FUND ------    -------    -------    --------

Class A Shares*...................... $78       $120       $164        $288
Class B Shares....................... $80(1)    $120(2)    $174(3)     $305(4)
Class B Shares (no redemption)....... $30       $ 90       $154        $305(4)
Class C Shares....................... $39(5)    $ 88       $150        $318
Class C Shares (no redemption)....... $29       $ 88       $150        $318
Class I Shares**..................... $19       $ 58       $100        $217

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
       IVY INTERNATIONAL FUND II     ------    -------    -------    --------

Class A Shares*...................... $75       $111       $149        $257
Class B Shares....................... $77(1)    $112(2)    $160(3)     $276(4)
Class B Shares (no redemption)....... $27       $ 82       $140        $276(4)
Class C Shares....................... $37(5)    $ 82       $140        $296
Class C Shares (no redemption)....... $27       $ 82       $140        $296
Class I Shares**..................... $15       $ 46       $ 80        $175



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
       IVY INTERNATIONAL FUND        ------    -------    -------    --------

Class A Shares*......................  $73       $105       $139        $236
Class B Shares.......................  $75(1)    $105(2)    $149(3)     $255(4)
Class B Shares (no redemption).......  $25       $ 75       $129        $255(4)
Class C Shares.......................  $34(5)    $ 75       $129        $275
Class C Shares (no redemption).......  $24       $ 75       $129        $275
Class I Shares**.....................  $12       $ 37       $ 65        $143




                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
IVY INTERNATIONAL SMALL              ------    -------    -------    --------
COMPANIES FUNDS

Class A Shares*......................$81       $131       $183        $325
Class B Shares.......................$83(1)    $132(2)    $193(3)     $342(4)
Class B Shares (no redemption).......$33       $102       $173        $342(4)
Class C Shares.......................$43(5)    $ 99       $169        $353
Class C Shares (no redemption).......$33       $ 99       $169        $353
Class I Shares**.....................$18       $ 56       $ 96        $208


                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
       IVY PAN-EUROPE FUND          ------    -------    -------    --------

Class A Shares*......................$79       $122       $169        $296
Class B Shares.......................$83(1)    $131(2)    $192(3)     $334(4)
Class B Shares (no redemption).......$33       $101       $172        $334(4)
Class C Shares.......................$40(5)    $ 91       $155        $327
Class C Shares (no redemption).......$30       $ 91       $155        $327




                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
       IVY SOUTH AMERICA FUND       ------    -------    -------    --------

Class A Shares*..................... $81       $129       $181        $320
Class B Shares...................... $83(1)    $129(2)    $189(3)     $335(4)
Class B Shares (no redemption)...... $33       $ 99       $169        $335(4)
Class C Shares...................... $43(5)    $102       $172        $359
Class C Shares (no redemption)...... $33       $102       $172        $359


-----------------
 * Assumes deduction of the maximum 5.75% initial sales charge at the time of purchase and no deduction of a CDSC at the time of redemption.
 ** Class I Shares are not subject to an initial sales charge at the time of purchase, nor are they subject to the deduction of a CDSC at the time of redemption.
(1)      Assumes deduction of a 5% CDSC at the time of redemption.
(2)      Assumes deduction of a 3% CDSC at the time of redemption.
(3)      Assumes deduction of a 2% CDSC at the time of redemption.
(4) Assumes conversion to Class A shares at the end of the eighth year, and therefore reflects Class A expenses for years nine and ten.
(5)      Assumes deduction of a 1% CDSC at the time of redemption.


    The information presented in the table does not reflect the charge of $10 per transaction that would apply if a shareholder elects to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Funds' fees and expenses, see the following sections of this Prospectus:
"Investment Manager" and "Fund Administration and Accounting," and "Investment Advisory and Other Services" in the SAI.

THE FUNDS' FINANCIAL HIGHLIGHTS


    Unless otherwise noted, the tables that follow are for fiscal periods ending December 31 of each year. The accounting firm of Coopers & Lybrand L.L.P. has audited all Funds since their inception (with the exception of Ivy International Fund, which they have audited since December 31, 1992). Their report is included with each Fund's Annual Report which are incorporated by reference into the SAI. The information for Ivy International Fund for fiscal periods prior to December 31, 1992 was audited by other independent accountants. The Annual Reports for these twelve Funds contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-777-6472.


    Expense and income ratios have been annualized for periods of less than one year. Beginning December 31, 1996, portfolio turnover rates have not been annualized for periods of less than one year. Total returns do not reflect sales charges, and are not annualized for periods of less than one year (unless otherwise noted). In addition, for fiscal years beginning on or after September 1, 1995, registered investment companies are required to disclose average commission rates per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

IVY ASIA PACIFIC FUND


                                                  CLASS A           CLASS B          CLASS C
                                                  --------          -------          -------
                                                  1997(A)           1997(A)          1997(A)
   SELECTED PER SHARE DATA                        --------          -------          -------
   Net asset value, beginning of period.........  $ 10.00           $10.00           $10.00
                                                  -------           -------          ------
    Income (loss) from investment operations
      Net investment income (loss) (b)..........      .02               --               --
      Net realized and unrealized loss on
       investment transactions..................    (3.98)           (4.00)           (3.99)
                                                  -------           -------          ------
         Total from investment operations.......    (3.96)           (4.00)           (3.99)
                                                  -------           -------          ------
    Less distributions
      From net investment income................      .01               --               --
      In excess of net investment income........      .02              .01              .02
                                                  -------           -------          ------
         Total distributions....................      .03              .01              .02
                                                  -------           -------          ------
   Net asset value, end of period...............  $  6.01           $ 5.99           $ 5.99
                                                  =======           =======          ======
   Total return (%).............................   (39.58)          (39.96)          (39.94)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $   692           $  929           $  764
   Ratio of expenses to average net assets(c)
    With expense reimbursement(%)...............     2.11             2.86             2.74
    Without expense reimbursement(%)............    10.17            10.92            10.80
   Ratio of net investment income (loss) to
    average net assets(%)(b)....................      .63             (.12)              --
   Portfolio turnover rate(%)...................        1                1                1
   Average commission rate......................  $ .0070           $.0070           $.0070


- ---------------


(a)     The Fund commenced operations on January 1, 1997.
(b) Net investment income (loss) is net of expenses reimbursed by manager.
(c) Total expenses include fees paid indirectly through an expense offset arrangement.

IVY CANADA FUND


                                                                                   CLASS A

-------------------------------------------------------------------------
                                                1997       1996       1995      1994(A)    1994(B)       1993(B)    1992(B)
SELECTED PER SHARE DATA                        -------    -------    -------    -------    -------       -------    -------
   Net asset value, beginning of period.........  $  9.64    $  9.21    $  8.90    $ 9.85   $10.04       $7.43       8.89
                                                  -------    -------    -------    -------  -------      ------    -------
    Income (loss) from investment operations
      Net investment income (loss)..............     (.22)      (.21)      (.19)(g)   (.11)     (.11)     (.01)      (.12)
      Net realized and unrealized gain (loss) on
       investment transactions..................    (2.19)      2.29        .75      (.81)       .24       3.35      (1.34)
                                                  -------    -------    -------    -------    -------     -------    -------
         Total from investment operations.......    (2.41)      2.08        .56      (.92)       .13       3.34      (1.46)
                                                  -------    -------    -------    -------    -------     -------    -------
    Less distributions
      From net investment income................       --         --         --        --         --          --         --
      In excess of net investment income........      .15         --         --        --         --          --         --
      From net realized gain....................      .44       1.65        .25        --        .31          .73         --
      In excess of net realized gain............     1.14         --         --        --         --          --         --
      From capital paid-in......................       --         --         --       .03        .01          --         --
                                                  -------    -------    -------    -------    -------      -------    -------
       Total distributions......................     1.73       1.65        .25       .03        .32          .73         --
                                                  -------    -------    -------    -------    -------      -------    -------
   Net asset value, end of period...............  $  5.50    $  9.64    $  9.21    $ 8.90     $ 9.85       $10.04     $ 7.43
                                                  =======    =======    =======    =======    =======      =======    =======
   Total return(%)..............................   (23.75)     23.86       6.37     (9.38)      1.05        47.10     (16.42)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $ 8,538    $15,249    $19,353    $23,296    $34,549       $30,971    $11,280
   Ratio of expenses to average net assets(%)
      With expense reimbursement(%).............       --         --       2.90        --         --          --         --
      Without expense reimbursement(%)..........     2.89       2.79       3.23      2.44       2.05         2.63       2.70
   Ratio of net investment income (loss) to
    average net assets(%).......................    (2.11)     (1.78)     (2.13)(g)  (1.85)    (1.09)       (1.41)     (1.39)
   Portfolio turnover rate(%)...................       93         56         21        36         62          32          2
   Average commission rate......................  $ .0170    $ .0134        N/A       N/A        N/A          N/A        N/A

                                                                     CLASS A
                                                  ----------------------------------------------
                                                  1991(C)        1990(D)    1989(D)      1988(E)
   SELECTED PER SHARE DATA                        -------        -------    -------      -------
   Net asset value, beginning of period.........  $ 8.55         $10.53     $10.15       $ 9.50
                                                  -------        -------    -------      ------
    Income (loss) from investment operations
      Net investment income (loss)..............    (.03)           .02        .15(g)       .17(g)
      Net realized and unrealized gain (loss) on
       investment transactions..................     .41          (1.98)       .50          .57
                                                  -------        -------    -------      ------
         Total from investment operations.......     .38          (1.96)       .65          .74
                                                  -------        -------    -------      ------
    Less distributions
      From net investment income................      --            .02        .24          .07
      In excess of net investment income........      --             --         --           --
      From net realized gain....................     .04             --        .03          .02
      In excess of net realized gain............      --             --         --           --
      From capital paid-in......................      --             --         --           --
                                                  -------        -------    -------      ------
       Total distributions......................     .04            .02        .27          .09
                                                  -------        -------    -------      ------
   Net asset value, end of period...............  $ 8.89         $ 8.55     $10.53       $10.15
                                                  =======        =======    =======      ======
   Total return(%)..............................    6.59         (18.69)      6.41         8.15
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $14,369        $14,268    $16,807      $5,360
   Ratio of expenses to average net assets(%)
      With expense reimbursement(%).............      --             --       2.36         1.91
      Without expense reimbursement(%)..........    2.78           2.89       3.14         5.05
   Ratio of net investment income (loss) to
    average net assets(%).......................    (.52)           .16       1.57(g)      1.86(g)
   Portfolio turnover rate(%)...................       4             --          2            3
   Average commission rate......................     N/A            N/A        N/A          N/A



                                                                     CLASS B                                       CLASS C
                                          ---------------------------------------------------------------------------------
                                            1997          1996         1995        1994(A)      1994(F)       1997        1996(H)
   SELECTED PER SHARE DATA                --------      --------      -------      -------      -------       -------      -------
   Net asset value, beginning of
    period..........................      $  9.59       $  9.21       $  8.90      $ 9.85       $10.16         $9.62       $10.67
                                          -------       -------       -------      -------      -------       -------      ------
    Income (loss) from investment
      operations
      Net investment loss...........         (.24)         (.17)         (.20)(g)    (.09)        (.02)       (.24)        (.14)
      Net realized and unrealized
       gain (loss) on investment
       transactions.................        (2.18)         2.19           .71        (.86)        (.29)       (2.18)         .72
                                          -------       -------       -------      -------      -------       -------      ------
         Total from investment
          operations................        (2.42)         2.02           .51        (.95)        (.31)       (2.42)         .58
                                          -------       -------       -------      -------      -------       -------      ------
    Less distributions
      In excess of net investment
       income.......................          .13            --            --          --           --         .13           --
      From net realized gain........          .44          1.64           .20          --           --         .44         1.63
      In excess of net realized
       gain.........................         1.14            --            --          --           --        1.14           --
                                          -------       -------       -------      -------      -------       -------      ------
         Total distributions........         1.71          1.64           .20          --           --        1.71         1.63
                                          -------       -------       -------      -------      -------       -------      ------
   Net asset value, end of period...      $  5.46       $  9.59       $  9.21      $ 8.90       $ 9.85       $5.49       $ 9.62
                                          =======       =======       =======      =======      =======      =======      ======
   Total return(%)..................       (24.03)        23.26          5.74       (9.64)       (3.05)      (23.95)        6.51
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)......................      $ 1,501       $ 2,040       $ 1,142      $  741       $  227       $349       $  173
   Ratio of expenses to average net
    assets
      With expense
       reimbursement(%).............           --            --          3.50          --           --        --           --
      Without expense
       reimbursement(%).............         3.23          3.30          3.83        3.03         2.68        3.14         3.15
   Ratio of net investment loss to
    average net assets(%)...........        (2.45)        (2.30)        (2.73)(g)   (2.44)       (1.72)       (2.37)       (2.15)
   Portfolio turnover rate(%).......           93            56            21          36           62        93           56
   Average commission rate..........      $ .0170       $ .0134           N/A         N/A          N/A       $.0170       $.0134


- ---------------


(a)  For the six months ended December 31, 1994.
(b)  For the year ended June 30.
(c)  For the eight months ended June 30, 1991.
(d)  For the year ended October 31.
(e) From November 18, 1987 (commencement) to October 31, 1988. (f) From April 1, 1994 (commencement) to June 30, 1994. (g) Net investment income (loss) is net of expenses reimbursed by manager.
(h)  From April 30, 1996 (commencement) to December 31, 1996.

IVY CHINA REGION FUND


                                                                             CLASS A
                                                  -------------------------------------------------------------
                                                    1997          1996         1995         1994        1993(A)
   SELECTED PER SHARE DATA                        --------      --------      -------      -------      -------
   Net asset value, beginning of period.........  $ 10.30       $  8.58       $  8.61      $11.55       $10.00
                                                  -------       -------       -------      -------      ------
    Income (loss) from investment operations
      Net investment income (loss)(c)...........      .02(d)        .03           .14         .05         (.01)
      Net realized and unrealized gain (loss) on
       investment transactions..................    (2.28)(d)      1.74          (.01)      (2.91)        1.57
                                                  -------       -------       -------      -------      ------
         Total from investment operations.......    (2.26)         1.77           .13       (2.86)        1.56
                                                  -------       -------       -------      -------      ------
    Less distributions
      From net investment income................       --           .03           .14         .05          >--
      In excess of net investment income........       --           .02            --         .03           --
      In excess of net realized gain............       --            --           .02          --           --
      From capital paid-in......................       --            --            --          --          .01
                                                  -------       -------       -------      -------      ------
         Total distributions....................       --           .05           .16         .08          .01
                                                  -------       -------       -------      -------      ------
   Net asset value, end of period...............  $  8.04       $ 10.30       $  8.58      $ 8.61       $11.55
                                                  =======       =======       =======      =======      ======
   Total return(%)..............................   (21.94)        20.50          1.59      (24.88)       15.65
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $12,020       $15,290       $12,855      $13,180      $8,371
   Ratio of expenses to average net assets(e)
   With expense reimbursement(%)................     2.44          2.20          2.20        2.20         1.98
   Without expense reimbursement (%)............     2.51          2.48          2.73        2.76         2.45
   Ratio of net investment income (loss) to
    average net assets (%)(c)...................      .28           .32          1.61         .55         (.91)
   Portfolio turnover rate(%)...................       20            22            25           4           --
   Average commission rate......................  $ .0050       $ .0050           N/A         N/A          N/A



                                       CLASS B                                       CLASS C
                                     -------------                                 ------------

                                 1997      1996      1995      1994    1993(A)     1997    1996(B)
   SELECTED PER SHARE DATA       ----      ----      ----      ----    -------     ----    -------
Net asset value, beginning of
period........................ $ 10.28   $  8.58    $ 8.61   $ 11.55   $10.00      $10.24   $ 9.44
                               -------   -------    -------  -------   -------     ------   ------
Income (loss) from investment
  operations
Net investment income
  (loss)(c)....................(.04)(d)    (.04)      .08     (.02)    (.02)       (.03)(d)

Net realized and unrealized
gain (loss)on investment
transactions...................(2.28)(d)    1.74     (.02)   (2.92)    1.57        (2.27)(d) .89
                                -------     -----    -----   ------    ----        --------  -----
Total from investment
operations..................    (2.32)      1.70      .06    (2.94)    1.55        (2.30)    .89
                                -------     -----     -----  ------    ----        ------    -----
Less distributions
From net investment income......   --       --         .08     --       --           --        --
In excess of net investment
income.........................    --       --         --      --       --           --       .09
In excess of net realized
gain...........................    --       --        .01      --       --           --        --
                               -------    -------   -------  -------  -------    -------      ------
Total distributions..........      --                 .09      --       --           --       .09
                               -------    -------   -------  -------  -------    -------      ------
Net asset value, end of period..$ 7.96    $ 10.28   $ 8.58   $ 8.61   $ 11.55       $7.94    $10.24
                                =======   =======   =======  =======  =======       ======   =======

  Total return(%).............. (22.57)     19.67      .83   (25.45)    15.50        (22.46)   9.39
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).................$ 7,893    $ 8,995   $ 6,905  $ 7,336   $3,565       $1,129     $ 449
   Ratio of expenses to average net
    assets(e)
   With expense reimbursement..    3.17       2.95      2.95     2.95     2.74        3.05       2.71

   Without expense reimbursement   3.24       3.23      3.48     3.51     3.20        3.12       2.99
   Ratio of net investment income
    (loss) to average net
    assets(%)(c)...................(.45)     (.43)      .86     (.20)    (1.66)       (.33)    (.19)

   Portfolio turnover rate(%)......  20        22       25        4        --          20        22

   Average commission rate....... $ .0050   $ .0050   N/A       N/A       N/A        $ .0050      $.0050


----------------
(a)  From October 23, 1993  (commencement)  to December 31, 1993.
(b)  From April 30, 1996 (commencement) to December 31, 1996.
(c)  Net investment income (loss) is net of expenses reimbursed by manager.
(d)  Based on average shares outstanding.
(e) Beginning in 1995, total expenses include fees paid indirectly, if any, through an expense offset arrangement.

IVY DEVELOPING NATIONS FUND


                                                          CLASS A                                   CLASS B
                                       ---------------------------------------------          -------------------
                                        1997         1996         1995       1994(A)           1997         1996
        SELECTED PER SHARE DATA        -------      -------      ------      -------          -------      ------
   Net asset value, beginning of
    period...........................  $10.12       $  9.05      $ 8.64      $10.00           $10.04       $ 9.05
                                       -------      -------      ------      -------          -------      ------
    Income (loss) from investment
      operations
      Net investment income
       (loss)(c).....................     .01          (.02)        .01          --             (.06)        (.06)
      Net realized and unrealized
       gain (loss) on investment
       transactions..................   (2.80)         1.09         .54       (1.36)           (2.76)        1.05
                                       -------      -------      ------      -------          -------      ------
         Total from investment
          operations.................   (2.79)         1.07         .55       (1.36)           (2.82)         .99
                                       -------      -------      ------      -------          -------      ------
    Less distributions
      From net investment income.....      --            --         .01          --               --           --
      In excess of net investment
       income........................     .01            --          --          --              .01           --
      From net realized gain.........     .30            --         .10          --              .28           --
      In excess of net realized
       gain..........................     .20            --         .03          --              .16           --
                                       -------      -------      ------      -------          -------      ------
         Total distributions.........     .51            --         .14          --              .45           --
                                       -------      -------      ------      -------          -------      ------
   Net asset value, end of period....  $ 6.82       $ 10.12      $ 9.05      $ 8.64           $ 6.77       $10.04
                                       =======      =======      ======      =======          =======      ======
   Total return(%)...................  (27.42)        11.83        6.40      (13.50)          (27.93)       10.95
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).......................  $8,584       $ 9,925      $3,435      $  611           $8,488       $6,269
   Ratio of expenses to average net
    assets(d)
    With expense reimbursement(%)....    2.31          2.45        2.55        2.20             3.09         3.20
    Without expense
      reimbursement(%)...............    2.39          2.82        7.18       20.74             3.17         3.57
   Ratio of net investment income
    (loss) to average net
    assets(%)(c).....................     .09          (.23)        .24         .52             (.69)        (.98)
   Portfolio turnover rate(%)........      42            27          14          --               42           27
   Average commission rate...........  $.0020       $ .0018         N/A         N/A           $.0020       $.0018

                                          CLASS B                     CLASS C
                                    -------------------          ------------------
                                     1995       1994(A)           1997      1996(B)
        SELECTED PER SHARE DATA     ------      -------          -------    -------
   Net asset value, beginning of
    period........................  $ 8.64      $10.00           $10.06     $ 9.89
                                    ------      ------           ------     ------
    Income (loss) from investment
      operations
      Net investment income
       (loss)(c)..................    (.02)         --             (.07)      (.02)
      Net realized and unrealized
       gain (loss) on investment
       transactions...............     .51       (1.36)           (2.76)       .19
                                    ------      ------           ------     ------
         Total from investment
          operations..............     .49       (1.36)           (2.83)       .17
                                    ------      ------           ------     ------
    Less distributions
      From net investment income..      --          --               --         --
      In excess of net investment
       income.....................      --          --              .01         --
      From net realized gain......     .08          --              .27         --
      In excess of net realized
       gain.......................      --          --              .16         --
                                    ------      ------           ------     ------
         Total distributions......     .08          --              .44         --
                                    ------      ------           ------     ------
   Net asset value, end of period.  $ 9.05      $ 8.64           $ 6.79     $10.06
                                    ======      ======           ======     ======
   Total return(%)................    5.62      (13.60)          (28.01)      1.73
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)....................  $  945      $  121           $2,420     $1,854
   Ratio of expenses to average ne
    assets(d)
    With expense reimbursement(%).    3.30        2.95             3.12       3.16
    Without expense
      reimbursement(%)............    7.93       21.49             3.20       3.53
   Ratio of net investment income
    (loss) to average net
    assets(%)(c)..................    (.51)       (.23)            (.72)      (.94)
   Portfolio turnover rate(%).....      14          --               42         27
   Average commission rate........     N/A         N/A           $.0020     $.0018


- ---------------


(a) From November 1, 1994 (commencement) to December 31, 1994.


(b) From April 30, 1996 (commencement) to December 31, 1996.


(c) Net investment income (loss) is net of expenses reimbursed by manager.


(d) Beginning in 1995, total expenses include any fees paid indirectly through an expense offset arrangement.

IVY GLOBAL FUND(A)


                                                                               CLASS A

---------------------------------------------------------------------------
                                              1997         1996         1995        1994(B)       1994(C)     1993(C)
           SELECTED PER SHARE DATA           -------      -------      -------      --------      --------    --------
   Net asset value, beginning of period....  $ 13.17      $ 11.97      $ 11.23      $ 11.52       $ 10.62      $10.55
                                             -------      -------      -------      -------       -------     -------
    Income (loss) from investment
      operations
      Net investment income (loss).........      .08          .08          .09(g)        --(g)      --(g)        .03(g)
      Net realized and unrealized gain
       (loss)
      on investment transactions...........    (1.23)        1.86         1.25         (.10)        1.79           .44
                                             -------      -------      -------      -------       -------       -------
         Total from investment
          operations.......................    (1.15)        1.94         1.34         (.10)        1.79           .47
                                             -------      -------      -------      -------       -------       -------
    Less distributions
      From net investment income...........      .05          .08          .04           --         .01           .03
      In excess of net investment income...      .26          .18           --           --         --            --
      From net realized gain...............      .78          .48          .49          .09         .88           .37
      In excess of net realized gain.......       --           --          .07           --         --            --
      From capital paid-in.................       --           --           --          .10         --            --
                                             -------      -------      -------      -------       -------
     Total distributions...............     1.09          .74          .60          .19             .89           .40
                                             -------      -------      -------      -------       -------       --------
-------
   Net asset value, end of period..........  $ 10.93      $ 13.17      $ 11.97      $ 11.23       $ 11.52       $10.62
                                             =======      =======      =======      =======       =======      =======
   Total return(%).........................    (8.72)       16.21        12.08        (1.00)        16.71         4.54
   RATIOS AND SUPPLEMENTAL DATA
   Net Assets, end of period (in
    thousands).............................  $19,692      $24,152      $21,264      $19,327       $17,393       $12,391
   Ratio of expenses to average net assets
    With expense reimbursement(%)                 --           --         2.20         2.20         2.20          1.95
    Without expense reimbursement(%).......     2.07         2.18         2.46         2.34         2.42          2.76
   Ratio of net investment income (loss) to
    average net assets(%)..................      .58          .58          .71(g)      (.06)(g)      .01(g)        .38(g)
   Portfolio turnover rate(%)..............       45           43           53           23           85            67
   Average commission rate.................  $ .0100      $ .0181          N/A          N/A           N/A           N/A

                                                    CLASS A
                                             ----------------------
                                             1992(C)       1991(D)
           SELECTED PER SHARE DATA           --------      --------
   Net asset value, beginning of period....   $ 9.40        $10.00
                                              ------        ------
    Income (loss) from investment
      operations
      Net investment income (loss).........      .06(g)        .02(g)
      Net realized and unrealized gain
       (loss)
      on investment transactions...........     1.79          (.61)
                                              ------        ------
         Total from investment
          operations.......................     1.85          (.59)
                                              ------        ------
    Less distributions
      From net investment income...........      .06           .01
      In excess of net investment income...       --            --
      From net realized gain...............      .62            --
      In excess of net realized gain.......       --            --
      From capital paid-in.................      .02            --
                                              ------        ------
         Total distributions...............      .70           .01
                                              ------        ------
   Net asset value, end of period..........   $10.55        $ 9.40
                                              ======        ======
   Total return(%).........................    19.91        (24.65)
   RATIOS AND SUPPLEMENTAL DATA
   Net Assets, end of period (in
    thousands).............................   $8,780        $1,667
   Ratio of expenses to average net assets
    With expense reimbursement(%)               2.02          2.50
    Without expense reimbursement(%).......     2.97         11.70
   Ratio of net investment income (loss) to
    average net assets(%)..................      .82(g)        .81(g)
   Portfolio turnover rate(%)..............       59            24
   Average commission rate.................      N/A           N/A



                                                                   CLASS B                                     CLASS C
                                                -----------------------------------                      ----------------------
                                         1997         1996         1995        1994(B)       1994(E)     1997       1996(F)
         SELECTED PER SHARE DATA        -------      -------      -------      --------      --------    --------   -------
   Net asset value, beginning of
    period............................  $ 13.12      $ 11.97      $ 11.23      $ 11.52       $ 12.12     $12.94     $ 13.31
                                        -------      -------      -------      -------       -------     -------    -------
    Income (loss) from investment
      operations
      Net investment loss.............     (.02)        (.02)      --(g)      (.03)(g)      (.01)(g)      (.02)       (.01)
      Net realized and unrealized gain
       (loss) on investment
       transactions...................    (1.20)        1.85         1.25     (.12)         (.04)         (1.24)       .42
                                        -------      -------      -------      -------       -------      -------     -------
         Total from investment
          operations..................    (1.22)        1.83         1.25         (.15)       (.05)       (1.26)       .41
                                        -------      -------      -------      -------       -------      -------     -------
    Less distributions
      From net investment income......      .05         --         --            --           --           .05          --
      In excess of net investment
       income.........................      .26        .20         --            --           --           .26         .30
      From net realized gain..........      .69        .48        .45          .08           .55           .70         .48
      In excess of net realized
       gain...........................       --         --        .06           --            --            --          --
      From capital paid-in............       --         --         --          .06            --            --          --
                                        -------      -------      -----       -----         -----        ------      -------
         Total distributions..........     1.00        .68        .51          .14           .55          1.01         .78
                                        -------      -------      -------      -------       -------     ------      -------
   Net asset value, end of period.....  $ 10.90      $ 13.12      $ 11.97      $ 11.23      $ 11.52      $10.67      $12.94
                                        =======      =======      =======      =======       =======     =======     =======
   Total return(%)....................    (9.33)       15.30        11.25        (1.37)        .38       (9.72)        3.07
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)........................  $10,056      $ 8,968      $ 4,811        2,956       $   376       $727       $ 71
   Ratio of expenses to average net
    assets
    With expense reimbursement(%).....       --           --         2.95         2.95          2.95        --          --
    Without expense
      reimbursement(%)................     2.82         2.94         3.21         3.09          3.17        2.82       3.77
   Ratio of net investment loss to
    average net assets(%).............     (.18)        (.17)        (.04)(g)     (.81)(g)      (.74)(g)    (.18)    (1.01)
   Portfolio turnover rate(%).........       45           43           53           23            85          45        43
   Average commission rate............  $ .0100      $ .0181          N/A          N/A           N/A       $.0100    $ .0181


- ---------------


(a) Since February 1, 1995, Ivy Global Fund's adviser has been IMI. Prior to February 1, 1995, Ivy Global Fund's adviser was MIMI.
(b)  For the six months ended  December 31, 1994.
(c)  For the year ended June 30.
(d)  From April 18, 1991  (commencement) to June 30, 1991.
(e)  From April 1, 1994 commencement) to June 30, 1994.
(f)  From April 30,  1996  (commencement) to December 31, 1996.
(g)  Net investment income (loss) is net of expenses reimbursed by manager.

IVY GLOBAL NATURAL RESOURCES FUND



                                             CLASS A          CLASS B          CLASS C
                                             -------          -------          -------
                                             1997(A)          1997(A)          1997(A)
           SELECTED PER SHARE DATA           -------          -------          -------
   Net asset value, beginning of period....  $10.00           $10.00           $10.00
                                             ------           ------           ------
    Income from investment operations
      Net investment loss(b)...............    (.11)            (.15)            (.17)
      Net realized and unrealized gain on
       investment transactions.............     .70              .68              .68
                                             ------           ------           ------
         Total from investment
         operations........................     .59              .53              .51
                                             ------           ------           ------
    Less distributions
      In excess of net investment income...     .22              .17              .15
      From net realized gain...............    1.08             1.08             1.08
      In excess of net realized gain.......     .28              .28              .28
                                             ------           ------           ------
         Total distributions...............    1.58             1.53             1.51
                                             ------           ------           ------
   Net asset value, end of period..........  $ 9.01           $ 9.00           $ 9.00
                                             ======           ======           ======
   Total return(%).........................    6.95             6.28             6.08
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $3,907           $2,706           $  124
   Ratio of expenses to average net assets
    With expense reimbursement(%)..........    2.10             2.86             3.08
    Without expense reimbursement(%).......    2.88             3.64             3.86
   Ratio of net investment loss to average
    net assets (%)(b)......................   (1.10)           (1.86)           (2.08)
   Portfolio turnover rate(%)..............     199              199              199
   Average commission rate.................  $.0190           $.0190           $.0190


- ---------------


  (a)  The Fund commenced operations on January 1, 1997.
  (b) Net investment loss is net of expenses reimbursed by manager.



IVY GLOBAL SCIENCE & TECHNOLOGY FUND

                                                   CLASS A                   CLASS B                   CLASS C
                                             --------------------      --------------------
--------------------
                                              1997        1996(A)       1997        1996(A)       1997        1996(A)
           SELECTED PER SHARE DATA           -------      -------      -------      -------      -------      -------
   Net asset value, beginning of period....  $16.40       $10.00       $16.44       $10.00       $16.46       $10.00
                                             -------      ------       ------       ------       ------       ------
    Income from investment operations
      Net investment loss..................    (.31)        (.06)(b)     (.32)        (.06)(b)     (.42)      (.05)(b)
      Net realized and unrealized gain on
       investments.........................    1.38         6.49         1.25         6.52         1.36       6.53
                                             -------      ------       ------       ------       ------       ------
         Total from investment
          operations.......................    1.07         6.43          .93         6.46          .94       6.48
                                             -------      ------       ------       ------       ------       ------
    Less distributions
      From net realized gain...............      --          .03           --          .02           --        .02
                                             -------      ------       ------       ------       ------       ------
         Total distributions...............      --          .03           --          .02           --        .02
                                             -------      ------       ------       ------       ------       ------
   Net asset value, end of period..........  $17.47       $16.40       $17.37       $16.44       $17.40       $16.46
                                             =======      ======       ======       ======       ======       ======
   Total return (%)........................    6.53        64.34         5.66        64.59         5.71        64.84
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $12,159      $8,324       $8,577       $3,425       $6,348      $2,106
   Ratio of expenses to average net assets
    With expense reimbursement(%)..........      --         2.19           --         2.99           --        2.95
    Without expense reimbursement(%).......    2.11         2.90         2.92         3.70         2.85        3.66
   Ratio of net investment loss to average
    net assets (%).........................   (1.91)       (2.18)(b)    (2.72)       (2.98)(b)    (2.65)     (2.94)(b)
   Portfolio turnover rate(%)..............      54           23           54           23           54       23
   Average commission rate.................  $.0600       $.0600       $.0600       $.0600       $.0600      $.0600


---------------
  (a)  From July 22, 1996 (commencement) to December 31, 1996.
  (b) Net investment loss is net of expenses reimbursed by manager.

IVY INTERNATIONAL FUND(A)


                                                                                CLASS A
                                                                    ------------------------------
                                                             1997        1996        1995        1994         1993        1992
   SELECTED PER SHARE DATA                                ----------   --------    --------    --------     --------    --------
   Net asset value, beginning of period................   $    35.89   $  30.67    $  27.60    $  27.71      $18.88     $ 19.37
                                                          ----------   --------    --------    --------     --------    --------
    Income from investment operations
      Net investment income............................          .24        .20         .25         .07        .12         .27(e)
      Net realized and unrealized gain (loss) on
       investment transactions.........................         3.47       5.85        3.22        1.01       9.01        (.26)
                                                          ----------   --------    --------    --------      --------    --------
         Total from investment operations..............         3.71       6.05        3.47        1.08       9.13         .01
                                                          ----------   --------    --------    --------      --------    --------
    Less distributions
      From net investment income.......................          .21        .19         .25         .07        .08         .27
      From net realized gain...........................          .26        .64         .12        1.11        .22         .23
      In excess of net realized gain...................          .10         --         .03          --         --          --
      From capital paid-in.............................           --         --          --         .01         --          --
                                                          ----------   --------    --------    --------      --------    --------
      Total distributions..............................          .57        .83         .40        1.19        .30         .50
                                                          ----------   --------    --------    --------      --------    --------
   Net asset value, end of period......................   $    39.03   $  35.89    $  30.67    $  27.60     $ 27.71     $ 18.88
                                                          ==========   ========    ========    ========      ========    ========
   Total return(%).....................................        10.38      19.72       12.65        3.92       48.37         .07
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)............   $1,705,772   $989,254    $475,989    $229,586     $ 172,539    $109,637
   Ratio of expenses to average net assets(%)..........         1.59       1.65        1.52        1.58         1.61        1.71(f)
   Ratio of net investment income to average net assets
    (%)................................................          .68        .76         .97         .30          .56        1.36(e)
   Portfolio turnover rate(%)..........................            8         14           6           7          19          20
   Average commission rate.............................   $    .0090   $  .0092         N/A         N/A          N/A         N/A

                                                                          CLASS A
                                                          ----------------------------------------
                                                           1991       1990       1989       1988
   SELECTED PER SHARE DATA                                -------    -------    -------    -------
   Net asset value, beginning of period................   $ 16.98    $ 20.31    $ 16.62    $ 12.90
                                                          -------    -------    -------    -------
    Income from investment operations
      Net investment income............................       .26        .50        .27        .12
      Net realized and unrealized gain (loss) on
       investment transactions.........................      2.61      (3.13)      4.43       3.71
                                                          -------    -------    -------    -------
         Total from investment operations..............      2.87      (2.63)      4.70       3.83
                                                          -------    -------    -------    -------
    Less distributions
      From net investment income.......................       .26        .51        .17        .11
      From net realized gain...........................       .22        .19        .84         --
      In excess of net realized gain...................        --         --         --         --
      From capital paid-in.............................        --         --         --         --
                                                          -------    -------    -------    -------
      Total distributions..............................       .48        .70       1.01        .11
                                                          -------    -------    -------    -------
   Net asset value, end of period......................   $ 19.37    $ 16.98    $ 20.31    $ 16.62
                                                          =======    =======    =======    =======
   Total return(%).....................................     16.93     (12.97)     28.26      29.72
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)............   $97,486    $64,651    $58,469    $23,637
   Ratio of expenses to average net assets(%)..........      1.64       1.66       1.80       1.93
   Ratio of net investment income to average net assets
    (%)................................................      1.50       2.50       1.20        .80
   Portfolio turnover rate(%)..........................        27         29         23         45
   Average commission rate.............................       N/A        N/A        N/A        N/A


                                                       CLASS B                                                CLASS C
                                             -------------------------                                 ---------------------
                                               1997        1996       1995       1994      1993(B)       1997        1996(D)
   SELECTED PER SHARE DATA                   --------    --------    -------    -------    -------       ----        --------
   Net asset value, beginning of period....  $  35.73    $  30.67    $ 27.60    $ 27.71    $25.86        $35.58      $ 32.68
                                             --------    --------    -------    -------    ------        ------      -------
    Income from investment operations
      Net investment income (loss).........      (.06)       (.01)       .01       (.10)     (.01)        (.05)         --
      Net realized and unrealized gain
       (loss) on investment transactions...      3.44        5.76       3.20        .91      2.12         3.42        3.74
                                             --------    --------    -------    -------    ------        --------     -------
         Total from investment
          operations.......................      3.38        5.75       3.21        .81      2.11         3.37        3.74
                                             --------    --------    -------    -------    ------        --------     -------
    Less distributions
      From net investment income...........        --          --        .01         --       .04          .01          --
      In excess of net investment income...        --         .05         --         --        --           --         .20
      From net realized gain...............       .21         .64        .10        .90       .22          .21         .64
      In excess of net realized gain.......       .08          --        .03         --        --          .09          --
      From capital paid-in.................        --          --         --        .02        --           --          --
                                             --------    --------    -------    -------    ------        --------     -------
      Total distributions..................       .29         .69        .14        .92       .26          .31         .84
                                             --------    --------    -------    -------    ------        --------     -------
   Net asset value, end of period..........  $  38.82    $  35.73    $ 30.67    $ 27.60    $27.71        $ 38.64     $ 35.58
                                             ========    ========    =======    =======    ======        ========     =======
   Total return(%).........................      9.46       18.76      11.62       2.96      7.65           9.50       11.45
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $568,521    $312,161    $74,650    $30,143    $2,846        $174,880     $44,450
   Ratio of expenses to average net
    assets(%)..............................      2.42        2.45       2.44       2.50      2.59           2.41        2.44
   Ratio of net investment income (loss) to
    average net assets(%)..................      (.15)       (.04)       .05       (.62)     (.42)         (.14)       (.03)
   Portfolio turnover rate(%)..............         8          14          6          7        19             8          14
   Average commission rate.................  $  .0090    $  .0092        N/A        N/A       N/A         $.0090     $ .0092

                                                              CLASS I
                                             -----------------------------------------
                                               1997       1996       1995      1994(C)
   SELECTED PER SHARE DATA                   --------    -------    -------    -------
   Net asset value, beginning of period....  $  35.89    $30.67     $ 27.60    $29.06
                                             --------    -------    -------    ------
    Income from investment operations
      Net investment income (loss).........       .32       .27         .30       .03
      Net realized and unrealized gain
       (loss) on investment transactions...      3.56      5.88        3.22      (.49)
                                             --------    -------    -------    ------
         Total from investment
          operations.......................      3.88      6.15        3.52      (.46)
                                             --------    -------    -------    ------
    Less distributions
      From net investment income...........       .32       .27         .30       .03
      In excess of net investment income...        --       .02          --        --
      From net realized gain...............       .28       .64         .12       .92
      In excess of net realized gain.......       .11        --         .03        --
      From capital paid-in.................        --        --          --       .05
                                             --------    -------    -------    ------
      Total distributions..................       .71       .93         .45      1.00
                                             --------    -------    -------    ------
   Net asset value, end of period..........  $  39.06    $35.89     $ 30.67    $27.60
                                             ========    =======    =======    ======
   Total return(%).........................     10.87     20.06       12.85     (1.64)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $115,046    $53,344    $13,020    $4,921
   Ratio of expenses to average net
    assets(%)..............................      1.18      1.25        1.35      1.41
   Ratio of net investment income (loss) to
    average net assets(%)..................      1.08      1.16        1.14       .47
   Portfolio turnover rate(%)..............         8        14           6         7
   Average commission rate.................  $  .0090    $.0092         N/A       N/A


----------------
  (a) Effective April 1, 1993, the subadviser is Northern Cross Investments Limited. In prior periods Ivy International Fund had the following subadvisors: Boston Overseas Investors, Inc. from July 1, 1990 through March 31, 1993; and Marsh & Cunningham, from November 15, 1985 through June 30, 1990.
  (b)  From  October  23, 1993  (commencement) to December 31, 1993.
  (c)  From October 6, 1994 (commencement) to December 31, 1994.
  (d)  From April 30, 1996 (commencement) to December 31, 1996.
  (e)  Net  investment  income is net of expenses reimbursed by IMI.
  (f) The ratio of expenses to average net assets is net of expenses reimbursed by IMI. Without reimbursement, the ratio of expenses to average net assets would have been 1.80%.

IVY INTERNATIONAL FUND II



                                                  CLASS A      CLASS B      CLASS C
                                                  -------      -------      -------
                                                  1997(B)      1997(B)      1997(B)
   SELECTED PER SHARE DATA(A)                     -------      -------      -------
   Net asset value, beginning of period.........  $10.01       $10.01       $ 10.01
                                                  -------      -------      -------
    Loss from investment operations
    Net investment income (loss)(c).............      --         (.02)         (.02)
    Net realized and unrealized loss on
      investment transactions...................   (1.03)       (1.06)        (1.06)
                                                  -------      -------      -------
          Total from investment operations......   (1.03)       (1.08)        (1.08)
                                                  -------      -------      -------
   Net asset value, end of period...............  $ 8.98       $ 8.93       $  8.93
                                                  =======      =======      =======
   Total return(%)..............................  (10.29)      (10.79)       (10.79)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $16,202      $53,652      $27,074
   Ratio of expenses to average net assets(%)
    With expense reimbursement(%)...............    1.80         2.63          2.63
    Without expense reimbursement(%)............    2.11         2.94          2.94
   Ratio of net investment income (loss) to
    average net assets(%)(c)....................     .12         (.71)         (.71)
   Portfolio turnover rate(%)...................      10           10            10
   Average commission rate......................  $.0250       $.0250       $ .0250


- ---------------


(a)  Based on average shares outstanding
     For the period May 13, 1997 (commencement of operations) to (b) December 31, 1997.
     Net investment income (loss) is net of expenses reimbursed (c) by manager.


IVY INTERNATIONAL SMALL COMPANIES FUND


                                             CLASS A      CLASS B      CLASS C
                                             -------      -------      -------
                                             1997(A)      1997(A)      1997(A)
   SELECTED PER SHARE DATA                   -------      -------      -------
   Net asset value, beginning of period....  $10.00       $10.00       $10.00
                                             ------       ------       ------
    Income from investment operations
      Net investment loss(b)...............    (.01)        (.05)        (.06)
      Net realized and unrealized loss on
        investment transactions............   (1.24)       (1.27)       (1.25)
                                             ------       ------       ------
          Total from investment
          operations.......................   (1.25)       (1.32)       (1.31)
                                             ------       ------       ------
    Less distributions
      From net realized gain...............     .09          .05          .04
                                             ------       ------       ------
          Total distributions..............     .09          .05          .04
                                             ------       ------       ------
   Net asset value, end of period..........  $ 8.66       $ 8.63       $ 8.65
                                             ======       ======       ======
   Total return(%).........................  (12.52)      (13.19)      (13.14)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $  992       $1,007       $1,574
   Ratio of expenses to average net
    assets(c)
    With expense reimbursement(%)..........    2.50         3.31         3.23
    Without expense reimbursement(%).......    4.87         5.68         5.60
   Ratio of net investment loss to average
    net assets(%)(b).......................    (.11)        (.91)        (.83)
   Portfolio turnover rate(%)..............      10           10           10
   Average commission rate.................  $.0030       $.0030       $.0030


- ---------------

(a)  The Fund commenced operations January 1, 1997.
     Net investment loss is net of expenses reimbursed by
(b)  manager.
     Total expenses include fees paid indirectly through an (c) expense offset arrangement.

IVY PAN-EUROPE FUND

                                                  CLASS A      CLASS B
                                                  -------      -------
                                                  1997(A)      1997(A)
              SELECTED PER SHARE DATA             -------      -------
   Net asset value, beginning of period.........  $10.02       $10.02
                                                  ------       ------
    Income from investment operations
      Net investment loss(b)....................    (.02)        (.03)
      Net realized and unrealized gain on
       investment transactions..................     .58          .56
                                                  ------       ------
         Total from investment operations.......     .56          .53
                                                  ------       ------
    Less distributions
      From net realized gain....................     .02          .01
                                                  ------       ------
         Total distributions....................     .02          .01
                                                  ------       ------
   Net asset value, end of period...............  $10.56       $10.54
                                                  ======       ======
   Total return(%)..............................    5.54         5.26
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $  575       $   70
   Ratio of expenses to average net assets
    With expense reimbursement(%)...............    2.20         3.29
    Without expense reimbursement(%)............   28.41        29.50
   Ratio of net investment loss to average net
    assets(%)(b)................................    (.48)       (1.58)
   Portfolio turnover rate(%)...................       5            5
   Average commission rate......................  $.0300       $.0300


----------------

(a) For the period May 13, 1997  (commencement  of  operations)  to December 31,
    1997.
(b) Net investment loss is net of expenses reimbursed by manager.

IVY SOUTH AMERICA FUND


                                                                  CLASS A                            CLASS B
                                                  ----------------------------------------      ------------------
                                                   1997       1996       1995      1994(A)       1997       1996
   SELECTED PER SHARE DATA                        -------    -------    -------    -------      -------    -------
   Net asset value, beginning of period.........  $ 8.51     $ 6.88     $ 8.37     $10.00       $ 8.48     $ 6.88
                                                  -------    -------    -------    -------      -------    -------
    Income (loss) from investment operations
      Net investment income (loss)(c)...........     .06        .01        .01         --         (.01)      (.03)
      Net realized and unrealized gain (loss) on
       investment transactions..................     .53       1.66      (1.45)     (1.63)         .53       1.63
                                                  -------    -------    -------    -------      -------    -------
         Total from investment operations.......     .59       1.67      (1.44)     (1.63)         .52       1.60
                                                  -------    -------    -------    -------      -------    -------
    Less distributions
      From net investment income................     .04         --         --         --           --         --
      From net realized gain....................     .10        .04         --         --          .06         --
      From capital paid-in......................      --         --        .05         --           --         --
                                                  -------    -------    -------    -------      -------    -------
         Total distributions....................     .14        .04        .05         --          .06         --
                                                  -------    -------    -------    -------      -------    -------
   Net asset value, end of period...............  $ 8.96     $ 8.51     $ 6.88     $ 8.37       $ 8.94     $ 8.48
                                                  =======    =======    =======    =======      =======    =======
   Total return(%)..............................    7.03      24.22     (17.28)    (16.10)        6.18      23.26
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $5,671     $4,016     $2,015     $  571       $3,028     $2,025
   Ratio of expenses to average net assets(d)
    With expense reimbursement(%)...............    2.45       2.55       2.61       2.20         3.23       3.33
    Without expense reimbursement(%)............    3.18       4.89       9.26      16.22         3.96       5.67
   Ratio of net investment income (loss) to
    average net assets(%)(c)....................     .65        .24        .22        .21         (.13)      (.54)
   Portfolio turnover rate(%)...................      10         20         45         82           10         20
   Average commission rate......................  $.0002     $.0002        N/A        N/A       $.0002     $.0002

                                                       CLASS B                 CLASS C
                                                  ------------------      ------------------
                                                   1995      1994(A)       1997      1996(B)
   SELECTED PER SHARE DATA                        -------    -------      -------    -------
   Net asset value, beginning of period.........  $ 8.37     $10.00       $ 8.46     $ 7.96
                                                  -------    -------      -------    ------
    Income (loss) from investment operations
      Net investment income (loss)(c)...........    (.02)      (.01)        (.02)      (.02)
      Net realized and unrealized gain (loss) on
       investment transactions..................   (1.47)     (1.62)         .53        .55
                                                  -------    -------      -------    ------
         Total from investment operations.......   (1.49)     (1.63)         .51        .53
                                                  -------    -------      -------    ------
    Less distributions
      From net investment income................      --         --           --         --
      From net realized gain....................      --         --          .08        .03
      From capital paid-in......................      --         --           --         --
                                                  -------    -------      -------    ------
         Total distributions....................      --         --          .08        .03
                                                  -------    -------      -------    ------
   Net asset value, end of period...............  $ 6.88     $ 8.37       $ 8.89     $ 8.46
                                                  =======    =======      =======    ======
   Total return(%)..............................  (17.90)    (16.20)        6.06       6.66
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $  684     $  122       $  453     $  111
   Ratio of expenses to average net assets(d)
    With expense reimbursement(%)...............    3.36       2.95         3.30       3.46
    Without expense reimbursement(%)............   10.01      16.97         4.03       5.80
   Ratio of net investment income (loss) to
    average net assets(%)(c)....................    (.53)      (.54)        (.20)      (.68)
   Portfolio turnover rate(%)...................      45         82           10         20
   Average commission rate......................     N/A        N/A       $.0002     $.0002


----------------
(a)  From November 1, 1994 (commencement of operations) to December 31, 1994.
(b) From April 30, 1996 (commencement) to December 31, 1996. (c) Net investment income (loss) is net of expenses reimbursed by manager.
(d) Beginning in 1995, total expenses include any fees paid indirectly through an expense offset arrangement.

INVESTMENT OBJECTIVE AND POLICIES


    Each Fund has its own investment objective and policies, which are described below. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Except for a Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are non-fundamental, and may be changed by the Board of Trustees of the Trust ("Trustees") without shareholder approval. There can be no assurance that a Fund's objective will be met. The different types of securities and investment techniques used by the Funds involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.

    Whenever an investment objective, policy or restriction of a Fund described in this Prospectus or in the SAI states a maximum percentage of assets that may be invested in a security or other asset or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, for example, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.

    IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this Prospectus are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

    The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix C to the SAI for further information about the economic characteristics of certain Asia-Pacific countries.


    The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Service, Inc. ("Moody's") or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and up to 15% of its net assets in illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

    As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada, (ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Advisor), (iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities, (v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.

    The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

    For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

    The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies (a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix B to the SAI for further information about the economic characteristics of certain China Region countries.

    The balance of the Fund's assets ordinarily are invested in (i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"), (c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.

    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

    The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY DEVELOPING NATIONS FUND: The Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies (a) for which the principal securities trading market is an emerging market (as defined above), (b) that each (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or (c) that are organized under the laws of (and with a principal office in) an emerging market country.

    The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

    For purposes of capital appreciation, the Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

    The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund had 1.05% of its total assets invested in low-rated debt securities.

    The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

    IVY GLOBAL  NATURAL  RESOURCES  FUND:  The Fund's  investment  objective  is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

    MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

    For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

    For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.

    Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

    The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.

    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

    IVY INTERNATIONAL FUND II: The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

    When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY INTERNATIONAL FUND: Sales of shares of this Fund to new investors have been suspended. See "How to Buy Shares."

    The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets.

    The Fund's subadviser, Northern Cross Investments Limited ("Northern Cross"), invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. Northern Cross seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

    When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by Northern Cross to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

    In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).

    When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and
(ii) up to 15% of its net assets in illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.

    The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

    For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).

    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY SOUTH AMERICA FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America; (b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela, which IMI believes are the most developed capital markets in South America. The Fund does not expect to concentrate its investments in any particular industry.

    The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants (any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

    The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds. As of December 31, 1997, the Fund held no low-rated debt securities.

    To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limit in such instruments, and (ii) borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).

    The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


RISK FACTORS AND INVESTMENT TECHNIQUES

    SPECIAL CONSIDERATIONS RELATED TO IVY ASIA PACIFIC FUND: Certain Asia-Pacific countries in which the Fund may invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

    Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities of United States companies, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations,
(iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-
Pacific country securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

    Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries such as China that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

    The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

    Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

    SPECIAL CONSIDERATIONS RELATED TO IVY CANADA FUND: The economy of Canada is strongly influenced by the activities of companies involved in the production and processing of natural resources, particularly those involved in the energy industry, industrial materials (e.g., chemicals, base metals, timber and paper) and agricultural materials (e.g., grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects.

    SPECIAL CONSIDERATIONS RELATED TO IVY CHINA REGION FUND: Investors should realize that China Region countries may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and (vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Fund invests and adversely affect the value of its assets. In addition, several China Region countries have had hostile relations with neighboring nations. For example, China continues to claim sovereignty over Taiwan, and has assumed sovereignty over Hong Kong.

    China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk. In addition, to the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restrictions on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. The SAI contains additional information concerning the risks associated with investing in the China Region.

    SPECIAL CONSIDERATIONS RELATED TO IVY DEVELOPING NATIONS FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, AND IVY INTERNATIONAL SMALL COMPANIES FUND: In light of Ivy Developing Nations Fund's concentration in equity securities of Emerging Market growth companies (as defined above), an investment in the Fund should be considered speculative. In addition, both Ivy Global Science & Technology Fund and Ivy International Small Companies Fund are expected to have significant investments in companies with relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk.

    Because  Ivy  Global  Science  &  Technology   Fund  normally   focuses  its
investments in science and technology-related industries, the value of the Fund's shares may be more susceptible to factors affecting those industries and to greater market fluctuation than a fund whose portfolio holdings are more diverse. For example, rapid advances in these industries tend to render existing products obsolete. In addition, many companies in which the Fund is likely to invest are subject to government regulations and approval of their products and services, which may affect their overall profitability and cause their stock prices to be more volatile. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    SPECIAL CONSIDERATIONS RELATED TO IVY GLOBAL NATURAL RESOURCES FUND: Since the Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies because they tend to be traded in lower volume and because the companies are subject to greater business risk.

    The Fund's investments in precious metals (such as gold) and other physical commodities are subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, IMI currently intends that it will only be in a form that is readily marketable.

    SPECIAL CONSIDERATIONS RELATED TO IVY SOUTH AMERICA FUND: The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. This could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

    For many years, most Latin American countries have experienced substantial (and in some periods extremely high) rates of inflation, which have had and may continue to have very negative effects on the economies and securities markets of these countries. In addition, certain Latin American countries are among the largest debtors to commercial banks and foreign governments, and some have declared moratoria on the payment of principal and/or interest on external debt. Accordingly, the Sovereign Debt instruments in which the Fund may invest involve a high degree of risk and should be considered equivalent in quality to debt securities rated below investment-grade by Moody's and S&P.

    The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore may invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer. Consequently, the performance of a single issuer in which the Fund has invested may have a more significant effect on the overall performance of the Fund than if the Fund were a diversified company.

    BANK OBLIGATIONS: The bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of the obligation is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

    BORROWING: Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. Each Fund's investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if not rated, are issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    CONVERTIBLE SECURITIES: The convertible securities in which the Funds may invest include corporate bonds, notes, debentures and other securities convertible into common stocks. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

    DEBT SECURITIES, IN GENERAL: Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    U.S. GOVERNMENT SECURITIES: U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Such securities include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.

    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (and increasing the security's price volatility). Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities.

    INVESTMENT-GRADE DEBT SECURITIES: Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).

    LOW-RATED DEBT SECURITIES: Securities rated lower than Baa or BBB, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), are considered by major credit-rating organizations to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Investors in those Funds that invest in these securities should be aware of and willing to accept the special risks associated with these securities.

    While high yield debt securities are likely to have some quality and protective characteristics, these qualities are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher-rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities) and generally involve greater price volatility than securities in higher rating categories. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security (unless the security is downgraded below the rating of C, in which case IMI most likely would dispose of the security based on then existing market conditions). For additional information regarding the risks associated with investing in high yield bonds, see the SAI (and, in particular, Appendix A, which contains a more complete description of the ratings assigned by Moody's and S&P).

    FOREIGN SECURITIES: The foreign securities in which the Funds invest may include non-U.S. dollar-denominated securities, Eurodollar securities, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and debt securities issued, assumed or guaranteed by foreign governments (or political subdivisions or instrumentalities thereof). Investors should consider carefully the special risks that arise in connection with investing in securities issued by companies and governments of foreign nations, which are in addition to those risks that are associated with the Funds' investments, generally.

    In many foreign countries, there is less regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United
States. For example, foreign companies are not generally subject to uniform accounting and financial reporting standards, and foreign securities transactions may be subject to higher brokerage costs. There also tends to be less publicly available information about issuers in foreign countries, and foreign securities markets of many of the countries in which the Funds may invest may be smaller, less liquid and subject to greater price volatility than those in the United States. Generally, price fluctuations in the Funds' foreign security holdings are likely to be high relative to those of securities issued in the United States.

    Other risks include the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), difficulties in pricing, default in foreign government securities, high rates of inflation, difficulties in enforcing foreign judgments, political or social instability, or other developments that could adversely affect the Funds' foreign investments. In addition, investing in foreign securities usually involves the use of foreign currencies. For a description of the risk associated with such currencies, see the SA1.

    The risks of investing in foreign securities (described above) are likely to be intensified in the case of investments in issuers domiciled or doing substantial business in countries with emerging or developing economies ("emerging markets"). For example, countries with emerging markets may have relatively unstable governments and therefore be susceptible to sudden adverse government action (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets). Security prices in emerging markets can also be significantly more volatile than in the more developed nations of the world, and communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delayed settlements could cause a Fund to miss attractive investment opportunities or impair its ability to dispose of portfolio securities, resulting in a loss if the value of the securities subsequently declines. In addition, many emerging markets have experienced and continue to experience especially high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

    In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. In order for these emerging economies to continue to expand and develop industry, infrastructure and currency reserves, continued influx of capital is essential. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Funds and their shareholders will benefit. IMI believes that similar investment opportunities will be created for companies involved in providing consumer goods and services (e.g., food, beverages, autos, housing, tourism and leisure and merchandising).

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS: A Fund usually effects its currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (e.g., to cover service charges) is usually incurred when a Fund converts assets from one currency to another. A Fund may also be affected unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations or by political or economic developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

    FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date at a predetermined price. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain that might result should the value of the currencies increase. In addition, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

    OPTIONS AND FUTURES TRANSACTIONS: The Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, commodity prices, or other factors that affect the value of the Funds' securities. These techniques may involve derivative transac-tions such as purchasing put and call options, selling put and call options, and engaging in transactions in foreign currency futures, stock index futures and related options.

    A Fund may invest in options on securities in accordance with its stated investment objective and policies (see above). A put option is a short-term contract that gives the purchaser of the option the right, in return for a premium, to sell the underlying security or currency to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser the right, in return for a premium, to buy the underlying security or currency from the seller of the option at a specified price during the term of the option. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

    A Fund may also enter into futures transactions in accordance with its stated investment objective and policies. An interest rate futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. A foreign currency futures contract is an agreement to buy or sell a specified amount of a foreign currency for a set price on a future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Investors should be aware that the risks associated with the use of options and futures are considerable. Options and futures transactions generally involve a small investment of cash relative to the magnitude of the risk assumed, and therefore could result in a significant loss to a Fund if IMI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments. A Fund may also experience a significant loss if it is unable to close a particular position due to the lack of a liquid secondary market. For further information regarding the use of options and futures transactions and any associated risks, see the SAI.

    PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES: Investors in Ivy Global Natural Resources Fund should be aware that commodities trading is generally considered a speculative activity. For example, prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Accordingly, markets for precious metals may at times be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Investments in physical commodities may also present practical problems of delivery, storage and maintenance, possible illiquidity, the unavailability of accurate market valuations and increased expenses.

    REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and agreed-upon yield. Each Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. A Fund could experience a delay in obtaining direct ownership of the underlying collateral, and might incur a loss if the value of the security should decline.

    ILLIQUID SECURITIES: An "illiquid security" is an asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security on its books. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Illiquid securities often offer the potential for higher returns than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. The Fund may have to bear the expense of registering restricted securities for resale, and the risk of substantial delays in effecting such registrations. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would apply if their securities were publicly traded.

    SHARES OF OTHER INVESTMENT COMPANIES: As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses (including management fees, in the case of a management investment company).

    SMALL COMPANIES: Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of smaller companies may be subject to more abrupt or erratic market movements, because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

    WARRANTS: The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, a Fund would lose its entire investment.

    "WHEN-ISSUED" SECURITIES AND FIRM COMMITMENTS: Purchasing securities on a "when-issued" or firm commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

    ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest, and are issued at a significant discount from face value. Since the interest on such bonds is, in effect, compounded, they are subject to greater market value fluctuations in response to changing interest rates than debt securities that distribute income regularly. In addition, for Federal income tax purposes a Fund generally recognizes and is required to distribute income generated by zero coupon bonds currently in the amount of the unpaid accrued interest, even though the actual income will not yet have been received by the Fund.

ORGANIZATION AND MANAGEMENT OF THE FUNDS

    Each Fund, other than Ivy South America Fund, is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy South America Fund is organized as a non-diversified portfolio (see "Special Considerations Related to Ivy South America Fund"). The business and affairs of each Fund are managed under the direction of the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has 18 separate portfolios. Each Fund offers Class A, Class B and Class C shares, and all Funds other than Ivy International Fund offer an Advisor Class (which is described in a separate prospectus). Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II and Ivy International Small Companies Fund also offer Class I shares. Shares of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). The shares of each class represent an interest in the same portfolio of Fund investments. Each class of shares, except for the Advisor Class and Class I, has a separate Rule 12b-1 distribution plan and bears different distribution fees. Class I shares are subject to lower administrative service and transfer agency fees than the Funds' Class A, Class B, Class C and Advisor Class shares. Each class of shares also has its own sales charge and expense structure that may affect its performance relative to a Fund's other classes of shares. Shares of each class have equal rights as to voting, redemption, dividends and liquidation but have exclusive voting rights with respect to their Rule 12b-1 distribution plans.

    The Trust employs IMI to provide business management services to the Funds, and investment advisory services to all of the Funds other than Ivy Canada Fund and Ivy Global Natural Resources Fund (which are advised by MFC). IMI has been an investment advisor since 1992. MIMI provides administrative and accounting services. Ivy Mackenzie Distributors, Inc. ("IMDI") distributes the Funds' shares, and Ivy Mackenzie Services Corp. ("IMSC") provides transfer agency and shareholder-related services for the Funds. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. As of March 31, 1998, IMI and MIMI had approximately $3.9 billion and $1.3 billion, respectively, in assets under management. MIMI is a subsidiary of MFC, which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 31 years.

INVESTMENT MANAGER

    ALL FUNDS: For IMI's business management services and the investment advisory services provided by IMI or MFC (as the case may be), each Fund pays a fee based on its average net assets at the percentage rates set forth below (subject to any applicable fee reimbursements or waivers noted in footnotes to the "Annual Fund Operating Expenses" table on page 2). IMI voluntarily limits each Fund's, except Ivy International Fund and Ivy Canada Fund, total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification, and extraordinary expenses) to 1.95% (1.50%, in the case of Ivy International Fund II) of their respective average net assets, which may lower their expenses and increase their total return (see the "Annual Fund Operating Expenses"). Ivy Global Fund and Ivy Global Science & Technology Fund total operating expenses for the year ended December 31, 1997 were below this limit. This voluntary expense limitation may be terminated or revised at any time.

    IMI pays all expenses that it incurs in rendering management services to the Funds. Each Fund bears its own operational costs. General expenses of the Trust that are not readily identifiable as belonging to a particular Fund (or a particular class thereof) are allocated among and charged to each Fund based on its relative net asset size. Expenses that are attributable to a particular Fund (or class thereof) will be borne by that Fund (or class) directly. The investment management fees paid by the Funds are higher than those charged by many funds that invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Funds.

    IVY CANADA FUND AND IVY GLOBAL NATURAL RESOURCES FUND: For IMI's business management services, each Fund pays IMI a fee at an annual rate of 0.50%. Each Fund pays MFC a fee for advisory services at an annual rate of 0.35% and 0.50% for Ivy Canada Fund and Ivy Global Natural Resources Fund, respectively.

    IVY ASIA PACIFIC FUND, IVY CHINA REGION FUND, IVY DEVELOPING NATIONS FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, IVY INTERNATIONAL FUND II, IVY INTERNATIONAL FUND, IVY INTERNATIONAL SMALL COMPANIES FUND, IVY PAN-EUROPE FUND AND IVY SOUTH AMERICA FUND: For IMI's business management and investment advisory services, each Fund pays IMI a fee at an annual rate of 1.00%.

    Northern Cross has served as subadviser for Ivy International Fund since 1993. For this service, IMI pays Northern Cross a fee that is equal, on an annual basis, to 0.60% of the first $1.5 billion in average net assets, 0.55% of the next $1 billion in average net assets and 0.50% of average net assets in excess of $2.5 billion.

    IVY GLOBAL FUND: For IMI's business management and investment advisory services, the Fund pays IMI a fee at an annual rate of 1.00% of the first $500 million in net assets and 0.75% on net assets over $500 million. For the year ended December 31, 1997, the effective management fee paid to IMI was 1.00% of the Fund's average net assets.

    PORTFOLIO MANAGEMENT: The following individuals have responsibilities for management of the Funds:

    - James W. Broadfoot, President and Chief Investment Officer of IMI and Vice President of the Trust, and has been the portfolio manager for Ivy Global Science & Technology Fund since 1996. Prior to joining the organization in 1990, Mr. Broadfoot was a principal in an investment counsel firm specializing in emerging growth companies. Mr. Broadfoot has 25 years of professional investment experience, and is a Chartered Financial Analyst. He has an MBA from The Wharton School of the University of Pennsylvania.

    - Hakan Castegren, President of Northern Cross, has been the portfolio manager for Ivy International Fund since 1986 and has 40 years of professional investment experience. He earned his MBA from the Stockholm School of Economics.

    - Michael G. Landry is the Chairman and a Director of IMI and the President and a Director of MIMI and the Chairman and a Trustee of the Trust. Mr. Landry has headed these organizations since 1987. Previously he was a Senior Vice President and portfolio manager with Templeton International. He has over 21 years of professional investment experience. He has a degree in economics from Carleton University. Mr. Landry has been the portfolio manager for Ivy Global Fund and since 1991 Ivy Developing Nations Fund since 1994, and is a member of the Ivy international portfolio management team.

    - Frederick Sturm, a Senior Vice President of MFC, has been the portfolio manager of Ivy Canada Fund since 1992 and Ivy Global Natural Resources Fund since 1997. Mr. Sturm joined MFC in 1983 and has 12 years of professional investment experience. In that time, Mr. Sturm has established a performance record in the natural resource sector. Mr. Sturm, a Chartered Financial Analyst, is a graduate of the University of Toronto where he earned a degree in commerce and finance.

    - Barbara Trebbi, a Senior Vice President of IMI, and has been portfolio manager of Ivy International Fund II and Ivy International Small Companies Fund since 1997. She is Managing Director of International Equities and a member of the Ivy international portfolio management team. Ms. Trebbi joined the organization in 1988 and has 10 years of professional investment experience. She is a Chartered Financial Analyst and holds a graduate diploma from the London School of Economics.

    - The Ivy international portfolio management team has managed Ivy Asia Pacific Fund since 1997, Ivy China Region Fund since 1993, Ivy Pan-Europe Fund since 1997 and Ivy South America Fund since 1995. The Ivy international portfolio management team consists of Barbara Trebbi,
      Michael Landry and the Ivy international research team headed by Eric Michelis. Mr. Michelis has a graduate degree in Economics and Finance from Institut Des Etudes Politiques de Paris and a graduate degree from Ecole Francaise D'Electronique et D'Informatique. Other team members include Oleg Makhorine, located in Prague, who is a graduate of the Economics University in Prague; Justin Lu, who is a graduate of Shanghai
      International University; Moira McLachlan, who earned her degree in international business from the University of South Carolina; and Jonathan Tang, located in Shanghai, who is a graduate of Shanghai International University.

    IMI'S INVESTMENT PROCESS: Each of IMI's international equity portfolio managers is supported by a team of research analysts, who are responsible for providing objective information on regional and country-specific economic and political developments and monitoring individual companies. Members of the research analyst team that supports IMI's international equity portfolio managers are located in the U.S. at IMI's south Florida office, as well as in Asia and Europe. IMI's analysts use a variety of research sources, such as brokerage reports, economic and financial news services, equity databases and company reports. Established relationships with more than thirty research firms provide IMI's analysts and portfolio managers access to information on the various factors that may influence a particular investment decision. These firms range from large investment banks with global coverage to local research houses. In many cases, IMI's investment professionals also conduct primary research by meeting with company management, touring facilities, and speaking with local research analysts, economists and strategists. Such primary research is considered particularly important in emerging market countries.

    Research efforts by IMI focus on determining opportunities that fall within IMI's long-term, value-oriented approach to investing. The investment decision making process starts with a "top-down" view of a particular country and the long-term outlook for given industries within that country. Company selection generally is based on a "bottom-up" analysis of certain value measures (e.g., earnings, cash flow and growth potential) that are monitored in a proprietary database in which risk-adjusted company valuations across countries and industries are compared. Ultimate investment decisions take into account the fund's investment objective, diversification requirements and risk tolerance level. While current earnings are considered important, investment decisions most often are based on earnings estimates over a five-year period. Stock selection typically is concentrated in the cheapest 20% of the universe and sell recommendations normally are generated when valuations reach the top 20% of the universe.

FUND ADMINISTRATION AND ACCOUNTING

    MIMI provides various administrative services for the Funds, such as maintaining the registration of Fund shares under state "Blue Sky" laws, and assisting with the preparation of Federal and state income tax returns, financial statements and periodic reports to shareholders. MIMI also assists the Trust's legal counsel with the filing of registration statements, proxies and other required filings under Federal and state law. Under this arrangement, the average net assets attributable to each Fund's Class A, Class B and Class C shares are subject to a fee, accrued daily and paid monthly, at an annual rate of 0.10%. The average net assets attributable to Class I shares are subject to a fee at the annual rate of 0.01%.

    MIMI also provides certain accounting and pricing services for the Funds (see "Fund Accounting Services" in the SAI for more information).

TRANSFER AGENT

    IMSC is the transfer and dividend-paying agent for the Funds, and also provides certain shareholder-related services. Certain broker-dealers that maintain shareholder accounts with the Funds through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly (see "Investment Advisory and Other Services" in the SAI).

ALTERNATIVE PURCHASE ARRANGEMENTS

    CLASS A SHARES: Class A shares are subject to an initial sales charge, unless the amount you purchase is $500,000 or more (see "Contingent Deferred Sales Charge -- Class A Shares"). Certain purchases qualify for a reduced initial sales charge (see "Qualifying for a Reduced Sales Charge"). Class A shares (for all Funds except Ivy Canada Fund) are subject to ongoing service fees at an annual rate of 0.25% of a Fund's average net assets attributable to its Class A shares (excluding Class A shares of Ivy International Fund held in accounts opened prior to January 1, 1992). Class A shares of Ivy Canada Fund are subject to ongoing service and distribution fees at a combined annual rate of 0.40% of the Fund's average net assets attributable to its Class A shares. If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

    CLASS B AND CLASS C SHARES: Class B and Class C shares are not subject to an initial sales charge, but are subject to a CDSC if redeemed within six years of purchase, in the case of Class B shares, or within one year of purchase, in the case of Class C shares. Both classes of shares are subject to ongoing service and distribution fees at a combined annual rate of up to 1.00% of a Fund's average net assets attributable to its Class B or Class C shares. The ongoing distribution fee will cause these shares to have a higher expense ratio than that of Class A shares and Class I shares.

    CLASS I SHARES: Class I shares are offered by Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund and Ivy International Small Companies Fund only to institutions and certain individuals, and are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower fees than Class A, Class B and Class C shares.

    FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE: The multi-class structure of the Funds allows you to choose the most beneficial way to buy shares given the size of your purchase and the length of time you expect to hold your shares. You should consider whether, during the anticipated life of your Fund investment, the accumulated service and distribution fees on Class B and Class C shares would be less than the initial sales charge and accumulated service fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' potentially higher yield. Also, sales personnel may receive different compensation depending on which class of shares they are selling. The tables under the caption "Annual Fund Operating Expenses" at the beginning of this Prospectus contain additional information that is designed to assist you in making this determination.

DIVIDENDS AND TAXES

    DIVIDENDS:   Distributions  you  receive  from  a  Fund  are  reinvested  in additional shares of the same class of the Fund unless you elect to receive them in cash. Dividends ordinarily will vary from one class to another.

    Each Fund will distribute net investment income and net realized capital gains, if any, at least once a year. An additional distribution may be made of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Code.

    TAXATION: The following discussion is intended for general information only. You should consult with your tax adviser as to the tax consequences of an investment in a particular Fund, including the status of distributions from the Fund under applicable state or local law.

    Each Fund intends to qualify annually as a regulated investment company under the Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any Federal income or excise tax.

    Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that a Fund designates as capital gain dividends, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Investments in debt securities that are issued at a discount will result in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

    Income and gains received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Unless a Fund is eligible to and elects to "pass through" to its shareholders the amount of foreign income and similar taxes paid by the Fund, these taxes will reduce the Fund's investment company taxable income, and distributions of investment company taxable income received from the Fund will be treated as U.S. source income.

    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which may be eligible for reduced Federal tax rates, generally depending upon the shareholder's holding period for the shares.

    A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    Fund distributions may be subject to state, local and foreign taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Further information relating to tax consequences is contained in the SAI.

PERFORMANCE DATA

    Performance information (e.g., "total return" and "yield") is computed separately for each class of Fund shares in accordance with formulas prescribed by the SEC. Performance information for each class may be compared in reports and promotional literature to indices such as the Standard and Poor's 500 Stock Index, Dow Jones Industrial Average, and Morgan Stanley Capital International World Index. Advertisements, sales literature and communications to shareholders may also contain statements of a Fund's current yield, various expressions of total return and current distribution rate. Performance figures will vary in part because of the different expense structures of the Funds' different classes. ALL PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO SUGGEST FUTURE RESULTS.

    "Total return" is the change in value of an investment in a Fund for a specified period, and assumes the reinvestment of all distributions and mposition of the maximum applicable sales charge. "Average annual total return" represents the average annual compound rate of return of an investment in a particular class of Fund shares assuming the investment is held for one year, five years and ten years as of the end of the most recent calendar quarter. Where a Fund provides total return quotations for other periods, or based on investments at various sales charge levels or at net asset value, "total return" is based on the total of all income and capital gains paid to (and reinvested by) shareholders, plus (or minus) the change in the value of the original investment expressed as a percentage of the purchase price.

    "Current yield" reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and then annualizing the result. Dividends or distributions that were paid to a Fund's shareholders are reflected in the "current distribution rate," which is computed by dividing the total amount of dividends per share paid by a Fund during the preceding 12 months by the Fund's current maximum offering price (which includes any applicable sales charge). The "current distribution rate" will differ from the "current yield" computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and will be calculated over a different period of time.

HOW TO BUY SHARES

    Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors. Shares of Ivy International Fund are available for purchase only by existing shareholders of Ivy International Fund. Once a shareholder's account has been liquidated, the shareholder may not invest in Ivy International Fund at a later date.

    OPENING AN ACCOUNT: Complete and sign the Account Application on the last page of this Prospectus. Make your check payable to the Fund in which you are investing. No third party checks will be accepted. Deliver these items to your registered representative or selling broker, or send them to one of the addresses below:

    Regular Mail:

                          IVY MACKENZIE SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Courier:

                          IVY MACKENZIE SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432


    The Funds reserve the right to reject any purchase order.


    MINIMUM INVESTMENT POLICIES: The minimum initial investment is $1,000; the minimum additional investment is $100. Initial or additional amounts for retirement accounts may be less (see "Retirement Plans").


    Accounts in Class I of any of the Class I Funds can be opened with a minimum initial investment of $5,000,000; the minimum additional investment is $10,000.


    BUYING ADDITIONAL SHARES: You may add to your account at any time through any of the following options:

    By Mail: Complete the investment slip attached to your statement, or write instructions including the account registration, Fund number and account number of the shares you wish to purchase. Send your check (payable to the Fund in which you are investing), along with your investment slip or written instructions, to one of the addresses above.


    Through your Broker: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.


    By Wire: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 1-800-777-6472. Wiring instructions are as follows:

                      FIRST UNION NATIONAL BANK OF FLORIDA
                                JACKSONVILLE, FL
                                 ABA#063000021
                             ACCOUNT #2090002063833
                             FOR FURTHER CREDIT TO:
                         YOUR IVY ACCOUNT REGISTRATION
                      YOUR FUND NUMBER AND ACCOUNT NUMBER

    By Automatic Investment Method: Complete Sections 6A and 7B on the Account Application (see "Automatic Investment Method" on page 35 for more information).


HOW YOUR PURCHASE PRICE IS DETERMINED


    Your purchase price for Class A shares of a Fund is the net asset value ("NAV") per share plus a sales charge. The purchase price per share is known as the public offering price. Your purchase price for Class B, Class C and Class I shares is the NAV per share.


    Share purchases will be made at the next determined price after your purchase order is received. The price is effective for orders received by IMSC or by your registered securities dealer prior to the time of the determination of the NAV. Any orders received after the time of the determination of the NAV will be entered at the next calculated price.

    Orders placed with a securities dealer before the NAV is determined that are transmitted through the facilities of the National Securities Clearing Corporation on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends, capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.

HOW EACH FUND VALUES ITS SHARES


    The NAV per share is the value of one share. The NAV is determined for each Class of shares as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding, adjusted to the nearest cent. These procedures are described more completely in the SAI.



    The Trustees have established procedures to value a Fund's securities in order to determine the NAV. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by IMI and approved by the Trustees.



    Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of the Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Trustees. Money market instruments of a Fund are valued at amortized cost.


INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

    Shares are purchased at a public offering price equal to their NAV per share plus a sales charge, as set forth below.

                                                              SALES CHARGE
                                                         -----------------------   PORTION OF
                                                            AS A         AS A        PUBLIC
                                                         PERCENTAGE   PERCENTAGE    OFFERING
                                                         OF PUBLIC      OF NET       PRICE
                                                          OFFERING      AMOUNT      RETAINED
                   AMOUNT INVESTED                         PRICE       INVESTED    BY DEALER
                   ---------------                       ----------   ----------   ----------
Less than $50,000....................................       5.75%        6.10%        5.00%
$50,000 but less than $100,000.......................       5.25%        5.54%        4.50%
$100,000 but less than $250,000......................       4.50%        4.71%        3.75%
$250,000 but less than $500,000......................       3.00%        3.09%        2.50%
$500,000 or over*....................................       0.00%        0.00%        0.00%

* A CDSC may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Contingent Deferred Sales Charge -- Class A Shares."

    Sales charges are not applied to any dividends or capital gains that are reinvested in additional shares of the Fund. An investor may be charged a transaction fee for Class A and Class I shares purchased or redeemed at NAV through a broker or agent other than IMDI.

    With respect to purchases of $500,000 or more through dealers or agents, IMDI may, at the time of purchase, pay such dealers or agents from its own resources a commission to compensate such dealers or agents for their distribution assistance in connection with such purchases. The commission would be computed as set forth below:

                              NAV COMMISSION TABLE

                 (FOR ALL FUNDS EXCEPT IVY INTERNATIONAL FUND)

                          PURCHASE AMOUNT                 COMMISSION
                          ---------------                 ----------

First  $3,000,000.......................................     1.00%
Next   $2,000,000.......................................      .50%
Over   $5,000,000.......................................      .25%


                              NAV COMMISSION TABLE
                            (IVY INTERNATIONAL FUND)



                          PURCHASE AMOUNT                 COMMISSION
                          ---------------                 ----------

First  $3,000,000.......................................     .50%
Next   $2,000,000.......................................     .25%
Over   $5,000,000.......................................     .10%

    Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the 1933 Act.

    IMDI compensates participating brokers who sell Class A shares through the initial sales charge. IMDI retains that portion of the initial sales charge that is not reallowed to the dealers, which it may use to distribute a Fund's Class A shares. Pursuant to separate distribution plans for the Funds' Class A, Class B and Class C shares, IMDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Pursuant to the Funds' Class A distribution plans, IMDI currently pays a continuing service fee to qualified dealers at an annual rate of 0.25% of qualified investments.

    IMDI may from time to time pay a bonus or other incentive to dealers (other than IMDI) which employ a registered representative who sells a minimum dollar amount of the shares of a Fund and/or other funds distributed by IMDI during a specified period of time. This bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the U.S. or other bonuses such as gift certificates or the cash equivalent of such bonus or incentive.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES

    Purchases of $500,000 or more of Class A shares will be made at NAV with no initial sales charge, but if the shares are redeemed within 24 months (12 months, in the case of Ivy International Fund) after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC of 1.00% will be imposed (0.50% in the case of Ivy International Fund).

    The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or capital gains which have been reinvested in additional Class A shares.

    In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account not subject to the CDSC. The CDSC is waived in certain circumstances. See the discussion below under the caption "Waiver of Contingent Deferred Sales Charge."

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The CDSC is waived for (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class A Fund account at the time of the initial distribution) (ia) following retirement under a tax qualified retirement plan, or (ib) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. IMDI may require documentation prior to waiver of the CDSC.

    Class A shareholders may exchange their Class A shares subject to a CDSC ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative NAV per Class A share, without the payment of any CDSC that would be due upon the redemption of the outstanding Class A shares. The original CDSC rate that would have been charged if the outstanding Class A shares were redeemed will carry over to the new Class A shares received in the exchange, and will be charged accordingly at the time of redemption.

QUALIFYING FOR A REDUCED SALES CHARGE

    RIGHTS OF ACCUMULATION (ROA): Rights of Accumulation ("ROA") is calculated by determining the current market value of all Class A shares in all Ivy fund accounts (except Ivy Money Market Fund) owned by you, your spouse, and your children under 21 years of age. ROA is also applicable to accounts under a trustee or other single fiduciary (including retirement accounts qualified under Section 401 of the Code). The current market value of each of your accounts as described above is added together and then added to your current purchase amount. If the combined total is equal or greater than a breakpoint amount for the Fund you are purchasing, then you qualify for the reduced sales charge on that purchase. To reduce or eliminate the sales charge, you must complete
Section 4C of the Account Application.

    LETTER OF INTENT (LOI): A Letter of Intent ("LOI") is a non-binding agreement that states your intention to invest in additional Class A or Class I shares, within a thirteen month period after the initial purchase, an amount equal to a breakpoint amount for a Fund. The LOI may be backdated up to 90 days. To sign an LOI, please complete Section 4C of the Account Application.

    Should the LOI not be fulfilled within the thirteen month period, your account will be debited for the difference between the full sales charge that applies for the amount actually invested and the reduced sales charge actually paid on purchases placed under the terms of the LOI.

    PURCHASES OF CLASS A SHARES AT NET ASSET VALUE: Investors who held Ivy Fund shares as of December 31, 1991, or who held shares of certain funds that were reorganized into an Ivy fund, may be exempt from sales charges on the purchase of Class A shares of any of the Ivy funds. If you believe you may be eligible for such an exemption, please contact IMSC at 1-800-235-3322 for additional information.

    Class A shares of a Fund may be purchased without an initial sales charge or CDSC by (i) officers and Trustees of the Trust (and their relatives), (ii) officers, directors, employees, retired employees, legal counsel and accountants of IMI, MIMI, and MFC (and their relatives), and (iii) directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person). In addition, certain investment advisors and financial planners who charge a management, consulting or other fee for their services and who place trades for their own accounts or the accounts of their clients may purchase Class A shares of a Fund without an initial sales charge or a CDSC, provided such purchases are placed through a broker or agent who maintains an omnibus account with that Fund. Also, clients of these advisors and planners may make purchases under the same conditions if the purchases are through the master account of such advisor or planner on the books of such broker or agent. This provision applies to assets of retirement and deferred compensation plans and trusts used to fund those plans including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code and "Rabbi Trusts" whose assets are used to purchase shares of a Fund through the aforementioned channels.

    Class A shares of a Fund may be purchased at NAV by retirement plans qualified under section 401(a) or 403(b) of the Code, subject to the Employee Retirement Income Security Act of 1974, as amended. A CDSC of 1.00% (0.50% in the case of Ivy International Fund) will be imposed on such purchases in the event of certain plan-level redemption transactions within 24 months (12 months in the case of Ivy International Fund) following such purchases. Class A shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if the Plan has at least $3 million in assets or 500 or more eligible employees. Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "GROUP SYSTEMATIC INVESTMENT PROGRAM" in the Fund's SAI.

    If investments by retirement plans at NAV are made through a dealer who has executed a dealer agreement with respect to a Fund, IMDI may, at the time of purchase, pay the dealer out of IMDI's own resources a commission to compensate the dealer for its distribution assistance in connection with the retirement plan's investment. Please refer to the NAV Commission Tables on page 28 of this Prospectus. Please contact IMDI for additional information.

    Class A shares can also be purchased without an initial sales charge, but subject to a CDSC of 1.00% during the first 24 months (0.50% during the first 12 months in the case of Ivy International Fund), by: (a) any state, county or city (or any instrumentality, department, authority or agency of such entities) that is prohibited by applicable investment laws from paying a sales charge or commission when purchasing shares of a registered investment management company (an "eligible governmental authority"), and (b) trust companies, bank trust departments, credit unions, savings and loans and other similar organizations in their fiduciary capacity or for their own accounts, subject to any minimum requirements set by IMDI (currently, these criteria require that the amount invested or to be invested in the subsequent 13-month period totals at least $250,000). In either case, IMDI may pay commissions to dealers that provide distribution assistance on the same basis as in the preceding paragraph.

    Class A shares of a Fund may also be purchased without a sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies. Additional information on reductions or waivers may be obtained from IMDI at the address listed on the cover of the Prospectus.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B AND CLASS C SHARES

    Class B and Class C shares are offered at NAV per share without a front end sales charge. Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%, and Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividends or capital gains reinvested. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the requisite maximum holding period or those you acquire through reinvestment of dividends or capital gains, and next from the shares you have held the longest during the requisite holding period.

    Proceeds from the CDSC are paid to IMDI. The proceeds are used, in whole or in part, to defray its expenses related to providing each Fund with distribution services in connection with the sale of Class B and Class C shares, such as compensating selected dealers and agents for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for a Fund to sell Class B or Class C shares without deducting a sales charge at the time of the purchase.

    In the case of Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the quarter will be aggregated and deemed to have been made on the last day of the quarter. In the case of Class C shares, solely for purposes of determining this holding period, any purchases you make during a month will be deemed to have been made on the last day of the month.

                               CONTINGENT DEFERRED
                                SALES CHARGE AS A
                                                  PERCENTAGE OF DOLLAR
                CLASS B SHARES                     AMOUNT SUBJECT TO
             YEAR SINCE PURCHASE                         CHARGE
             -------------------                  --------------------

First.........................................             5%
Second........................................             4%
Third.........................................             3%
Fourth........................................             3%
Fifth.........................................             2%
Sixth.........................................             1%
Seventh and thereafter........................             0%

    IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares that they have sold, and will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses.

    With respect to Class C shares, IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. IMDI will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

    Pursuant to separate distribution plans for the Funds' Class B and Class C shares, IMDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Under the Funds' Class B Plan, IMDI retains 0.75% of the continuing 1.00% service/distribution fee assessed to Class B shareholders, and pays a continuing service fee to qualified dealers at an annual rate of 0.25% of qualified investments. Under the Class C Plan, IMDI pays continuing service/distribution fees to qualified dealers at an annual rate of 1.00% of qualified investments after the first year of investment (0.25% of which represents a service fee).

    CONVERSION OF CLASS B SHARES: Your Class B shares and an appropriate portion of both reinvested dividends and capital gains on those shares will be converted into Class A shares automatically no later than the month following eight years after the shares were purchased, resulting in lower annual distribution fees. If you exchanged Class B shares into a Fund from Class B shares of another Ivy fund, the calculation will be based on the time the shares in the original fund were purchased.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The CDSC is waived for (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class B or Class C Fund account at the time of the initial distribution) (ia) following retirement under a tax qualified retirement plan, or (ib) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. IMDI may require documentation prior to waiver of the CDSC.

    ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS: IMDI may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by IMDI. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by the dealer during a particular period, and (ii) 0.10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.

HOW TO REDEEM SHARES

    You may redeem your Fund shares through your registered securities representative, by mail or by telephone. A CDSC may apply to certain Class A share redemptions, to Class B shares redeemed within 6 years of purchase, and to Class C shares that are redeemed within one year of purchase. All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day. If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees; any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.

    When shares are redeemed, a Fund will normally send redemption proceeds to you on the next business day, but may take up to seven business days (or longer in the case of shares recently purchased by check). Under unusual circumstances, a Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees," below.

    If you are not certain of the requirements for a redemption, please contact IMSC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: The Dealer is responsible for promptly transmitting redemption orders. Redemptions requested by dealers will be made at the NAV (less any applicable CDSC) determined at the close of regular trading (4:00 p.m. Eastern time) on the day that a redemption request is received in good order by IMSC.

    BY MAIL: Requests for redemption in writing are considered to be in "proper or good order" if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the account registration, fund number, the account number and the dollar amount or number of shares to be redeemed.

    - Signatures of all registered owners whose names appear on the account.

    - Any required signature guarantees.

    - Other supporting legal documentation, if required (in the case of estates,
      trusts,   guardianships,    corporations,   unincorporated   associations,
      retirement plan trustees or others acting in representative capacities).

    The dollar amount or number of shares indicated for redemption must not exceed the available shares or NAV of your account at the next-determined prices. If your request exceeds these limits, then the trade will be rejected in its entirety.

    Mail your request to IMSC at one of the addresses on page 28 of this Prospectus.

    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 per day over the telephone by contacting IMSC at 1-800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone, you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or the registered representative's assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If  Section  6E of  the  Account  Application  is not  completed,  telephone redemption privileges will be provided automatically. Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or let your registered representative do so on your behalf, you must notify IMSC in writing.

    Each Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    Receiving Your Proceeds By Federal Funds Wire: For shareholders who established this feature at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 minimum) and proceeds will be wired on the next business day to a predesignated bank account.

    In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IMSC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed.

    Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds wire.

    Neither IMSC nor any of the Funds can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

MINIMUM ACCOUNT BALANCE REQUIREMENTS

    Due to the high cost of maintaining small accounts and subject to state law requirements, a Fund may redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months. A Fund will not redeem an account unless the shareholder has been given at least 60 days' advance notice of the Fund's intention to do so. No redemption will be made if a shareholder's account falls below the minimum due to a reduction in the value of the Fund's portfolio securities. This provision does not apply to IRAs, other retirement accounts and UGMA/UTMA accounts.

SIGNATURE GUARANTEES

    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee in order to accommodate the following requests:

    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.

    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).

    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. An eligible guarantor institution includes banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.

    Circumstances other than those described above may require a signature guarantee. Please contact IMSC at 1-800-777-6472 for more information.

CHOOSING A DISTRIBUTION OPTION

    You have the option of selecting the distribution option that best suits your needs:

    AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains are automatically reinvested at NAV in additional shares of the same class of a Fund unless you specify one of the other options.

    INVESTMENT IN ANOTHER IVY FUND -- Both dividends and capital gains are automatically invested at NAV in another Ivy fund of the same class.

    DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash. Capital gains will be reinvested at NAV in additional shares of the same class of a Fund or another Ivy fund of the same class.

    DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash.

    If you wish to have your cash distributions deposited directly to your bank account via electronic funds transfer ("EFT"), or if you wish to change your distribution option, please contact IMSC at 1-800-777-6472.

    If you wish to have your cash distributions go to an address other than the address of record, you must provide IMSC with a letter of instruction signed by all registered owners with signatures guaranteed.

TAX IDENTIFICATION NUMBER

    In general, to avoid being subject to a 31% U.S. Federal backup withholding tax on dividends, capital gains distributions and redemption proceeds, you must furnish a Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior underreporting of interest and dividends to the IRS. If you fail to provide a certified TIN, or such other tax-related certifications as a Fund may require, within 30 days of opening your new account, each Fund reserves the right to involuntarily redeem your account and send the proceeds to your address of record.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the Account Application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account.


    Certain payees, such as corporations, generally are exempt from backup withholding. Please complete IRS Form W-9 with the new account application to claim this exemption. If the registration is for an UGMA/UTMA account, please provide the social security number of the minor. Alien individuals must furnish their individual TIN on a completed IRS Form W-9. Other non-U.S. investors who are not required to have a TIN must provide, with their Account Application, a completed IRS Form W-8.

CERTIFICATES

    In order to facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. Should you wish to have a certificate issued, please contact IMSC at 1-800-777-6472 and request that one be sent to you. (Retirement plan accounts are not eligible for this service.) Please note that if you were to lose your certificate, you would incur an expense to replace it.

    Certificates requested by telephone for shares valued up to $50,000 will be issued to the current registration and mailed to the address of record. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, contact IMSC at 1-800-777-6472.

EXCHANGE PRIVILEGE

    Shareholders of a Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). The Funds reserve the right to reject any exchange order.

    Class A shareholders may exchange their outstanding Class A shares for Class A shares of another Ivy fund on the basis of the relative NAV per Class A share, plus an amount equal to the difference between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. Incremental sales charges are waived for outstanding Class A shares that have been invested for 12 months or longer.

    Class B (and Class C) shareholders may exchange their outstanding Class B (or Class C) shares for Class B (or Class C) shares of another Ivy fund on the basis of the relative NAV per Class B (or Class C) share, without the payment of any CDSC that would otherwise be due upon the redemption of Class B (or Class C) shares. Class B shareholders who exercise the exchange privilege would continue to be subject to the original Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or longer) than the CDSC for the new Class B shares.

    Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative NAV per Class I share. Exchanges from any class of Fund shares into an Ivy fund in which shares are not already held are subject to certain minimum investment restrictions. See "Exchange of Shares" in the SAI or contact IMSC at 1-800-777-6472 for further details.

    Shares resulting from the reinvestment of dividends and other distributions will not be charged an initial sales charge or a CDSC when exchanged into another Ivy fund.

    Exchanges are considered to be taxable events, and may result in a capital gain or a capital loss for tax purposes. Before executing an exchange, you should obtain and read the Prospectus and consider the investment objective of the fund to be purchased. Share certificates must be unissued (i.e., held by a Fund) in order to execute a telephone exchange. Exchanges are available only in states where they can be legally made. The Funds reserve the right to limit the frequency of exchanges. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy fund into which the exchange is made. It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. To protect the interests of other shareholders of a Fund, a Fund may cancel the exchange privileges of any persons that, in the opinion of the Fund, are using market timing strategies or are making more than five exchanges per owner or controlling person per calendar year.

    With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, the shares exchanged will reflect, pro rata, the cost, capital appreciation and/or reinvestment of distributions of the original investment as well as the original purchase date, for purposes of calculating any CDSC for future redemptions of the exchanged shares.

    Investors who held Ivy Fund shares as of December 31, 1991, or who held shares of certain funds that were reorganized into an Ivy fund, may be exempt from sales charges on the exchange of shares between any of the Ivy funds. If you believe you may be eligible for such an exemption, please contact IMSC at 1-800-235-3322 for additional information.

    In calculating the sales charge assessed on an exchange, shareholders will be allowed to use the Rights of Accumulation privilege.

    EXCHANGES BY TELEPHONE: If Section 6D of the Account Application is not completed, telephone exchange privileges will be provided automatically for accounts qualifying for this option. Although telephone exchanges may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or let your registered representative do so on your behalf, you must notify IMSC in writing.

    In order to execute an exchange, please contact IMSC at 1-800-777-6472. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

    Each Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    EXCHANGES IN WRITING: In a letter, request an exchange and provide the following information:

- - The name and class of the fund whose shares you currently own.

- - Your account number.

- - The name(s) in which the account is registered.

- - The name of the fund in which you wish your exchange to be invested.

- - The number of shares or the dollar amount you wish to exchange.

    The request must be signed by all registered owners.

REINVESTMENT PRIVILEGE

    Investors who have redeemed Class A shares of a Fund have a one-time privilege of reinvesting all or a part of the proceeds of the redemption back into Class A shares of that Fund at NAV (without a sales charge) within 60 days after the date of redemption. IN ORDER TO REINVEST WITHOUT A SALES CHARGE, SHAREHOLDERS OR THEIR BROKERS MUST INFORM IMSC THAT THEY ARE EXERCISING THE REINVESTMENT PRIVILEGE AT THE TIME OF REINVESTMENT. The tax status of a gain realized on a redemption generally will not be affected by the exercise of the reinvestment privilege, but a loss realized on a redemption generally may be disallowed by the IRS if the reinvestment privilege is exercised within 30 days after the redemption. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss.

SYSTEMATIC WITHDRAWAL PLAN

    You may elect the Systematic Withdrawal Plan at any time by completing the Account Application, which is attached to this Prospectus. You can also obtain this application by contacting your registered representative or IMSC at 1-800-777-6472. To be eligible, you must maintain an account balance of at least $5,000. Payments (minimum distribution amount -- $50) from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee. You may elect to have your systematic withdrawal paid directly to your bank account via EFT, at no charge. Share certificates must be unissued (i.e., held by a Fund) while the plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method. For more information, please contact IMSC at 1-800-777-6472.

    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account. Any applicable CDSC will be assessed upon the redemptions. A CDSC will not be assessed on withdrawals not exceeding 12% annually of the initial account balance when the Systematic Withdrawal Plan was started.

    If payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $1,000 while the plan is in effect. However, it may not be advantageous to purchase additional shares when you have a Systematic Withdrawal Plan, because you may be subject to an initial sales charge on your purchase of Class A shares or to a CDSC imposed on your redemptions of Class B or Class C shares. In addition, redemptions are taxable events.

    Should you wish at any time to add a Systematic Withdrawal Plan to an existing account or change payee instructions, you will need to submit a written request, signed by all registered owners, with signatures guaranteed.

    Retirement accounts are eligible for Systematic Withdrawal Plans. Please contact IMSC at 1-800-777-6472 to obtain the necessary paperwork to establish a plan.

    If the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason, your redemptions will be discontinued.

AUTOMATIC INVESTMENT METHOD

    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares by completing Sections 6A and 7B of the Account Application. Attach a "voided" check to your account application. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy Fund account. The minimum investment under this plan is $50 per month ($25 per month for retirement plans). There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting IMSC at 1-800-777-6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.

CONSOLIDATED ACCOUNT STATEMENTS

    Shareholders with two or more Ivy fund accounts having the same taxpayer I.D. number will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.

RETIREMENT PLANS

    The Ivy funds offer several tax-sheltered retirement plans that may fit your needs:

    - Traditional and Roth IRAs

    - 401(k), Money Purchase Pension and Profit Sharing Plans

    - SEP-IRA (Simplified Employee Pension Plan)

    - 403(b)(7) Plan

    - SIMPLE Plans (Individual Retirement Account and 401(k))

    Minimum initial and subsequent investments for retirement plans are $25.

    Investors Bank & Trust, which serves as custodian or trustee under the retirement plan prototypes available from each Fund, charges certain nominal fees for annual maintenance. A portion of these fees is remitted to IMSC as compensation for its services to the retirement plan accounts maintained with each Fund.

    Distributions from retirement plans are subject to certain requirements under the Code. Certain documentation, including IRS Form W4-P, must be provided to IMSC prior to taking any distribution. Please contact IMSC for details. The Ivy funds and IMSC assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws, and will not be responsible for any penalties assessed. For additional information, please contact your broker, tax adviser or IMSC.

    Please call IMSC at 1-800-777-6472 for complete information kits describing the plans, their benefits, restrictions, provisions and fees.

SHAREHOLDER INQUIRIES

    Inquiries regarding the Funds should be directed to IMSC at 1-800-777-6472.


                              ACCOUNT APPLICATION

IVY ASIA PACIFIC FUND              IVY GLOBAL SCIENCE & TECHNOLOGY FUND
IVY CANADA FUND                    IVY INTERNATIONAL FUND II
IVY CHINA REGION FUND              IVY INTERNATIONAL SMALL COMPANIES FUND
IVY DEVELOPING NATIONS FUND        IVY PAN-EUROPE FUND
IVY GLOBAL FUND                    IVY SOUTH AMERICA FUND
------------------------           ACCOUNT
NUMBER
IVY GLOBAL NATURAL RESOURCES FUND


 PLEASE MAIL APPLICATIONS AND CHECKS TO:
                    Ivy Mackenzie Services Corp., P.O. Box
                      3022, Boca Raton, FL 33431-0922.
 (This application  should not be used for retirement accounts for which Ivy is
  Custodian.)
--------------------------------------------------------------------------------


  FUND                                                               101/                          1 / 2
1 / 2
  USE     -------------------          ----------     ----------     ----------     ----------     ----------
----------
  ONLY    Dealer #                     Branch #       Rep #          Acct Type      Soc Cd         Div Cd
CG Cd
=============================================================================================================================

  FUND     0 / 1          0 / X
   USE     ----------     ----------
  ONLY     Exc Cd         Red Cd

==============================================================================================================================
1 REGISTRATION
           [ ] Individual
           [ ] Joint Tenant
-----------------------------------------------------------------------------
           [ ] Estate                 Owner, Custodian or Trustee
           [ ] UGMA/UTMA
-----------------------------------------------------------------------------
           [ ] Corporation            Co-owner or Minor
           [ ] Partnership
-----------------------------------------------------------------------------
           [ ] Sole Proprietor                                                                     Minor's State
               of Residence
           [ ] Trust
-----------------------------------------------------------------------------
            ---------------------     Street
            Date of Trust
           [ ] Other ------------
-----------------------------------------------------------------------------
            ---------------------    City                            State
Zip Code
                                                  -
------------------------------
                                     Phone Number --
Day
-----------------------------------------------------------------------------


-----------------------------------
Phone Number -- Evening
-----------------------------------


----------------------------------------------------------------------------
2 TAX ID #
                      -           -         or               -
           ---------------------------                -------------------------
             Social Security Number                  Tax Identification Number

- ---------------------------------------------------------------------------
2 TAX ID # Citizenship:   [ ] U.S.       [ ] Other
           UNDER  PENALTIES OF PERJURY,  I CERTIFY BY SIGNING IN SECTION 8 BELOW
           THAT: (1) THE NUMBER SHOWN IN THIS SECTION IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN), AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM (2) IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.) PLEASE SEE THE "TAX IDENTIFICATION NUMBER" SECTION OF THE PROSPECTUS FOR ADDITIONAL INFORMATION ON COMPLETING THIS SECTION.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

3 DEALER INFORMATION

          The undersigned ("Dealer") agrees to all applicable
           provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of Accumulation.
           ------------------------------------------------------------
           Dealer Name

           ------------------------------------------------------------
           Branch Office Address

           ------------------------------------------------------------
           City                State                Zip  Code
           ------------------------------------------------------------
           Representative's Name and Number
           ------------------------------------------------------------
           Representative's Phone Number
           ------------------------------------------------------------
           Authorized Signature of Dealer
           ------------------------------------------------------------

           ------------------------------------------------------------

4 INVESTMENTS

           A. Enclosed is my check for $ ---------------($1,000 minimum) made payable to the appropriate Fund.*
           B. Please invest in [ ] Class A shares [ ] Class B shares [ ] Class C shares [ ] Class I shares ("**" Funds only) of the following Fund(s):

                $ --------------- Ivy Asia Pacific Fund
                $ --------------- Ivy Global Science & Technology Fund**

                $ --------------- Ivy Canada Fund
                $ --------------- Ivy International Fund II**

                $ --------------- Ivy China Region Fund
                $ --------------- Ivy International Small Companies Fund**

                $ --------------- Ivy Developing Nations Fund
                $ --------------- Ivy Pan-Europe Fund

                $ --------------- Ivy Global Fund
                $ --------------- Ivy South America Fund
                $ --------------- Ivy Global Natural Resources Fund --------------- Other: ---------
           C. I qualify for a reduced sales charge due to the following privilege (applies only to Class A shares): [ ] New Letter of Intent (if ROA or 90-day backdate privilege is applicable, provide account(s) information below.) [ ] ROA with the account(s) listed below. [ ] Existing Letter of Intent with account(s) listed below.

                ------------------------------------   -------------------------
                Fund Name Account Number [ ] or New ------------------------------------ ------------------------- [
                ] or New Fund Name Account Number If establishing a Letter of Intent, you will need to purchase Class A shares over a thirteen-month period in accordance with the provisions in the Prospectus. The aggregate amount of these purchases will be at least equal to the amount indicated below (see Prospectus for minimum amount required for reduced sales charges). [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000

           D.   FOR DEALER USE ONLY Confirmed trade orders:
          --------------      ---------------     ---------       -----------
          Confirm Number              Number of    Shares         Trade Date

           * If investing in more than one Fund, make your check payable to "Ivy Funds."

          -------------------------------------------------------------------

          -------------------------------------------------------------------

5.  DISTRIBUTION OPTIONS

         I would like to reinvest dividends and capital gains into additional shares of the same class in this account at net asset value unless a different option is checked below.

       A. [ ] Reinvest all dividends and capital gains into additional shares of the same class of a different Ivy fund.


       ----------------------------------      --------------           [ ] New
Account
        Fund Name                               Account Number

       B. [ ] Pay all dividends in cash and reinvest capital gains into additional shares of the same class of this Fund, or in a different Ivy Fund.

       ----------------------------------      --------------           [ ] New
Account
        Fund Name                               Account Number

       C. [ ] Pay all dividends and capital gains in cash.

I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED C OR D ABOVE, BE:

[ ] Sent to the address listed in the registration. [ ] Sent to the special payee listed in Section 7A
[ ] (By Mail) 7B
[ ] (By E.F.T.)

-----------------------------------------------------------------------------

6  OPTIONAL SPECIAL FEATURES

   A. [ ] AUTOMATIC INVESTMENT METHOD (AIM)

I wish to invest: My bank account will be debited on or about the:

[ ] Annually        _________________  day of the month of  ___________

[ ] Semi-Annually   _________________  day of the months of  __________

and ----------

[ ] Quarterly ____________  day of the [ ] first month of each calendar quarter
                   [ ] second
                   [ ] third
                   [ ] Monthly
                   [ ] once per month      ________ day of the month*
                   [ ] twice               ________ day of the month*
                   [ ] 3 times             ________ day of the month*
                   [ ] 4 times             ________ day of the month*


          Please invest $ ________________ each period starting in the month of
 __________ in [ ] Class A   [ ] Class B

          Dollar Amount Month or [  ] Class C of ___________________.

                              Fund  Name

             [ ] I have attached a voided check to ensure my correct bank account will be debited.

   B. [ ] SYSTEMATIC WITHDRAWAL PLANS** I wish to automatically withdraw funds from my account in [ ] Class A [ ] Class B or [ ] Class C of _______________

          I request the distribution be: [ ] Monthly
          Fund Name       [ ] Sent to the address listed the registration.
              [ ] Once [ ] Twice [ ] 3 times [ ] 4 times per month
              [ ] Sent to the special payee in Section 7.
              [ ] Quarterly
              [ ] Invested into additional of the same
              [ ] Semi-Annually class of a different Ivy Fund:  _____________
              [ ] Annually                                      Fund Name


 -------------------------
 Account Number

Amount $________, starting on or about the ____ day of  ___________________
      Minimum $50                                              month
                                           ____ day of  ___________________
                                                               month
                                           ____ day of  ___________________
                                                               month*

        NOTE: Account minimum: $5,000 in shares at current offering price

       C. [ ] FEDERAL FUNDS WIRE FOR REDEMPTION PROCEEDS** I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum).
              (COMPLETE SECTION 7B)

       D. [ ] TELEPHONIC EXCHANGES** [ ] YES [ ] NO
              I authorize exchanges by telephone among the Ivy family of funds, upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone exchange privilege will be provided automatically.

       E. [ ] TELEPHONIC REDEMPTIONS** [ ] YES [ ] NO The Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone exchange privilege will be provided automatically.

        * There must be a period of at least seven calendar days between each investment/withdrawal period.

       ** This option may not be selected if shares are issued in certificate form.


  7 SPECIAL PAYEE

         A.     MAILING ADDRESS                 B. FED WIRE/E.F.T. INFORMATION
                Please send all disbursements
                to this special payee
               ------------------------------------------------------------
                Financial Institution
               ------------------------------------------
                Name of Bank or Individual
                __________________________________________  ABA #Account
                Account Number (if applicable)         #
                --------------------------------------------------------------
                Street
                --------------------------------------------------------------
                City/State/Zip                            City/State/Zip
                             (Please attach a voided check)

  8 SIGNATURES

       Investors should be aware that failure to check "No" under Section 6D or 6E above means that the Telephone Exchange/Redemptions Privileges will be provided. The Funds employ reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange Privilege" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

       I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in
       Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


       ----------------------------------------------------------------------
        Signature of Owner, Custodian, Trustee or Corporate Officer     Date


       ----------------------------------------------------------------------
       Signature of Joint Owner, Co-Trustee or Corporate Officer        Date

             (Remember to Sign Section 8)

                                   EXHIBIT C


April 30, 1998                                                IVY FUNDS(R)

IVY
INTERNATIONAL
EQUITY
FUNDS
ADVISOR
CLASS SHARES

- -----------------
PROSPECTUS
- -----------------

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

      [ARTWORK]

   THROUGHOUT THE
     CENTURIES,
 THE CASTLE KEEP HAS
    BEEN A SOURCE
OF LONG-RANGE VISION
    AND STRATEGIC
     ADVANTAGE.


     Ivy Fund (the "Trust") is a registered investment company currently consisting of eighteen separate portfolios. The Advisor Class shares of eleven of these portfolios, as identified below (the "Funds"), are described in this Prospectus. The Funds' Class A, Class B, Class C and Class I shares (if applicable) are described in a separate prospectus dated April 30, 1998. Each Fund has its own investment objective and policies, and your interest is limited to the Fund in which you own Advisor Class shares.

     The eleven Funds are:

          Ivy Asia Pacific Fund
          Ivy Canada Fund
          Ivy China Region Fund
          Ivy Developing Nations Fund
          Ivy Global Fund
          Ivy Global Natural Resources Fund
          Ivy Global Science & Technology Fund
          Ivy International Fund II
          Ivy International Small Companies Fund
          Ivy Pan-Europe Fund
          Ivy South America Fund

     This Prospectus sets forth concisely the information about the Funds' Advisor Class shares that a prospective investor should know before investing. Please read it carefully and retain it for future reference. Additional information about the Funds is contained in the Statement of Additional Information for the Funds' Advisor Class shares dated April 30, 1998 (the "SAI"), which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and the prospectus for the Funds' other classes of shares are available upon request and without charge from the Trust at the Distributor's address and telephone number below. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other material incorporated by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Expense Information.............................  2
The Funds' Financial Highlights.................  2
Investment Objectives and Policies..............  3
Risk Factors and Investment Techniques..........  8
Organization and Management of the Funds........ 12
Investment Manager.............................. 12
Fund Administration and Accounting.............. 14
Transfer Agent.................................. 14
Dividends and Taxes............................. 14
Performance Data................................ 14
How to Buy Shares............................... 15
How Your Purchase Price is Determined........... 15
How Each Fund Values its Shares................. 15
How to Redeem Shares............................ 16
Minimum Account Balance Requirements............ 17
Signature Guarantees............................ 17
Choosing a Distribution Option.................. 17
Tax Identification Number....................... 17
Certificates.................................... 17
Exchange Privilege.............................. 17
Systematic Withdrawal Plan...................... 18
Automatic Investment Method..................... 18
Consolidated Account Statements................. 18
Retirement Plans................................ 18
Shareholder Inquires............................ 18
Account Application............................. 19

  BOARD OF TRUSTEES                  OFFICERS                      TRANSFER AGENT               INVESTMENT MANAGER
John S. Anderegg, Jr.       Michael G. Landry, Chairman             Ivy Mackenzie              Ivy Management,
Inc.
   Paul H. Broyhill         Keith J. Carlson, President            Services Corp.           700 South Federal
Highway
   Keith J. Carlson      James W. Broadfoot, Vice President         P.O. Box 3022              Boca Raton, FL
33432
   Stanley Channick             C. William Ferris,            Boca Raton, FL 33431-0922           1-800-456-5111
Frank W. DeFriece, Jr.          Secretary/Treasurer                1-800-777-6472
    Roy J. Glauber                                                                                 DISTRIBUTOR
  Michael G. Landry                LEGAL COUNSEL                      AUDITORS                    Ivy Mackenzie
 Joseph G. Rosenthal           Dechert Price & Rhoads         Coopers & Lybrand L.L.P.          Distributors, Inc.
 Richard N. Silverman               Boston, MA                   Ft. Lauderdale, FL         Via Mizner Financial
Plaza
   J. Brendan Swan                                                                          700 South Federal
Highway
                                     CUSTODIAN                                                 Boca Raton, FL
33432
                           Brown Brothers Harriman & Co.                                          1-800-456-5111
                                    Boston, MA


                                                       [LOGO] IVY MACKENZIE

EXPENSE INFORMATION

   The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. The inception date for each Fund's Advisor Class shares is January 1, 1998. Therefore, the estimates presented are based on amounts incurred by each Fund's Class A shares during the fiscal year ended December 31, 1997, unless otherwise noted.


                        SHAREHOLDER TRANSACTION EXPENSES

                           MAXIMUM SALES LOAD     MAXIMUM CONTINGENT
                          IMPOSED ON PURCHASES   DEFERRED SALES CHARGE
                               (AS A % OF         (AS A % OF ORIGINAL
                            OFFERING PRICE)         PURCHASE PRICE)
                          --------------------   ---------------------
All Funds...............          None                   None


   None of the Funds charge a redemption fee, an exchange fee, or a sales load on reinvested dividends.



     ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                                 12B-1
                                       MANAGE-  SERVICE/           TOTAL FUND
                                       MENT     DISTRIB- OTHER     OPERATING
                                       FEES     UTION    EXPENSES  EXPENSES(3)
                                                 FEES
                                       ------  -------- --------  -----------
Ivy Canada Fund........................ 0.85%     None    1.64%      2.49%
Ivy Global Fund........................ 1.00%     None    0.82%      1.82%
Ivy Global Natural Resources Fund...... 0.22%(1)  None    1.63%      1.85%
Ivy Global Science & Technology Fund... 1.00%     None    0.86%      1.86%
Ivy International Fund II.............. 0.73%(1)  None    0.82%      1.55%
Ivy Pan-Europe Fund.................... 0.00%(1)  None    1.95%(2)   1.95%


                                                                      12B-1 SERVICE/
GROSS FUND
                                                    MANAGEMENT         DISTRIBUTION         OTHER
OPERATING
                                                     FEES(1)               FEES          EXPENSES(4)     EXPENSES(4)
                                                    ----------        --------------     -----------     -----------
Ivy Asia Pacific Fund..........................        0.00%               None              1.86%(2)    1.86%
Ivy China Region Fund..........................        0.93%               None              1.26%       2.19%
Ivy Developing Nations Fund....................        0.92%               None              1.14%       2.06%
Ivy International Small Companies Fund.........        0.00%               None              2.25%(2)    2.25%
Ivy South America Fund.........................        0.27%               None              1.93%       2.20%

                                                                          TOTAL FUND
                                                                          OPERATING
                                                 CUSTODY FEE CREDITS     EXPENSES(3)
                                                 -------------------     -----------
Ivy Asia Pacific Fund..........................         0.20%                1.66%
Ivy China Region Fund..........................         0.24%                1.95%
Ivy Developing Nations Fund....................         0.12%                1.94%
Ivy International Small Companies Fund.........         0.39%                1.86%
Ivy South America Fund.........................         0.27%                1.93%


- ---------------


(1) After fee reimbursements (see note 4 below). Without fee reimbursements, Management Fees would have been 1.00%.


(2) After expense reimbursements (see note 4 below). Without expense reimbursements, Other Expenses would have increased 8.06% for Ivy Asia Pacific Fund, 2.37% for Ivy International Small Companies Fund, and 26.21% for Ivy Pan-Europe Fund.


(3) Ivy Management, Inc. ("IMI") currently limits Total Fund Operating Expenses (excluding Rule 12b-1 fees and certain other items, and net of any custody fee credits) for all Funds except Ivy Canada Fund to an annual rate of 1.95% (1.50% in the case of Ivy International Fund II) of each Fund's average net assets.


(4) Does not reflect custody fee credits generated by uninvested cash balances maintained by the Funds with their custodian.


                                    EXAMPLES


   The following table lists the expenses an investor would pay on a $1,000 investment in a Fund's Advisor Class shares, assuming (1) 5% annual return and
(2) unless otherwise noted, redemption at the end of each time period. These examples further assume reinvestment of all dividends and distributions, and that the percentage amounts under "Total Fund Operating Expenses" or "Gross Operating Expenses", if the fund received custody fee credits, above, remain the same each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                                          1 YEAR  3 YEARS    5 YEARS    10 YEARS
                                          ------  -------    -------    --------

Ivy Asia Pacific Fund...................   $19     $ 58       $101        $218
Ivy Canada Fund.........................   $25     $ 78       $133        $283
Ivy China Region Fund...................   $22     $ 69       $117        $252
Ivy Developing Nations Fund.............   $21     $ 65       $111        $239
Ivy Global Fund.........................   $18     $ 57       $ 99        $214
Ivy Global Natural Resources Fund.......   $19     $ 58       $100        $217
Ivy Global Science & Technology Fund....   $19     $ 58       $101        $218
Ivy International Fund II...............   $16     $ 49       $ 84        $185
Ivy International Small Companies Fund..   $23     $ 70       $120        $258
Ivy Pan-Europe Fund.....................   $22     $ 61       $105        $227
Ivy South America Fund..................   $22     $ 69       $118        $253

---------------

   The information presented in the table does not reflect the charge of $10 per transaction that would apply if a shareholder elects to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Funds' fees and expenses, see the following sections of this Prospectus: "Investment Manager" and "Fund Administration and Accounting," and "Investment Advisory and Other Services" in the SAI.



THE FUNDS' FINANCIAL HIGHLIGHTS



   The inception date for the Funds' Advisor Class shares is January 1, 1998. Accordingly, no financial information for these shares is presented. The accounting firm of Coopers & Lybrand L.L.P. will be responsible for auditing financial information relating to the Funds' Advisor Class shares. Financial highlights for the Funds' Class A, Class B and Class C shares (and the Class I shares of Ivy Global Science & Technology Fund, Ivy International Fund II and Ivy International Small Companies Fund) are contained in a separate Prospectus dated April 30, 1998. The Funds' Annual Reports are incorporated by reference into the SAI, and are available upon request from the Funds' transfer agent (1-800-777-6472).

INVESTMENT OBJECTIVE AND POLICIES

          Each Fund has its own investment objective and policies, which are described below. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Except for a Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are non-fundamental, and may be changed by the Board of Trustees of the Trust ("Trustees") without shareholder approval. There can be no assurance that a Fund's objective will be met. The different types of securities and investment techniques used by the Funds involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.

          Whenever an investment objective, policy or restriction of a Fund described in this Prospectus or in the SAI states a maximum percentage of assets that may be invested in a security or other asset or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, for example, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.


    IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this Prospectus are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.


    The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix B to the SAI for further information about the economic characteristics of certain Asia-Pacific countries.


    The Fund may invest up to 35% of its assets in investment grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

    As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada, (ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Advisor), (iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities, (v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.


    The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

    For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

    The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies (a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix B to the SAI for further information about the economic characteristics of certain China Region countries.


    The balance of the Fund's assets ordinarily are invested in (i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"), (c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.



    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.


    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY DEVELOPING NATIONS FUND: The Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies
(a) for which the principal securities trading market is an emerging market (as defined above), (b) that (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or (c) that are organized under the laws of (and with a principal office in) an emerging market country.



    The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

    For purposes of capital appreciation, the Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.



    The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.



    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



    IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.



    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund had 1.05% of its total assets invested in low-rated debt securities.



    The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its assets in restricted securities.


    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

    IVY GLOBAL NATURAL RESOURCES FUND: The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.


    MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.



    For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

    For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.


    Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.


    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.


    The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.



    IVY INTERNATIONAL FUND II: The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stock (and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.



    When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S.

market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


    In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).



    When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.



    The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds.) The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.



    For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.



    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



    IVY SOUTH AMERICA FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America; (b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela, which

IMI believes are the most developed capital markets in South America. The Fund does not expect to concentrate its investments in any particular industry.



    The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants (any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.



    The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). As of December 31, 1997, the Fund held no low-rated debt securities.



    To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may invest without limit in such instruments, and borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).



    The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.



    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



RISK FACTORS AND INVESTMENT TECHNIQUES


    SPECIAL CONSIDERATIONS RELATED TO IVY ASIA PACIFIC FUND: Certain Asia-Pacific countries in which the Fund may invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

    Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities of United States companies, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations,
(iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific country securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

    Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries such as China that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

    The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

    Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

    SPECIAL CONSIDERATIONS RELATED TO IVY CANADA FUND: The economy of Canada is strongly influenced by the activities of companies involved in the production and processing of natural resources, particularly those involved in the energy industry, industrial materials (e.g., chemicals, base metals, timber and paper) and agricultural materials (e.g., grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects.

    SPECIAL CONSIDERATIONS RELATED TO IVY CHINA REGION FUND: Investors should realize that China Region countries may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and (vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Fund invests and adversely affect the value of its assets. In addition, several China Region countries have had hostile relations with neighboring nations. For example, China continues to claim sovereignty over Taiwan, and has assumed sovereignty over Hong Kong.

    China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk. In addition, to the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restrictions on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. The SAI contains additional information concerning the risks associated with investing in the China Region.


    SPECIAL CONSIDERATIONS RELATED TO IVY DEVELOPING NATIONS FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, AND IVY INTERNATIONAL SMALL COMPANIES FUND: In light of Ivy Developing Nations Fund's concentration in equity securities of Emerging Market growth companies (as defined above), an investment in the Fund should be considered speculative. In addition, both Ivy Global Science & Technology Fund and Ivy International Small Companies Fund are expected to have significant investments in companies with relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk.


    Because Ivy Global Science & Technology Fund normally focuses its investments in science and technology-related industries, the value of the Fund's shares may be more susceptible to factors affecting those industries and to greater market fluctuation than a fund whose portfolio holdings are more diverse. For example, rapid advances in these industries tend to render existing products obsolete. In addition, many companies in which the Fund is likely to invest are subject to government regulations and approval of their products and services, which may affect their overall profitability and cause their stock prices to be more volatile. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    SPECIAL CONSIDERATIONS RELATED TO IVY GLOBAL NATURAL RESOURCES FUND: Since the Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies because they tend to be traded in lower volume and because the companies are subject to greater business risk.

    The Fund's investments in precious metals (such as gold) and other physical commodities are subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, IMI currently intends that it will only be in a form that is readily marketable.


    SPECIAL CONSIDERATIONS RELATED TO IVY SOUTH AMERICA FUND: The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. This could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.



    For many years, most Latin American countries have experienced substantial (and in some periods extremely high) rates of inflation, which have had and may continue to have very negative effects on the economies and securities markets of these countries. In addition, certain Latin American countries are among the largest debtors to commercial banks and foreign governments, and some have declared moratoria on the payment of principal and/or interest on external debt. Accordingly, the Sovereign Debt instruments in which the Fund may invest involve a high degree of risk and should be considered equivalent in quality to debt securities rated below investment grade by Moody's and S&P.



    The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore may invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer. Consequently, the performance of a single issuer in which the Fund has invested may have a more significant effect on the overall performance of the Fund than if the Fund were a diversified company.


    BANK OBLIGATIONS: The bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of the obligation is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.


    BORROWING: Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).


    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. Each Fund's investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if not rated, are issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    CONVERTIBLE SECURITIES: The convertible securities in which the Funds may invest include corporate bonds, notes, debentures and other securities convertible into common stocks. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

    DEBT SECURITIES, IN GENERAL: Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    U.S. GOVERNMENT SECURITIES: U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Such securities include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.


    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (and increasing the security's price volatility). Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.



    INVESTMENT GRADE DEBT SECURITIES: Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).



    LOW-RATED DEBT SECURITIES: Securities rated lower than Baa or BBB, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), are considered by major credit-rating organizations to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Investors in those Funds that invest in these securities should be aware of and willing to accept the special risks associated with these securities.


    While high yield debt securities are likely to have some quality and protective characteristics, these qualities are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher-rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities) and generally involve greater price volatility than securities in higher rating categories. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security (unless the security is downgraded below the rating of C, in which case IMI most likely would dispose of the security based on then existing market conditions). For additional information regarding the risks associated with investing in high yield bonds, see the SAI (and, in particular, Appendix A, which contains a more complete description of the ratings assigned by Moody's and S&P).

    FOREIGN SECURITIES: The foreign securities in which the Funds invest may include non-U.S. dollar-denominated securities, Eurodollar securities, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and debt securities issued, assumed or guaranteed by foreign governments (or political subdivisions or instrumentalities thereof). Investors should consider carefully the special risks that arise in connection with investing in securities issued by companies and governments of foreign nations, which are in addition to those risks that are associated with the Funds' investments, generally.

    In many foreign countries, there is less regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. For example, foreign companies are not generally subject to uniform accounting and financial reporting standards, and foreign securities transactions may be subject to higher brokerage costs. There also tends to be less publicly available information about issuers in foreign countries, and foreign securities markets of many of the countries in which the Funds may invest may be smaller, less liquid and subject to greater price volatility than those in the United States. Generally, price fluctuations in the Funds' foreign security holdings are likely to be high relative to those of securities issued in the United States.


    Other risks include the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), difficulties in pricing, default in foreign government securities, high rates of inflation, difficulties in enforcing foreign judgments, political or social instability, or other developments that could adversely affect the Funds' foreign investments. In addition, investing in foreign securities usually involves the use of foreign currencies. For a description of the risks associated with such currencies, see the SAI.


    The risks of investing in foreign securities (described above) are likely to be intensified in the case of investments in issuers domiciled or doing substantial business in countries with emerging or developing economies ("emerging markets"). For example, countries with emerging markets may have relatively unstable governments and therefore be susceptible to sudden adverse government action (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets). Security prices in emerging markets can also be significantly more volatile than in the more developed nations of the world, and communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delayed settlements could cause a Fund to miss attractive investment opportunities or impair its ability to dispose of portfolio securities, resulting in a loss if the value of the securities subsequently declines. In addition, many emerging markets have experienced and continue to experience especially high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

    In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. In order for these emerging economies to continue to expand and develop industry, infrastructure and currency reserves, continued influx of capital is essential. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Funds and their shareholders will benefit. IMI believes that similar investment opportunities will be created for companies involved in providing consumer goods and services (e.g., food, beverages, autos, housing, tourism and leisure and merchandising).


    FOREIGN CURRENCY EXCHANGE TRANSACTIONS: A Fund usually effects its currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (e.g., to cover service charges) is usually incurred when a Fund converts assets from one currency to another. A Fund may also be affected unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations or by political or economic developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.


    FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date at a predetermined price. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain that might result should the value of the currencies increase. In addition, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

    OPTIONS AND FUTURES TRANSACTIONS: The Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, commodity prices, or other factors that affect the value of the Funds' securities. These techniques may involve derivative transactions such as purchasing put and call options, selling put and call options, and engaging in transactions in foreign currency futures, stock index futures and related options.

    A Fund may invest in options on securities in accordance with its stated investment objective and policies (see above). A put option is a short-term contract that gives the purchaser of the option the right, in return for a premium, to sell the underlying security or currency to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser the right, in return for a premium, to buy the underlying security or currency from the seller of the option at a specified price during the term of the option. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

    A Fund may also enter into futures transactions in accordance with its stated investment objective and policies. An interest rate futures contract is agreement between two parties to buy or sell a specified debt security at a set price on a future date. A foreign currency futures contract is an agreement to buy or sell a specified amount of a foreign currency for a set price on a future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Investors should be aware that the risks associated with the use of options and futures are considerable. Options and futures transactions generally involve a small investment of cash relative to the magnitude of the risk assumed, and therefore could result in a significant loss to a Fund if IMI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments. A Fund may also experience a significant loss if it is unable to close a particular position due to the lack of a liquid secondary market. For further information regarding the use of options and futures transactions and any associated risks, see the SAI.

    PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES: Investors in Ivy Global Natural Resources Fund should be aware that commodities trading is generally considered a speculative activity. For example, prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Accordingly, markets for precious metals may at times be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Investments in physical commodities may also present practical problems of delivery, storage and maintenance, possible illiquidity, the unavailability of accurate market valuations and increased expenses.

    REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.


    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and agreed-upon yield. Each Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. A Fund could experience a delay in obtaining direct ownership of the underlying collateral, and might incur a loss if the value of the security should decline.


    ILLIQUID SECURITIES: An "illiquid security" is an asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security on its books. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Illiquid securities often offer the potential for higher returns than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. The Fund may have to bear the expense of registering restricted securities for resale, and the risk of substantial delays if effecting such registrations. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would apply if their securities were publicly traded.



    SHARES OF OTHER INVESTMENT COMPANIES: As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses (including management fees, in the case of a management investment company).


    SMALL COMPANIES: Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of smaller companies may be subject to more abrupt or erratic market movements, because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

    WARRANTS: The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, a Fund would lose its entire investment.

    "WHEN-ISSUED" SECURITIES AND FIRM COMMITMENTS: Purchasing securities on a "when-issued" or firm commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

    ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest, and are issued at a significant discount from face value. Since the interest on such bonds is, in effect, compounded, they are subject to greater market value fluctuations in response to changing interest rates than debt securities that distribute income regularly. In addition, for Federal income tax purposes a Fund generally recognizes and is required to distribute income generated by zero coupon bonds currently in the amount of the unpaid accrued interest, even though the actual income will not yet have been received by the Fund.


ORGANIZATION AND MANAGEMENT OF THE FUNDS



    Each Fund, other than Ivy South America Fund, is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy South America Fund is organized as a non-diversified portfolio (see "Special Considerations Related to Ivy South America Fund"). The business and affairs of each Fund are managed under the direction of the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has 18 separate portfolios. Each Fund has four classes of shares, designated as Class A, Class B, Class C and an Advisor Class (only the latter of which is offered by this Prospectus). Ivy Global Science & Technology Fund, Ivy International Fund II and Ivy International Small Companies Fund each has a fifth class of shares designated as Class I. Shares of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). The shares of each class represent an interest in the same portfolio of Fund investments. Each class of shares, except for the Advisor Class and Class I, has a separate Rule 12b-1 distribution plan and bears different distribution fees. Class I shares are subject to lower administrative service and transfer agency fees than the Funds' Class A, Class B, Class C and Advisor Class shares. Each class of shares also has its own sales charge and expense structure that may affect its performance relative to a Fund's other classes of shares. Shares of each class have equal rights as to voting, redemption, dividends and liquidation but have exclusive voting rights with respect to their Rule 12b-1 distribution plans.



    The Trust employs IMI to provide business management services to the Funds, and investment advisory services to all of the Funds other than Ivy Canada Fund and Ivy Global Natural Resources Fund (which are advised by MFC). IMI has been an investment advisor since 1992. MIMI provides administrative and accounting services. Ivy Mackenzie Distributors, Inc. ("IMDI") distributes the Funds' shares, and Ivy Mackenzie Services Corp. ("IMSC") provides transfer agency and shareholder-related services for the Funds. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. As of March 31, 1998, IMI and MIMI had approximately $3.9 billion and $1.3 billion, respectively, in assets under management. MIMI is a subsidiary of MFC, which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 31 years.



INVESTMENT MANAGER



    ALL FUNDS: For IMI's business management services and the investment advisory services provided by IMI or MFC (as the case may be), each Fund pays a fee based on its average net assets at the percentage rates set forth below (subject to any applicable fee reimbursements or waivers noted in footnotes to the "Annual Fund Operating Expenses" table on page 2). IMI voluntarily limits each Funds', except Ivy International Fund and Ivy Canada Fund, total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification, and extraordinary expenses) to 1.95% (1.50%, in the case of Ivy International Fund II) of their respective average net assets, which may lower their expenses and increase their total return (see the "Annual Fund Operating Expenses"). Ivy Global Fund and Ivy Global Science & Technology Fund total operating expenses for the year ended December 31, 1997 were below this limit. This voluntary expense limitation may be terminated or revised at any time.



    IMI pays all expenses that it incurs in rendering management services to the Funds. Each Fund bears its own operational costs. General expenses of the Trust that are not readily identifiable as belonging to a particular Fund (or a particular class thereof) are allocated among and charged to each Fund based on its relative net asset size. Expenses that are attributable to a particular Fund (or class thereof) will be borne by that Fund (or class) directly. The investment management fees paid by the Funds are higher than those charged by many funds that invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Funds.



    IVY CANADA FUND AND IVY GLOBAL NATURAL RESOURCES FUND: For IMI's business management services, each Fund pays IMI a fee, at an annual rate of 0.50%. Each Fund pays MFC a fee for advisory services, at an annual rate of 0.35% and 0.50% for Ivy Canada Fund and Ivy Global Natural Resources Fund, respectively.



    IVY ASIA PACIFIC FUND, IVY CHINA REGION FUND, IVY DEVELOPING NATIONS FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, IVY INTERNATIONAL FUND II, IVY INTERNATIONAL SMALL COMPANIES FUND, IVY PAN-EUROPE FUND, AND IVY SOUTH AMERICA
FUND: For IMI's business management and investment advisory services, each Fund pays IMI a fee, at an annual rate of 1.00%.



    IVY GLOBAL FUND: For IMI's business management and investment advisory services, the Fund pays IMI a fee, at an annual rate of 1.00% of the first $500 million in net assets and 0.75% on net assets over $500 million. For the year ended December 31, 1997, the effective management fee paid to IMI was 1.00% of the Fund's average net assets.



    PORTFOLIO MANAGEMENT: The following individuals have responsibilities for management of the Funds:



    - James W. Broadfoot, President and Chief Investment Officer of IMI and Vice President of the Trust, has been the portfolio manager for Ivy Global Science & Technology Fund since 1996. Prior to joining the organization in 1990, Mr. Broadfoot was a principal in an investment counsel firm specializing in emerging growth companies. Mr. Broadfoot has 25 years of professional investment experience, and is a Chartered Financial Analyst. He has an MBA from The Wharton School of the University of Pennsylvania.



    - Michael G. Landry is the Chairman and a Director of IMI and the President and a Director of MIMI and the Chairman and a Trustee of the Trust. Mr. Landry has headed these organizations since 1987. Previously he was a Senior Vice President and portfolio manager with Templeton International. He has over 21 years of professional investment experience. He has a degree in economics from Carleton University. Mr. Landry has been the portfolio manager for Ivy Global Fund since 1991 and Ivy Developing Nations Fund since 1994 and is a member of the Ivy international portfolio management team.



    - Frederick Sturm, a Senior Vice President of MFC, has been the portfolio manager of Ivy Canada Fund since 1992 and Ivy Global Natural Resources Fund since 1997. Mr. Sturm joined MFC in 1983 and has 12 years of professional investment experience. In that time, Mr. Sturm has established a performance record in the natural resource sector. Mr. Sturm, a Chartered Financial Analyst, is a graduate of the University of Toronto where he earned a degree in commerce and finance.



    - Barbara Trebbi, a Senior Vice President of IMI, has been the portfolio manager of Ivy International Fund II and Ivy International Small Companies Fund since 1997. She is Managing Director of International Equities and a member of the Ivy international portfolio management team. Ms. Trebbi joined the organization in 1988 and has 10 years of professional investment experience. She is a Chartered Financial Analyst and holds a graduate diploma from the London School of Economics.



    - The Ivy international portfolio management team has managed Ivy Asia Pacific Fund since 1997, Ivy China Region Fund since 1993, Ivy Pan-Europe Fund since 1997 and Ivy South America Fund since 1995. The Ivy international portfolio management team consists of Barbara Trebbi, Michael Landry and the Ivy international research team headed by Eric Michelis. Mr. Michelis has a graduate degree in Economics and Finance from Institut Des Etudes Politiques de Paris and a graduate degree from Ecole Francaise D'Electronique et D'Informatique. Other team members include Oleg Makhorine, located in Prague, who is a graduate of the Economics University in Prague; Justin Lu, who is a graduate of Shanghai International University; Moira McLachlan, who earned her degree in international business from the University of South Carolina; and Jonathan Tang, located in Shanghai, who is a graduate of Shanghai International University.


    IMI'S INVESTMENT PROCESS: Each of IMI's international equity portfolio managers is supported by a team of research analysts, who are responsible for providing objective information on regional and country-specific economic and political developments and monitoring individual companies. Members of the research analyst team that support IMI's international equity portfolio managers are located in the U.S. at IMI's south Florida office, as well as in Asia and Europe. IMI's analysts use a variety of research sources, such as brokerage reports, economic and financial news services, equity databases and company reports. Established relationships with more than thirty research firms provide IMI's analysts and portfolio managers access to information on the various factors that may influence a particular investment decision. These firms range from large investment banks with global coverage to local research houses. In many cases, IMI's investment professionals also conduct primary research by meeting with company management, touring facilities, and speaking with local research analysts, economists and strategists. Such primary research is considered particularly important in emerging market countries.

    Research efforts by IMI focus on determining opportunities that fall within IMI's long-term, value-oriented approach to investing. The investment decision making process starts with a "top-down" view of a particular country and the long-term outlook for given industries within that country. Company selection generally is based on a "bottom-up" analysis of certain value measures (e.g., earnings, cash flow and growth potential) that are monitored in a proprietary database in which risk-adjusted company valuations across countries and industries are compared. Ultimate investment decisions take into account the fund's investment objective, diversification requirements and risk tolerance level. While current earnings are considered important, investment decisions most often are based on earnings estimates over a five-year period. Stock selection typically is concentrated in the cheapest 20% of the universe and sell recommendations normally are generated when valuations reach the top 20% of the universe.

FUND ADMINISTRATION AND ACCOUNTING



    MIMI provides various administrative services for the Funds, such as maintaining the registration of Fund shares under state "Blue Sky" laws, and assisting with the preparation of Federal and state income tax returns, financial statements and periodic reports to shareholders. MIMI also assists the Trust's legal counsel with the filing of registration statements, proxies and other required filings under Federal and state law. Under this arrangement, the average net assets attributable to each Fund's Advisor Class shares are subject to a fee, accrued daily and paid monthly, at an annual rate of .10%.


    MIMI also provides certain accounting and pricing services for the Funds (see "Fund Accounting Services" in the SAI for more information).


TRANSFER AGENT


    IMSC is the transfer and dividend-paying agent for the Funds, and also provides certain shareholder-related services. Certain broker-dealers that maintain shareholder accounts with the Funds through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly (see "Investment Advisory and Other Services" in the SAI).


DIVIDENDS AND TAXES


    DIVIDENDS: Distributions you receive from a Fund are reinvested in additional Advisor Class shares unless you elect to receive them in cash. Dividends ordinarily will vary from one class to another.


    Each Fund will distribute net investment income and net realized capital gains, if any, at least once a year. An additional distribution may be made of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Code.


    TAXATION: The following discussion is intended for general information only. You should consult with your tax adviser as to the tax consequences of an investment in a particular Fund, including the status of distributions from the Fund under applicable state or local law.

    Each Fund intends to qualify annually as a regulated investment company under the Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any Federal income or excise tax.


    Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that a Fund designates as capital gain dividends are taxable to individual shareholders at a maximum 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.


    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


    Investments in debt securities that are issued at a discount will result in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.


    Income and gains received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Unless a Fund is eligible to and elects to "pass through" to its shareholders the amount of foreign income and similar taxes paid by the Fund, these taxes will reduce the Fund's investment company taxable income, and distributions of investment company taxable income received from the Fund will be treated as U.S. source income.

    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which may be eligible for reduced Federal tax rates, generally depending upon the shareholder's holding period for the shares.

    A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    Fund distributions may be subject to state, local and foreign taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Further information relating to tax consequences is contained in the SAI.


PERFORMANCE DATA


    Performance information (e.g., "total return" and "yield") is computed separately for each class of Fund shares in accordance with formulas prescribed by the SEC. Performance information for each class may be compared in reports and promotional literature to indices such as the Standard and Poor's 500 Stock Index, Dow Jones Industrial Average, and Morgan Stanley Capital International World Index. Advertisements, sales literature and communications to shareholders may also contain statements of a Fund's current yield, various expressions of total return and current distribution rate. Performance figures will vary in part because of the different expense structures of the Funds' different classes. ALL PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO SUGGEST FUTURE RESULTS.

    "Total return" is the change in value of an investment in a Fund for a specified period, and assumes the reinvestment of all distributions and imposition of the maximum applicable sales charge. "Average annual total return" represents the average annual compound rate of return of an investment in a particular class of Fund shares assuming the investment is held for one year, five years and ten years as of the end of the most recent calendar quarter. Where a Fund provides total return quotations for other periods, or based on investments at various sales charge levels or at net asset value, "total return" is based on the total of all income and capital gains paid to (and reinvested by) shareholders, plus (or minus) the change in the value of the original investment expressed as a percentage of the purchase price.

    "Current yield" reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and then annualizing the result. Dividends or distributions that were paid to a Fund's shareholders are reflected in the "current distribution rate," which is computed by dividing the total amount of dividends per share paid by a Fund during the preceding 12 months by the Fund's current maximum offering price (which includes any applicable sales charge). The "current distribution rate" will differ from the "current yield" computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and will be calculated over a different period of time.


HOW TO BUY SHARES


    Advisor Class shares are offered through this Prospectus only to the following investors:

(i) trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;

(ii) any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least .50% on the assets in the account;

(iii) officers and Trustees of the Trust (and their relatives);

(iv) officers, directors, employees, retired employees, legal counsel and accountants of IMI, MIMI, and MFC (and their relatives); and

(v) directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person).

    OPENING AN ACCOUNT: Complete and sign the Account Application on the last page of this Prospectus. Make your check payable to the Fund in which you are investing. No third party checks will be accepted. Deliver these items to your registered representative or selling broker, or send them to one of the addresses below:

    Regular Mail:

                          IVY MACKENZIE SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Courier:

                          IVY MACKENZIE SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    The Funds reserve the right to reject any purchase order.

    MINIMUM INVESTMENT POLICIES: The minimum initial investment in Advisor Class shares is $10,000. The minimum additional investment is $250. Initial or additional amounts for retirement accounts may be less (see "Retirement Plans").

    BUYING ADDITIONAL SHARES: You may add to your account at any time through any of the following options:

    By Mail: Complete the investment slip attached to your statement, or write instructions including the account registration, Fund number and account number of the shares you wish to purchase. Send your check (payable to the Fund in which you are investing), along with your investment slip or written instructions, to one of the addresses above.


    Through Your Broker: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.


    By Wire: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 1-800-777-6472. Wiring instructions are as follows:

                      FIRST UNION NATIONAL BANK OF FLORIDA
                                JACKSONVILLE, FL
                                 ABA#063000021
                             ACCOUNT #2090002063833
                             FOR FURTHER CREDIT TO:
                         YOUR IVY ACCOUNT REGISTRATION
                      YOUR FUND NUMBER AND ACCOUNT NUMBER


    By Automatic Investment Method: Complete Sections 6A and 7B on the Account Application (see "Automatic Investment Method" on page 18 for more information).



HOW YOUR PURCHASE PRICE IS DETERMINED


    Your purchase price for Advisor Class shares of a Fund is the net asset value ("NAV") per share.

    Share purchases will be made at the next determined price after your purchase order is received. The price is effective for orders received by IMSC or by your registered securities dealer prior to the time of the determination of the NAV. Any orders received after the time of the determination of the NAV will be entered at the next calculated price.

    Orders placed with a securities dealer before the NAV is determined that are transmitted through the facilities of the National Securities Clearing Corporation on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends, capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.


HOW EACH FUND VALUES ITS SHARES



    The NAV per share is the value of one share. The NAV is determined for each Class of shares as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding, adjusted to the nearest cent. These procedures are described more completely in the SAI.



    The Trustees have established procedures to value a Fund's securities in order to determine the NAV. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by IMI and approved by the Trustees. Money market instruments of a Fund are valued at amortized cost.



    Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of the Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Trustees.


    ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS: IMDI may, at its own expense, pay concessions to dealers that satisfy certain criteria established from time to time by IMDI. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by the dealer during a particular period, and (ii) 0.10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.

    An investor may be charged a transaction fee for Advisor Class shares purchased or redeemed through a broker or agent other than IMDI.


HOW TO REDEEM SHARES



    You may redeem your Advisor Class shares through your registered securities representative, by mail or by telephone. All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day. If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees; any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.



    When shares of a Fund are redeemed, the Fund will normally send redemption proceeds to you on the next business day, but may take up to seven business days (or longer in the case of shares recently purchased by check). Under unusual circumstances, a Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees," below.


    If you are not certain of the requirements for a redemption, please contact IMSC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: The Dealer is responsible for promptly transmitting redemption orders. Redemptions requested by dealers will be made at the NAV determined at the close of regular trading (4:00 p.m. Eastern time) on the day that a redemption request is received in good order by IMSC.

    BY MAIL: Requests for redemption in writing are considered to be in "proper or good order" if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the account registration, fund number, the account number and the dollar amount or number of shares to be redeemed.

    - Signatures of all registered owners whose names appear on the account.

    - Any required signature guarantees.

    - Other supporting legal documentation, if required (in the case of estates, trusts, guardianships, corporations, unincorporated associations, retirement plan trustees or others acting in representative capacities).

    The dollar amount or number of shares indicated for redemption must not exceed the available shares or NAV of your account at the next-determined prices. If your request exceeds these limits, then the trade will be rejected in its entirety.


    Mail your request to IMSC at one of the addresses on page 15 of this Prospectus.


    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 per day over the telephone by contacting IMSC at 1- 800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone, you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or the registered representative's assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If Section 6E of the Account Application is not completed, telephone redemption privileges will be provided automatically. Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or let your registered representative do so on your behalf, you must notify IMSC in writing.

    Each Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    Receiving Your Proceeds by Federal Funds Wire: For shareholders who established this feature at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 minimum) and proceeds will be wired on the next business day to a predesignated bank account.

    In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IMSC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed.

    Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds wire.

    Neither IMSC nor any of the Funds can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.


MINIMUM ACCOUNT BALANCE REQUIREMENTS


    Due to the high cost of maintaining small accounts and subject to state law requirements, a Fund may redeem the accounts of shareholders whose investment has been less than $10,000 for more than 12 months. A Fund will not redeem an account unless the shareholder has been given at least 60 days' advance notice of the Fund's intention to do so. No redemption will be made if a shareholder's account falls below the minimum due to a reduction in the value of the Fund's portfolio securities. This provision does not apply to IRAs, other retirement accounts and UGMA/UTMA accounts.


SIGNATURE GUARANTEES



    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee to accommodate the following requests:


    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.


    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).



    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.


    Circumstances other than those described above may require a signature guarantee. Please contact IMSC at 1-800-777-6472 for more information.


CHOOSING A DISTRIBUTION OPTION


    You have the option of selecting the distribution option that best suits your needs:

    AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains are automatically reinvested at NAV in additional Advisor Class shares of a Fund unless you specify one of the other options.

    INVESTMENT IN ANOTHER IVY FUND -- Both dividends and capital gains are automatically invested at NAV in the Advisor Class shares of another Ivy Fund.

    DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash. Capital gains will be reinvested at NAV in additional Advisor Class shares of a Fund or the Advisor Class shares of another Ivy Fund.

    DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash.

    If you wish to have your cash distributions deposited directly to your bank account via electronic funds transfer, ("EFT") or if you wish to change your distribution option, please contact IMSC at 1-800-777-6472.


    If you wish to have your cash distributions go to an address other than the address of record, you must provide IMSC with a letter of instruction signed by all registered owners with signatures guaranteed.



TAX IDENTIFICATION NUMBER


    In general, to avoid being subject to a 31% U.S. Federal backup withholding tax on dividends, capital gains distributions and redemption proceeds, you must furnish a Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior underreporting of interest and dividends to the IRS. If you fail to provide a certified TIN, or such other tax-related certifications as a Fund may require, within 30 days of opening your new account, each Fund reserves the right to involuntarily redeem your account and send the proceeds to your address of record.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the Account Application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account.

    Certain payees, such as corporations, generally are exempt from backup withholding. Please complete IRS Form W-9 with the new account application to claim this exemption. If the registration is for an UGMA/UTMA account, please provide the social security number of the minor. Alien individuals must furnish their individual TIN on a completed IRS Form W-9. Other non-U.S. investors who are not required to have a TIN must provide, with their Account Application, a completed IRS Form W-8.


CERTIFICATES



    To facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. Should you wish to have a certificate issued, please contact IMSC at 1-800-777-6472 and request that one be sent to you. (Retirement plan accounts are not eligible for this service.) Please note that if you were to lose your certificate, you would incur an expense to replace it.


    Certificates requested by telephone for shares valued up to $50,000 will be issued to the current registration and mailed to the address of record. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, contact IMSC at 1-800-777-6472.


EXCHANGE PRIVILEGE


    Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund (other than Ivy International Fund), or Ivy Money Market Fund, on the basis of the relative NAV per Advisor Class share. Exchanges into an Ivy fund in which shares are not already held are subject to certain minimum investment restrictions. See "Exchange of Shares" in the SAI or contact IMSC at 1-800-777-6472 for further details. The Funds reserve the right to reject any exchange order.


    Exchanges are considered to be taxable events, and may result in a capital gain or a capital loss for tax purposes. Before executing an exchange, you should obtain and read the prospectus and consider the investment objective of the fund to be purchased. Share certificates must be unissued (i.e., held by a Fund) to execute a telephone exchange. Exchanges are available only in states where they can be legally made. The Funds reserve the right to limit the frequency of exchanges. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy fund into which the exchange is made. It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. To protect the interests of other shareholders of a Fund, a Fund may cancel the exchange privileges of any persons that, in the opinion of the Fund, are using market timing strategies or are making more than five exchanges per owner or controlling person per calendar year.

    EXCHANGES BY TELEPHONE: If Section 6D of the Account Application is not completed, telephone exchange privileges will be provided automatically for accounts qualifying for this option. Although telephone exchanges may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or let your registered representative do so on your behalf, you must notify IMSC in writing.


    To execute an exchange, please contact IMSC at 1-800-777-6472. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.


    Each Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    EXCHANGES IN WRITING: In a letter, request an exchange and provide the following information:

    - The name and class of the fund whose shares you currently own.

    - Your account number.

    - The name(s) in which the account is registered.

    - The name of the fund in which you wish your exchange to be invested.

    - The number of shares or the dollar amount you wish to exchange.

    The request must be signed by all registered owners.


SYSTEMATIC WITHDRAWAL PLAN



    You may elect the Systematic Withdrawal Plan at any time by completing the Account Application, which is attached to this Prospectus. You can also obtain this application by contacting your registered representative or IMSC at 1-800-777-6472. To be eligible, you must maintain an account balance of at least $10,000. Payments (minimum distribution amount -- $50) from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee. You may elect to have your systematic withdrawal paid directly to your bank account via EFT, at no charge. Share certificates must be unissued (i.e., held by a Fund) while the plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method. For more information, please contact IMSC at 1-800-777-6472.



    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account. Redemptions are taxable events.



    If payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $250 while the plan is in effect.



    Should you wish at any time to add a Systematic Withdrawal Plan to an existing account or change payee instructions, you will need to submit a written request, signed by all registered owners, with signatures guaranteed.


    Retirement accounts are eligible for Systematic Withdrawal Plans. Please contact IMSC at 1-800-777-6472 to obtain the necessary paperwork to establish a plan.

    If the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason, your redemptions will be discontinued.


AUTOMATIC INVESTMENT METHOD


    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares by completing Sections 6A and 7B of the Account Application. Attach a "voided" check to your account application. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy Fund account. The minimum investment under this plan is $250 per month ($25 per month for retirement plans). There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting IMSC at 1-800-777-6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.


CONSOLIDATED ACCOUNT STATEMENTS


    Shareholders with two or more Ivy fund accounts having the same taxpayer I.D. number will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.


RETIREMENT PLANS


    The Ivy Funds offer several tax-sheltered retirement plans that may fit your needs:

    - Traditional and Roth IRAs

    - 401(k), Money Purchase Pension and Profit Sharing Plans

    - SEP-IRA (Simplified Employee Pension Plan)

    - 403(b)(7) Plan

    - SIMPLE Plans (Individual Retirement Account and 401(k))

    Minimum initial and subsequent investments for retirement plans are $25.

    Investors Bank & Trust, which serves as custodian or trustee under the retirement plan prototypes available from each Fund, charges certain nominal fees for annual maintenance. A portion of these fees is remitted to IMSC as compensation for its services to the retirement plan accounts maintained with each Fund.


    Distributions from retirement plans are subject to certain requirements under the Code. Certain documentation, including IRS Form W4-P, must be provided to IMSC prior to taking any distribution. Please contact IMSC for details. The Ivy Funds and IMSC assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws, and will not be responsible for any penalties assessed. For additional information, please contact your broker, tax adviser or IMSC.


    Please call IMSC at 1-800-777-6472 for complete information kits describing the plans, their benefits, restrictions, provisions and fees.


SHAREHOLDER INQUIRIES


    Inquiries regarding the Funds should be directed to IMSC at 1-800-777-6472.

                              ADVISOR CLASS SHARES
                              ACCOUNT APPLICATION


IVY ASIA PACIFIC FUND                IVY GLOBAL SCIENCE & TECHNOLOGY FUND
IVY CANADA FUND                      IVY INTERNATIONAL FUND II
IVY CHINA REGION FUND                IVY INTERNATIONAL SMALL COMPANIES FUND
IVY DEVELOPING NATIONS FUND          IVY PAN-EUROPE FUND
IVY GLOBAL FUND                      IVY SOUTH AMERICA FUND
------------------------
IVY GLOBAL NATURAL RESOURCES FUND    ACCOUNT
NUMBER

 PLEASE MAIL APPLICATIONS AND CHECKS TO: Ivy Mackenzie Services Corp., P.O. Box
                        3022, Boca Raton, FL 33431-0922.
 (This application should not be used for retirement accounts for which Ivy is custodian.)
- ----------------------------------------------------------------------------


  FUND                                                               101/                          1 / 2
1 / 2
   USE    -------------------          ----------     ----------     ----------     ----------     ----------
----------
  ONLY    Dealer #                     Branch #       Rep #          Acct Type      Soc Cd         Div Cd
CG Cd
-
-----------------------------------------------------------------------------------------------------------------------------

  FUND     0 / 1          0 / X
   USE     ----------     ----------
  ONLY     Exc Cd         Red Cd
- -----------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------
1  REGISTRATION

           [ ] Individual            ------------------------------------------------------------
           [ ] Joint Tenant          Owner, Custodian or Trustee
           [ ] Estate                ------------------------------------------------------------
           [ ] UGMA/UTMA             Co-owner or Minor
           [ ] Corporation           ------------------------------------------------------------
           [ ] Partnership           Minor's State of Residence
           [ ] Sole Proprietor       ------------------------------------------------------------
           [ ] Trust                 Street

            -------------------
            Date of Trust
           [ ] Other
                    -----------

            -------------------
--------------------------------------------------------------------------------------------
                                     City
State                                Zip Code

                                         -          -                                      -           -
                                     ------------------------------
------------------------------
                                     Phone Number -- Day                              Phone Number -- Evening
-
---------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------
2  TAX ID #
                -          -                        or                    -
           ---------------------------                             -------------------------
              Social Security Number                               Tax Identification Number

- ----------------------------------------------------------------------------------------------------------
2          Citizenship:   [ ] U.S.       [ ] Other________________________

           UNDER PENALTIES OF PERJURY, I CERTIFY BY SIGNING IN SECTION 8 BELOW THAT: (1) THE NUMBER SHOWN IN
           THIS SECTION IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN), AND (2) I AM NOT SUBJECT TO BACKUP
           WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM
           SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B)
           THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM (2) IF
           YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
           UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.) PLEASE SEE THE "TAX IDENTIFICATION
           NUMBER" SECTION OF THE PROSPECTUS FOR ADDITIONAL INFORMATION ON COMPLETING THIS SECTION.
-
------------------------------------------------------------------------------

- ---------------------------------------------------------------------------

3 DEALER
  INFORMATION
                  The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of Accumulation.

                  ------------------------------------------------------------
                  Dealer Name

                  ------------------------------------------------------------
                  Branch Office Address

                  ------------------------------------------------------------
                  City                State                Zip
                  Code

                  ------------------------------------------------------------

                  Representative's Name and Number

                  ------------------------------------------------------------

                  Representative's Phone Number

                  ------------------------------------------------------------

                  Authorized Signature of Dealer

- ------------------------------------------------------------------------------


- ----------------------------------------------------------------------------

4  INVESTMENTS

       A.   Enclosed is my check for $ _______________($10,000 minimum) made payable to the appropriate Fund.*
Please invest it
            as follows:

            $ _______________ Ivy Asia Pacific Fund(648)               $ _______________ Ivy Global Science &
Technology Fund(647)
            $ _______________ Ivy Canada Fund(645)                     $ _______________ Ivy International Fund
II(652)
            $ _______________ Ivy China Region Fund(640)               $ _______________ Ivy International Small
Companies Fund(650)
            $ _______________ Ivy Developing Nations Fund(643)         $ _______________ Ivy Pan_Europe Fund(651)
            $ _______________ Ivy Global Fund(646)                     $ _______________ Ivy South America
Fund(642)
            $ _______________ Ivy Global Natural Resources Fund(649)

                *If investing in more than one Fund, make your check payable to "Ivy Funds".

       B.   FOR DEALER USE ONLY
            Confirmed trade orders:
                                                                   ---------------            ----------------
-------------
                                                                   Confirm Number             Number of
Shares     Trade Date

-
---------------------------------------------------------------------------------------------------------------------------------


- ----------------------------------------------------------------------------
5  DISTRIBUTON OPTIONS

       I would like to reinvest dividends and capital gains into additional shares in this account at net asset value unless a different option is checked below.

       A. [ ] Reinvest all dividends and capital gains into additional shares of a different Ivy fund.


       -----------------------------------
       Fund Name

                                             [ ] New Account
       -----------------------------------
       Account Number


       B. [ ] Pay all dividends in cash and reinvest capital gains into additional shares of this Fund or in a different Ivy Fund.

       -----------------------------------
       Fund Name

                                             [ ] New Account
       -----------------------------------
       Account Number

       C. [ ] Pay all dividends and capital gains in cash.

      I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN C OR D ABOVE, BE:

        [ ] Sent to the address listed in the registration.
        [ ] Sent to the special payee listed in Section 7A [ ] (By Mail)
                                                        7B [ ] (By E.F.T.)

- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------
6 OPTIONAL SPECIAL FEATURES
- ----------------------------------------------------------------------------

A. [ ] AUTOMATIC INVESTMENT METHOD (AIM)
     I wish to invest:                        My Bank account will be debted on or about the:
                     [ ] Annually                         _________________ day of the month of __________
                     [ ] Semi-Annually                    _________________ day of the months of __________ and
__________
                     [ ] Quarterly                        _________________ day of the [ ] first month of each
calendar quarter
                                                                                       [ ] second
                                                                                       [ ] third
                     [ ] Monthly
                          [ ] once per month       ________ day of the month*
                          [ ] twice                ________ day of the month*
                          [ ] 3 times              ________ day of the month*
                          [ ] 4 times              ________ day of the month*



     Please invest $ _____________ each period starting in the month of _________ in Advisor Class shares of
_____________________ .
                     Dollar Amount
Month                                    Fund Name

     [ ] I have attached a voided check to ensure my correct bank account will be debited.

B. [ ] SYSTEMATIC WITHDRAWAL PLANS**
     I wish to automatically withdraw funds from my                      I request the distribution be:
     account in Advisor Class shares of __________________________       [ ] Sent to the address listed in the
registration.
                                                Fund Name                [ ] Sent to the special payee listed in
Section 7.
              [ ] Monthly                                                [ ] Invested into additional shares of
the same
                  [ ] Once [ ] Twice [ ] 3 times [ ] 4 times per month       class of a different Ivy fund:
_______________________
              [ ]
Quarterly                                                                                        Fund Name
              [ ] Semi-Annually
              [ ] Annually

------------------------

Account Number

     Amount $ ______________________________, starting on or about the   ________ day of
__________________________
                      Minimum $250                                                                  month
                                                                         ________ day of
__________________________
                                                                                                    month
                                                                         ________ day of
__________________________
                                                                                                    month*

     NOTE: Account minimum: $10,000 in shares at current offering price

C. [ ] FEDERAL FUNDS WIRE FOR REDEMPTION PROCEEDS**
       I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000.
Proceeds may be wire
       transferred to the bank account designated ($1,000 minimum). (COMPLETE SECTION 7B)

D. [ ] TELEPHONIC EXCHANGES** [ ] YES [ ] NO
       I authorize exchanges by telephone among the Ivy family of funds, upon instructions from any person as more fully described
       in the Prospectus. To change this option once established, written instructions must be received from the shareholder of
       record or the current registered representative.

       If neither box is checked, the telephone exchange privilege will be provided automatically.

E. [ ] TELEPHONIC REDEMPTIONS** [ ] YES [ ] NO
       The Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the
       Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to
       be payable to the shareholder of record and mailed to the address of record. To change this option once established,
       written instructions must be received from the shareholder of record or the current registered representative.

       If neither box is checked, the telephone exchange privilege will be provided automatically.

        * There must be a period of at least seven calendar days between each investment/withdrawal period.

       ** This option may not be selected if shares are issued in certificate form.

- ----------------------------------------------------------------------------
7 SPECIAL PAYEE
- ----------------------------------------------------------------------------

     A.   MAILING ADDRESS               B.   FED WIRE / E.F.T. INFORMATION

            Please send all disbursements to this special payee

____________________________________________________________
Financial Institution
___________________________________________________
Name of Bank or Individual
_____________________________
ABA #                           Account #

            ___________________________________________________
            Account Number (if applicable)
____________________________________________________________
Street
___________________________________________________
Street
____________________________________________________________
City/State/Zip
___________________________________________________
City/State/Zip

(Please attach a voided check)


-----------------------------------------------------------------------------
8 SIGNATURES
-----------------------------------------------------------------------------

Investors should be aware that failure to check "No" under Section 6D or 6E above means that the Telephone Exchange/Redemptions Privileges will be provided. The Funds employ reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange Privilege" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in
Section 2.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

___________________________________________________________     ________________
Signature of Owner, Custodian, Trustee or Corporate Officer     Date

___________________________________________________________     ________________
Signature of Joint Owner, Co-Trustee or Corporate Officer       Date

------------------------------------------------------------------------------
                          (Remember to Sign Section 8)

                                   EXHIBIT D

DECEMBER 31, 1997
IVY FUNDS

IVY GLOBAL NATURAL RESOURCES FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432

MARKET COMMENTARY:

         Concerns about world economic growth took a heavy toll on resource-related stocks during the fourth quarter of 1997. According to our research, the speed of decline in commodity prices and related stocks, and the commonality among all sectors is unprecedented in recent history--especially given the record highs in many stock markets around the world. We believe that either the market is correctly forecasting a major world economic slowdown for the coming year, or this decline will be regarded as an overreaction to a slowing of world economic activity.

         In past business cycles, as economic growth continued into the fourth and fifth years, capacity constraints drew down inventories and prices began to rise. Throughout the first half of 1997, this was the observable path. Inventories of metals like zinc and aluminum were on a steep decline, and prices were rising; newsprint and paper were similar. Real estate and labor prices were pushing higher. The US Federal Reserve Board and the Bank of Canada confirmed these developments by raising interest rates. Then came Asia. We believe that if the turmoil in Asia is addressed before it can hop over the oceans, a recession will have been avoided and many resource sectors should rebound strongly.

         According to our research, at current levels, many companies are trading at very attractive absolute and relative valuation levels, based on price-to-cash flow, price-to-net asset value, and price-to-underlying earning power. This is true even of the gold sector, where the Ivy Global Natural Resources Fund's holdings in Normandy Mining Ltd. and Acacia Resources--which have locked in gold prices of $525 and $425, respectively, for the next four to five years--trade at less than five times annual cash flow and at significant discounts to net asset value. We believe these companies earnings can grow for the next several years no matter how low gold drifts.

         The Ivy Global Natural Resources Fund is broadly diversified geographically by the underlying assets of individual companies and maintains a balance between large- and intermediate-size companies. We selectively added some Australian stocks to the Fund, which, according to our research represent better value than some North American and European resource companies. For the twelve months ended December 31, 1997, the Ivy Global Natural Resources Fund was up 6.95%. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)

         Intuitively we believe that buying when things are on sale is the right approach and may result in long-term gains. Our research tells us that low share prices, low commodity prices, low valuations and low investor sentiment are all aligning and should result in meaningful contributions to the performance of Ivy Global Natural Resources Fund.

IVY MANAGEMENT, INC.

   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT
MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy
Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca
Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922
DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy
Mackenzie
     Roy J. Glauber             Keith J. Carlson, President
Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner
Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South
Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton,
FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY GLOBAL NATURAL RESOURCES FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997 the Ivy Global Natural Resources Fund was up 6.95%. This compares favorably to the Morgan Stanley Commodity-Related Index which was down 2.2% for the same period. And while the Fund did outperform the benchmark, it should be noted that typically the Fund will invest in at least three countries around the world, which makes it more susceptible to currency volatility than the benchmark (which is comprised of US-based companies) and which impacted the Fund's performance in 1997. Additionally, Ivy Global Natural Resources Fund has a bias towards smaller, global companies as compared to the Index, which is focused on larger, domestic companies.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (1/97) OF A $10,000
                                   INVESTMENT

                                     CHART

                                    IVY GLOBAL NATURAL RESOURCES FUND
                                       FOR PERIOD ENDING 12/31/97
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
- -----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                              1.28%     6.28%     1.23%     6.23%
                                               C:        C:        C:        C:
 Since Inception        .80%       .73%       5.08%     6.08%     5.02%     6.02%
- -----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Natural Resources Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Morgan Stanley Commodity-Related Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

- -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

      EQUITY SECURITIES -- 104.26%          SHARES       VALUE
     -----------------------------------------

DIAMONDS -- 8.32%
Aber Resources, Ltd.*....................    15,000   $   158,279
De Beers Consolidated Mines Ltd..........     5,000       102,188
SouthernEra Resources Ltd.*..............    30,000       299,786
                                                      -----------
                                                          560,253
                                                      -----------
ENERGY SERVICES -- 4.75%
EVI, Inc.................................     5,000       258,750
Noble Drilling Corporation*..............     2,000        61,250
                                                      -----------
                                                          320,000
                                                      -----------
FOOD/AGRICULTURE -- 2.47%
Potash Corporation of Saskatchewan Inc...     2,000       166,385
                                                      -----------
GAS PRODUCERS -- 10.80%
Elk Point Resources, Inc*................     5,000        26,030
Fletcher Challenge Energy................    25,000        87,668
Paragon Petroleum Corp.*.................    85,000       225,713
Penn West Petroleum Ltd.*................    13,500       145,753
Rio Alto Exploration Ltd*................    18,000       150,941
Snyder Oil Corp..........................     5,000        91,250
                                                      -----------
                                                          727,355
                                                      -----------
INDUSTRIAL -- 4.48%
Cameco Corporation.......................     5,000       162,122
International Uranium Corp...............   200,000       139,761
                                                      -----------
                                                          301,883
                                                      -----------
INTERMEDIATE MINERAL
  PRODUCERS/EXPLORERS -- 13.40%
Geomaque Explorations Ltd.*..............   100,000       177,496
Meridian Gold Inc*.......................    90,000       251,569
Orvana Minerals Corporation*.............   275,000       374,733
Prime Resources Group, Inc...............    15,000        99,579
                                                      -----------
                                                          903,377
                                                      -----------
METALS & MINERALS -- 13.08%
Aluminum Company of America..............     2,700       190,013
Billiton plc*............................    50,000       127,724
Breakwater Resources, Ltd.*..............    60,000       171,905
Freeport-McMoRan Copper & Gold, Inc......     7,500       114,844
LionOre Mining International Ltd*........   100,000       132,773
QNI Limited..............................   199,554       132,623
Rio Tinto Ltd............................     1,000        11,665
                                                      -----------
                                                          881,547
                                                      -----------
OIL PRODUCERS -- 15.08%
Carmanah Resources Ltd*..................    15,000        58,175
Hurricane Hydrocarbons Ltd. -- CL A*.....    31,500       244,336
Pacalta Resources Ltd.*..................    20,000       234,099
Richland Petroleum Corporation -- CL A*..    30,000        89,097
TransGlobe Energy Corp.*.................    55,000        48,125
Vermilion Resources Ltd.*................    45,000       259,431
Windsor Energy Corp*.....................    20,000        83,158
                                                      -----------
                                                        1,016,421
                                                      -----------


            EQUITY SECURITIES               SHARES       VALUE

PAPER & FOREST PRODUCTS -- 11.87%
Alliance Forest Products, Inc.*..........    18,000   $   295,594
Aracruz Celulose S.A.- Sponsored ADR.....    10,000       143,750
Donohue, Inc. Class A....................     3,000        54,402
Sino-Forest Corp. Class A*...............   175,000       305,726
                                                      -----------
                                                          799,472
                                                      -----------
SENIOR PRECIOUS METALS -- 20.01%
Acacia Resources Ltd*....................   350,000       319,267
Ashanti Goldfields Company Ltd...........    15,320       114,900
Getchell Gold Corporation*...............     1,000        24,000
Industrias Penoles S.A...................    50,000       222,655
Normandy Mining Ltd......................   300,000       291,250
Vaal Reefs Exploration & Mining Co. Ltd..    55,000       211,406
Vengold Inc.*............................   181,700       165,064
                                                      -----------
                                                        1,348,542
                                                      -----------
TOTAL INVESTMENTS -- 104.26%
  (Cost -- $8,225,751) (Cost on Federal
  income tax basis -- $8,276,532)........               7,025,235
OTHER ASSETS, LESS
  LIABILITIES -- (4.26%).................                (287,257)
                                                      -----------
NET ASSETS -- 100%.......................             $ 6,737,978
                                                      ===========
ADR - American Depository Receipt
 *  Non-income producing security.
OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation based on cost for Federal income tax purposes is as follows:
    Gross unrealized appreciation..................   $   133,008
    Gross unrealized depreciation..................    (1,384,305)
                                                      -----------
        Net unrealized depreciation................   $(1,251,297)
                                                      ===========
Purchases and sales of investments (excluding short-term obligations) aggregated $19,855,034 and $12,325,413, respectively, for the period ended December 31, 1997.


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997


ASSETS
Investments, at value (identified cost -- $8,225,751).......  $7,025,235
Receivables
  Investments sold..........................................     489,848
  Dividends and interest....................................         371
  Manager for expense reimbursement.........................      15,514
Deferred organization expenses..............................      38,658
Other assets................................................      10,111
                                                              ----------
  Total assets..............................................   7,579,737
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................     118,695
  Management and advisory fees..............................       6,011
  12b-1 service and distribution fees.......................       3,311
  Other payables to related parties.........................       3,921
Due to custodian............................................     696,593
Accrued expenses............................................      13,228
                                                              ----------
  Total liabilities.........................................     841,759
                                                              ----------
NET ASSETS..................................................  $6,737,978
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($3,907,408/433,606 shares outstanding)...................  $     9.01
                                                              ==========
Maximum offering price per share ($9.01 X 100/94.25)*.......  $     9.56
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($2,706,163/300,781 shares outstanding).............  $     9.00
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($124,407/13,819 shares outstanding)................  $     9.00
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $8,313,863
  Accumulated net realized loss on investments..............    (393,892)
  Undistributed net investment income.......................      17,963
  Net unrealized depreciation on investments and foreign
    currency transactions...................................  (1,199,956)
                                                              ----------
NET ASSETS..................................................  $6,737,978
                                                              ==========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME
  Dividends, net of $2,460 foreign taxes withheld...........  $38,168
  Interest..................................................   26,320
                                                            -----------
                                                               64,488
                                                            -----------
EXPENSES
  Management fee............................................  $32,056
  Advisory fee..............................................   32,056
  Transfer agent............................................    9,520
  Administrative services fee...............................    6,411
  Custodian fees............................................   31,301
  Blue Sky fees.............................................    4,134
  Auditing and accounting fees..............................    4,650
  Shareholder reports.......................................      924
  Amortization of organization expenses.....................    7,672
  Fund accounting...........................................   18,506
  Trustees' fees............................................    4,670
  12b-1 service and distribution fees.......................   32,726
  Legal.....................................................   16,189
  Other.....................................................    1,945
                                                              -----------
                                                              202,760
  Expenses reimbursed by manager............................  (50,360)
                                                              -----------
    Net expenses............................................  152,400
                                                              -----------
NET INVESTMENT LOSS.........................................  (87,912)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................  740,820
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........(1,199,956)
                                                              -----------
    Net loss on investment transactions....................   (459,136)
                                                              -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............ $(547,048)
                                                              ===========


                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (87,912)
  Net realized gain on investments and foreign currency
    transactions............................................      740,820
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........   (1,199,956)
                                                              -----------
        Net decrease resulting from operations..............     (547,048)
                                                              -----------
Class A distributions
  In excess of net investment income........................      (91,654)
  From net realized gain....................................     (441,915)
  In excess of net realized gain............................     (125,911)
                                                              -----------
        Total distributions to Class A shareholders.........     (659,480)
                                                              -----------
Class B distributions
  In excess of net investment income........................      (44,832)
  From net realized gain....................................     (287,696)
  In excess of net realized gain............................      (78,348)
                                                              -----------
        Total distributions to Class B shareholders.........     (410,876)
                                                              -----------
Class C distributions
  In excess of net investment income........................       (1,675)
  From net realized gain....................................      (11,209)
  In excess of net realized gain............................       (4,050)
                                                              -----------
        Total distributions to Class C shareholders.........      (16,934)
                                                              -----------
Fund share transactions (Note 4)
  Class A...................................................    4,800,177
  Class B...................................................    3,416,671
  Class C...................................................      155,468
                                                              -----------
    Net increase resulting from Fund share transactions.....    8,372,316
                                                              -----------
NET ASSETS AT END OF PERIOD.................................  $ 6,737,978
                                                              ===========
Undistributed net investment income.........................  $    17,963
                                                              ===========


FINANCIAL HIGHLIGHTS

                                                                  FOR THE YEAR ENDED
                                                                 DECEMBER 31, 1997(A)
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
                  SELECTED PER SHARE DATA                     -------   -------   -------
Net asset value, beginning of period........................  $10.00    $10.00    $ 10.00
                                                              -------   -------   -------
  Income from investment operations
  Net investment loss(b)....................................    (.11)     (.15)      (.17)
  Net realized and unrealized gain on investment
    transactions............................................     .70       .68        .68
                                                              -------   -------   -------
    Total from investment operations........................     .59       .53        .51
                                                              -------   -------   -------
  Less distributions
  In excess of net investment income........................     .22       .17        .15
  From net realized gain....................................    1.08      1.08       1.08
  In excess of net realized gain............................     .28       .28        .28
                                                              -------   -------   -------
    Total distributions.....................................    1.58      1.53       1.51
                                                              -------   -------   -------
Net asset value, end of period..............................  $ 9.01    $ 9.00    $  9.00
                                                              =======   =======   =======
Total return(%)(c)..........................................    6.95      6.28       6.08
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $3,907    $2,706    $   124
Ratio of expenses to average net assets
  With expense reimbursement(%).............................    2.10      2.86       3.08
  Without expense reimbursement(%)..........................    2.88      3.64       3.86
Ratio of net investment loss to average net assets(%)(b)....   (1.10)    (1.86)     (2.08)
Portfolio turnover rate(%)..................................     199       199        199
Average commission rate(d)..................................  $.0190    $.0190    $ .0190

(a)    The Fund commenced operations on January 1, 1997.
(b)    Net investment loss is net of expenses reimbursed by manager.
(c)    Total return does not reflect a sales charge.
(d) This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Natural Resources Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation, Committee of the Board; as of December 31, 1997 there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $29,649. These dividends were subject to foreign withholding tax in the amount of $2,460. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of such foreign taxes paid as either a tax credit or itemized deduction.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), is the Manager of the Fund. For its services, IMI receives a management fee monthly at the annual rate of .50% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the Investment Adviser of the Fund. For its services, MFC receives a fee monthly at the annual rate of .50% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI, a subsidiary of MFC.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $5,287.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $10,462, $21,374 and $890, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $5,933, $3,256 and $331, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for the year ended December 31, 1997, for Class A, Class B and Class C were as follows:

                       CLASS A                          SHARES      AMOUNT
                       -------                         --------   -----------

Sold.................................................   514,551   $ 5,779,987
Issued on reinvestment of distributions..............    35,261       297,604
Repurchased..........................................  (116,206)   (1,277,414)
                                                       --------   -----------
Net increase.........................................   433,606   $ 4,800,177
                                                       ========   ===========

                        CLASS B                          SHARES      AMOUNT
                        -------                          -------   ----------
Sold...................................................  322,291   $3,679,427
Issued on reinvestment of distributions................   15,150      127,716
Repurchased............................................  (36,660)    (390,472)
                                                         -------   ----------
Net increase...........................................  300,781   $3,416,671
                                                         =======   ==========

                        CLASS C                          SHARES      AMOUNT
                        -------                          -------   ----------
Sold...................................................   16,819   $  190,701
Issued on reinvestment of distributions................    1,026        8,660
Repurchased............................................   (4,026)     (43,893)
                                                         -------   ----------
Net increase...........................................   13,819   $  155,468
                                                         =======   ==========

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Natural Resources Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

                                     PART B

                                    IVY FUND



------------------------------------------------------------------------------

                       Statement of Additional Information

                           _____________________, 1999


------------------------------------------------------------------------------



Acquisition  of the Assets of                By and in  Exchange  for Shares of
Ivy Canada Fund (a Series  of Ivy  Fund)     Ivy  Global Natural Resources Fund
Via  Mizner Financial  Plaza                 (a Series of Ivy Fund)
700 South  Federal  Highway                  Via  Mizner Financial Plaza
Boca Raton,  FL 33432                        700 South Federal Highway
                                             Boca Raton, FL 33432

This Statement of Additional Information is available to the Shareholders of Ivy Canada Fund ("Ivy Canada") in connection with a proposed transaction whereby Ivy Global Natural Resources Fund ("Ivy GNR" and collectively with Ivy Canada, the "Funds"), a series of Ivy Fund (the "Trust"), will acquire all or substantially all of the assets of Ivy Canada, a separate series of the Trust, and all of Ivy Canada's liabilities, in exchange for shares of Ivy GNR.

This Statement of Additional Information of the Trust consists of this cover page and the following  documents,  each of which was filed electronically
with   the    Registrant's    Registration    Statement    on   Form   N-14   on
January 8, 1999 and is incorporated by reference herein:

1. The Statement of Additional Information of the Class A, Class B and Class C shares of the Funds dated April 30, 1998;

2. The Statement of Additional Information of the Advisor Class shares of the Funds dated April 30, 1998.

3. Ivy Canada's annual report to shareholders for the fiscal year ended December 31, 1997.

4. Financial statements included in the June 30, 1998 Semi-Annual Report of Ivy Canada;

5. Financial statements included in the June 30, 1998 Semi-Annual Report of Ivy GNR; and

6. Pro forma combining financial statements (unaudited) of the Funds for the fiscal year ended December 31, 1997.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated ______________, 1999 relating to the reorganization of the Ivy Canada may be obtained by writing Ivy Canada at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, FL 33432, or by calling Ivy Mackenzie Distributors, Inc. at (800) 456-5111. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

[INSERT TABLE OF CONTENTS FOR PART B]

[See Item 11 of Form N-14]

                       IVY ASIA PACIFIC FUND
                         IVY CANADA FUND
                      IVY CHINA REGION FUND
                  IVY DEVELOPING NATIONS FUND
                         IVY GLOBAL FUND
                IVY GLOBAL NATURAL RESOURCES FUND
              IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                     IVY INTERNATIONAL FUND
                    IVY INTERNATIONAL FUND II
             IVY INTERNATIONAL SMALL COMPANIES FUND
                       IVY PAN-EUROPE FUND
                     IVY SOUTH AMERICA FUND

                            series of

                            IVY FUND
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432

               STATEMENT OF ADDITIONAL INFORMATION

                         April 30, 1998

_________________________________________________________________

     Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen fully managed portfolios, each of which (except for Ivy South America Fund) is diversified. This Statement of Additional Information ("SAI") describes the Class A, B, C and I shares of the twelve portfolios listed above (collectively, the "Funds," and each, a "Fund").
The other six portfolios of the Trust are described in separate
SAIs.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds dated April 30, 1998 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. The Funds (other than Ivy International Fund) also offer Advisor Class shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                       INVESTMENT MANAGER

                  Ivy Management, Inc. ("IMI")
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432
                    Telephone: (800) 777-6472

                           DISTRIBUTOR

                Ivy Mackenzie Distributors, Inc.
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432
                    Telephone: (800) 456-5111

                       INVESTMENT ADVISER

  (Ivy Canada Fund and Ivy Global Natural Resources Fund only)
                 Mackenzie Financial Corporation
                      150 Bloor Street West
                            Suite 400
                        Toronto, Ontario
                          CANADA M5S3B5
                    Telephone (416) 922-5322



                        TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . .  1

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . 11
     BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS . . . . 11
     BORROWING . . . . . . . . . . . . . . . . . . . . . . . . 11
     COMMERCIAL PAPER. . . . . . . . . . . . . . . . . . . . . 11
     CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . . 12
     DEBT SECURITIES . . . . . . . . . . . . . . . . . . . . . 12
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 12
          U.S. GOVERNMENT SECURITIES . . . . . . . . . . . . . 13
          INVESTMENT-GRADE DEBT SECURITIES . . . . . . . . . . 13
          LOW-RATED DEBT SECURITIES. . . . . . . . . . . . . . 13
          ZERO COUPON BONDS. . . . . . . . . . . . . . . . . . 15
     FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED"
          SECURITIES . . . . . . . . . . . . . . . . . . . . . 15
     FORWARD FOREIGN CURRENCY CONTRACTS. . . . . . . . . . . . 15
     FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . . 16
          DEPOSITORY RECEIPTS. . . . . . . . . . . . . . . . . 17
          EMERGING MARKETS . . . . . . . . . . . . . . . . . . 17
          FOREIGN CURRENCIES . . . . . . . . . . . . . . . . . 18
     CONCENTRATION RISKS . . . . . . . . . . . . . . . . . . . 18
          THE ASIA-PACIFIC REGION. . . . . . . . . . . . . . . 18
          THE CHINA REGION . . . . . . . . . . . . . . . . . . 19
          CANADIAN SECURITIES. . . . . . . . . . . . . . . . . 19
          NATURAL RESOURCES AND PHYSICAL COMMODITIES . . . . . 20
          SOUTH AMERICAN SECURITIES. . . . . . . . . . . . . . 21
     ILLIQUID SECURITIES . . . . . . . . . . . . . . . . . . . 23
     REAL ESTATE INVESTMENT TRUSTS (REITS) . . . . . . . . . . 23
     REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . 24
     SMALL COMPANIES . . . . . . . . . . . . . . . . . . . . . 24
     WARRANTS. . . . . . . . . . . . . . . . . . . . . . . . . 24
     OPTIONS TRANSACTIONS. . . . . . . . . . . . . . . . . . . 24
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 24
          WRITING OPTIONS ON INDIVIDUAL SECURITIES . . . . . . 25
          PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. . . . . 26
          PURCHASING AND WRITING OPTIONS ON SECURITIES
               INDICES . . . . . . . . . . . . . . . . . . . . 26
          RISKS OF OPTIONS TRANSACTIONS. . . . . . . . . . . . 27
     FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . 27
          IN GENERAL.. . . . . . . . . . . . . . . . . . . . . 27
          FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED
               OPTIONS.. . . . . . . . . . . . . . . . . . . . 28
          RISKS ASSOCIATED WITH FUTURES AND RELATED
               OPTIONS.. . . . . . . . . . . . . . . . . . . . 29
     STOCK INDEX FUTURES CONTRACTS . . . . . . . . . . . . . . 30
          RISKS OF SECURITIES INDEX FUTURES. . . . . . . . . . 30
     COMBINED TRANSACTIONS . . . . . . . . . . . . . . . . . . 31

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 31

ADDITIONAL RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 36

ADDITIONAL RIGHTS AND PRIVILEGES . . . . . . . . . . . . . . . 37
     AUTOMATIC INVESTMENT METHOD . . . . . . . . . . . . . . . 38
     EXCHANGE OF SHARES. . . . . . . . . . . . . . . . . . . . 38
          INITIAL SALES CHARGE SHARES. . . . . . . . . . . . . 38
          CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A . . 38
          CLASS B. . . . . . . . . . . . . . . . . . . . . . . 38
          CLASS C. . . . . . . . . . . . . . . . . . . . . . . 39
          CLASS I. . . . . . . . . . . . . . . . . . . . . . . 39
          ALL CLASSES. . . . . . . . . . . . . . . . . . . . . 39
     LETTER OF INTENT. . . . . . . . . . . . . . . . . . . . . 40
     RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . . 40
          INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . 41
          QUALIFIED PLANS. . . . . . . . . . . . . . . . . . . 42
          DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
               CHARITABLE ORGANIZATIONS ("403(B)(7)
               ACCOUNT") . . . . . . . . . . . . . . . . . . . 43
          SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS . . . . . . 43
     REINVESTMENT PRIVILEGE. . . . . . . . . . . . . . . . . . 44
     RIGHTS OF ACCUMULATION. . . . . . . . . . . . . . . . . . 44
     SYSTEMATIC WITHDRAWAL PLAN. . . . . . . . . . . . . . . . 44
     GROUP SYSTEMATIC INVESTMENT PROGRAM . . . . . . . . . . . 45

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 46

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . 48
     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. . . . . . . . . 52

COMPENSATION TABLE . . . . . . . . . . . . . . . . . . . . . . 53

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . 55
     BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES. . . 55
          SUBADVISORY CONTRACT -  IVY INTERNATIONAL FUND . . . 58
     DISTRIBUTION SERVICES . . . . . . . . . . . . . . . . . . 58
          RULE 18F-3 PLAN. . . . . . . . . . . . . . . . . . . 61
          RULE 12B-1 DISTRIBUTION PLANS. . . . . . . . . . . . 61
     CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . 68
     FUND ACCOUNTING SERVICES. . . . . . . . . . . . . . . . . 68
     TRANSFER AGENT AND DIVIDEND PAYING AGENT. . . . . . . . . 69
     ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . 69
     AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . . 69

CAPITALIZATION AND VOTING RIGHTS . . . . . . . . . . . . . . . 70

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . 74

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . 75

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 75

CONVERSION OF CLASS B SHARES . . . . . . . . . . . . . . . . . 76

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 77
     OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD
          CONTRACTS. . . . . . . . . . . . . . . . . . . . . . 77
     CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES. . 78
     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. . . . 79
     DEBT SECURITIES ACQUIRED AT A DISCOUNT. . . . . . . . . . 79
     DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . 80
     DISPOSITION OF SHARES . . . . . . . . . . . . . . . . . . 80
     FOREIGN WITHHOLDING TAXES . . . . . . . . . . . . . . . . 81
     BACKUP WITHHOLDING. . . . . . . . . . . . . . . . . . . . 82

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . 82
     AVERAGE ANNUAL TOTAL RETURN . . . . . . . . . . . . . . . 82
     CUMULATIVE TOTAL RETURN . . . . . . . . . . . . . . . . .100
     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION . .108

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . .109

APPENDIX A
DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . .110

APPENDIX B
SELECTED ECONOMIC AND MARKET DATA FOR
ASIA PACIFIC AND CHINA REGION COUNTRIES. . . . . . . . . . . .113


               INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objective and policies, which are described in the Prospectus under the captions "Investment Objectives and Policies" and "Risk Factors and Investment Techniques." The different types of securities and investment techniques used by the Funds involve varying degrees of risk, and are described more fully under "Risk Factors," below.

          IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this Prospectus are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

     The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix C to the SAI for further information about the economic characteristics of certain Asia-Pacific countries.

     The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Service, Inc. ("Moody's") or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

     As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada,
(ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Advisor),
(iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities,
(v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.

     The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

     For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

     The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies
(a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix B to the SAI for further information about the economic characteristics of certain China Region countries.

     The balance of the Fund's assets ordinarily are invested in
(i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"),
(c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY DEVELOPING NATIONS FUND: The Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies (a) for which the principal securities trading market is an emerging market (as defined above), (b) that each (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or
(c) that are organized under the laws of (and with a principal office in) an emerging market country.

     The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

     For purposes of capital appreciation, the Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

     The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund had 1.05% of its total assets invested in low-rated debt securities.

     The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

     IVY GLOBAL NATURAL RESOURCES FUND: The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

     MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

     For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.

     Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

     IVY INTERNATIONAL FUND II: The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY INTERNATIONAL FUND: Sales of shares of this Fund to new investors have been suspended. See "How to Buy Shares."

     The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets.

     The Fund's subadviser, Northern Cross Investments Limited ("Northern Cross"), invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. Northern Cross seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by Northern Cross to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

     In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

     For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY SOUTH AMERICA FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America; (b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela, which IMI believes are the most developed capital markets in South America. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants
(any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

     The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds. As of December 31, 1997, the Fund held no low-rated debt securities.

     To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limit in such instruments, and (ii) borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).

     The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

                          RISK FACTORS

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, a Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. A Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the particular Fund. A Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

BORROWING

     Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. All borrowings will be repaid before any additional investments are made.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. A Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

CONVERTIBLE SECURITIES

     The convertible securities in which a Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations (see following section). Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

     IN GENERAL. Investing in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility).

Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.
Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

     INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

     LOW-RATED DEBT SECURITIES. Securities rated lower than Baa or BBB and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds) are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

     Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds.
Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security.

     Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     While IMI may refer to ratings issued by established credit rating agencies, it is not IMI's policy to rely exclusively on such ratings, but rather to supplement such ratings with its own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may, to the extent of its investment in low-rated debt securities, be more dependent upon IMI's credit analysis than would be the case if the Funds were investing in higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

     ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends repre-senting such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

     New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

FORWARD FOREIGN CURRENCY CONTRACTS

     A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, a Fund generally will not enter into a forward contract with a term of greater than one year.

     A Fund will hold cash or liquid securities in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

FOREIGN SECURITIES

     A Fund may invest in securities of foreign issuers, including non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs"), Global Depository Shares ("GDSs") and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Funds' domestic investments.

     Although each Fund's Advisor intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

     Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although IMI will endeavor to achieve the most favorable net results on a Fund's portfolio transactions. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to a Fund associated with the foregoing considerations through investment variation and continuous professional management.

     DEPOSITORY RECEIPTS. ADRs, GDRs and similar instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company, evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

     EMERGING MARKETS. Certain Funds could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect a Fund's performance favorably or unfavorably.

     In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of a Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

     Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     FOREIGN CURRENCIES. Investment in foreign securities usually will involve currencies of foreign countries. A Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Funds' Custodian values each Fund's assets daily in terms of U.S. dollars, the Funds generally do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

     Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

   CONCENTRATION RISKS

     THE ASIA-PACIFIC REGION. Certain Asia-Pacific countries in which Ivy Asia Pacific Fund is likely to invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

     Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities issued in the United States or in other developed countries, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

     Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

     The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries.

For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

     Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

     THE CHINA REGION. Investors in Ivy China Region Fund should be aware that many of the China Region countries in which the Fund is likely to invest may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and
(vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Ivy China Region Fund invests and adversely affect the value of its assets.

     China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

     To the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restriction on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. See also "Selected Economic and Market Data for Asia Pacific and China Region Countries" in Appendix B to this SAI.

     CANADIAN SECURITIES. Ivy Canada Fund invests primarily in Canadian securities. The Canadian securities market is among the largest in the world. Equity securities are traded primarily on the country's five independent regional stock exchanges: The Toronto Stock Exchange ("TSE"), the Montreal Exchange ("ME"), the Vancouver Stock Exchange ("VSE"), the Alberta Stock Exchange and the Winnipeg Stock Exchange. The TSE, which is the largest regional exchange, had a total market capitalization of $1190.8 billion as of November 1996 and its 1,304 listed companies had a November 1996 trading volume of 2,610,118,602 shares. A small percentage of Canadian stocks are traded on the unlisted or OTC market. In contrast, almost all debt securities are traded on the OTC. Interlisting is common among the Canadian and U.S. stock exchanges and the OTC markets. In addition, the TSE, the American Stock Exchange and the Midwest Stock Exchange are electronically linked to permit the order routing of interlisted securities on those stock exchanges. The ME and the Boston Stock Exchange are similarly linked. Ivy Canada Fund invests less than 1% of its assets in securities listed solely on the VSE.

     The economy of Canada is strongly influenced by the activities of companies and industries involved in the production and processing of natural resources. The companies may include those involved in the energy industry, industrial materials (chemicals, base metals, timber and paper) and agricultural materials (grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects. Economic prospects are changing due to recent government attempts to reduce restrictions against foreign investment.

     Many factors, including social, environmental and economic conditions, that are not within the control of Canada affect and could have an adverse impact on the financial condition of Canada. IMI is unable to predict what effect, if any, such factors would have on instruments held in a Fund's portfolio.

     Beginning in January of 1989 the U.S. - Canada Free Trade Agreement will be phased in over a period of 10 years. This agreement will remove tariffs on U.S. technology and Canadian agricultural products in addition to removing trade barriers affecting other important sectors of each country's economy. Additionally, the implementation of the North American Free Trade Agreement in January 1994 is expected over time to lead to increased trade and reduced barriers between Canada and the United States.

     Canada is one of the world's leading industrial countries, as well as a major exporter of agricultural products. Canada is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper. Forest covers over 44% of land area, making Canada a leading world producer of newsprint.

     Canada is also a major producer of hydroelectricity, oil and gas. The business activities of companies in the energy field may include the production, generation, transmission, marketing, control or measurement of energy or energy fuels.

     Canadian securities exchanges are self-regulatory agencies that are recognized by the securities administrators of the province in which the exchange is located. The largest, most active Canadian exchange is the TSE, which is a self-regulated agency recognized by the Ontario Securities Commission. Canadian securities regulation differs in certain respects from United States securities regulation. For example, the amount of information available concerning companies that have securities traded on Canadian exchanges and do not have securities traded on an exchange in the United States is generally less than that available concerning companies which have securities traded on United States exchanges. See "Risk Factors and Investment Techniques" in the Prospectus for a discussion of the risks associated with investing in the securities of foreign companies.

     NATURAL RESOURCES AND PHYSICAL COMMODITIES. Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

     Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries.
In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

     Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Ivy Global Natural Resources Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

     SOUTH AMERICAN SECURITIES. Investors in Ivy South America Fund should be aware that investing in the securities of South American issuers may entail risks relating to the potential political and economic instability of certain South American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     The securities markets of South American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many South American securities markets
and limited trading volume in the securities of   South American
issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      Ivy South America Fund invests in securities denominated in currencies of South American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

     Some South American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain South American countries may restrict the free conversion of their currencies into other countries. Further, certain South American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund's net asset value.

     The economies of individual South American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain South American countries have experienced high levels of inflation which can have a debilitating effect on the economy.
Furthermore, certain South American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

     Certain South American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain South American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     Governments of many South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

     Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts
have also been implemented.   South American equity markets can
be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

ILLIQUID SECURITIES

     A Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

     Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

     Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

REAL ESTATE INVESTMENT TRUSTS (REITS)

     A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS

     Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, a Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. A Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by its Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

SMALL COMPANIES

     Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

WARRANTS

     The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

     IN GENERAL. A Fund may engage in transactions in options on securities and stock indices in accordance with its stated investment objective and policies. A Fund may also purchase put options on securities and may purchase and sell (write) put and call options on stock indices. Options on securities and stock indices purchased or written by a Fund will be limited to options traded on national securities exchanges, boards of trade or similar entities, or in the OTC markets.

     A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

     If the writer of an option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date.

     A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Taxation."

     A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and a Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon a Fund's holding period for the option.

     Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by a Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, a Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

     WRITING OPTIONS ON INDIVIDUAL SECURITIES.  A Fund may write
(sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. A Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of a Fund, the Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     A Fund may write covered call options as described in the Fund's Prospectus. A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. A Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

     As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

     PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. A Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by a Fund for leveraging purposes.

     A Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, a Fund would sell the underlying security for the exercise price either upon exercise of the call option it has written or by exercising the put option it holds.
A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

     PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. A Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Options on indices are similar to options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

     When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain special risks. During the option period, the covered call writer, in return for the premium on the option, has given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists.

There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.

In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

     A Fund's options activities may impact the level of its portfolio turnover and brokerage commissions. See "Portfolio
Turnover."

     A Fund's success in using options techniques depends, among other things, on the Advisor's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, time and duration of options.

FUTURES CONTRACTS

     IN GENERAL. A Fund may enter into futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) in a segregated account a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations. When purchasing a futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract.

     When selling a futures contact, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract.

     A Fund will only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.

     FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

     An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency (i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies).
A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Fund will only enter into currency futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

     RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

     Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

STOCK INDEX FUTURES CONTRACTS

     A Fund may enter into stock (or "securities") index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. A Fund will not engage in transactions in futures contracts for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase.

     An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, a Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

     RISKS OF SECURITIES INDEX FUTURES. A Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

     A Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Insofar as such securities do not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the hedging instrument.

     Although a Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

     Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     A Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

     When purchasing an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

     When selling an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets with the Fund's Custodian in a segregated account).

COMBINED TRANSACTIONS

     A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                     INVESTMENT RESTRICTIONS

     A Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to that Fund without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of that Fund. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund may not:

     (i) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

     (ii) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

   Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund may not:

     (i) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     Further, as a matter of fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy International Fund II,
Ivy International Fund, Ivy South America Fund and Ivy Developing
Nations Fund may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund, Ivy South America Fund and Ivy Developing
Nations Fund may not:

     (i)  purchase securities on margin.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II, Ivy International Fund, Ivy South America
Fund and Ivy Developing Nations Fund may not:

     (i) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Global Natural
Resources Fund, Ivy International Fund II, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

     (ii) Make loans, except this restriction shall not prohibit
          (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or, with respect to Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund, (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees.

Further, as a matter of fundamental policy, Ivy Canada Fund, Ivy
Global Fund, Ivy Global Natural Resources Fund, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Make investments in securities for the purpose of exercising control over or management of the issuer; or

     (ii) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws.

Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe may not:

     (i) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy International Fund II, Ivy International
Fund, Ivy South America Fund and Ivy Developing Nations Fund may not:

     (i) purchase or sell real estate or commodities and commodity contracts.

     Each of Ivy China Region Fund, Ivy International Fund II, Ivy International Fund, Ivy South America Fund and Ivy Developing Nations Fund will continue to interpret fundamental investment restriction (i) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy International Fund, Ivy South America Fund and Ivy Developing Nations Fund may not:

     (i)  sell securities short.

     Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy South America Fund and Ivy Developing Nations Fund may not:

     (i) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned).

   Further, as a matter of fundamental policy, each of Ivy South
America Fund and Ivy Developing Nations Fund may not:

     (i) borrow money, except for temporary or emergency purposes; provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, each of Ivy China
Region Fund and Ivy International Fund may not:

     (i) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

Further, as a matter of fundamental policy, Ivy Canada Fund and Ivy Global Fund may not:

     (i) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager (in the case of Ivy Global Fund) or the investment adviser, Mackenzie Financial Corporation (the "Investment Adviser") (in the case of Ivy Canada Fund) for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

     (ii) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

     (iii) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

     (iv) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

     (v) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing.

Further, as a matter of fundamental policy, Ivy Canada Fund may not:

     (i) Write or buy puts, calls, straddles or spreads; invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, and (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus.

Further, as a matter of fundamental policy, Ivy Global Fund may not:

     (i) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in
          Section 12(d)(1) of the Investment Company Act of 1940
          (the "1940 Act").

Further, as a matter of fundamental policy, Ivy Global Science &
Technology Fund may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities, except for its own capital stock, and except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws;

     (ii) purchase or sell real estate or commodities and commodity contracts; provided, however, that the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein, and except that, subject to the policies and restrictions set forth in the Prospectus and elsewhere in this SAI,
          (i) the Fund may enter into futures contracts, and options thereon, and (ii) the Fund may enter into forward foreign currency contracts and currency futures contracts, and options thereon; or

     (iii)     sell securities short, except for short sales
               "against the box."

Further, as a matter of fundamental policy, Ivy International
Fund II and Ivy International Fund may not:

     (i) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

     (ii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

     Further, as a matter of fundamental policy, Ivy
International Fund may not:

     (i) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets.

     Under the 1940 Act, a Fund is permitted, subject to each Fund's investment restrictions, to borrow money only from banks.
The Trust has no current intention of borrowing amounts in excess of 5% of each of the Fund's assets.

                     ADDITIONAL RESTRICTIONS

     Unless otherwise indicated, each Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund may not:

     (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid.

Further, as a matter of non-fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy Global Science &
Technology Fund, Ivy International Fund II, Ivy International
Fund, Ivy South America Fund and Ivy Developing Nations Fund may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs.

   Further, as a matter of non-fundamental policy, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund may not:

     (i) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder.

   Further, as a matter of non-fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II, Ivy International Fund, Ivy South America
Fund and Ivy Developing Nations Fund may not:

     (i) invest in companies for the purpose of exercising control of management; or

     (ii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges.

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy Global Natural Resources Fund,
Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs).

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy International Small Companies
Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell real estate limited partnership interests.

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Fund II, Ivy International Small Companies Fund and
Ivy Pan-Europe Fund may not:

     (i) sell securities short, except for short sales "against the box."

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account.

   Further, as a matter of non-fundamental policy, Ivy South
America Fund may not:

     (i) purchase or retain securities of an issuer if, with respect to 75% of the Fund's total assets, such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition, pursuant to the requirements of the 1940 Act, Ivy International Fund, may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer.

     Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the particular Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

                ADDITIONAL RIGHTS AND PRIVILEGES

     The Trust offers and (except as noted below) bears the cost of providing to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

     Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by Ivy Mackenzie Distributors, Inc. ("IMDI"). These funds are:
Ivy Growth Fund, Ivy Growth with Income Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund, Ivy Bond Fund and Ivy Money Market Fund (the other six series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

     Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors. Shares of Ivy International Fund are available for purchase only by existing shareholders of Ivy International Fund. Once a shareholder's account has been liquidated, the shareholder may not invest in Ivy International Fund at a later date.

AUTOMATIC INVESTMENT METHOD

     The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

     As described in the Prospectus, shareholders of each Fund have an exchange privilege with certain other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of each Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

     INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

     CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new
Class A shares.

     For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

     CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

     Class B shares of a Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.



     For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new
Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.



     The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy High Yield Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund:

                                    CONTINGENT DEFERRED SALES
                                   CHARGE AS A PERCENTAGE OF
                                   DOLLAR AMOUNT SUBJECT TO
     YEAR SINCE PURCHASE           CHARGE

     First                                   5%
     Second                                  4%
     Third                                   3%
     Fourth                                  3%
     Fifth                                   2%
     Sixth                                   1%
     Seventh and thereafter                  0%

     CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1% if redeemed within one year of the date of purchase.)/

     CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per Class I share.

     ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I shares of Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II and Ivy International Small Companies Fund (generally referred to herein as the "Class I Funds"), and $250,000 in the case of Ivy High Yield Fund and Ivy Bond Fund). No exchange out of the Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000 ($250,000 in the case of Class I shares of the Fund).

     Each exchange will be made on the basis of the relative net asset values per share of each fund of Ivy Fund next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

     An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

     Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Canada Fund, Ivy South America Fund, Ivy International Fund, Ivy International Fund II, Ivy Pan-Europe Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund, Ivy International Small Companies Fund, Ivy Developing Nations Fund and Ivy Bond Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquida-tion of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

     Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single plan account, and shares held in such an account may be exchanged among the funds of Ivy Fund in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

     The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

     Retirement Plan New Account Fee           no fee
     Retirement Plan Annual Maintenance Fee    $10.00 per account

For shareholders whose retirement accounts are diversified across several funds of Ivy Fund, the annual maintenance fee will be limited to not more than $20.

     The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

     INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Trust may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

     An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

     In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

     An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on
(i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

     Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated benefi-ciary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distribu-tions will result in the imposition of a 50% non-deductible penalty tax. Extremely large distributions in any one year (other than 1997, 1998 or 1999) from an IRA (or from an IRA and other retirement plans) may also result in a penalty tax.

     ROTH IRAS: Shares of the Trust also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

     A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

     An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

     No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and education expenses.

     An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

     QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more of the funds of Ivy Fund through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

     In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

     A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

     Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees.
Similar contribution and deduction rules apply to corporate employers.

     Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
(5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(6) rolls over the distribution.

     The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

     DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

     Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled;
(3) uses the withdrawal to pay tax-deductible medical expenses;
(4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

     SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year. Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

REINVESTMENT PRIVILEGE

     Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

     Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

     A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of a Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code). Rights of Accumulation is also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy High Yield Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund, Ivy International Fund II and Ivy Pan-Europe Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund, Ivy International Fund II, Ivy Pan-Europe Fund; or $100,000 or more for Ivy Bond Fund or Ivy High Yield Fund.

     At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder (except shareholders with accounts in Class I of the Class I Funds) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

     A redemption under a Withdrawal Plan is a taxable event.
Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

     Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

     An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC.

If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal
Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

     Shares may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code.

The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

     With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

     Class A shares of a Fund are made available to Merrill Lynch
Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

     (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

     (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping
     Service Agreement.

     Alternatively, Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through
(iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of a Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                      BROKERAGE ALLOCATION

     Subject to the overall supervision of the President and the Board, IMI (or MFC with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) places orders for the purchase and sale of each Fund's portfolio securities. With respect to Ivy International Fund, Northern Cross also places orders for the purchase and sale of the Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions, and, therefore, brokerage commissions are usually not required to be paid by the particular Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) attempts to deal directly with the principal market makers, except in those circumstances where IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) believes that a better price and execution are available elsewhere.

     IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International
Fund) in servicing all of its accounts. In addition, not all of these services may be used by IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) in connection with the services it provides to a particular Fund or the Trust. IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) will not, however, execute brokerage transactions other than at the best price and execution.

     With respect to Ivy International Fund, when a security proposed to be purchased or sold for the Fund is also to be purchased or sold at the same time for other accounts managed by the Subadviser, purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

     During the fiscal year ended December 31, 1995, 1996 and 1997, Ivy International Fund paid brokerage commissions of $715,524, $1,709,643 and $2,987,187, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid brokerage commissions of $79,464,
$102,121 and $130,955, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid brokerage commissions of
$70,459, $62,812 and $70,846, respectively.

     During the fiscal years ended December 31, 1995, 1996, and 1997 Ivy Global Fund paid brokerage commissions of $96,124,
$90,904 and $123,985, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid brokerage commissions of
$17,184, $15,756 and $17,213, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Developing Nations Fund paid brokerage commissions of and $15,236, $95,606 and $181,553, respectively.

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996 Ivy Global Science & Technology Fund paid brokerage commissions of $37,065. During the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid brokerage commissions of $99,546.

     During the fiscal year ended December 31, 1997, Ivy Asia
Pacific Fund paid brokerage commissions of $18,500.

     During the fiscal year ended December 31, 1997, Ivy Global
Natural Resources Fund paid brokerage commissions of $133,788.

     During the fiscal year ended December 31, 1997, Ivy
International Small Companies Fund paid brokerage commissions of $17,540.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II paid brokerage commissions of $1,080.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy Pan-Europe Fund paid brokerage commissions of $406,191.

     Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each of these Funds will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI (and the Subadviser for Ivy International Fund) deems to be a desirable investment for each the Fund. While no minimum has been established, it is expected that each the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may discontinue accepting securities as payment for the Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


                      TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                         POSITION
                         WITH THE    BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE       TRUST       AND PRINCIPAL OCCUPATIONS

   John S. Anderegg, Jr. Trustee     Chairman, Dynamics Research
60 Concord Street                    Corp. (instruments and
Wilmington, MA  01887                controls); Director, Burr-
Age: 74                              Brown Corp. (operational
                                     amplifiers); Director,
                                     Metritage Incorporated
                                     (level measuring
                                     instruments); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Paul H. Broyhill         Trustee     Chairman, BMC Fund, Inc.
800 Hickory Blvd.                    (1983-present); Chairman,
Golfview Park-Box 500                Broyhill Family Foundation,
Lenoir, NC 28645                     Inc. (1983-Present);
Age:  74                             Chairman and President,
                                     Broyhill Investments, Inc.
                                     (1983-present); Chairman,
                                     Broyhill Timber Resources
                                     (1983-present); Management
                                     of a personal portfolio of
                                     fixed-income and equity
                                     investments (1983-present);
                                     Trustee of Mackenzie Series
                                     Trust (1988-1998); Director
                                     of The Mackenzie Funds Inc.
                                     (1988-1995).

Stanley Channick         Trustee     President and Chief
11 Bala Avenue                       Executive Officer, The
Bala Cynwyd, PA 19004                Whitestone Corporation
Age:  75                             (insurance agency);
                                     Chairman, Scott Management
                                     Company (administrative
                                     services for insurance
                                     companies); President, The
                                     Channick Group (consultants
                                     to insurance companies and
                                     national trade
                                     associations); Trustee of
                                     Mackenzie Series Trust
                                     (1994-1998);Director of The
                                     Mackenzie Funds Inc. (1994-
                                     1995).

Frank W. DeFriece, Jr.   Trustee     Director, Manager and Vice
The Landmark Centre                  President, Director and
113 Landmark Lane,                   Fund Manager, Massengill-
Suite B                              DeFriece Foundation
Bristol, TN  37620-2285              (charitable organization)
Age: 77                              (1950-present); Trustee and
                                     Vice Chairman, East
                                     Tennessee Public
                                     Communications Corp. (WSJK-
                                     TV) (1984-present); Trustee
                                     of Mackenzie Series Trust
                                     (1985-1998);Director of The
                                     Mackenzie Funds Inc. (1987-
                                     1995).

Roy J. Glauber           Trustee     Mallinckrodt Professor of
Lyman Laboratory                     Physics, Harvard
of Physics                           University (1974-present);
Harvard University                   Trustee of Mackenzie Series
Cambridge, MA 02138                  Trust (1994-1997).
Age: 72

Michael G. Landry        Trustee     President, Chief Executive
700 South Federal Hwy.   and         Officer and Director of
Suite 300                Chairman    Mackenzie Investment
Boca Raton, FL  33432                Management Inc. (1987-
Age: 51                              present); President,
[*Deemed to be an                    Director and Chairman of
"interested person"                  Ivy Management Inc. (1992-
of the Trust, as                     present); Chairman and
defined under the                    Director of Ivy Mackenzie
1940 Act.]                           Services Corp.(1993-
                                     present); Chairman and
                                     Director of Ivy   Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Director and
                                     President of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994);  Director and
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Trustee of Mackenzie Series
                                     Trust (1987-1998);
                                     President of Mackenzie
                                     Series Trust (1987-1996);
                                     Chairman of Mackenzie
                                     Series Trust (1996-1998).

Joseph G. Rosenthal      Trustee     Chartered Accountant
110 Jardin Drive                     (1958-present); Trustee of
Unit #12                             Mackenzie Series Trust
Concord, Ontario Canada              (1985-1998); Director of
L4K 2T7                              The Mackenzie Funds Inc.
Age: 63                              (1987-1995).

Richard N. Silverman     Trustee     Director, Newton-Wellesley
18 Bonnybrook Road                   Hospital; Director, Beth
Waban, MA  02168                     Israel Hospital; Director,
Age: 74                              Boston Ballet; Director,
                                     Boston Children's Museum;
                                     Director, Brimmer and May
                                     School.

J. Brendan Swan          Trustee     President, Airspray
4701 North Federal Hwy.              International, Inc.;
Suite 465                            Joint Managing Director,
Pompano Beach, FL  33064             Airspray International
Age: 67                              B.V. (an environmentally
                                     sensitive packaging
                                     company); Director of
                                     Polyglass LTD.; Director,
                                     The Mackenzie Funds Inc.
                                     (1992-1995); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Keith J. Carlson         Trustee     Senior Vice President of
700 South Federal Hwy.   and         Mackenzie Investment
Suite 300                President   Management, Inc. (1996
Boca Raton, FL 33432                 -present); Senior Vice
Age: 41                              President and Director of
[*Deemed to be an                    Mackenzie Investment
"interested person"                  Management, Inc. (1994
of the Trust, as                     -1996); Senior Vice
defined under the                    President and Treasurer of
1940 Act.]                           Mackenzie Investment
                                     Management, Inc. (1989-
                                     1994); Senior Vice
                                     President and Director of
                                     Ivy Management Inc. (1994-
                                     present); Senior Vice
                                     President, Treasurer and
                                     Director of Ivy Management
                                     Inc. (1992-1994); Vice
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Senior Vice President and
                                     Director, Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1993-1996);
                                     Trustee and President of
                                     Mackenzie Series Trust
                                     (1996-1998); Vice President
                                     of Mackenzie Series Trust
                                     (1994-1998); Treasurer of
                                     Mackenzie Series Trust
                                     (1985-1994); President,
                                     Chief Executive Officer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Executive Vice
                                     President and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1993-1994); Trustee
                                     of Mackenzie Series Trust
                                     (1996-1998).

C. William Ferris        Secretary/  Senior Vice President,
700 South Federal Hwy.   Treasurer   Chief Financial Officer
Suite 300                            and Secretary/Treasurer
Boca Raton, FL  33432                of Mackenzie Investment
Age: 53                              Management Inc. (1995-
                                     present); Senior Vice
                                     President, Finance and
                                     Administration/Compliance
                                     Officer of Mackenzie
                                     Investment Management Inc.
                                     (1989-1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Clerk of Ivy
                                     Management Inc. (1994-
                                     present); Vice President,
                                     Finance/Administration and
                                     Compliance Officer of Ivy
                                     Management Inc. (1992-
                                     1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1994-present);
                                     Secretary/Treasurer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Services
                                     Corp. (1993-1996);
                                     Secretary/Treasurer of The
                                     Mackenzie Funds Inc. (1993-
                                     1995); Secretary/Treasurer
                                     of Mackenzie Series Trust
                                     (1994-1998).

James W. Broadfoot       Vice        Executive Vice President,
700 South Federal Hwy.   President   Ivy Management Inc. (1996-
Suite 300                            present); Senior Vice
Boca Raton, FL  33432                President, Ivy Management,
Age: 56                              Inc. (1992-1996); Director
                                     and Senior Vice President,
                                     Mackenzie Investment
                                     Management Inc. (1995-
                                     present); Senior Vice
                                     President, Mackenzie
                                     Investment Management Inc.
                                     (1990-1995).


     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics. The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                       COMPENSATION TABLE
                            IVY FUND
              (FISCAL YEAR ENDED DECEMBER 31, 1997)

                                                       TOTAL
                            PENSION OR                 COMPENSA-
                            RETIREMENT                 TION FROM
                            BENEFITS    ESTIMATED      TRUST AND
                 AGGREGATE  ACCRUED AS  ANNUAL         FUND COM-
                 COMPENSA-  PART OF     BENEFITS       PLEX PAID
NAME,            TION       FUND        UPON           TO
POSITION         FROM TRUST EXPENSES    RETIREMENT
TRUSTEES[*]

John S.          $13,722    N/A         N/A            $15,000
 Anderegg, Jr.
(Trustee)

Paul H.          $13,722    N/A         N/A            $15,000
 Broyhill
(Trustee)

Keith J.         $0         N/A         N/A            $0
 Carlson
(Trustee and
 President)

Stanley          $13,722    N/A         N/A            $15,000
  Channick
(Trustee)

Frank W.         $13,722    N/A         N/A            $15,000
 DeFriece, Jr.
(Trustee)

Roy J.           $13,722    N/A         N/A            $15,000
 Glauber
(Trustee)

Michael G.       $0         N/A         N/A            $0
 Landry
(Trustee and
 Chairman of
 the Board)

Joseph G.        $13,722    N/A         N/A            $15,000
 Rosenthal
(Trustee)

Richard N.       $13,722    N/A         N/A            $15,000
 Silverman
(Trustee)

J. Brendan       $13,722    N/A         N/A            $15,000
 Swan
 (Trustee)

C. William       $0         N/A         N/A            $0
 Ferris
 (Secretary/Treasurer)

[*] During the year ended December 31, 1997, the fund complex consisted of the Trust, which had 17 funds at year end, and Mackenzie Series Trust, an open-end, management investment company comprised of 4 funds that were reorganized into series of unaffiliated investment companies on September 5, 1997.

     As of April 27, 1998, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of the Funds and of the other six Ivy funds that are series of the Trust but that are not described in this SAI, except that the Officers and Trustees of the Trust as a group owned 2.838% and 2.348%, respectively, of Ivy Asia Pacific Fund Class A shares and Ivy Global Natural Resources Fund Class A shares as of that date.

                     INVESTMENT ADVISORY AND OTHER SERVICES

              BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     IMI provides business management and investment advisory services to each Fund (other than Ivy Canada Fund and Ivy Global Natural Resources Fund) pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI provides business management services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to a Business Management Agreement (the "Management Agreement"). The Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved (i) by the sole shareholder of Ivy China Region Fund on October 23, 1993, (ii) by the shareholders of Ivy International Fund on December 30, 1991,
(iii) by the sole shareholder of each of Ivy South America Fund and Ivy Developing Nations Fund on October 28, 1994, (iv) by the sole shareholder of each of Ivy Global Fund and Ivy Canada Fund on January 27, 1995, (v) by the sole shareholder of Ivy Global Science & Technology Fund on July 16, 1996, (vi) by the sole shareholder of each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund on December 13, 1996, and (vii) by the sole shareholder of each of Ivy International Fund II and Ivy Pan-Europe Fund on April 30, 1997. Prior to shareholder approval, the Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved by the Board (including a majority of the Trustees who are neither "interested persons," as defined in the 1940 Act, of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees")) (i) on August 23, 1993 with respect to Ivy China Region Fund, (ii) on October 28, 1991 with respect to Ivy International Fund, (iii) on September 17, 1994 with respect to Ivy South America Fund and Ivy Developing Nations Fund, (iv) on September 29, 1994 with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, (v) on June 8, 1996 with respect to Ivy Global Science & Technology Fund, (vi) on December 7, 1996 with respect to each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, (vii) on February 8, 1997 with respect to Ivy Pan-Europe Fund, and (viii) on April 29, 1997 with respect to Ivy International Fund II.

     Until January 31, 1995 MIMI served as the manager and investment adviser to Ivy Global Fund and as manager to Ivy Canada Fund, which were then series of The Mackenzie Funds Inc. (the "Company"). On January 31, 1995, MIMI's interest in the Agreement (in the case of Ivy Global Fund) and in the Management Agreement (in the case of Ivy Canada Fund) was assigned by MIMI to IMI, which is a wholly owned subsidiary of MIMI. The provisions of the Agreement and the Management Agreement remain unchanged by IMI's succession to MIMI thereunder. MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the TSE. MIMI is a subsidiary of MFC, 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and registered in Ontario as a mutual fund dealer whose shares are listed for trading on the TSE. MFC provides investment advisory services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to an Investment Advisory Agreement (the "MFC Agreement"). The MFC Agreement was approved (i) by the sole shareholder of Ivy Canada Fund on January 27, 1995 and (ii) by the sole shareholder of Ivy Global Natural Resources Fund on December 13, 1996. Prior to shareholder approval, the MFC Agreement was approved by the Board (including a majority of Independent Trustees) (i) on September 29, 1994 with respect to Ivy Canada Fund and (ii) on December 7, 1996 with respect to Ivy Global Natural Resources Fund.

     IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act: Ivy Growth Fund, Ivy US Emerging Growth Fund, Ivy Growth with Income Fund, Ivy Bond Fund, Ivy High Yield Fund and Ivy Money Market Fund.

     The Agreement obligates IMI to make investments for the accounts of each Fund (except Ivy Canada Fund and Ivy Global Natural Resources Fund) in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by these Funds and places orders with brokers or dealers who deal in such securities. The Advisory Agreement obligates MFC to make investments for the account of each of Ivy Canada Fund and Ivy Global Natural Resources Fund, in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, the 1940 Act and the provisions of the Code, relating to regulated investment companies, subject to policy decisions adopted by the Board. MFC also determines the securities to be purchased or sold by each of Ivy Canada Fund and Ivy Global Natural Resources Fund and places orders with brokers or dealers who deal in such securities.

     Under the Agreement (the Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to that Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the particular Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the particular Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies. Pursuant to the Management Agreement, IMI is also responsible for reviewing the activities of MFC to insure that each of Ivy Canada Fund and Ivy Global Natural Resources Fund is operated in compliance with each such Fund's investment objectives and policies and with the 1940 Act.

     Ivy Global Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the first $500 million of its average net assets, reduced to 0.75% on average net assets over $500 million.

Each of the other Funds (except Ivy Canada Fund and Ivy Global Natural Resources Fund) pays IMI a monthly fee for providing business management and investment advisory serves at an annual rate of 1.00% of each of the Fund's average net assets. Ivy Canada Fund and Ivy Global Natural Resources Fund each pays IMI a monthly fee for providing business management services at an annual rate of 0.50% of each such Fund's average net assets.

     For advisory services, Ivy Canada Fund and Ivy Global Natural Resources Fund each pays MFC a monthly fee at an annual rate of 0.35% and 0.50%, respectively, of the average net assets of each such Fund. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid MFC fees of $67,229, $65,289 and $53,306, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid IMI $200,605, $233,804 and
$277,601 respectively (of which IMI reimbursed $106,085, $65,675 and $18,377, respectively, pursuant to voluntary expense limitations).

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMI received fees of $96,041, $93,270 and $76,152, respectively, from Ivy Canada Fund (of which IMI reimbursed $63,466, $0 and $0, respectively, pursuant to required expense limitations) and $239,963, $301,433 and $383,981, respectively, from Ivy Global Fund (of which IMI reimbursed $62,242, $0 and $0 pursuant to voluntary expense limitations).

     For the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy International Fund paid IMI fees of $3,948,456, $9,157,858 and $22,898,279, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid IMI fees of $95,380, $42,550 and $94,278, respectively (of which IMI reimbursed $93,340, $0 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $2,040, $99,630 and $68,548, respectively, pursuant to voluntary expense limitations) and Ivy Developing Nations Fund paid IMI fees of $91,226, $109,125 and $284,290, respectively (of which IMI reimbursed $87,348, $0 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $3,878, $67,600 and $22,860, respectively, pursuant to voluntary expense limitations).

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended
December 31, 1997, Ivy Global Science & Technology Fund paid IMI fees of $20,965 and $229,616, respectively (of which IMI reimbursed $14,813 and $0, respectively, pursuant to voluntary expense limitations).

     During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid IMI fees of $10,473, $32,056 and $28,799, respectively (of which IMI Reimbursed $10,473, $25,180 and $28,799, respectively, pursuant to voluntary expense limitations.) During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II and Ivy Pan-Europe Fund paid IMI fees of $413,862 and $1,974, respectively (of which IMI reimbursed $123,177 and $1,974, respectively, pursuant to voluntary expense limitations).

     Under the Agreement (or the Management Agreement and the Advisory Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), the Trust pays the following expenses:
(1) the fees and expenses of the Trust's Independent Trustees;
(2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses;
(4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

     IMI currently limits each Fund's (with the exception of Ivy Canada Fund and Ivy International Fund) total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% (1.50% in the case of Ivy International Fund II) of the Fund's average net assets, which may lower that Fund's expenses and increase its yield. Each Fund's expense limitation may be terminated or revised at any time, at which time its expenses may increase and its yield may be reduced.

     On September 13, 1997, the Board (including a majority of the Independent Trustees) (i) approved the continuance of the Agreement with respect to Ivy China Region Fund, Ivy Global Fund, Ivy International Fund, Ivy Latins America Strategy Fund and Ivy Developing Nations Fund and (ii) approved the continuance of the Management Agreement for Ivy Canada Fund. The initial term of the Agreement (or the Management Agreement with respect to Ivy Global Natural Resources Fund) between IMI and each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which commenced on January 1, 1997, will run for a period of two years from the date of commencement. The initial term of the Agreement between IMI and each of Ivy International Fund II and Ivy Pan-Europe Fund, which commenced on May 13, 1997, will run for a period of two years from the date of commencement. Each Agreement (or Management Agreement, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) will continue in effect with respect to each Fund from year to year, or for more than the initial period, as the case may be, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the particular Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreements (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the particular Fund. See "Capitalization and Voting Rights."

     Each Agreement (or Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) may be terminated with respect to a particular Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

     SUBADVISORY CONTRACT - IVY INTERNATIONAL FUND. The Trust and IMI, on behalf of Ivy International Fund, have entered into a subadvisory contract with an independent investment adviser (the "Subadvisory Contract") under which the subadviser develops, recommends and implements an investment program and strategy for the Fund's portfolio and is responsible for making all portfolio security and brokerage decisions, subject to the supervision of IMI and, ultimately, the Board. Fees payable under the Subadvisory Contract accrue daily and are paid quarterly by IMI. Effective April 1, 1993, Northern Cross serves as subadviser for Ivy International Fund's portfolio pursuant to the Subadvisory Contract. As compensation for its services, Northern Cross is paid a fee by IMI at the annual rate of 0.60% of Ivy International Fund's average net assets. As compensation for advisory services rendered for the fiscal years ended
December 31, 1995, 1996 and 1997, IMI paid Northern Cross $2,369,074, $5,494,715 and $13,738,967, respectively. Northern
Cross, wholly-owned and operated by Hakan Castegren, is the successor to the investment advisory functions of Boston Overseas Investors, Inc. ("BOI"), which also was wholly-owned and operated by Hakan Castegren. Boston Investor Services, Inc., the successor to the administrative and research functions of BOI, provides administrative and research services to Northern
Cross.

     Any amendment to the current Subadvisory Contract requires approval by votes of (a) a majority of the outstanding voting securities of Ivy International Fund affected thereby and (b) a majority of the Trustees who are not interested persons of the Trust or of any other party to such Contract. The Subadvisory Contract terminates automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Agreement. Also, the Subadvisory Contract may be terminated by not more than 60 days' nor less than 30 days' written notice by either the Trust or IMI or upon not less than 120 days' notice by the Subadviser. The Subadvisory Contract provides that IMI or the Subadviser shall not be liable to the Trust, to any shareholder of the Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Subadvisory Contract will continue in effect (subject to provisions for earlier termination as described above) only if such continuance is approved at least annually (a) by a majority of the Trustees who are not interested persons of the Trust or of any other party to the Contract and (b) by either (i) a majority of all of the Trustees of the Trust or (ii) a vote of a majority of the outstanding voting securities of any Fund affected thereby. On September 13, 1997, the Board, including a majority of the Independent Trustees, last approved the continuance of the Subadvisory Contract.

DISTRIBUTION SERVICES

     IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated October 23, 1991, as amended from time to time (the "Distribution Agreement"). The Distribution Agreement was last approved by the Board on September 13, 1997. IMDI distributes shares of the Funds through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Funds on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

     Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Funds' then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares in accordance with, and in the manner set forth in, the Prospectus.

     Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares [FN][Shares of Ivy Canada Fund outstanding as of March 31, 1994 were designated Class A shares of the Fund.] of Ivy Canada Fund $45,959, $85,131 and $38,002, respectively, in sales commissions, of which $7,824, $12,272 and $5,470, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $2,387, $6,288 and $3,951, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $295 and $9,106, respectively, in CDSCs on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy China Region Fund $132,337, $82,202 and $119,166, respectively, in sales commissions, of which $9,919, $11,936 and $16,806, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $48,686, $46,514 and $54,467, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $46 and $3,825, respectively, in CDSCs on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A [FN][Shares of Ivy Global Fund outstanding as of March 31, 1994 were designated Class A shares of the Fund.] shares of Ivy Global Fund $150,828, $130,266 and $74,515, respectively, in sales commissions, of which $23,153, $23,164 and $10,387, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $2,833, $9,991 and $35,120, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received CDSCs of $0 and $184, respectively, on redemptions of Class C shares of the Fund.

     During the period July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received from sales of Class A shares of Ivy Global Science & Technology Fund $122,226 and $243,079, respectively, in sales commissions, of which $16,160 and $32,035, respectively, was retained after dealers' reallowances. During the period July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $338 and $13,617, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received CDSCs of $0 and $1,945, respectively, on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy International Fund $931,967, $2,940,701 and $4,571,203,
respectively, in sales commissions, of which $144,220, $394,697 and $535,280, respectively, was retained after dealers' re-allowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $102,532, $192,262 and $910,836, respectively, in CDSCs paid upon certain redemptions of Class B shares of Ivy International Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $943 and $54,778, respectively, in CDSCs on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy South America Fund $65,204, $60,552 and $37,420, respectively, in sales commissions, of which $8,435, $10,392 and $5,358, respectively, was retained after dealers re-allowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $447, $1,116 and $13,727, respectively, in CDSCs on redemptions of Class
B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received CDSCs of $0 and $57, respectively, on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy Developing Nations Fund $96,634, $195,128 and $107,131,
respectively, in sales commissions, of which $14,419, $28,765 and $13,412, respectively, was retained after dealer re-allowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $813, $4,486 and $17,654, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received CDSCs of $0 and $4,572, respectively, on redemptions of Class C shares of the Fund.

     During the fiscal year ended December 31, 1997, IMDI received from sales of Class A shares of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund $28,616, $35,134, $766,150, $53,343 and $2,609, respectively, in sales commissions, of which $3,127, $5,287, $64,357, $5,425 and
$418, respectively, was retained after dealer re-allowances. During the fiscal year ended December 31, 1997, IMDI received in CDSCs on redemptions of Class B shares of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund $191, $1,211, $23,690, $3,035 and $0, respectively. During the fiscal year ended December 31, 1997, IMDI received in CDSCs on redemptions of Class C shares of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund $73, $100, $12,004, $1,466 and $0, respectively.

     Each Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. Each Distribution Agreement may be terminated with respect to a particular Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the particular Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. Each Distribution Agreement shall terminate automatically in the event of its assignment.

     RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on December 1-2, 1995, the Board adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund. At a meeting held on February 8, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy Pan-Europe Fund. At a meeting held on April 29, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy International Fund II. At a meeting held on December 5-6, 1997, the Board last approved the Rule 18f-3 plan. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) a Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

     RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Funds' Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of a Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

     Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan (other than the Class A Plan for Ivy Canada Fund) does not provide for the payment of interest or carrying charges as distribution expenses.

     Under the Funds' Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. Ivy Canada Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.15% of the average daily assets attributable to its Class A shares. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Funds' Class B or Class C shares (and Class A shares, in the case of Ivy Canada
Fund), including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan (and Ivy Canada Fund's Class A Plan), IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

     Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made;
(2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

     IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid (to MIMI, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) by a Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

     A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid IMDI $73,233, $68,732 and $50,833, respectively, pursuant to its Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid IMDI $8,964, $13,674 and $20,491, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Canada Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Canada Fund paid IMDI $990 and $4,730, respectively, pursuant to its Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid IMDI $32,647, $37,038 and $41,927, respectively, pursuant to its Class A Plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid IMDI $70,020, $84,812 and $99,827, respectively, pursuant to its Class B Plan. During the period April 30, 1996 (the date on which Class C shares of Ivy China Region Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy China Region Fund paid IMDI $781 and $10,067, respectively, pursuant to its Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Global Fund paid IMDI $50,833, $59,251 and $64,567, respectively, pursuant to its Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid IMDI $36,632, $64,463 and $117,793, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Global Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Global Fund paid IMDI $37 and $7,922, respectively, pursuant to its Class C plan.

     During the period July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid IMDI $3,592 and $28,111, respectively, pursuant to its Class A Plan, $4,377 and $63,671, respectively, pursuant to its Class B plan, and $2,217 and $53,500, respectively, pursuant to its Class C plan.

     For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy International Fund paid IMDI $281,215, $1,671,153 and $3,454,477, respectively, pursuant to its Class A Plan. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy International Fund paid IMDI $474,670, $1,724,796 and $5,257,678, respectively, pursuant to its Class B Plan. During the period April 30, 1996 (the date on which Class C shares of Ivy International Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy International Fund paid IMDI $100,898 and $1,487,376, respectively, pursuant to its Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid IMDI $2,637, $7,251 and $14,065, respectively, pursuant to its Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid IMDI $157, $3,855 and $33,776, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy South America Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy South America Fund paid IMDI $317 and $4,244, respectively, pursuant to its Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Developing Nations Fund paid IMDI $3,888, $17,525 and $35,807, respectively, pursuant to its Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid IMDI $4,160, $35,654 and $108,491, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Developing Nations Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Developing Nations Fund paid IMDI $3,360 and $32,590, respectively, pursuant to its Class C plan.

     During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid IMDI $1,044, $10,462 and $2,266, respectively, pursuant to its Class A plan. During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, or Ivy International Small Companies Fund paid IMDI $3,527, $21,463 and $6,742, respectively, pursuant to its Class B plan. During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, or Ivy International Small Companies Fund paid IMDI $2,771, $890 and $11,992, respectively, pursuant to its Class C plan. During the period from May 13, 1997 (commencement of operations) to December 31, 1997 Ivy International Fund II and Ivy Pan-Europe Fund paid IMDI $18,444 and $471, respectively, pursuant to its Class A plan. During the period from May 13, 1997 (commencement of operations) to December 31, 1997 Ivy International Fund II and Ivy Pan-Europe Fund paid IMDI $218,274 and $89, respectively, pursuant to its Class B plan. During the period from May 13, 1997 (commencement of operations) to December 31, 1997 Ivy International Fund II and Ivy Pan-Europe Fund paid IMDI $121,813 and $0, respectively, pursuant to its Class C plan.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Asia Pacific Fund: advertising, $66; printing and mailing of prospectuses to persons other than current shareholders, $11,629; compensation to dealers, $633; compensation to sales personnel, $1,277; seminars and meetings, $158; travel and entertainment, $121; general and administrative, $750; telephone, $33; and occupancy and equipment rental, $89.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Asia Pacific Fund: advertising, $56; printing and mailing of prospectuses to persons other than current shareholders, $11,075; compensation to dealers, $3,661; compensation to sales personnel, $1,173; seminars and meetings, $915; travel and entertainment, $101; general and administrative, $657; telephone, $30; and occupancy and equipment rental, $82.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Asia Pacific Fund: advertising, $57; printing and mailing of prospectuses to persons other than current shareholders, $9,287; compensation to dealers, $4,565; compensation to sales personnel,$1,045; seminars and meetings, $1,141; travel and entertainment, $105; general and administrative, $632; telephone, $28; and occupancy and equipment rental, $72.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Canada Fund: advertising, $858; printing and mailing of prospectuses to persons other than current shareholders, $6,143; compensation to dealers, $7,091; compensation to sales personnel, $27,483; seminars and meetings, $1,773; travel and entertainment, $2,429; general and administrative, $21,460; telephone, $764; and occupancy and equipment rental, $1,951.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Canada Fund: advertising, $143; printing and mailing of prospectuses to persons other than current shareholders, $1,001; compensation to dealers, $6,594; compensation to sales personnel, $4,546; seminars and meetings, $1,649; travel and entertainment, $400; general and administrative, $3,519; telephone, $126; and occupancy and equipment rental, $323.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy
Canada Fund: advertising, $34; printing and mailing of prospectuses to persons other than current shareholders, $240;
compensation to dealers, $2,014; compensation to sales personnel,$1,070; seminars and meetings, $503; travel and entertainment, $94; general and administrative, $836; telephone, $30; and occupancy and equipment rental, $76.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy China Region Fund: advertising, $1,349; printing and mailing of prospectuses to persons other than current shareholders, $10,737; compensation to dealers, $8,859; compensation to sales personnel, $38,284; seminars and meetings, $2,215; travel and entertainment, $3,264; general and administrative, $26,999; telephone, $1,036; and occupancy and equipment rental, $2,712.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy China Region Fund: advertising, $804; printing and mailing of prospectuses to persons other than current shareholders, $6,427; compensation to dealers, $34,214; compensation to sales personnel, $22,915; seminars and meetings, $8,554; travel and entertainment, $1,958; general and administrative, $16,239; telephone, $621; and occupancy and equipment rental, $1,623.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy China Region Fund: advertising, $96; printing and mailing of prospectuses to persons other than current shareholders, $730; compensation to dealers, $6,782; compensation to sales personnel, $2,602; seminars and meetings, $1,698; travel and entertainment, $216; general and administrative, $1,731; telephone, $70; and occupancy and equipment rental, $184.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Global Fund: advertising, $2,074; printing and mailing of prospectuses to persons other than current shareholders, $7,895; compensation to dealers, $18,685; compensation to sales personnel, $57,749; seminars and meetings, $4,671; travel and entertainment, $5,011; general and administrative, $40,996; telephone, $1,568; and occupancy and equipment rental, $4,085.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Global Fund: advertising, $1,002; printing and mailing of prospectuses to persons other than current shareholders, $3,663; compensation to dealers, $43,604; compensation to sales personnel, $27,329; seminars and meetings, $10,901; travel and entertainment, $2,334; general and administrative, $18,823; telephone, $736; and occupancy and equipment rental, $1,934.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Global Fund: advertising, $71; printing and mailing of prospectuses to persons other than current shareholders, $261; compensation to dealers, $4,517; compensation to sales personnel, $1,940; seminars and meetings, $1,129; travel and entertainment, $166; general and administrative, $1,341; telephone, $52; and occupancy and equipment rental, $137.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy
Global Natural Resources Fund: advertising, $667; printing and mailing of prospectuses to persons other than current shareholders, $16,792; compensation to dealers, $5,925;
compensation to sales personnel, $12,738; seminars and meetings, $1,481; travel and entertainment, $1,224; general and administrative, $7,533; telephone, $338; and occupancy and equipment rental, $884.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy
Global Natural Resources Fund: advertising, $365; printing and mailing of prospectuses to persons other than current shareholders, $9,224; compensation to dealers, $13,126;
compensation to sales personnel, $7,025; seminars and meetings, $3,282; travel and entertainment, $667; general and administrative, $4,133; telephone, $186; and occupancy and equipment rental, $488.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Global Natural Resources Fund: advertising, $16; printing and mailing of prospectuses to persons other than current shareholders, $399; compensation to dealers, $819; compensation to sales personnel, $298; seminars and meetings, $205; travel and entertainment, $50; general and administrative, $179; telephone, $8; and occupancy and equipment rental, $21.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Global Science & Technology Fund: advertising, $1,255; printing and mailing of prospectuses to persons other than current shareholders, $16,224; compensation to dealers, $9,513; compensation to sales personnel, $27,968; seminars and meetings, $2,378; travel and entertainment, $2,432; general and administrative, $16,860; telephone, $733; and occupancy and equipment rental, $1,962.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy
Global Science & Technology Fund: advertising, $726; printing and mailing of prospectuses to persons other than current shareholders, $8,702; compensation to dealers, $35,704;
compensation to sales personnel, $16,276; seminars and meetings, $8,926; travel and entertainment, $1,391; general and administrative, $9,658; telephone, $425; and occupancy and equipment rental, $1,143.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy
Global Science & Technology Fund: advertising, $621; printing and mailing of prospectuses to persons other than current shareholders, $7,777; compensation to dealers, $38,708;
compensation to sales personnel, $13,856; seminars and meetings, $9,677; travel and entertainment, $1,197; general and administrative, $8,299; telephone, $363; and occupancy and equipment rental, $972.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy International Fund II:

advertising, $1,060; printing and mailing of prospectuses to persons other than current shareholders, $16,952; compensation to dealers, $4,148; compensation to sales personnel, $24,893;
seminars and meetings, $1,037; travel and entertainment, $1,867;
general and administrative, $13,129; telephone, $625; and occupancy and equipment rental, $1,760.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy International Fund II:

advertising, $3,276; printing and mailing of prospectuses to persons other than current shareholders, $52,365; compensation to dealers, $206,761; compensation to sales personnel, $76,896; seminars and meetings, $51,690; travel and entertainment, $5,768; general and administrative, $40,556; telephone, $1,930; and occupancy and equipment rental, $5,438.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy International Fund II:

advertising, $1,806; printing and mailing of prospectuses to persons other than current shareholders, $28,876; compensation to dealers, $152,360; compensation to sales personnel, $42,403; seminars and meetings, $38,090; travel and entertainment, $3,181; general and administrative, $22,364; telephone, $1,064; and occupancy and equipment rental, $2,999.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy International Fund: advertising, $158,860; printing and mailing of prospectuses to persons other than current shareholders, $429,373; compensation to dealers, $1,253,172; compensation to sales personnel, $3,907,092; seminars and meetings, $313,293; travel and entertainment, $328,189; general and administrative, $2,455,783; telephone, $102,891; and occupancy and equipment rental, $275,579.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy International Fund: advertising, $51,897; printing and mailing of prospectuses to persons other than current shareholders, $141,085; compensation to dealers, $2,476,536; compensation to sales personnel,$1,279,048; seminars and meetings, $619,134; travel and entertainment, $107,940; general and administrative, $809,589; telephone, $33,752; and occupancy and equipment rental, $90,204.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy International Fund: advertising, $15,545; printing and mailing of prospectuses to persons other than current shareholders, $41,649; compensation to dealers, $1,060,244; compensation to sales personnel,$381,130; seminars and meetings, $265,061; travel and entertainment, $31,787; general and administrative, $287,010; telephone, $10,006; and occupancy and equipment rental, $26,887.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy International Small Companies Fund: advertising, $138; printing and mailing of prospectuses to persons other than current shareholders, $6,676; compensation to dealers, $1,654; compensation to sales personnel,$2,722; seminars and meetings, $413; travel and entertainment, $251; general and administrative, $1,577; telephone, $72; and occupancy and equipment rental, $190.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy
International Small Companies Fund: advertising, $103; printing and mailing of prospectuses to persons other than current shareholders, $5,042; compensation to dealers, $4,876;
compensation to sales personnel, $2,060; seminars and meetings, $1,219; travel and entertainment, $189; general and administrative, $1,191; telephone, $54; and occupancy and equipment rental, $143.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy
International Small Companies Fund: advertising, $212; printing and mailing of prospectuses to persons other than current shareholders, $10,149; compensation to dealers, $11,255;
compensation to sales personnel,$4,083; seminars and meetings, $2,814; travel and entertainment, $387; general and administrative, $2,398; telephone, $108; and occupancy and equipment rental, $284.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy South America Fund: advertising, $533; printing and mailing of prospectuses to persons other than current shareholders, $3,585; compensation to dealers, $5,340; compensation to sales personnel, $13,244; seminars and meetings, $1,335; travel and entertainment, $1,129; general and administrative, $8,527; telephone, $351; and occupancy and equipment rental, $934.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy South America Fund: advertising, $323; printing and mailing of prospectuses to persons other than current shareholders, $2,207; compensation to dealers, $14,248; compensation to sales personnel,$8,049; seminars and meetings, $3,562; travel and entertainment, $690; general and administrative, $5,222; telephone, $214; and occupancy and equipment rental, $567.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy South America Fund: advertising, $44; printing and mailing of prospectuses to persons other than current shareholders, $275; compensation to dealers, $2,827; compensation to sales personnel,$1,075; seminars and meetings, $707; travel and entertainment, $90; general and administrative, $671; telephone, $28; and occupancy and equipment rental, $76.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Developing Nations Fund: advertising, $1,357; printing and mailing of prospectuses to persons other than current shareholders, $14,809; compensation to dealers, $14,897; compensation to sales personnel,$32,914; seminars and meetings, $3,724; travel and entertainment, $2,851; general and administrative, $21,201; telephone, $874; and occupancy and equipment rental, $2,318.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Developing Nations Fund: advertising, $1,073; printing and mailing of prospectuses to persons other than current shareholders, $11,351; compensation to dealers, $42,006; compensation to sales personnel,$25,931; seminars and meetings, $10,502; travel and entertainment, $2,214; general and administrative, $16,388; telephone, $686; and occupancy and equipment rental, $1,826.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Developing Nations Fund: advertising, $317; printing and mailing of prospectuses to persons other than current shareholders, $3,419; compensation to dealers, $16,459; compensation to sales personnel,$7,695; seminars and meetings, $4,115; travel and entertainment, $662; general and administrative, $4,914; telephone, $204; and occupancy and equipment rental, $542.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Pan-Europe Fund: advertising, $30; printing and mailing of prospectuses to persons other than current shareholders, $1,522; compensation to dealers, $123; compensation to sales personnel, $698; seminars and meetings, $31; travel and entertainment, $52; general and administrative, $368; telephone, $18; and occupancy and equipment rental, $49.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Pan-Europe Fund: advertising, $2; printing and mailing of prospectuses to persons other than current shareholders, $84; compensation to dealers, $262; compensation to sales personnel, $39; seminars and meetings, $66; travel and entertainment, $3; general and administrative, $20; telephone, $1; and occupancy and equipment rental, $3.

     Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the particular Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

     If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

     Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the assets of each Fund held in the United States. Under the Custodian Agreement, the Custodian also provides certain financial services for Ivy International Fund, including bookkeeping, computation of daily net asset value, maintenance of income, expense and brokerage records, and provision of all information required by the Trust in order to satisfy its reporting and filing requirements. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities (Canadian securities, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) and cash in the custody of certain eligible foreign banks and securities depositories (and certain eligible Canadian banks and securities depositories, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund). Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities (and for the holding of Ivy Canada Fund's and Ivy Global Natural Resources Fund's non-Canadian foreign securities).

Similarly, pursuant to those rules, Ivy Canada Fund's and Ivy Global Natural Resources Fund's portfolio securities and cash, when invested in Canadian securities, will be held by its Sub-custodian, The Bank of Nova Scotia. With respect to each Fund, except for Ivy Canada Fund and Ivy Global Natural Resources Fund, the Custodian may receive, as partial payment for its services to such Funds, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

     Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Funds. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of a Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

     For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid MIMI $32,399, 33,091 and $35,010, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid MIMI $32,653, $35,038 and $14,277, respectively, under the agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Global Fund paid MIMI $32,982, 34,802 and $37,169, respectively, under the agreement. During the period from July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid MIMI $9,171 and $36,454, respectively, under the agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy International Fund paid MIMI $91,612, $173,986 and $171,582, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid MIMI $15,094, $16,731 and $24,860, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Developing Nations Fund paid MIMI $15,112, $25,951 and $37,378, respectively, under the agreement. During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid MIMI $18,400, $18,506, and $18,633, respectively, under the agreement. For the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II and Ivy Pan-Europe Fund paid MIMI $4,317 and $11,543, respectively, under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Each Fund (except for the Class I Funds with respect to their Class I shares) pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B and Class C account. The Class I Funds pay $10.25 per open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 1997 for Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Small Companies Fund and Ivy South America Fund totalled $2,346, $77,371, $100,600, $75,714, $9,520, $45,539,
$3,166,932, $7,433, $22,139 and $67,307, respectively.  Such fees and expenses for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund totalled $84,604 and $416, respectively. Certain broker-dealers that maintain shareholder accounts with a Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

     Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund (except for the Class I Funds with respect to their Class I shares) pays MIMI a monthly fee at the annual rate of .10% of that Fund's average daily net assets. The Class I Funds pay MIMI a monthly fee at the annual rate of .01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1997 for Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Global Fund, Ivy Global Natural Resources Fund and Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Small Companies Fund and Ivy South America Fund totalled $1,047, $15,230, $27,760, $38,398, $6,411, $22,962, $2,211,426, $2,880, $9,428 and
$28,429, respectively. Such fees and expenses for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund totalled $41,386 and $198, respectively.

     Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

AUDITORS

     Coopers & Lybrand L.L.P., independent certified public accountants, has been selected as auditors for the Trust. The audit services performed by Coopers & Lybrand L.L.P., include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

     Year 2000 Risks. The services provided to the Funds by IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                CAPITALIZATION AND VOTING RIGHTS

     Ivy Canada Fund results from a reorganization of Mackenzie Canada Fund, a series of the Company, which reorganization was approved by shareholders on January 27, 1995. Ivy Global Fund results from a reorganization of Mackenzie Global Fund, which reorganization was approved by shareholders on January 27, 1995. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights or subscription rights.

     The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund.

The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund (formerly Ivy Emerging Growth Fund until January 15, 1998), Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy High Yield Fund (formerly Ivy International Bond Fund until January 28, 1998), Ivy South America Fund (formerly Ivy Latin America Strategy Fund until January 15, 1998), Ivy Developing Nations Fund (formerly Ivy New Century Fund until January 15, 1998) and Ivy Pan-Europe Fund, as well as Class I shares for Ivy Bond Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy High Yield Fund and Ivy International Small Companies Fund.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).

Shareholders of the Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of the Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a fund, then the shareholders of that fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

     As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

     With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class A shares, except that of the outstanding Class A shares of Ivy Asia Pacific Fund, Donaldson Lufkin Jenrette Securities Corporation Inc.,
P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 166,675.677 shares (38.07%)
and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksosville, Florida 32246, owned of record 58,511.309 shares (13.36%); and except that of the outstanding Class A shares of Ivy China Region Fund, Resources Trust Co., P.O. Box 3865, Englewood Co., 80155-3865, owned of record 465,869.596 shares (22.29%); and except that of the outstanding Class A shares of Ivy Developing Nations Fund, Fleet National Bank, P.O. Box 92800, Rochester , New York 14692-8900 owned of record 73,245.436 shares (6.67%) and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East,3rd Floor, Jacksonville, Florida 32246, owned of record 60,819.294 shares (5.54%); and except that of the outstanding Class A shares of Ivy Global Natural Resources Fund, Carn & Co., P.O. Box 96211 Washington, DC 20090-6211, owned of record 81,267.566 shares (29.08%), and First
Union National Bank, 1525 West WT Harris Blvd, Charotte, NC 28288-1151, owned of record 22,922.529 shares (8.20%); and except that of outstanding Class A shares of Ivy Global Science & Technology Fund , Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 165,274.369 shares (24.09%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,3rd Floor, Jacksonville , Florida 32246, owned of record 35,974.163 shares (5.24%); and except that of the outstanding Class A shares of Ivy International Fund, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 15,517,777.019 shares (35.16%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 5,304,142.077 shares (12.01%); and except that of the outstanding Class A shares of Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246, owned of record 805,245.736 shares (33.37%); and except that of the outstanding Class A shares of Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 19,407.118 shares (17.75%), Mackenzie Investment Management Inc., 700 S. Federal Hwy., Suite 300, Boca Raton, FL 33432, owned of record 10,102.416 shares (9.24%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246, owned of record 8,388.029 shares (7.67%); and except that the outstanding Class A shares of Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., 700 S. Federal Hwy., Boca Raton, FL 33432, owned of record 37,553.145 shares (25.51%), Pacific Century Trust, P.O. Box 888, Honolulu, HI, 96808- 0888, owned of record 41,238.142 shares (28.00%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 18,419.996 shares (12.51); and except that of the outstanding Class A shares of Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 48,763.532 (12.14%), and FTC & Co., P.O. Box 173736, Denver, CO 80202 owned of record 25,251.702 (6.29%).


     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class B shares, except that of the outstanding Class B shares of the Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 94,518.384 shares (30.97%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 32,529.941 shares (10.66%); and except that of the outstanding Class B shares of Ivy Canada Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 33,426.107 shares (12.99%), and JW Charles Clearing Corp, FBO Joseph Zerger IRA, 1550 E. Oakland Park Blvd., Fort Lauderdale, FL 33334, owned of record 19,465.982 shares (7.56%) and Janet K Nichol,Trustee, 4440 Arch St., San Diego CA 92116 owned of record 13,769.993 shares (5.35%); and that of the outstanding Class B shares of the Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 152,548.533 shares (14.68%); and that of the outstanding Class B shares of Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 411,118.769 shares (32.96%); and that of the outstanding Class B shares of the Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 84,896.525 shares (10.46%); and that of the outstanding Class B shares of the Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 104,611.624 shares (41.64%); and except that of the outstanding Class B shares of the Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 6,666,653.322 shares (46.54%); and except that of the outstanding Class B shares of the Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 4,609,455.833 shares (64.15%); and except that of the outstanding Class B shares of Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 27,519.468 shares (23.33%); and except that of the outstanding Class B shares of Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 22,948.768 shares (36.14%), Pedodontic Asso. Inc.,4211 Haialae Ave., Suite 405, Honolulu HI 96816-5317, owned of record 10,964.806 shases (17.26%), Community National Bank, P.O. Box 210, 210 Main Street, Seneca, KS 66538, owned of record 5,248.619 shares (8.26%), and Wedbush Morgan Securities, 1000 Wilshire Blvd., Los Angeles, CA 91506, owned of record 5,080.145 shares (8.00%); and except that of the outstanding Class B shares of Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 103,513.751 shares (37.49%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class C shares, except that of the outstanding Class C shares of Ivy Canada Fund, Francisco Rodriguez Carrreras & Louis Rodriguez Aguilar JT TEN c/o Zarlene Imports, 1550 Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 22,667.623 shares (36.29%), Francisco Rodriguez Carrreras & Fuensanta Rosario Rodriguez Aguilar JT TEN c/o Zarlene Imports, 1550 Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 15,118.227 shares (24.20%), JW Charles Clearing Corp, FBO Giancarlo Dimizio IRA, 4900 N. Ocean Blvd. #1107, Fort Lauderdale, FL 33308, owned of record 4,980.896 shares (7.97%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 4,784.434 shares (7.66%) and Alma R. Buncsak TTEE, 745 Cherokee Path, Lake Mills, WI 53551, owned of record 3,755.491 shares (6.01%); and that of the outstanding Class C shares of the Ivy China Region Fund, The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 E. Broad Street,.Columbus, OH 43215, owned of record 26,790.606 shares (16.92%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 42,593.930 shares (26.91%); and that of the outstanding Class C shares of Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 98,801.371 shares (29.38%); and that of the outstanding Class C shares of Ivy Global Fund, The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 E. Broad Street, Columbus, OH 43215, owned of record 21,273.701 shares (29.64%), Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 14,219.372 shares (19.81%), Linda Powers Kunze TOD John Kunze, 10214 Old Orchard, Brecksville, OH 44141, owned of record 4,101.874 shares (5.71%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 4,074.171 shares (5.67%), and Smith Barney Inc., owned of record 3,694.890 shares (5.14%); and that of the outstanding Class C shares of the Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 5,941.467 shares (41.26%), Katherine P Ralston & James W Ralston, 609 Hwy. 466, Lady Lake, FL 32159, owned of record 1,171.068 shares (8.13%), Anthony L Bassano & Marie E Bassano, 8934 Bari Court, Port Richey, FL 34668, owned of record 1,087.337 shares (7.55%), Donald W Nelson MD & Joanna R Nelson, 5015 NW 127th Street, Vancouver, WA 98685, owned of record 1,048.526 shares (7.28%), and Raymond James & Associates, Inc. CUST for Diversified Dental P/S, 10641 1st Street E, Suite 204, Treasure Island, FL 33706, owned of record
903.508 shares (6.27%); and except that of the outstanding Class C shares of Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 33,116.039 shares (8.54%); and except that of the outstanding Class C shares of the Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246,
owned of record 2,897,728.850 shares (65.96%);   and except that
of the outstanding Class C shares of the Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 2,910,639.915 shares (78.82%); and except that of the outstanding Class C shares of the Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 127,274.020 shares (71.36%), and The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 East Broad Street, Columbus, OH 45459, owned of record 24,831.652 shares (13.92%); and except that of the outstanding Class C shares of Ivy Pan-Europe Fund, Pacific Century Trust, P.O. Box 3170, Honolulu, HI 86802-3170, owned of record 45,784.705 shares (79.88%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 6,743.781 shares (11.76%); and except that of the outstanding Class C shares of Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 30,277.533 shares (73.26%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 2,257.262 shares (5.46%).



     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class I shares, except that of the outstanding Class I shares of Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W. KL Avenue, Kalamazoo, MI 49009, owned of record 621,454.124 shares (21.38%), Lynspen And Company, 420 North 20th Street, Birmingham, AL 35203, owned of record 347,976.439 shares (11.97%), State Street Bank, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 282,832.022 shares (9.73%), Enele Co., 1211 SW 5th Ave., Portland,OR 97204, owned of record 202,171.320 shares (6.95%), David & Co., P.O. Box 188, Murfreesboro, TN 37133-0188, owned of record 172,994.958 shares (5.95%), and S. Mark Taper Foundation, 12011 San Vicente Blvd., Suite 400, Los Angeles, CA 90049, owned of record 156,138.797 shares (5.37%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Advisor Class shares, except that of the outstanding Advisor Class shares of Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 1,527.694 shares (99.99%); except that of the outstanding Advisor Class shares of Ivy International Fund II, Charles Schwab & Co.Inc., owned of record 14,512.325 shares (63.83%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 8,220.177 shares (36.15%); and except that of the outstanding Advisor Class shares of Ivy Pan-Europe Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 2,087.343 shares (99.98%).

     Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust. However, because the Prospectus pertains to more than one Fund, it is possible that one of the Funds to which the Prospectus pertains might become liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning any other Fund to which the Prospectus pertains.

                         NET ASSET VALUE

     The net asset value per share of a Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. A Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

     A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the current bid and asked price is used. The value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the average between the current bid and asked price.

     Debt securities normally are valued on the basis of quotes obtained from brokers and dealers (or pricing services that take into account appropriate valuation factors). Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value. Options are valued at the last sale price on the exchange on which they principally are traded, if available, and otherwise are valued at the last offering price, in the case of written options, and the last bid price, in the case of purchased options. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price. Securities and other assets for which market prices are not readily available are valued at fair value as determined by IMI and approved by the Board. Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified above). If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Board.

     Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Funds' Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

     The sale of a Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                       PORTFOLIO TURNOVER

     Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, a Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by that Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The annual portfolio turnover rates for the Funds are provided in the Prospectus under "The Funds' Financial Highlights."

                           REDEMPTIONS

     Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

     Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

     Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in a Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

     If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                  CONVERSION OF CLASS B SHARES

     As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the respective Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the particular Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                            TAXATION

     The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Funds.

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the particular Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the particular Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the particular Fund in October, November or December of the year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     The transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.



CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

DISTRIBUTIONS

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares.

To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, may be eligible for reduced federal tax rates, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to that Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

     Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the particular Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the particular Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.
This discussion does not purport to deal with all of the tax consequences applicable to a Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     PERFORMANCE INFORMATION

     Comparisons of a Fund's performance may be made with respect to various unmanaged indices (including the TSE 300, S&P 100, S&P 500, Dow Jones Industrial Average and Major Market Index) which assume reinvestment of dividends, but do not reflect deductions for administrative and management costs. A Fund also may be compared to Lipper's Analytical Reports, reports produced by a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or to Wiesenberger Reports. Lipper Analytical Services does not include sales charges in computing performance. Further information on comparisons is contained in the Prospectus. Performance rankings will be based on historical information and are not intended to indicate future performance.

     In addition, the Trust may, from time to time, include the average annual total return and the cumulative total return of shares of a Fund in advertisements, promotional literature or reports to shareholders or prospective investors.

     AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of a Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of a Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

          P(1 + T){superscript n} = ERV

Where:    P    =    a hypothetical initial payment of $1,000 to
                    purchase shares of a specific class

          T    =    the average annual total return of shares of
                    that class

          n    =    the number of years

          ERV  =    the ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the period.

     For purposes of the above computation for a Fund, it is assumed that all dividends and capital gains distributions made by a Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B shares and Class C shares, the applicable CDSC imposed upon redemption of Class B shares or Class C shares held for the period is deducted. Standardized Return quotations for the Funds do not take into account any required payments for federal or state income taxes.
Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

     A Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

     The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C and Class I (for , Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II and Ivy International Small Companies Fund) shares of the Funds for the periods indicated. In determining the average annual total return for a specific class of shares of a Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of a Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the particular Fund. Shares of each of Ivy Canada Fund and Ivy Global Fund outstanding as of March 31, 1994 were designated Class A shares of each respective Fund. Shares of Ivy International Fund outstanding as of
October 22, 1993 have been redesignated as "Class A" shares of the Fund.

   IVY ASIA PACIFIC FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

Inception[#] to/
One year ended
  December 31,
  1997:           (43.06)%      (42.96)%    (40.94)%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

Inception[#] to/
One year ended
  December 31,
  1997:            (39.58)%    (39.96)%      (39.94)%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy Asia Pacific Fund (and Class A,
     Class B and Class C shares of the Fund) was January 1, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been (44.61)%.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been (44.36)%.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been (42.46)%.

[4] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been (41.23)%.

[5] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been (41.43)%.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been (41.46)%.

   IVY CANADA FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

   One year ended
  December 31,
  1997:           (28.14)%       (27.83)%    (24.95)%

Five years ended
  December 31,
  1997:             5.48%          N/A         N/A

Inception[#] to
  December 31,
  1997:[7]          0.38%        (4.47)%
                              (11.84)%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
     1997:         (23.75)%      (24.03)%    (23.95)%

Five years ended
  December 31,
  1997:              6.74%          N/A         N/A

Inception[#] to
  December 31,
  1997:[7]           0.96%        (3.72)%    (11.84)%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Canada Fund (and the Class A shares of the Fund) was November 17, 1987; the inception date for Class B shares of the Fund was April 1, 1994. The inception date for Class C shares of the Fund is April 30, 1996. Until December 31, 1994, Mackenzie Investment Management, Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the period from inception through December 31, 1997 would have been (28.14)%, 5.41% and 0.00%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (27.83)% and (4.59)%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1997.)

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year period ended December 31, 1997 and for the period from inception through December 31, 1997 would have been (24.95)% and (11.84)%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year period ending December 31, 1997.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the period from inception through December 31, 1997 would have been (23.75)%, 6.67% and 0.59%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (24.03)% and (3.81)%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1997.)

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year period ended December 31, 1997 and for the period from inception through December 31, 1997 would have been (23.95)% and (11.84)%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year period ending December 31, 1997.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY CHINA REGION FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
     1997:       (26.43)%     (26.44)%     (23.46)%

Inception[#] to
  December 31,
  1997:[7]        (5.69)%      (5.52)%      (9.38)%



                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
     1997:       (21.94)%     (22.57)%     (22.46)%

Inception[#] to
  December 31,
  1997:[7]        (4.35)%      (5.06)%      (9.38)%


_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy China Region Fund (Class A and
     Class B shares) was October 23, 1993. The inception date for Class C shares of the Fund is April 30, 1996.



   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (26.56)% and (6.05)%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (26.60)% and (5.86)%, respectively.

[3] The Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (23.63)% and (9.51)%, respectively.

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (22.08)% and (4.71)%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (22.73)% and (5.40)%, respectively.

[6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (22.63)% and (9.51)%, respectively.

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


IVY GLOBAL FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
     1997:        (13.96)%      (13.86)%   (10.72)%

Five years ended
  December 31,
  1997:             6.74%       N/A          N/A

Inception[#] to
  December 31,
  1997:[7]          6.52%         2.89%      (4.21)%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
     1997:        (8.72)%      (9.33)%      (9.72)%

Five years ended
  December 31,
  1997:            8.01%        N/A          N/A

Inception[#] to
  December 31,
  1997:[7]         7.46%        3.62%       (4.21)%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Global Fund (and Class A shares of the Fund) was April 18, 1991; the inception date for Class B shares of the Fund was April 1, 1994; and the inception date for the Class C shares of the Fund is April 30, 1996. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the period from inception through December 31, 1997 would have been (13.96)%, 6.56% and 5.80%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (13.86)% and 2.81%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1997.)

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (10.72)% and (4.21)%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year period ending December 31, 1996.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the period from inception through December 31, 1997 would have been (8.72)%, 7.84% and 6.75%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (9.33)% and 3.55%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1997.)

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and for the period from inception through December 31, 1997 would have been (9.72)% and (4.21)%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year period ending December 31, 1997.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

   IVY GLOBAL NATURAL RESOURCES FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

   Inception[#] to/
One year ended
  December 31,
  1997:             0.80%       1.28%        5.08%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

   Inception[#] to/
One year ended
  December 31,
  1997:             6.95%       6.28%        6.08%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

   [#]    The inception date for Ivy Global Natural Resources
          Fund (and Class A, Class B and Class C shares of the
          Fund) was January 1, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been 0.73%.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been 1.23%.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been 5.02%.

[4] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been 6.87%.

[5] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been 6.23%.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been 6.02%.

   IVY GLOBAL SCIENCE & TECHNOLOGY FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]CLASS I[4]
One year ended
 1997:            0.40%        0.66%      4.71%    N/A

Inception[#] to
 December 31,
 1997:[8]         41.59%       44.50%     46.91%   N/A


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[5]   CLASS B[6]  CLASS C[7]CLASS I[4]

One year ended
 1997:            6.53%        5.66%      5.71%    N/A

Inception[#] to
 December 31,
 1997:[8]         47.38%       46.85%     46.91%   N/A
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy Global Science & Technology Fund
     (and Class A, Class B, Class C and Class I shares of the
     Fund) was July 22, 1996.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year period ended and for the period from inception through December 31, 1997 would have been 0.40% and 41.43%, respectively.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year period ended and for the period from inception through December 31, 1997 would have been 0.66% and 44.42%, respectively.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year period ended and for the period from inception through December 31, 1997 would have been 4.71% and 46.83%, respectively.

[4] Class I shares are not subject to an initial sales charge or a CDSC, therefore the Non-Standardized and Standardized
     Return figures are identical.

[5] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year period ended and for the period from inception through December 31, 1997 would have been 6.53% and 47.37%, respectively.

[6] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year period ended and for the period from inception through December 31, 1997 would have been 5.66% and 46.77%, respectively.

[7] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year period ended and for the period from inception through December 31, 1997 would have been 5.71% and 46.83%, respectively.

[8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

   IVY INTERNATIONAL FUND II:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]CLASS I[4]

Inception[#] to
 December 31,
 1997:[8]         (15.45)%     (15.25)%   (11.79)% N/A


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[5]   CLASS B[6]  CLASS C[7]CLASS I[4]

Inception[#] to
  December 31,
  1997:[8]        (10.29)%     (10.79)%   (10.79)% N/A
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy International Fund II (and Class
     A, Class B, Class C and Class I shares of the Fund) was May
     13, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1997 would have been (15.46)%.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1997 would have been (15.26)%.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1997 would have been (11.80)%.

[4] Class I shares are not subject to an initial sales charge or a CDSC, therefore the Non-Standardized and Standardized
     Return figures are identical.

[5] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1997 would have been (10.30)%.

[6] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1997 would have been (10.80)%.

[7] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1997 would have been (10.80)%.

[8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


IVY INTERNATIONAL FUND

                                  STANDARDIZED RETURN[*]
                 CLASS A[1] CLASS B[2] CLASS C[3]  CLASS I[4]

One year ended
  December 31,
     1997:        4.03%       4.49%       8.50%    10.87%

Five years ended
  December 31,
  1997:           16.69%       N/A        N/A        N/A

Ten years ended
  December 31,
  1997:           13.87%       N/A        N/A        N/A

Inception[#] to
  December 31,
  1997:[8]        N/A         11.68%      12.66%    12.74%


                            NON-STANDARDIZED RETURN[**]
                 CLASS A[5] CLASS B[6] CLASS C[7]  CLASS I[4]

One year ended
  December 31,
     1997:        10.38%      9.49%     9.50%      10.87%

Five years ended
  December 31,
  1997:           18.08%       N/A        N/A        N/A

Ten years ended
  December 31,
  1997:           14.55%       N/A        N/A        N/A

Inception[#] to
  December 31,
  1997:[8]        N/A         12.00%      12.66%    12.74%

_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy International Fund (and the Class
     A shares of the Fund) was April 21, 1986; the inception date for the Class B and Class I shares of the Fund was October 23, 1993; and the inception date for the Class C shares of the Fund is April 30, 1996.

   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1996, the five years ended December 31 and the ten years ended December 31, 1997 would have been 4.03%, 16.69% and 13.86%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 4.49% and 11.68%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[3] The Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been 8.50% and 12.66%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[4] Class I shares are not subject to an initial sales charge or a CDSC, therefore the Non-Standardized and Standardized Return figures are identical. (Since the inception date for Class I shares of the Fund was October 23, 1993, there were no Class I shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31 and the ten years ended December 31, 1997 would have been 10.38%, 18.08% and 14.54%, respectively.

[6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 9.49% and 12.00%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been 9.50% and 12.66%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

   IVY INTERNATIONAL SMALL COMPANIES FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1] CLASS B[2] CLASS C[3]  CLASS I[4]

Inception[#] to/
One year ended
  December 31,
  1997:           (17.55)%    (17.53)%   (14.14)%  N/A


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[5] CLASS B[6] CLASS C[7]  CLASS I[4]

   Inception[#] to/
One year ended
  December 31,
  1997:            (12.52)%  (13.19)%     (13.14)%
                 N/A
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

   [#]    The inception date for Ivy International Small
          Companies Fund (and Class A, Class B, Class C and Class
          I shares of the Fund) was January 1, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been (19.05)%

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been (18.69)%

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been (15.66)%

[4] Class I shares are not subject to an initial sales charge or a CDSC, therefore the Non-Standardized and Standardized
     Return figures are identical.

[5] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been (14.10)%

[6] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been (14.41)%

[7] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been (14.66)%


   IVY SOUTH AMERICA FUND

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
  1997:           0.88%        1.18%       5.06%

Inception[#] to
  December 31,
  1997:[7]        (4.31)%      (4.18)%     7.66%





                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,


     1997:        7.03%        6.18%       6.06%

Inception[#] to
  December 31,
  1997:[7]        (2.51)%      (3.26)%      7.66%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

   [#] The inception date for Ivy South America Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund is April
          30, 1996.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 0.20% and (8.33)%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 0.36% and (8.04)%, respectively.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for one year ended and the period from inception through December 31, 1997 would have been 4.42% and 6.66%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 6.32% and (6.58)%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 5.36% and (7.15)%, respectively.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been 5.42% and 6.66%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

   IVY DEVELOPING NATIONS FUND

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
  1997:           (31.60)%     (31.54)%     (29.01)%

Inception[#] to
  December 31,
  1997:[7]        (10.48)%     (10.33)%     (17.00)%



                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
  1997:          (27.42)%      (27.93)%    (28.01)%

Inception[#] to
  December 31,
  1997:[7]        (8.80)%       (9.47)%    (17.00)%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Developing Nations Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund is April 30, 1996.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (31.66)% and (12.19)%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (31.60)% and (12.01)%, respectively.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (29.07)% and (17.11)%, respectively.

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (27.49)% and (10.52)%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (27.99)% and (11.15)%, respectively.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (28.07)% and (17.11)%, respectively.

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY PAN-EUROPE FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C

Inception[#] to
  December 31,
  1997:[7]        (0.53)%       0.26%       N/A


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[3]   CLASS B[4]  CLASS C

Inception[#] to
  December 31,
  1997:[5]         5.54%       5.26%         N/A
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy Pan-Europe Fund (and Class A,
     Class B and Class C shares of the Fund) was May 13, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1997 would have been (9.50)%.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1997 would have been (3.56)%.

[3] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1997 would have been (3.90)%.

[4] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1997 would have been 1.27%.

[5] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

     CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific Class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

Where:    C    =    cumulative total return

          P    =    a hypothetical initial investment of $1,000
                    to purchase shares of a specific Class

          ERV  =    ending redeemable value:  ERV is the value,
                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     IVY ASIA PACIFIC FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

               ONE YEAR/SINCE
               INCEPTION[*]

Class A        (43.06)%
Class B        (42.96)%
Class C        (40.94)%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

               ONE YEAR/SINCE
               INCEPTION[*]

Class A        (39.58)%
Class B        (39.96)%
Class C        (39.94)%


___________________________

[*]  The inception date for Ivy Asia Pacific Fund (Class A, Class
     B and Class C shares) was January 1, 1997.

     IVY CANADA FUND.  The following table summarizes the
calculation of Cumulative Total Return for the periods indicated
through December 31, 1997, assuming the maximum 5.75% sales
charge has been assessed.
                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              (28.14)%  30.59%         3.90%
Class B              (27.83)%  N/A[**]        (15.87)%
Class C              (24.95)%  N/A[**]        (19.00)%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              (23.75)%  38.55%          10.24%
Class B              (24.03)%  N/A[**]        (13.26)%
Class C              (23.95)%  N/A[**]        (19.00)%

___________________________

[*] The inception date for Ivy Canada Fund (and the Class A shares of the Fund) was November 17, 1987; the inception date for the Class B shares of Ivy Canada Fund was April 1, 1994; and the inception date for Class C shares of Ivy Canada Fund was April 30, 1996. Until December 31, 1994, Mackenzie Investment Management, Inc. served as investment adviser to Ivy Canada Fund, which until that date was a series of the Company.

[**] No such shares were outstanding for the duration of the time period indicated.

     IVY CHINA REGION FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.
                              SINCE
                    ONE YEAR  INCEPTION[*]

Class A             (26.43)%   (21.76)%
Class B             (26.44)%   (21.16)%
Class C             (23.46)%   (15.18)%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                              SINCE
                    ONE YEAR  INCEPTION[*]

Class A             (21.94)%   (16.99)%
Class B             (22.57)%   (19.55)%
Class C             (22.46)%   (15.18)%

___________________________

[*]  The inception date for Ivy China Region Fund (Class A and
     Class B shares) was October 23, 1993. The inception date for Class C shares of the Fund is April 30, 1996.

     IVY GLOBAL FUND.  The following table summarizes the
calculation of Cumulative Total Return for the periods indicated
through December 31, 1997, assuming the maximum 5.75% sales
charge has been assessed.
                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              (13.96)%  38.58%         52.76%
Class B              (13.86)%  N/A[**]        11.28%
Class C              (10.72)%  N/A[**]        (6.94)%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              (8.72)%   47.03%         62.08%
Class B               9.33%    N/A[**]        14.28%
Class C              (9.72)%   N/A[**]        (6.94)%

___________________________

[*] The inception date for the Fund (and Class A shares of the Fund) was April 18, 1991; the inception date for Class B shares of the Fund was April 1, 1994; and the inception date for Class C shares of the Fund was April 30, 1996. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

[**] No such shares were outstanding for the duration of the time period indicated.

     IVY GLOBAL NATURAL RESOURCES FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum
5.75% sales charge has been assessed.

               ONE YEAR/SINCE
               INCEPTION[*]

Class A        0.80%
Class B        1.28%
Class C        5.08%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

               ONE YEAR/SINCE
               INCEPTION[*]

Class A        6.95%
Class B        6.28%
Class C        6.08%


___________________________

[*]  The inception date for Ivy Global Natural Resources Fund
     (Class A, Class B and Class C shares) was January 1, 1997.

     IVY GLOBAL SCIENCE & TECHNOLOGY FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum
5.75% sales charge has been assessed.

                                   SINCE
                    ONE YEAR  INCEPTION[*]

Class A             0.40%     65.00%
Class B             0.66%     69.90%
Class C             4.71%     74.26%
Class I             N/A       N/A

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                              SINCE
                    ONE YEAR  INCEPTION[*]

Class A             6.53%     75.07%
Class B             5.66%     73.90%
Class C             5.71%     74.26%
Class I             N/A       N/A

___________________________

[*]  The inception date for Ivy Global Science & Technology Fund
     (Class A, Class B, Class C and Class I shares) was July 22,
     1996.

     IVY INTERNATIONAL FUND II. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

               SINCE
               INCEPTION[*]

Class A        (15.45)%
Class B        (15.25)%
Class C        (11.79)%
Class I        N/A

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

               SINCE
               INCEPTION[*]

Class A        (10.29)%
Class B        (10.79)%
Class C        (10.79)%
Class I        N/A

___________________________

[*]  The inception date for Ivy International Fund II (Class A,
     Class B, Class C and Class I shares) was May 13, 1997.

     IVY INTERNATIONAL FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A       4.03%     116.32%      266.48%      N/A
Class B       4.49%     N/A[**]      N/A[**]      58.87%
Class C       8.50%     N/A[**]      N/A[**]      21.04%
Class I      10.87%     N/A[**]      N/A[**]      65.39%

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A      10.38%     129.51%      288.84%       N/A
Class B       9.49%     N/A[**]      N/A[**]       60.87%
Class C       9.50%     N/A[**]      N/A[**]       22.04%
Class I      10.87%     N/A[**]      N/A[**]       65.39%
___________________________

[*] The inception date for Ivy International Fund (and the Class A shares of the Fund) was April 21, 1986; the inception date for the Class B and Class I shares of Ivy International Fund was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

[**] No such shares were outstanding for the duration of the time period indicated.

            IVY INTERNATIONAL SMALL COMPANIES FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

                       ONE YEAR/SINCE
                       INCEPTION[*]

Class A                (17.55)%
Class B                (17.53)%
Class C                (14.14)%
Class I                N/A

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                       ONE YEAR/SINCE
                       INCEPTION[*]

Class A                (12.52)%
Class B                (13.19)%
Class C                (13.14)%
Class I                N/A


___________________________

[*]         The inception date for Ivy International Small
            Companies Fund (Class A, Class B, Class C and Class
            I shares) was January 1, 1997.

            IVY SOUTH AMERICA FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum
5.75% sales charge has been assessed.

                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                0.88%          (13.04)%
Class B                1.18%          (12.66)%
Class C                5.06%           13.12%

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                7.03%         (7.73)%
Class B                6.18%         (9.96)%
Class C                6.06%         13.12%


___________________________

[*]         The inception date for Ivy South America Fund (Class
            A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996.

            IVY DEVELOPING NATIONS FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum
5.75% sales charge has been assessed.


                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                (31.60)%      (29.59)%
Class B                (31.54)%      (29.22)%
Class C                (29.01)%      (26.76)%

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.


                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                (27.42)%      (25.30)%
Class B                (27.93)%      (27.04)%
Class C                (28.01)%      (26.76)%


___________________________

[*]         The inception date for Ivy Developing Nations Fund
            (Class A and B shares) was November 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996.

            IVY PAN-EUROPE FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

                       SINCE
                       INCEPTION[*]

Class A                (0.53)%
Class B                 0.26%
Class C                 N/A

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                       SINCE
                       INCEPTION[*]

Class A                5.54%
Class B                5.26%
Class C                N/A


___________________________

[*]         The inception date for Ivy Pan-Europe Fund (Class A,
            Class B and Class C shares) was May 13, 1997.

     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for a Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of a Fund's shares and the risks associated with a Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

     The Funds may also cite endorsements or use for comparison their performance rankings and listings reported in such newspapers or business or consumer publications as, among others:

AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.


                      FINANCIAL STATEMENTS

     Each Fund's Portfolio of Investments as of December 31, 1997, Statement of Assets and Liabilities as of December 31, 1997, Statement of Operations for the fiscal year ended December 31, 1997 (for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund), Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and December 31, 1996 (for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund), Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1997 Annual Report to shareholders, are incorporated by reference into this SAI.


                           APPENDIX A

    DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
 MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
                    COMMERCIAL PAPER RATINGS

   [From "Moody's Bond Record," November 1994 Issue  (Moody's
Investors Service, New York, 1994), and "Standard & Poor's
Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New
York, 1997).]

MOODY'S:

     (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds rated Baa by Moody's are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

     (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

     Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


                           APPENDIX B

              SELECTED ECONOMIC AND MARKET DATA FOR
             ASIA PACIFIC AND CHINA REGION COUNTRIES

     The information set forth in this Appendix has been extracted from various government and private publications. Neither Ivy China Region Fund, Ivy Asia Pacific Fund nor the Trust's Board of Trustees make any representation as to the accuracy of such information, nor have the Funds or the Trust's Board of Trustees attempted to verify it.

     The China Region, one of the fastest growing areas of the world, is diverse, dynamic and evolving. In terms of population, this region is almost seven times the size of the United
States.

     Countries in this region are at various stages of economic development. Hong Kong and Singapore are at a more advanced stage of economic growth while countries such as Indonesia and China are at the early stages of economic development. GDP per capita data presented below illustrates this point. The following table shows the GDP, population and per capita GDP of the China Region countries and, for comparison purposes, the United States.

                              1996

                    GDP ($US       POPULATION     PER CAPITA
                    BILLIONS)      (MILLIONS)     GDP ($US)
                    ---------      ---------      ---------
Hong Kong              161.1            6.2        25,984
Korea                  512.3           44.9        11,410
Singapore               91.2            3.0        30,400
Taiwan                 259.2           21.2        12,226
Thailand               161.7           60.2         2,686
Malaysia                94.8           19.7         4,812
Indonesia              230.4          193.8         1,189
Philippines             83.5           68.4         1,221
China                  700.7        1,294.4           541
China Region         2,294.9        1,711.8         1,341
USA                  7,576.1          263.0        28,806

Source: International Marketing Data and Statistics, 22nd Ed.
(Euromonitor 1998); World Economic Factbook, 1997-98.

     Total GDP for the China Region was about $2.3 billion in 1996, approximately one third of the GDP of the United States. Year over year growth in GDP for the China Region is significant, averaging 13.82% for the five-year period 1992-1996 compared with only 5.77% for the United States for the same period. The following tables show the annual change in GDP and inflation, as measured by the Consumer Price Indexes (CPI), in 1992-1996 and the average for the five-year period 1992-1996.

                CHANGE IN GROSS DOMESTIC PRODUCT

                                                       AVERAGE
               1992    1993    1994    1995    1996    1992-96
               -----   -----   -----   -----   ------  -------
Hong Kong     16.58%   15.17% 13.55%    9.33%  11.85% 13.30%
Korea         11.43%   11.13% 14.17%   15.18%  17.31% 13.84%
Singapore      7.12%   14.52% 14.04%    9.63%   6.63% 10.39%
Taiwan        10.95%   10.06%  3.14%    3.91%  13.03%  8.22%
Thailand      12.47%   11.89% 13.60%   15.21%  -1.20% 10.39%
Malaysia      14.07%   10.32% 13.68%   13.83%  13.09% 13.00%
Indonesia     14.26%   26.89% 14.99%    1.01%  38.08% 19.05%
Philippines    8.30%    9.13% 14.84%   12.48%  14.94% 11.94%
China         18.97%   30.64% 39.58%   28.29%   3.68% 24.23%
United States  5.19%    5.37%  6.23%    5.07%   7.01%  5.77%

Source: International Marketing Data and Statistics, 22nd Ed.
(Euromonitor 1998).

                CHANGE IN CONSUMER PRICE INDEXES

                                                        AVERAGE
               1992     1993   1994     1995    1996
1992-96        ----     ----   ----     ----    ----    -------
Hong Kong      9.3%     8.6%   8.1%     8.7%    6.0%     8.1%
Korea          6.4%     5.2%   5.7%     4.7%    4.8%     5.4%
Singapore      2.3%     2.4%   3.0%     1.7%    1.6%     2.2%
Taiwan         4.5%     2.9%   4.5%     3.7%    3.1%     3.7%
Thailand       3.8%     3.6%   5.3%     5.0%    5.4%     4.6%
Malaysia       4.8%     3.7%   3.5%     6.0%    3.0%     4.2%
Indonesia      8.3%     9.3%   8.5%     9.3%    6.6%     8.4%
Philippines    8.4%     7.8%   9.4%     7.9%    8.8%     8.5%
China          5.8%    14.5%  24.6%    16.6%    8.3%    14.0%
United States  3.0%     3.0%   2.6%     2.8%    2.9%     2.86%

Sources: Emerging Stock Markets Factbook, 1997; OECD Economic
Outlook, December 1997, Vol. 62.; World Bank (David Cislikowski and John Kim).

     As the economics of the countries that comprise the China
Region have experienced different levels of growth, so too have their stock markets. The following tables show the capitalization of the stock markets and the changes in stock prices as measured by local stock indexes.

           STOCK MARKET CAPITALIZATION ($US MILLIONS)

                1992       1993      1994      1995      1996
                ----       ----      ----      ----      ----
China          18,255    40,567     43,521    42,055   113,755
Hong Kong     170,793   381,459    267,331   301,065   449,381
Korea         107,448   139,420    191,778   181,955   138,817
Singapore      61,180   147,810    177,670   203,230   150,215
Taiwan        101,124   195,198    247,325   187,206   273,608
Thailand       58,259   130,510    131,479   141,507    99,828
Malaysia       94,004   220,328    199,276   222,729   307,179
Indonesia      12,038    32,953     47,241    66,585    91,016
Philippines    13,794    40,327     55,519    58,859    80,649

Sources: Emerging Stock Markets Factbook, 1997; World Bank (Kyuee
Pahk).


               ANNUAL PERCENTAGE CHANGES IN LOCAL
                      STOCK MARKET INDEXES

               1992       1993        1994       1995      1996
               ----       ----        ----       ----      ----
China        -12.87%       6.84%    -22.30%    -14.30%    65.17%
Hong Kong    -28.3%     -115.7%      31.1%     -23.0%      *
Korea         11.05%      27.67%     18.61%    -14.06%   -26.24%
Singapore     -2.4%       59.2%     -15.1%       4.09%     *
Taiwan       -26.60%      79.76%     17.36%    -27.38%    34.02%
Thailand      25.59%      88.36%    -19.18%    - 5.83%   -35.07%
Malaysia      15.77%      98.04%    -23.85%      2.47%    24.40%
Indonesia     10.89%     114.61%    -20.23%      9.41%    24.05%
Philippines    9.06%     154.42%    -12.84%     -6.88%    22.22%

* Not available.

Source: Emerging Stock Markets Factbook, 1997.

     Equity valuations in the China Region, as measured by price/earnings ratios, also vary from country to country according to economic growth forecasts, corporate earnings growth forecasts, the outlook for inflation, exchange rates and overall investor sentiment.

                      PRICE/EARNINGS RATIOS

               1992      1993      1994      1995      1996
               ----      ----      ----      ----      ----
Hong Kong      13.1      21.6      10.7      11.4      16.7
Korea          21.4      25.1      34.5      19.8      11.7
Singapore      19.15     24.7      30.4      23.3      23.1
Taiwan         16.6      34.7      36.8      21.4      28.2
Thailand       13.9      27.5      21.2      21.7      13.1
Malaysia       21.8      43.5      29.0      25.1      27.1
Indonesia      12.2      28.9      20.2      19.8      21.6
Philippines    14.1      38.8      30.8      19.0      20.0


Sources: Emerging Stock Markets Factbook, 1997; World Stock
Exchange Factbook, 1997.

     The following table shows changes in the currency exchange rates of each China Region country relative to the U.S. dollar for the years ended December 31, 1992-1996.


         CURRENCY MOVEMENTS VERSUS US DOLLAR (% CHANGE)

                     YEAR ENDED DECEMBER 31,
    --------------------------------------------------------
                 1992       1993      1994      1995      1996
                 ----       ----      ----      ----      ----
Hong Kong        0.39%     0.06%      0.13%     0.13%    -0.1%
Korea           -3.77%    -2.44%      2.49%     1.64%    -8.25%
Singapore       -0.88%     2.24%      9.16%     3.18%    -0.7%
Taiwan           1.31%    -4.51%      0.27%    -3.66%    -0.77%
Thailand        -1.73%     0.04%      1.47%    -0.34%    -1.76%
Malaysia         4.03%    -2.90%      5.46%     0.57%     0.53%
Indonesia       -3.85%    -1.88%     -4.32%    -3.87%    -3.22%
Philippines      2.15%    -5.19%     10.66%    -6.98%    -0.27%
China (Official)-5.84%    -0.84%    -45.6%      1.53%    -0.5%

Sources: Emerging Stock Markets Factbook, 1997; World Bank (David
Cislikowski).

                       IVY ASIA PACIFIC FUND
                         IVY CANADA FUND
                      IVY CHINA REGION FUND
                  IVY DEVELOPING NATIONS FUND
                         IVY GLOBAL FUND
                IVY GLOBAL NATURAL RESOURCES FUND
              IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                    IVY INTERNATIONAL FUND II
             IVY INTERNATIONAL SMALL COMPANIES FUND
                       IVY PAN-EUROPE FUND
                     IVY SOUTH AMERICA FUND

                           series of

                            IVY FUND
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432

               STATEMENT OF ADDITIONAL INFORMATION
                      ADVISOR CLASS SHARES

                         April 30, 1998

_________________________________________________________________

     Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen fully managed portfolios, each of which (except for Ivy South America Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Advisor Class shares of the eleven portfolios listed above (collectively, the "Funds," and each, a "Fund").
The other seven portfolios of the Trust are described in separate
SAIs.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds' Advisor Class shares dated April 30, 1998 (the "Prospectus"), which may be obtained upon request and without charge from the Distributor at the address and telephone number printed below. Advisor Class shares are only offered to certain investors (see the Prospectus). The Funds also offer Class A, Class B and Class C shares (and Class I shares, in the case of Ivy Global Science & Technology Fund, Ivy International Fund II and Ivy International Small Companies Fund), which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                       INVESTMENT MANAGER

                  Ivy Management, Inc. ("IMI")
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432
                    Telephone: (800) 777-6472

                           DISTRIBUTOR

                Ivy Mackenzie Distributors, Inc.
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432
                    Telephone: (800) 456-5111

                       INVESTMENT ADVISER

  (Ivy Canada Fund and Ivy Global Natural Resources Fund only)
                 Mackenzie Financial Corporation
                      150 Bloor Street West
                            Suite 400
                        Toronto, Ontario
                          CANADA M5S3B5
                    Telephone (416) 922-5322



                        TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . .  1

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . 10
     BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS . . . . 10
     BORROWING . . . . . . . . . . . . . . . . . . . . . . . . 11
     COMMERCIAL PAPER. . . . . . . . . . . . . . . . . . . . . 11
     CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . . 11
     DEBT SECURITIES . . . . . . . . . . . . . . . . . . . . . 12
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 12
          U.S. GOVERNMENT SECURITIES . . . . . . . . . . . . . 12
          INVESTMENT-GRADE DEBT SECURITIES . . . . . . . . . . 12
          LOW-RATED DEBT SECURITIES. . . . . . . . . . . . . . 13
          ZERO COUPON BONDS. . . . . . . . . . . . . . . . . . 14
     FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED"
          SECURITIES . . . . . . . . . . . . . . . . . . . . . 14
     FORWARD FOREIGN CURRENCY CONTRACTS. . . . . . . . . . . . 14
     FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . . 15
          DEPOSITORY RECEIPTS. . . . . . . . . . . . . . . . . 16
          EMERGING MARKETS . . . . . . . . . . . . . . . . . . 16
          FOREIGN CURRENCIES . . . . . . . . . . . . . . . . . 17
     CONCENTRATION RISKS . . . . . . . . . . . . . . . . . . . 17
          THE ASIA-PACIFIC REGION. . . . . . . . . . . . . . . 18
          THE CHINA REGION . . . . . . . . . . . . . . . . . . 18
          CANADIAN SECURITIES. . . . . . . . . . . . . . . . . 19
          NATURAL RESOURCES AND PHYSICAL COMMODITIES . . . . . 20
          SOUTH AMERICAN SECURITIES. . . . . . . . . . . . . . 20
     ILLIQUID SECURITIES . . . . . . . . . . . . . . . . . . . 22
     REAL ESTATE INVESTMENT TRUSTS (REITS) . . . . . . . . . . 23
     REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . 23
     SMALL COMPANIES . . . . . . . . . . . . . . . . . . . . . 23
     WARRANTS. . . . . . . . . . . . . . . . . . . . . . . . . 23
     OPTIONS TRANSACTIONS. . . . . . . . . . . . . . . . . . . 23
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 23
          WRITING OPTIONS ON INDIVIDUAL SECURITIES . . . . . . 24
          PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. . . . . 25
          PURCHASING AND WRITING OPTIONS ON SECURITIES
               INDICES . . . . . . . . . . . . . . . . . . . . 25
          RISKS OF OPTIONS TRANSACTIONS. . . . . . . . . . . . 26
     FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . 27
          IN GENERAL.. . . . . . . . . . . . . . . . . . . . . 27
          FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED
               OPTIONS.. . . . . . . . . . . . . . . . . . . . 27
          RISKS ASSOCIATED WITH FUTURES AND RELATED
               OPTIONS.. . . . . . . . . . . . . . . . . . . . 28
     STOCK INDEX FUTURES CONTRACTS . . . . . . . . . . . . . . 29
          RISKS OF SECURITIES INDEX FUTURES. . . . . . . . . . 29
     COMBINED TRANSACTIONS . . . . . . . . . . . . . . . . . . 30

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 30

ADDITIONAL RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 35

ADDITIONAL RIGHTS AND PRIVILEGES . . . . . . . . . . . . . . . 36
     AUTOMATIC INVESTMENT METHOD . . . . . . . . . . . . . . . 36
     EXCHANGE OF SHARES. . . . . . . . . . . . . . . . . . . . 37
     RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . . 37
          INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . 38
          QUALIFIED PLANS. . . . . . . . . . . . . . . . . . . 39
          DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
               CHARITABLE ORGANIZATIONS ("403(B)(7)
               ACCOUNT") . . . . . . . . . . . . . . . . . . . 40
          SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS . . . . . . 40
     SYSTEMATIC WITHDRAWAL PLAN. . . . . . . . . . . . . . . . 41
     GROUP SYSTEMATIC INVESTMENT PROGRAM . . . . . . . . . . . 41

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 41

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . 44
     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. . . . . . . . . 48

COMPENSATION TABLE . . . . . . . . . . . . . . . . . . . . . . 49

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . 51
     BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES. . . 51
     DISTRIBUTION SERVICES . . . . . . . . . . . . . . . . . . 54
          RULE 18F-3 PLAN. . . . . . . . . . . . . . . . . . . 55
     CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . 55
     FUND ACCOUNTING SERVICES. . . . . . . . . . . . . . . . . 55
     TRANSFER AGENT AND DIVIDEND PAYING AGENT. . . . . . . . . 56
     ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . 56
     AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . . 56

CAPITALIZATION AND VOTING RIGHTS . . . . . . . . . . . . . . . 57

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . 61

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . 62

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 62

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
     OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD
          CONTRACTS. . . . . . . . . . . . . . . . . . . . . . 64
     CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES
           . . . . . . . . . . . . . . . . . . . . . . . . . . 65
     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. . . . 65
     DEBT SECURITIES ACQUIRED AT A DISCOUNT. . . . . . . . . . 65
     DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . 66
     DISPOSITION OF SHARES . . . . . . . . . . . . . . . . . . 67
     FOREIGN WITHHOLDING TAXES . . . . . . . . . . . . . . . . 67
     BACKUP WITHHOLDING. . . . . . . . . . . . . . . . . . . . 68

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . 68
     AVERAGE ANNUAL TOTAL RETURN . . . . . . . . . . . . . . . 69
     CUMULATIVE TOTAL RETURN . . . . . . . . . . . . . . . . . 69
     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION . . 70

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 70

APPENDIX A
DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . 72

APPENDIX B

SELECTED ECONOMIC AND MARKET DATA FOR
ASIA PACIFIC AND CHINA REGION COUNTRIES. . . . . . . . . . . . 75



               INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objective and policies, which are described in the Prospectus under the captions "Investment Objectives and Policies" and "Risk Factors and Investment Techniques." The different types of securities and investment techniques used by the Funds involve varying degrees of risk, and are described more fully under "Risk Factors," below.

     IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this Prospectus are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

     The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix C to the SAI for further information about the economic characteristics of certain Asia-Pacific countries.

     The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Service, Inc. ("Moody's") or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

     As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada,
(ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Advisor),
(iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities,
(v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.

     The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

     For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

     The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies
(a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix B to the SAI for further information about the economic characteristics of certain China Region countries.

     The balance of the Fund's assets ordinarily are invested in
(i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"),
(c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



   Ivy Developing Nations Fund    :  The Fund's principal
objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies (a) for which the principal securities trading market is an emerging market (as defined above), (b) that each (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or
(c) that are organized under the laws of (and with a principal office in) an emerging market country.

     The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

     For purposes of capital appreciation, the Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

     The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund had 1.05% of its total assets invested in low-rated debt securities.

     The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

     IVY GLOBAL NATURAL RESOURCES FUND: The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

     MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

     For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.

     Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

     IVY INTERNATIONAL FUND II: The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

     In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

     For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

        Ivy South America Fund    :  The Fund's principal
investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America;
(b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank;
(c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela, which IMI believes are the most developed capital markets in South America. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants
(any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

     The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds. As of December 31, 1997, the Fund held no low-rated debt securities.

     To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limit in such instruments, and (ii) borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).

     The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

                          RISK FACTORS

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, a Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. A Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the particular Fund. A Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

BORROWING

     Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. All borrowings will be repaid before any additional investments are made.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. A Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

CONVERTIBLE SECURITIES

     The convertible securities in which a Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations (see following section). Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

     IN GENERAL. Investing in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility).

Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.
Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

     INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

     LOW-RATED DEBT SECURITIES. Securities rated lower than Baa or BBB and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds) are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

     Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds.
Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security.

     Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     While IMI may refer to ratings issued by established credit rating agencies, it is not IMI's policy to rely exclusively on such ratings, but rather to supplement such ratings with its own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may, to the extent of its investment in low-rated debt securities, be more dependent upon IMI's credit analysis than would be the case if the Funds were investing in higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

     ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends repre-senting such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

     New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

FORWARD FOREIGN CURRENCY CONTRACTS

     A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, a Fund generally will not enter into a forward contract with a term of greater than one year.

     A Fund will hold cash or liquid securities in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

FOREIGN SECURITIES

     A Fund may invest in securities of foreign issuers, including non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs"), Global Depository Shares ("GDSs") and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Funds' domestic investments.

     Although each Fund's Advisor intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

     Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although IMI will endeavor to achieve the most favorable net results on a Fund's portfolio transactions. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to a Fund associated with the foregoing considerations through investment variation and continuous professional management.

     DEPOSITORY RECEIPTS. ADRs, GDRs and similar instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company, evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

     EMERGING MARKETS. Certain Funds could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect a Fund's performance favorably or unfavorably.

     In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of a Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

     Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     FOREIGN CURRENCIES. Investment in foreign securities usually will involve currencies of foreign countries. A Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Funds' Custodian values each Fund's assets daily in terms of U.S. dollars, the Funds generally do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

     Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

   CONCENTRATION RISKS

     THE ASIA-PACIFIC REGION. Certain Asia-Pacific countries in which Ivy Asia Pacific Fund is likely to invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

     Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities issued in the United States or in other developed countries, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

     Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

     The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries.

For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

     Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

     THE CHINA REGION. Investors in Ivy China Region Fund should be aware that many of the China Region countries in which the Fund is likely to invest may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and
(vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Ivy China Region Fund invests and adversely affect the value of its assets.

     China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

     To the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restriction on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. See also "Selected Economic and Market Data for Asia Pacific and China Region Countries" in Appendix B to this SAI.

     CANADIAN SECURITIES. Ivy Canada Fund invests primarily in Canadian securities. The Canadian securities market is among the largest in the world. Equity securities are traded primarily on the country's five independent regional stock exchanges: The Toronto Stock Exchange ("TSE"), the Montreal Exchange ("ME"), the Vancouver Stock Exchange ("VSE"), the Alberta Stock Exchange and the Winnipeg Stock Exchange. The TSE, which is the largest regional exchange, had a total market capitalization of $1190.8 billion as of November 1996 and its 1,304 listed companies had a November 1996 trading volume of 2,610,118,602 shares. A small percentage of Canadian stocks are traded on the unlisted or OTC market. In contrast, almost all debt securities are traded on the OTC. Interlisting is common among the Canadian and U.S. stock exchanges and the OTC markets. In addition, the TSE, the American Stock Exchange and the Midwest Stock Exchange are electronically linked to permit the order routing of interlisted securities on those stock exchanges. The ME and the Boston Stock Exchange are similarly linked. Ivy Canada Fund invests less than 1% of its assets in securities listed solely on the VSE.

     The economy of Canada is strongly influenced by the activities of companies and industries involved in the production and processing of natural resources. The companies may include those involved in the energy industry, industrial materials (chemicals, base metals, timber and paper) and agricultural materials (grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects. Economic prospects are changing due to recent government attempts to reduce restrictions against foreign investment.

     Many factors, including social, environmental and economic conditions, that are not within the control of Canada affect and could have an adverse impact on the financial condition of Canada. IMI is unable to predict what effect, if any, such factors would have on instruments held in a Fund's portfolio.

     Beginning in January of 1989 the U.S. - Canada Free Trade Agreement will be phased in over a period of 10 years. This agreement will remove tariffs on U.S. technology and Canadian agricultural products in addition to removing trade barriers affecting other important sectors of each country's economy. Additionally, the implementation of the North American Free Trade Agreement in January 1994 is expected over time to lead to increased trade and reduced barriers between Canada and the United States.

     Canada is one of the world's leading industrial countries, as well as a major exporter of agricultural products. Canada is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper. Forest covers over 44% of land area, making Canada a leading world producer of newsprint.

     Canada is also a major producer of hydroelectricity, oil and gas. The business activities of companies in the energy field may include the production, generation, transmission, marketing, control or measurement of energy or energy fuels.

     Canadian securities exchanges are self-regulatory agencies that are recognized by the securities administrators of the province in which the exchange is located. The largest, most active Canadian exchange is the TSE, which is a self-regulated agency recognized by the Ontario Securities Commission. Canadian securities regulation differs in certain respects from United States securities regulation. For example, the amount of information available concerning companies that have securities traded on Canadian exchanges and do not have securities traded on an exchange in the United States is generally less than that available concerning companies which have securities traded on United States exchanges. See "Risk Factors and Investment Techniques" in the Prospectus for a discussion of the risks associated with investing in the securities of foreign companies.

     NATURAL RESOURCES AND PHYSICAL COMMODITIES. Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

     Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries.
In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

     Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Ivy Global Natural Resources Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

     SOUTH AMERICAN SECURITIES.  Investors in Ivy South
America Fund should be aware that investing in the securities of South American issuers may entail risks relating to the potential political and economic instability of certain South American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     The securities markets of South American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many South American securities markets
and limited trading volume in the securities of   South American
issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      Ivy South America Fund invests in securities denominated in currencies of South American countries.
Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S.
dollar value of the Fund's assets denominated in those currencies.

     Some South American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain South American countries may restrict the free conversion of their currencies into other countries. Further, certain South American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund's net asset value.

     The economies of individual South American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain South American countries have experienced high levels of inflation which can have a debilitating effect on the economy.
Furthermore, certain South American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

     Certain South American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain South American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     Governments of many South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

     Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts
have also been implemented.   South American equity markets can
be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

ILLIQUID SECURITIES

     A Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

     Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

     Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

REAL ESTATE INVESTMENT TRUSTS (REITS)

     A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS

     Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, a Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. A Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by its Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

SMALL COMPANIES

     Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

WARRANTS

     The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

     IN GENERAL. A Fund may engage in transactions in options on securities and stock indices in accordance with its stated investment objective and policies. A Fund may also purchase put options on securities and may purchase and sell (write) put and call options on stock indices. Options on securities and stock indices purchased or written by a Fund will be limited to options traded on national securities exchanges, boards of trade or similar entities, or in the OTC markets.

     A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

     If the writer of an option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date.

     A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Taxation."

     A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and a Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon a Fund's holding period for the option.

     Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by a Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, a Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

     WRITING OPTIONS ON INDIVIDUAL SECURITIES.  A Fund may write
(sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. A Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of a Fund, the Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     A Fund may write covered call options as described in the Fund's Prospectus. A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. A Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

     As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

     PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. A Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by a Fund for leveraging purposes.

     A Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, a Fund would sell the underlying security for the exercise price either upon exercise of the call option it has written or by exercising the put option it holds.
A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

     PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. A Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Options on indices are similar to options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

     When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain special risks. During the option period, the covered call writer, in return for the premium on the option, has given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists.

There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.

In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

     A Fund's options activities may impact the level of its portfolio turnover and brokerage commissions. See "Portfolio
Turnover."

     A Fund's success in using options techniques depends, among other things, on the Advisor's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, time and duration of options.

FUTURES CONTRACTS

     IN GENERAL. A Fund may enter into futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) in a segregated account a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations. When purchasing a futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract.

     When selling a futures contact, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract.

     A Fund will only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.

     FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

     An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency (i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies).
A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Fund will only enter into currency futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

     RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

     Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

STOCK INDEX FUTURES CONTRACTS

     A Fund may enter into stock (or "securities") index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. A Fund will not engage in transactions in futures contracts for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase.

     An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, a Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

     RISKS OF SECURITIES INDEX FUTURES. A Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

     A Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Insofar as such securities do not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the hedging instrument.

     Although a Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

     Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     A Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

     When purchasing an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

     When selling an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets with the Fund's Custodian in a segregated account).

COMBINED TRANSACTIONS

     A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                     INVESTMENT RESTRICTIONS

A Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to that Fund without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of that Fund. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International
Small Companies Fund,    Ivy South America Fund    ,    Ivy
Developing Nations Fund     and Ivy Pan-Europe Fund may not:

(i)make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

(ii)issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science &
Technology Fund, Ivy International Small Companies Fund,    Ivy
Developing Nations Fund     and Ivy Pan-Europe Fund may not:

(i)purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

Further, as a matter of fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy International Fund II,
   Ivy South America Fund     and    Ivy Developing Nations
Fund     may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund,    Ivy
South America Fund     and    Ivy Developing Nations Fund     may
not:

     (i)  purchase securities on margin.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II,    Ivy South America Fund     and    Ivy
Developing Nations Fund     may not:

     (i) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Global Natural
Resources Fund, Ivy International Fund II, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

     (ii) Make loans, except this restriction shall not prohibit
          (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or, with respect to Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund, (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees.

Further, as a matter of fundamental policy, Ivy Canada Fund, Ivy
Global Fund, Ivy Global Natural Resources Fund, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Make investments in securities for the purpose of exercising control over or management of the issuer; or

     (ii) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws.

Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe may not:

     (i) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy International Fund II,    Ivy South
America Fund     and    Ivy Developing Nations Fund     may not:

     (i) purchase or sell real estate or commodities and commodity contracts.

     Each of Ivy China Region Fund, Ivy International Fund II,
   Ivy South America Fund     and    Ivy Developing Nations
Fund     will continue to interpret fundamental investment
restriction (i) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund,    Ivy South America Fund     and    Ivy
Developing Nations Fund     may not:

     (i)  sell securities short.

     Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International
Small Companies Fund,    Ivy South America Fund     and    Ivy
Developing Nations Fund     may not:

     (i) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned).

Further, as a matter of fundamental policy, each of    Ivy South
America Fund     and    Ivy Developing Nations Fund     may not:

     (i) borrow money, except for temporary or emergency purposes; provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, Ivy China Region Fund may not:

     (i) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

Further, as a matter of fundamental policy, Ivy Canada Fund and Ivy Global Fund may not:

     (i) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager (in the case of Ivy Global Fund) or the investment adviser, Mackenzie Financial Corporation (the "Investment Adviser") (in the case of Ivy Canada Fund) for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

     (ii) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

     (iii) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

     (iv) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

     (v) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing.

Further, as a matter of fundamental policy, Ivy Canada Fund may not:

     (i) Write or buy puts, calls, straddles or spreads; invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, and (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus.

Further, as a matter of fundamental policy, Ivy Global Fund may not:

     (i) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in
          Section 12(d)(1) of the Investment Company Act of 1940
          (the "1940 Act").

Further, as a matter of fundamental policy, Ivy Global Science &
Technology Fund may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities, except for its own capital stock, and except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws;

     (ii) purchase or sell real estate or commodities and commodity contracts; provided, however, that the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein, and except that, subject to the policies and restrictions set forth in the Prospectus and elsewhere in this SAI,
          (i) the Fund may enter into futures contracts, and options thereon, and (ii) the Fund may enter into forward foreign currency contracts and currency futures contracts, and options thereon; or

     (iii)     sell securities short, except for short sales
     "against
          the box."

Further, as a matter of fundamental policy, Ivy International
Fund II may not:

     (i) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

     (ii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

     Under the 1940 Act, a Fund is permitted, subject to each Fund's investment restrictions, to borrow money only from banks.
The Trust has no current intention of borrowing amounts in excess of 5% of each of the Fund's assets.

                     ADDITIONAL RESTRICTIONS

     Unless otherwise indicated, each Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies
Fund,    Ivy South America Fund    ,    Ivy Developing Nations
Fund     and Ivy Pan-Europe Fund may not:

     (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid.

Further, as a matter of non-fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy Global Science &
Technology Fund, Ivy International Fund II,    Ivy South America
Fund     and    Ivy Developing Nations Fund     may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs.

Further, as a matter of non-fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources
Fund, Ivy International Small Companies Fund,    Ivy South
America Fund    ,    Ivy Developing Nations Fund     and Ivy Pan-
Europe Fund may not:

     (i) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder.

Further, as a matter of non-fundamental policy, each of Ivy China
Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II,    Ivy South America Fund     and    Ivy
Developing Nations Fund     may not:

     (i) invest in companies for the purpose of exercising control of management; or

     (ii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges.

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy Global Natural Resources Fund,
Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs).

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy International Small Companies
Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell real estate limited partnership interests.

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Fund II, Ivy International Small Companies Fund and
Ivy Pan-Europe Fund may not:

     (i) sell securities short, except for short sales "against the box."

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account.

Further, as a matter of non-fundamental policy,    Ivy South
America Fund     may not:

     (i) purchase or retain securities of an issuer if, with respect to 75% of the Fund's total assets, such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the particular Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

                ADDITIONAL RIGHTS AND PRIVILEGES

     The Trust offers and (except as noted below) bears the cost of providing to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by Ivy Mackenzie Distributors, Inc. ("IMDI"). These funds are: Ivy
Growth Fund, Ivy Growth with Income Fund,    Ivy US Emerging
Growth Fund    ,    Ivy High Yield Fund    , Ivy Bond Fund and
Ivy Money Market Fund (the other    six     series of the Trust).

Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors. Accordingly, Advisor Class shares of Ivy International Fund are not available for purchase.



AUTOMATIC INVESTMENT METHOD

The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $250 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $250 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

        As described in the Prospectus, Advisor Class shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund). Before effecting an exchange, shareholders should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

     Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund on the basis of the relative net asset value per Advisor
Class share. The minimum value of Advisor Class shares that may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of a Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of the Fund to less than $10,000. Exchanges are available only in states where the exchange can legally be made.

     Each exchange will be made on the basis of the relative net asset values per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

     An exchange of shares between any of the Funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

RETIREMENT PLANS

     Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single plan account, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

     The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

     Retirement Plan New Account Fee           no fee
     Retirement Plan Annual Maintenance Fee    $10.00 per account

     For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

     The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

        INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Trust may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy Fund if that fund primarily distributes exempt-interest dividends).

     An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

     In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

     An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on
(i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

     Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated benefi-ciary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distribu-tions will result in the imposition of a 50% non-deductible penalty tax. Extremely large distributions in any one year (other than 1997, 1998 or 1999) from an IRA (or from an IRA and other retirement plans) may also result in a penalty tax.

     ROTH IRAS: Shares of the Trust also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

     A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

     An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

     No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and education expenses.

     An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

     QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

     In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

     A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

     Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees.
Similar contribution and deduction rules apply to corporate employers.

     Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
(5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(6) rolls over the distribution.

     The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

        DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

     Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled;
(3) uses the withdrawal to pay tax-deductible medical expenses;
(4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

     SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year. Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically (minimum distribution amount -- $250), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder.

To be eligible to elect a Withdrawal Plan, a shareholder must continually maintain an account balance of at least $10,000 in his or her account. Additional investments made by investors participating in a Withdrawal Plan must equal at least $250 each while the Withdrawal Plan is in effect. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

     A redemption under a Withdrawal Plan is a taxable event.
Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

     An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC.

If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal
Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

     Shares may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code.

The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

     With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMSC each currently charge a maintenance fee of $6.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                      BROKERAGE ALLOCATION

     Subject to the overall supervision of the President and the Board, IMI (or MFC with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions, and, therefore, brokerage commissions are usually not required to be paid by the particular Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources
Fund) attempts to deal directly with the principal market makers, except in those circumstances where IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund) believes that a better price and execution are available elsewhere.

     Each Fund' investment manager (MFC, for Ivy Canada Fund and Ivy Global Natural Resources Fund, and IMI for all of the other Funds) selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the investment manager in servicing all of its accounts. In addition, not all of these services may be used by the investment manager in connection with the services it provides to a particular Fund or the Trust. A Fund's investment manager may consider sales of shares of a Fund as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. The investment manager will not, however, execute brokerage transactions other than at the best price and execution.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid brokerage commissions of $79,464,
$102,121 and $130,955, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid brokerage commissions of
$70,459, $62,812 and $70,846, respectively.

     During the fiscal years ended December 31, 1995, 1996, and 1997 Ivy Global Fund paid brokerage commissions of $96,124,
$90,904 and $123,985, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid brokerage commissions of
$17,184, $15,756 and $17,213,  respectively.

During the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy Developing Nations Fund paid brokerage commissions of and $15,236, $95,606 and $181,553, respectively.

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996 Ivy Global Science & Technology Fund paid brokerage commissions of $37,065. During the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid brokerage commissions of $99,546.

     During the fiscal year ended December 31, 1997, Ivy Asia
Pacific Fund paid brokerage commissions of $18,500.

     During the fiscal year ended December 31, 1997, Ivy Global
Natural Resources Fund paid brokerage commissions of $133,788.

     During the fiscal year ended December 31, 1997, Ivy
International Small Companies Fund paid brokerage commissions of $17,540.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II paid brokerage commissions of $1,080.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy Pan-Europe Fund paid brokerage commissions of $406,191.

     Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI (MFC, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that each the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may discontinue accepting securities as payment for the Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


                      TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                         POSITION
                         WITH THE    BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE       TRUST       AND PRINCIPAL OCCUPATIONS

   John S. Anderegg, Jr. Trustee     Chairman, Dynamics Research
60 Concord Street                    Corp. (instruments and
Wilmington, MA  01887                controls); Director, Burr-
Age: 74                              Brown Corp. (operational
                                     amplifiers); Director,
                                     Metritage Incorporated
                                     (level measuring
                                     instruments); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Paul H. Broyhill         Trustee     Chairman, BMC Fund, Inc.
800 Hickory Blvd.                    (1983-present); Chairman,
Golfview Park-Box 500                Broyhill Family Foundation,
Lenoir, NC 28645                     Inc. (1983-Present);
Age:  74                             Chairman and President,
                                     Broyhill Investments, Inc.
                                     (1983-present); Chairman,
                                     Broyhill Timber Resources
                                     (1983-present); Management
                                     of a personal portfolio of
                                     fixed-income and equity
                                     investments (1983-present);
                                     Trustee of Mackenzie Series
                                     Trust (1988-1998); Director
                                     of The Mackenzie Funds Inc.
                                     (1988-1995).

Stanley Channick         Trustee     President and Chief
11 Bala Avenue                       Executive Officer, The
Bala Cynwyd, PA 19004                Whitestone Corporation
Age:  75                             (insurance agency);
                                     Chairman, Scott Management
                                     Company (administrative
                                     services for insurance
                                     companies); President, The
                                     Channick Group (consultants
                                     to insurance companies and
                                     national trade
                                     associations); Trustee of
                                     Mackenzie Series Trust
                                     (1994-1998);Director of The
                                     Mackenzie Funds Inc. (1994-
                                     1995).

Frank W. DeFriece, Jr.   Trustee     Director, Manager and Vice
The Landmark Centre                  President, Director and
113 Landmark Lane,                   Fund Manager, Massengill-
Suite B                              DeFriece Foundation
Bristol, TN  37620-2285              (charitable organization)
Age: 77                              (1950-present); Trustee and
                                     Vice Chairman, East
                                     Tennessee Public
                                     Communications Corp. (WSJK-
                                     TV) (1984-present); Trustee
                                     of Mackenzie Series Trust
                                     (1985-1998);Director of The
                                     Mackenzie Funds Inc. (1987-
                                     1995).

Roy J. Glauber           Trustee     Mallinckrodt Professor of
Lyman Laboratory                     Physics, Harvard
of Physics                           University (1974-present);
Harvard University                   Trustee of Mackenzie Series
Cambridge, MA 02138                  Trust (1994-1997).
Age: 72

Michael G. Landry        Trustee     President, Chief Executive
700 South Federal Hwy.   and         Officer and Director of
Suite 300                Chairman    Mackenzie Investment
Boca Raton, FL  33432                Management Inc. (1987-
Age: 51                              present); President,
[*Deemed to be an                    Director and Chairman of
"interested person"                  Ivy Management Inc. (1992-
of the Trust, as                     present); Chairman and
defined under the                    Director of Ivy Mackenzie
1940 Act.]                           Services Corp.(1993-
                                     present); Chairman and
                                     Director of Ivy   Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Director and
                                     President of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994);  Director and
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Trustee of Mackenzie Series
                                     Trust (1987-1998);
                                     President of Mackenzie
                                     Series Trust (1987-1996);
                                     Chairman of Mackenzie
                                     Series Trust (1996-1998).

Joseph G. Rosenthal      Trustee     Chartered Accountant
110 Jardin Drive                     (1958-present); Trustee of
Unit #12                             Mackenzie Series Trust
Concord, Ontario Canada              (1985-1998); Director of
L4K 2T7                              The Mackenzie Funds Inc.
Age: 63                              (1987-1995).

Richard N. Silverman     Trustee     Director, Newton-Wellesley
18 Bonnybrook Road                   Hospital; Director, Beth
Waban, MA  02168                     Israel Hospital; Director,
Age: 74                              Boston Ballet; Director,
                                     Boston Children's Museum;
                                     Director, Brimmer and May
                                     School.

J. Brendan Swan          Trustee     President, Airspray
4701 North Federal Hwy.              International, Inc.;
Suite 465                            Joint Managing Director,
Pompano Beach, FL  33064             Airspray International
Age: 67                              B.V. (an environmentally
                                     sensitive packaging
                                     company); Director of
                                     Polyglass LTD.; Director,
                                     The Mackenzie Funds Inc.
                                     (1992-1995); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Keith J. Carlson         Trustee     Senior Vice President of
700 South Federal Hwy.   and         Mackenzie Investment
Suite 300                President   Management, Inc. (1996
Boca Raton, FL 33432                 -present); Senior Vice
Age: 41                              President and Director of
[*Deemed to be an                    Mackenzie Investment
"interested person"                  Management, Inc. (1994
of the Trust, as                     -1996); Senior Vice
defined under the                    President and Treasurer of
1940 Act.]                           Mackenzie Investment
                                     Management, Inc. (1989-
                                     1994); Senior Vice
                                     President and Director of
                                     Ivy Management Inc. (1994-
                                     present); Senior Vice
                                     President, Treasurer and
                                     Director of Ivy Management
                                     Inc. (1992-1994); Vice
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Senior Vice President and
                                     Director, Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1993-1996);
                                     Trustee and President of
                                     Mackenzie Series Trust
                                     (1996-1998); Vice President
                                     of Mackenzie Series Trust
                                     (1994-1998); Treasurer of
                                     Mackenzie Series Trust
                                     (1985-1994); President,
                                     Chief Executive Officer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Executive Vice
                                     President and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1993-1994); Trustee
                                     of Mackenzie Series Trust
                                     (1996-1998).

C. William Ferris        Secretary/  Senior Vice President,
700 South Federal Hwy.   Treasurer   Chief Financial Officer
Suite 300                            and Secretary/Treasurer
Boca Raton, FL  33432                of Mackenzie Investment
Age: 53                              Management Inc. (1995-
                                     present); Senior Vice
                                     President, Finance and
                                     Administration/Compliance
                                     Officer of Mackenzie
                                     Investment Management Inc.
                                     (1989-1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Clerk of Ivy
                                     Management Inc. (1994-
                                     present); Vice President,
                                     Finance/Administration and
                                     Compliance Officer of Ivy
                                     Management Inc. (1992-
                                     1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1994-present);
                                     Secretary/Treasurer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Services
                                     Corp. (1993-1996);
                                     Secretary/Treasurer of The
                                     Mackenzie Funds Inc. (1993-
                                     1995); Secretary/Treasurer
                                     of Mackenzie Series Trust
                                     (1994-1998).

James W. Broadfoot       Vice        Executive Vice President,
700 South Federal Hwy.   President   Ivy Management Inc. (1996-
Suite 300                            present); Senior Vice
Boca Raton, FL  33432                President, Ivy Management,
Age: 56                              Inc. (1992-1996); Director
                                     and Senior Vice President,
                                     Mackenzie Investment
                                     Management Inc. (1995-
                                     present); Senior Vice
                                     President, Mackenzie
                                     Investment Management Inc.
                                     (1990-1995).

     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics. The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.




                         COMPENSATION TABLE
                            IVY FUND
              (FISCAL YEAR ENDED DECEMBER 31, 1997)

                                                       TOTAL
                            PENSION OR                 COMPENSA-
                            RETIREMENT                 TION FROM
                            BENEFITS    ESTIMATED      TRUST AND
                 AGGREGATE  ACCRUED AS  ANNUAL         FUND COM-
                 COMPENSA-  PART OF     BENEFITS       PLEX PAID
NAME,            TION       FUND        UPON           TO
POSITION         FROM TRUST EXPENSES    RETIREMENT
TRUSTEES[*]

John S.          $13,722    N/A         N/A            $15,000
 Anderegg, Jr.
(Trustee)

Paul H.          $13,722    N/A         N/A            $15,000
 Broyhill
(Trustee)

Keith J.         $0         N/A         N/A            $0
 Carlson
(Trustee and
 President)

Stanley          $13,722    N/A         N/A            $15,000
  Channick
(Trustee)

Frank W.         $13,722    N/A         N/A            $15,000
 DeFriece, Jr.
(Trustee)

Roy J.           $13,722    N/A         N/A            $15,000
 Glauber
(Trustee)

Michael G.       $0         N/A         N/A            $0
 Landry
(Trustee and
 Chairman of
 the Board)

Joseph G.        $13,722    N/A         N/A            $15,000
 Rosenthal
(Trustee)

Richard N.       $13,722    N/A         N/A            $15,000
 Silverman
(Trustee)

J. Brendan       $13,722    N/A         N/A            $15,000
 Swan
 (Trustee)

C. William       $0         N/A         N/A            $0
 Ferris
 (Secretary/Treasurer)

[*] During the year ended December 31, 1997, the fund complex consisted of the Trust, which had 17 funds at year end, and Mackenzie Series Trust, an open-end, management investment company comprised of 4 funds that were reorganized into series of unaffiliated investment companies on September 5, 1997.

     As of April 27, 1998, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of the Funds and of the other seven Ivy funds that are series of the Trust but that are not described in this SAI, except that the Officers and Trustees of the Trust as a group owned 2.838% and 2.348%, respectively, of Ivy Asia Pacific Fund Class A shares and Ivy Global Natural Resources Fund Class A shares as of that date.


            INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     IMI provides business management and investment advisory services to each Fund (other than Ivy Canada Fund and Ivy Global Natural Resources Fund) pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI provides business management services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to a Business Management Agreement (the "Management Agreement"). The Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved (i) by the sole shareholder of Ivy China Region Fund on October 23, 1993, (ii) by
the sole shareholder of each of    Ivy South America Fund     and
   Ivy Developing Nations Fund     on October 28, 1994, (iii) by
the sole shareholder of each of Ivy Global Fund and Ivy Canada Fund on January 27, 1995, (iv) by the sole shareholder of Ivy Global Science & Technology Fund on July 16, 1996, (v) by the sole shareholder of each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund on December 13, 1996, and (vi) by the sole shareholder of each of Ivy International Fund II and Ivy Pan-Europe Fund on April 30, 1997. Prior to shareholder approval, the Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved by the Board (including a majority of the Trustees who are neither "interested persons," as defined in the 1940 Act, of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees")) (i) on August 23, 1993 with respect to Ivy China
Region Fund, (ii) on September 17, 1994 with respect to    Ivy
South America Fund     and    Ivy Developing Nations Fund    ,
(iii) on September 29, 1994 with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, (iv) on June 8, 1996 with respect to Ivy Global Science & Technology Fund, (v) on December 7, 1996 with respect to each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, (vi) on February 8, 1997 with respect to Ivy Pan-Europe Fund, and (vii) on April 29, 1997 with respect to Ivy International Fund II.

     Until January 31, 1995 MIMI served as the manager and investment adviser to Ivy Global Fund and as manager to Ivy Canada Fund, which were then series of The Mackenzie Funds Inc. (the "Company"). On January 31, 1995, MIMI's interest in the Agreement (in the case of Ivy Global Fund) and in the Management Agreement (in the case of Ivy Canada Fund) was assigned by MIMI to IMI, which is a wholly owned subsidiary of MIMI. The provisions of the Agreement and the Management Agreement remain unchanged by IMI's succession to MIMI thereunder. MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the TSE. MIMI is a subsidiary of MFC, 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and registered in Ontario as a mutual fund dealer whose shares are listed for trading on the TSE. MFC provides investment advisory services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to an Investment Advisory Agreement (the "MFC Agreement"). The MFC Agreement was approved (i) by the sole shareholder of Ivy Canada Fund on January 27, 1995 and (ii) by the sole shareholder of Ivy Global Natural Resources Fund on December 13, 1996. Prior to shareholder approval, the MFC Agreement was approved by the Board (including a majority of Independent Trustees) (i) on September 29, 1994 with respect to Ivy Canada Fund and (ii) on December 7, 1996 with respect to Ivy Global Natural Resources Fund.

     IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act: Ivy Growth Fund, Ivy US Emerging Growth Fund, Ivy Growth with Income Fund, Ivy Bond Fund, Ivy High Yield Fund and Ivy Money Market Fund.

     The Agreement obligates IMI to make investments for the accounts of each Fund (except Ivy Canada Fund and Ivy Global Natural Resources Fund) in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by these Funds and places orders with brokers or dealers who deal in such securities. The Advisory Agreement obligates MFC to make investments for the account of each of Ivy Canada Fund and Ivy Global Natural Resources Fund, in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, the 1940 Act and the provisions of the Code, relating to regulated investment companies, subject to policy decisions adopted by the Board. MFC also determines the securities to be purchased or sold by each of Ivy Canada Fund and Ivy Global Natural Resources Fund and places orders with brokers or dealers who deal in such securities.

     Under the Agreement (the Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to that Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the particular Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the particular Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies. Pursuant to the Management Agreement, IMI is also responsible for reviewing the activities of MFC to insure that each of Ivy Canada Fund and Ivy Global Natural Resources Fund is operated in compliance with each such Fund's investment objectives and policies and with the 1940 Act.

     Ivy Global Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the first $500 million of its average net assets, reduced to 0.75% on average net assets over $500 million.

Each of the other Funds (except Ivy Canada Fund and Ivy Global Natural Resources Fund) pays IMI a monthly fee for providing business management and investment advisory serves at an annual rate of 1.00% of each of the Fund's average net assets. Ivy Canada Fund and Ivy Global Natural Resources Fund each pays IMI a monthly fee for providing business management services at an annual rate of 0.50% of each such Fund's average net assets.

        For advisory services, Ivy Canada Fund and Ivy Global Natural Resources Fund each pays MFC a monthly fee at an annual rate of 0.35% and 0.50%, respectively, of the average net assets of each such Fund. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid MFC fees of $67,229, $65,289 and $53,306, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid IMI $200,605, $233,804 and
$277,601 respectively (of which IMI reimbursed $106,085, $65,675 and $18,377, respectively, pursuant to voluntary expense limitations).

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMI received fees of $96,041, $93,270 and $76,152, respectively, from Ivy Canada Fund (of which IMI reimbursed $63,466, $0 and $0, respectively, pursuant to required expense limitations) and $239,963, $301,433 and $383,981, respectively, from Ivy Global Fund (of which IMI reimbursed $62,242, $0 and $0 pursuant to voluntary expense limitations).

     For the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy International Fund paid IMI fees of $3,948,456, $9,157,858 and $22,898,279, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid IMI fees of $95,380,
$42,550 and $94,278, respectively (of which IMI reimbursed $93,340, $0 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $2,040, $99,630 and $68,548, respectively, pursuant to voluntary expense limitations) and Ivy Developing Nations Fund paid IMI fees of $91,226, $109,125 and $284,290, respectively (of which IMI reimbursed $87,348, $0 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $3,878, $67,600 and $22,860, respectively, pursuant to voluntary expense limitations).

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended
December 31, 1997, Ivy Global Science & Technology Fund paid IMI fees of $20,965 and $229,616, respectively (of which IMI reimbursed $14,813 and $0, respectively, pursuant to voluntary expense limitations).

     During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid IMI fees of $10,473, $32,056 and $28,799, respectively (of which IMI Reimbursed $10,473, $25,180 and $28,799, respectively, pursuant to voluntary expense limitations.) During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II and Ivy Pan-Europe Fund paid IMI fees of $413,862 and $1,974, respectively (of which IMI reimbursed $123,177 and $1,974, respectively, pursuant to voluntary expense limitations).

     Under the Agreement (or the Management Agreement and the Advisory Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), the Trust pays the following expenses:
(1) the fees and expenses of the Trust's Independent Trustees;
(2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses;
(4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

        IMI currently limits each Fund's (with the exception of Ivy Canada Fund) total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation and indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% (1.50% in the case of Ivy International Fund
II) of the Fund's average net assets, which may lower that Fund's expenses and increase its yield. Each Fund's expense limitation may be terminated or revised at any time, at which time its expenses may increase and its yield may be reduced.

     On September 13, 1997    , the Board (including a majority
of the Independent Trustees) (i) approved the continuance of the Agreement with respect to Ivy China Region Fund, Ivy Global Fund,
   Ivy South America Fund     and    Ivy Developing Nations
Fund     and (ii) approved the continuance of the Management
Agreement for Ivy Canada Fund. The initial term of the Agreement (or the Management Agreement with respect to Ivy Global Natural Resources Fund) between IMI and each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which commenced on January 1, 1997, will run for a period of two years from the date of commencement. The initial term of the Agreement between IMI and each of Ivy International Fund II and Ivy Pan-Europe Fund, which commenced on May 13, 1997, will run for a period of two years from the date of commencement.

Each Agreement (or Management Agreement, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) will continue in effect with respect to each Fund from year to year, or for more than the initial period, as the case may be, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the particular Fund or
(b) by the vote of a majority of the entire Board. If the question of continuance of the Agreements (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the particular Fund. See "Capitalization and Voting Rights."

     Each Agreement (or Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) may be terminated with respect to a particular Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

        IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Funds' shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated October 23, 1991, as amended from time to time (the "Distribution Agreement"). The Distribution Agreement was last approved by the Board on September 13, 1997. IMDI distributes shares of the Funds through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Funds on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

     Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

     Each Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. Each Distribution Agreement may be terminated with respect to a particular Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the particular Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. Each Distribution Agreement shall terminate automatically in the event of its assignment.

     IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by a Fund. IMDI also may make payments to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

     If a Distribution Agreement is terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which it has not been terminated (or have been renewed).

     RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on December 1-2, 1995, the Board adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund. At a meeting held on February 8, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy Pan-Europe Fund. At a meeting held on April 29, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy International Fund II. At a meeting held on December 5-6, 1997, the Board last approved the Rule 18f-3 plan. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) a Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

CUSTODIAN

        Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities (Canadian securities, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) and cash in the custody of certain eligible foreign banks and securities depositories (and certain eligible Canadian banks and securities depositories, with respect to Ivy Canada Fund and Ivy Global Natural Resources
Fund). Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities (and for the holding of Ivy Canada Fund's and Ivy Global Natural Resources Fund's non-Canadian foreign securities).

Similarly, pursuant to those rules, Ivy Canada Fund's and Ivy Global Natural Resources Fund's portfolio securities and cash, when invested in Canadian securities, will be held by its Sub-custodian, The Bank of Nova Scotia. With respect to each Fund, except for Ivy Canada Fund and Ivy Global Natural Resources Fund, the Custodian may receive, as partial payment for its services, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

     Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Funds. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of a Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

        For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid MIMI $32,399, 33,091 and $35,010, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid MIMI $32,653, $35,038 and $14,277, respectively, under the agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Global Fund paid MIMI $32,982, 34,802 and $37,169, respectively, under the agreement. During the period from July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid MIMI $9,171 and $36,454, respectively, under the agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy International Fund paid MIMI $91,612, $173,986 and $171,582, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid MIMI $15,094, $16,731 and $24,860, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Developing Nations Fund paid MIMI $15,112, $25,951 and $37,378, respectively, under the agreement. During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid MIMI $18,400, $18,506, and $18,633, respectively, under the agreement. For the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II and Ivy Pan-Europe Fund paid MIMI $4,317 and $11,543, respectively, under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 per open Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Certain broker-dealers that maintain shareholder accounts with a Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

     Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of .10% of the average daily net asset value of its Advisor Class shares.

AUDITORS

        Coopers & Lybrand L.L.P., independent certified public accountants, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, Florida 33301, has been selected as auditors for the Trust. The audit services performed by Coopers & Lybrand L.L.P., include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

     Year 2000 Risks. The services provided to the Funds by IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                CAPITALIZATION AND VOTING RIGHTS

     The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share).

When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights or subscription rights.

        The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund.

The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund (formerly Ivy Emerging Growth Fund until January 15, 1998), Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy High Yield Fund (formerly Ivy International Bond Fund until January 28, 1998), Ivy South America Fund (formerly Ivy Latin America Strategy Fund until January 15, 1998), Ivy Developing Nations Fund (formerly Ivy New Century Fund until January 15, 1998) and Ivy Pan-Europe Fund, as well as Class I shares for Ivy Bond Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy High Yield Fund and Ivy International Small Companies Fund.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).

Shareholders of the Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of the Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a fund, then the shareholders of that fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

     As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

     With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

        To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class A shares, except that of the outstanding Class A shares of Ivy Asia Pacific Fund, Donaldson Lufkin Jenrette Securities Corporation Inc.,
P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 166,675.677 shares (38.07%)
and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksosville, Florida 32246, owned of record 58,511.309 shares (13.36%); and except that of the outstanding

Class A shares of Ivy China Region Fund, Resources Trust Co., P.O. Box 3865, Englewood Co., 80155-3865, owned of record 465,869.596 shares (22.29%); and except that of the outstanding Class A shares of Ivy Developing Nations Fund, Fleet
National Bank, P.O. Box 92800, Rochester , New York 14692-8900 owned of record 73,245.436 shares (6.67%) and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East,3rd Floor, Jacksonville, Florida 32246, owned of record 60,819.294 shares (5.54%); and except that of the outstanding Class A shares of Ivy Global Natural Resources Fund, Carn & Co., P.O. Box 96211 Washington, DC 20090-6211, owned of record 81,267.566 shares (29.08%), and First Union National Bank, 1525 West WT Harris Blvd, Charotte, NC 28288-1151, owned of record 22,922.529 shares (8.20%); and except that of outstanding Class A shares of Ivy Global Science & Technology Fund , Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 165,274.369 shares (24.09%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,3rd Floor, Jacksonville , Florida 32246, owned of record 35,974.163 shares (5.24%); and except that of the outstanding Class A shares of Ivy International Fund, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 15,517,777.019 shares (35.16%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 5,304,142.077 shares (12.01%); and except that of the outstanding Class A shares of Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246, owned of record 805,245.736 shares (33.37%); and except that of the outstanding Class A shares of Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 19,407.118 shares (17.75%), Mackenzie Investment Management Inc., 700 S. Federal Hwy., Suite 300, Boca Raton, FL 33432, owned of record 10,102.416 shares (9.24%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246, owned of record 8,388.029 shares (7.67%); and except that the outstanding Class A shares of Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., 700 S. Federal Hwy., Boca Raton, FL 33432, owned of record 37,553.145 shares (25.51%), Pacific Century Trust, P.O. Box 888, Honolulu, HI, 96808- 0888, owned of record 41,238.142 shares (28.00%), and
Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 18,419.996 shares (12.51); and except that of the outstanding Class A shares of Ivy South America Fund, Merrill Lynch
Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 48,763.532 (12.14%), and FTC & Co., P.O. Box 173736, Denver, CO 80202 owned of record 25,251.702 (6.29%).
     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class B shares, except that of the outstanding Class B shares of the Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 94,518.384 shares (30.97%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 32,529.941 shares (10.66%); and except that of the outstanding Class B shares of Ivy Canada Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 33,426.107 shares (12.99%), and JW Charles Clearing Corp, FBO Joseph Zerger IRA, 1550 E. Oakland Park Blvd., Fort Lauderdale, FL 33334, owned of record 19,465.982 shares (7.56%) and Janet K Nichol,Trustee, 4440 Arch St., San Diego CA 92116 owned of record 13,769.993 shares (5.35%); and that of the outstanding Class B shares of the Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 152,548.533 shares (14.68%); and that of the outstanding Class B shares of Ivy Developing Nations Fund, Merrill
Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 411,118.769 shares (32.96%); and that of the outstanding Class B shares of the Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 84,896.525 shares (10.46%); and that of the outstanding Class B shares of the Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 104,611.624 shares (41.64%); and except that of the outstanding Class B shares of the Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 6,666,653.322 shares (46.54%); and except that of the outstanding Class B shares of the Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 4,609,455.833 shares (64.15%); and except that of the outstanding Class B shares of Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 27,519.468 shares (23.33%); and except that of the outstanding Class B shares of Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 22,948.768 shares (36.14%), Pedodontic Asso. Inc.,4211 Haialae Ave., Suite 405, Honolulu HI 96816-5317, owned of record 10,964.806 shases (17.26%), Community National Bank, P.O. Box 210, 210 Main Street, Seneca, KS 66538, owned of record 5,248.619 shares (8.26%), and Wedbush Morgan Securities, 1000 Wilshire Blvd., Los Angeles, CA 91506, owned of record 5,080.145 shares (8.00%); and except that of the outstanding Class B shares of Ivy South America Fund, Merrill Lynch Pierce Fenner &
Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 103,513.751 shares (37.49%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class C shares, except that of the outstanding Class C shares of Ivy Canada Fund, Francisco Rodriguez Carrreras & Louis Rodriguez Aguilar JT TEN c/o Zarlene Imports, 1550 Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 22,667.623 shares (36.29%), Francisco Rodriguez Carrreras & Fuensanta Rosario Rodriguez Aguilar JT TEN c/o Zarlene Imports, 1550 Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 15,118.227 shares (24.20%), JW Charles Clearing Corp, FBO Giancarlo Dimizio IRA, 4900 N. Ocean Blvd. #1107, Fort Lauderdale, FL 33308, owned of record 4,980.896 shares (7.97%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 4,784.434 shares (7.66%) and Alma R. Buncsak TTEE, 745 Cherokee Path, Lake Mills, WI 53551, owned of record 3,755.491 shares (6.01%); and that of the outstanding Class C shares of the Ivy China Region Fund, The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 E. Broad Street,.Columbus, OH 43215, owned of record 26,790.606 shares (16.92%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 42,593.930 shares (26.91%); and that of the outstanding Class C shares of Ivy Developing
Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 98,801.371 shares (29.38%); and that of the outstanding Class C shares of Ivy Global Fund, The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 E. Broad Street, Columbus, OH 43215, owned of record 21,273.701 shares (29.64%), Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 14,219.372 shares (19.81%), Linda Powers Kunze TOD John Kunze, 10214 Old Orchard, Brecksville, OH 44141, owned of record 4,101.874 shares (5.71%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 4,074.171 shares (5.67%), and Smith Barney Inc., owned of record 3,694.890 shares (5.14%); and that of the outstanding Class C shares of the Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 5,941.467 shares (41.26%), Katherine P Ralston & James W Ralston, 609 Hwy. 466, Lady Lake, FL 32159, owned of record 1,171.068 shares (8.13%), Anthony L Bassano & Marie E Bassano, 8934 Bari Court, Port Richey, FL 34668, owned of record 1,087.337 shares (7.55%), Donald W Nelson MD & Joanna R Nelson, 5015 NW 127th Street, Vancouver, WA 98685, owned of record 1,048.526 shares (7.28%), and Raymond James & Associates, Inc. CUST for Diversified Dental P/S, 10641 1st Street E, Suite 204, Treasure Island, FL 33706, owned of record
903.508 shares (6.27%); and except that of the outstanding Class C shares of Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 33,116.039 shares (8.54%); and except that of the outstanding Class C shares of the Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246,
owned of record 2,897,728.850 shares (65.96%);   and except that
of the outstanding Class C shares of the Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 2,910,639.915 shares (78.82%); and except that of the outstanding Class C shares of the Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 127,274.020 shares (71.36%), and The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 East Broad Street, Columbus, OH 45459, owned of record 24,831.652 shares (13.92%); and except that of the outstanding Class C shares of Ivy Pan-Europe Fund, Pacific Century Trust, P.O. Box 3170, Honolulu, HI 86802-3170, owned of record 45,784.705 shares (79.88%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 6,743.781 shares (11.76%); and except that of the outstanding Class C shares of Ivy South America Fund, Merrill Lynch Pierce Fenner &
Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 30,277.533 shares (73.26%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 2,257.262 shares (5.46%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class I shares, except that of the outstanding Class I shares of Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W. KL Avenue, Kalamazoo, MI 49009, owned of record 621,454.124 shares (21.38%), Lynspen And Company, 420 North 20th Street, Birmingham, AL 35203, owned of record 347,976.439 shares (11.97%), State Street Bank, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 282,832.022 shares (9.73%), Enele Co., 1211 SW 5th Ave., Portland,OR 97204, owned of record 202,171.320 shares (6.95%), David & Co., P.O. Box 188, Murfreesboro, TN 37133-0188, owned of record 172,994.958 shares (5.95%), and S. Mark Taper Foundation, 12011 San Vicente Blvd., Suite 400, Los Angeles, CA 90049, owned of record 156,138.797 shares (5.37%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Advisor Class shares, except that of the outstanding Advisor Class shares of Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 1,527.694 shares (99.99%); except that of the outstanding Advisor Class shares of Ivy International Fund II, Charles Schwab & Co.Inc., owned of record 14,512.325 shares (63.83%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 8,220.177 shares (36.15%); and except that of the outstanding Advisor Class shares of Ivy Pan-Europe Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 2,087.343 shares (99.98%).

     Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust. However, because the Prospectus pertains to more than one Fund, it is possible that one of the Funds to which the Prospectus pertains might become liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning any other Fund to which the Prospectus pertains.

                         NET ASSET VALUE

     The net asset value per share of a Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. A Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

     A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the current bid and asked price is used. The value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the average between the current bid and asked price.

     Debt securities normally are valued on the basis of quotes obtained from brokers and dealers (or pricing services that take into account appropriate valuation factors). Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value. Options are valued at the last sale price on the exchange on which they principally are traded, if available, and otherwise are valued at the last offering price, in the case of written options, and the last bid price, in the case of purchased options. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price. Securities and other assets for which market prices are not readily available are valued at fair value as determined by IMI and approved by the Board. Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified above). If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Board.

     Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Funds' Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

     The sale of a Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                       PORTFOLIO TURNOVER

     Each Fund purchases securities that are believed to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, a Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by that Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The annual portfolio turnover rates for the Funds are provided in the Prospectus under "The Funds' Financial Highlights."

                           REDEMPTIONS

     Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC.

     Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

        Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     The Trust may redeem those Advisor Class accounts of shareholders who have maintained an investment of less than $10,000 in a Fund for a period of more than 12 months. All Advisor Class accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

     If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                            TAXATION

        The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Funds.

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the particular Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the particular Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the particular Fund in October, November or December of the year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     The transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.



CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

DISTRIBUTIONS

        Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, may be eligible for reduced federal tax rates, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to that Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

     Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares of the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the particular Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the particular Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.
This discussion does not purport to deal with all of the tax consequences applicable to a Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     PERFORMANCE INFORMATION

     Comparisons of a Fund's performance may be made with respect to various unmanaged indices (including the TSE 300, S&P 100, S&P 500, Dow Jones Industrial Average and Major Market Index) which assume reinvestment of dividends, but do not reflect deductions for administrative and management costs. A Fund also may be compared to Lipper's Analytical Reports, reports produced by a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or to Wiesenberger Reports. Lipper Analytical Services does not include sales charges in computing performance. Further information on comparisons is contained in the Prospectus. Performance rankings will be based on historical information and are not intended to indicate future performance.

     In addition, the Trust may, from time to time, include the average annual total return and the cumulative total return of shares of a Fund in advertisements, promotional literature or reports to shareholders or prospective investors.

        AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific Class of shares of a Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that Class of a Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

          P(1 + T){superscript n} = ERV

Where:    P    =    a hypothetical initial payment of $1,000 to
                    purchase shares of a specific Class

          T    =    the average annual total return of shares of
                    that Class

          n    =    the number of years

          ERV  =    the ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the period.

     For purposes of the above computation for a Fund, it is assumed that all dividends and capital gains distributions made by a Fund are reinvested at net asset value in additional Advisor Class shares during the designated period. Standardized Return quotations for the Funds do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

     A Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return").

     CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific Class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

Where:    C    =    cumulative total return

          P    =    a hypothetical initial investment of $1,000
                    to purchase shares of a specific Class

          ERV  =    ending redeemable value:  ERV is the value,
                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for a Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of a Fund's shares and the risks associated with a Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

     The Funds may also cite endorsements or use for comparison their performance rankings and listings reported in such newspapers or business or consumer publications as, among others:

AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                      FINANCIAL STATEMENTS

     Each Fund's Portfolio of Investments as of December 31, 1997, Statement of Assets and Liabilities as of December 31, 1997, Statement of Operations for the fiscal year ended December 31, 1997 (for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund), Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and December 31, 1996 (for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund), Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1997 Annual Report to shareholders, are incorporated by reference into this SAI.


                           APPENDIX A

    DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
   MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
                  AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue  (Moody's
Investors Service, New York, 1994), and "Standard & Poor's
Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New
York, 1997).]

MOODY'S:

     (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing.   Such issues may
be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

     (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

     Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



                           APPENDIX B

              SELECTED ECONOMIC AND MARKET DATA FOR
             ASIA PACIFIC AND CHINA REGION COUNTRIES

     The information set forth in this Appendix has been extracted from various government and private publications. Neither Ivy China Region Fund, Ivy Asia Pacific Fund nor the Trust's Board of Trustees make any representation as to the accuracy of such information, nor have the Funds or the Trust's Board of Trustees attempted to verify it.

     The China Region, one of the fastest growing areas of the world, is diverse, dynamic and evolving. In terms of population, this region is almost seven times the size of the United States.

     Countries in this region are at various stages of economic development. Hong Kong and Singapore are at a more advanced stage of economic growth while countries such as Indonesia and China are at the early stages of economic development. GDP per capita data presented below illustrates this point. The following table shows the GDP, population and per capita GDP of the China Region countries and, for comparison purposes, the United States.

                              1996

                    GDP ($US       POPULATION     PER CAPITA
                    BILLIONS)      (MILLIONS)     GDP ($US)
                    ---------      ---------      ---------
Hong Kong              161.1            6.2        25,984
Korea                  512.3           44.9        11,410
Singapore               91.2            3.0        30,400
Taiwan                 259.2           21.2        12,226
Thailand               161.7           60.2         2,686
Malaysia                94.8           19.7         4,812
Indonesia              230.4          193.8         1,189
Philippines             83.5           68.4         1,221
China                  700.7        1,294.4           541
China Region         2,294.9        1,711.8         1,341
USA                  7,576.1          263.0        28,806

Source: International Marketing Data and Statistics, 22nd Ed.
(Euromonitor 1998); World Economic Factbook, 1997-98.

     Total GDP for the China Region was about $2.3 billion in 1996, approximately one third of the GDP of the United States. Year over year growth in GDP for the China Region is significant, averaging 13.82% for the five-year period 1992-1996 compared with only 5.77% for the United States for the same period. The following tables show the annual change in GDP and inflation, as measured by the Consumer Price Indexes (CPI), in 1992-1996 and the average for the five-year period 1992-1996.

                CHANGE IN GROSS DOMESTIC PRODUCT

                                                       AVERAGE
               1992    1993    1994    1995    1996    1992-96
               -----   -----   -----   -----   ------  -------
Hong Kong     16.58%   15.17% 13.55%    9.33%  11.85%   13.30%
Korea         11.43%   11.13% 14.17%   15.18%  17.31%   13.84%
Singapore      7.12%   14.52% 14.04%    9.63%   6.63%   10.39%
Taiwan        10.95%   10.06%  3.14%    3.91%  13.03%    8.22%
Thailand      12.47%   11.89% 13.60%   15.21%  -1.20%   10.39%
Malaysia      14.07%   10.32% 13.68%   13.83%  13.09%   13.00%
Indonesia     14.26%   26.89% 14.99%    1.01%  38.08%   19.05%
Philippines    8.30%    9.13% 14.84%   12.48%  14.94%   11.94%
China         18.97%   30.64% 39.58%   28.29%   3.68%   24.23%
United States  5.19%    5.37%  6.23%    5.07%   7.01%    5.77%

Source: International Marketing Data and Statistics, 22nd Ed.
(Euromonitor 1998).

                CHANGE IN CONSUMER PRICE INDEXES

                                                        AVERAGE
               1992     1993   1994     1995    1996    1992-96
               ----     ----   ----     ----    ----    -------
Hong Kong      9.3%     8.6%   8.1%     8.7%    6.0%     8.1%
Korea          6.4%     5.2%   5.7%     4.7%    4.8%     5.4%
Singapore      2.3%     2.4%   3.0%     1.7%    1.6%     2.2%
Taiwan         4.5%     2.9%   4.5%     3.7%    3.1%     3.7%
Thailand       3.8%     3.6%   5.3%     5.0%    5.4%     4.6%
Malaysia       4.8%     3.7%   3.5%     6.0%    3.0%     4.2%
Indonesia      8.3%     9.3%   8.5%     9.3%    6.6%     8.4%
Philippines    8.4%     7.8%   9.4%     7.9%    8.8%     8.5%
China          5.8%    14.5%  24.6%    16.6%    8.3%    14.0%
United States  3.0%     3.0%   2.6%     2.8%    2.9%     2.86%

Sources: Emerging Stock Markets Factbook, 1997; OECD Economic
Outlook, December 1997, Vol. 62.; World Bank (David Cislikowski and John Kim).

     As the economics of the countries that comprise the China
Region have experienced different levels of growth, so too have their stock markets. The following tables show the capitalization of the stock markets and the changes in stock prices as measured by local stock indexes.

           STOCK MARKET CAPITALIZATION ($US MILLIONS)

                1992       1993      1994      1995      1996
                ----       ----      ----      ----      ----
China          18,255    40,567     43,521    42,055   113,755
Hong Kong     170,793   381,459    267,331   301,065   449,381
Korea         107,448   139,420    191,778   181,955   138,817
Singapore      61,180   147,810    177,670   203,230   150,215
Taiwan        101,124   195,198    247,325   187,206   273,608
Thailand       58,259   130,510    131,479   141,507    99,828
Malaysia       94,004   220,328    199,276   222,729   307,179
Indonesia      12,038    32,953     47,241    66,585    91,016
Philippines    13,794    40,327     55,519    58,859    80,649

Sources: Emerging Stock Markets Factbook, 1997; World Bank (Kyuee
Pahk).


               ANNUAL PERCENTAGE CHANGES IN LOCAL
                      STOCK MARKET INDEXES

               1992       1993        1994       1995      1996
               ----       ----        ----       ----      ----
China        -12.87%       6.84%    -22.30%    -14.30%    65.17%
Hong Kong    -28.3%     -115.7%      31.1%     -23.0%      *
Korea         11.05%      27.67%     18.61%    -14.06%   -26.24%
Singapore     -2.4%       59.2%     -15.1%       4.09%     *
Taiwan       -26.60%      79.76%     17.36%    -27.38%    34.02%
Thailand      25.59%      88.36%    -19.18%    - 5.83%   -35.07%
Malaysia      15.77%      98.04%    -23.85%      2.47%    24.40%
Indonesia     10.89%     114.61%    -20.23%      9.41%    24.05%
Philippines    9.06%     154.42%    -12.84%     -6.88%    22.22%

* Not available.

Source: Emerging Stock Markets Factbook, 1997.

     Equity valuations in the China Region, as measured by price/earnings ratios, also vary from country to country according to economic growth forecasts, corporate earnings growth forecasts, the outlook for inflation, exchange rates and overall investor sentiment.

                      PRICE/EARNINGS RATIOS

               1992      1993      1994      1995      1996
               ----      ----      ----      ----      ----
Hong Kong      13.1      21.6      10.7      11.4      16.7
Korea          21.4      25.1      34.5      19.8      11.7
Singapore      19.15     24.7      30.4      23.3      23.1
Taiwan         16.6      34.7      36.8      21.4      28.2
Thailand       13.9      27.5      21.2      21.7      13.1
Malaysia       21.8      43.5      29.0      25.1      27.1
Indonesia      12.2      28.9      20.2      19.8      21.6
Philippines    14.1      38.8      30.8      19.0      20.0


Sources: Emerging Stock Markets Factbook, 1997; World Stock
Exchange Factbook, 1997.

     The following table shows changes in the currency exchange rates of each China Region country relative to the U.S. dollar for the years ended December 31, 1992-1996.


         CURRENCY MOVEMENTS VERSUS US DOLLAR (% CHANGE)

                     YEAR ENDED DECEMBER 31,
    --------------------------------------------------------
                 1992       1993      1994      1995      1996
                 ----       ----      ----      ----      ----
Hong Kong        0.39%     0.06%      0.13%     0.13%    -0.1%
Korea           -3.77%    -2.44%      2.49%     1.64%    -8.25%
Singapore       -0.88%     2.24%      9.16%     3.18%    -0.7%
Taiwan           1.31%    -4.51%      0.27%    -3.66%    -0.77%
Thailand        -1.73%     0.04%      1.47%    -0.34%    -1.76%
Malaysia         4.03%    -2.90%      5.46%     0.57%     0.53%
Indonesia       -3.85%    -1.88%     -4.32%    -3.87%    -3.22%
Philippines      2.15%    -5.19%     10.66%    -6.98%    -0.27%
China (Official)-5.84%    -0.84%    -45.6%      1.53%    -0.5%

Sources: Emerging Stock Markets Factbook, 1997; World Bank (David
Cislikowski).

DECEMBER 31, 1997
                                   IVY FUNDS


IVY CANADA FUND

ANNUAL REPORT

     This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432



MARKET COMMENTARY:

     Concerns about world economic growth took a heavy toll on resource-related stocks during the fourth quarter of 1997. The speed of decline in commodity prices and related stocks, and the commonality among all sectors is unprecedented in recent history--especially given the record highs in the broader Canadian stock market index. We believe either the resource and commodity markets are correctly forecasting a major world economic slowdown for the coming year, in which case world stocks may enter a full-fledged bear market in 1998, or this decline will be regarded as an overreaction to a slowing of world economic activity.

     In past business cycles, as economic growth continued into the fourth and fifth years capacity constraints drew down inventories and prices began to rise. Throughout the first half of 1997, this was the observable path. Inventories of metals like zinc and aluminum were on a steep decline, and prices were rising. Newsprint and paper were similar. Real estate and labor prices were pushing higher. The US Federal Reserve Board and the Bank of Canada confirmed these developments by raising interest rates. Then came Asia. If the turmoil in Asia is addressed before it can hop over the oceans, a recession will have been avoided and we believe many resource sectors should rebound strongly.

     According to our research, at current levels, many companies are trading at very attractive absolute and relative valuation levels, based on price-to-cash flow, price-to-net asset value, and price-to-underlying earning power. This is true even of the gold sector, where the Ivy Canada Fund's holdings in Normandy Mining Ltd. and Acacia Resources have locked in gold prices of $525 and $425 respectively for the next four to five years, and trade at less than five times annual cash flow and at significant discounts to net asset value. We believe these companies can grow earnings for the next several years no matter how low the price of gold drifts.

     The Ivy Canada Fund has continued its focus on resources and export-oriented companies. There has been an unprecedented divergence between these sectors and the financial/domestic sectors. As a result, for the twelve months ended December 31, 1997 the Ivy Canada Fund was down 23.7% compared to the Toronto Stock Exchange 300, which was up 10.2% for the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)

     The Fund has felt the full brunt of its resources orientation primarily due to the large decline in gold shares. At this point we feel the resource sector offers significant recovery potential and better relative long-term investment opportunities than other sectors of the Canadian economy. Therefore, we will continue with this focus, perhaps adding some non-Canadian resource companies for additional diversification. The Fund has broad geographic diversification by the underlying assets of individual companies, and has maintained a balance between large- and intermediate-size companies.

     Intuitively we believe that buying when things are on sale is the right approach for long-term gains. Our research tells us that low share prices, low commodity prices, low valuations and low sentiment should benefit the Ivy Canada Fund in the longer term.

IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT
MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy
Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca
Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922
DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy
Mackenzie
     Roy J. Glauber             Keith J. Carlson, President
Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner
Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South
Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton,
FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY CANADA FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1997 the Ivy Canada Fund was down 23.7%. For the same period the Toronto Stock Exchange 300 (TSE) was up 10.2%. The difference in performance is attributed to the Fund's concentration in the natural resources and basic industries sectors, which were negatively impacted by the turmoil in Asia and concerns for slower world economic growth. The TSE reflects the broader Canadian economy and particularly the financial/banking industry.
                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (11/87)
                            OF A $10,000 INVESTMENT

                                     CHART

- ---------------------------------------------------------------------------------
                                            IVY CANADA FUND
                                      FOR PERIOD ENDING 12/31/97
                       Class A*-with sales charge         Class B** & C***
                        Average Annual
                         Total Return           Average Annual Total Return
                      -----------------------------------------------------------
                                   w/o         w/Reimb.           w/o Reimb.
                      w/Reimb.   Reimb.
                      -----------------------------------------------------------
                                             w/        w/o       w/        w/o
                                            CDSC      CDSC      CDSC      CDSC
                                          ---------------------------------------
                                             B:        B:        B:        B:
                                             --        --     (27.83)%  (24.03)%
                                             C:        C:        C:        C:
 1 Yr.                   --     (28.14)%     --        --     (24.95)%  (23.95)%
- ---------------------------------------------------------------------------------
 5 Yr.                  5.48%     5.41%      --        --        --        --
- ---------------------------------------------------------------------------------
10 Yr.                  .30%     (.01)%      --        --        --        --
- ---------------------------------------------------------------------------------
                                             B:        B:        B:        B:
                                           (4.47)%   (3.72)%   (4.59)%   (3.81)%
                                             C:        C:        C:        C:
 Since Inception        .38%      .00%       --        --     (11.84)%  (11.84)%
- ---------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Canada Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Toronto Stock Exchange 300 is an unmanaged index of Canadian stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

- ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

EQUITY SECURITIES -- 100.56%     SHARES       VALUE
- ------------------------------------------------------
CONSUMER PRODUCTS -- 2.77%
Semi-Tech Corporation*........   300,000   $   218,026
Speedy Muffler King, Inc.*....    50,000        69,880
                                           -----------
                                               287,906
                                           -----------
DIAMONDS -- 10.35%
Aber Resources, Ltd.*.........    40,000       422,077
Rex Diamond Mining Corp.*.....   120,000        77,986
SouthernEra Resources Ltd.*...    57,500       574,591
                                           -----------
                                             1,074,654
                                           -----------
FOOD/AGRICULTURE -- 1.60%
Potash Corporation of
  Saskatchewan Inc............     2,000       166,385
                                           -----------
GOLD & PRECIOUS
  MINERALS -- 23.75%
Acacia Resources Ltd.*........   500,000       456,096
Geomaque Explorations Ltd.*...   100,000       177,496
Goldcorp Inc. Class A*........    15,000        59,224
Golden Knight Resources,
  Inc.*.......................   100,000       236,195
Meridian Gold, Inc.*..........   140,000       391,330
Normandy Mining Ltd...........   400,000       388,333
Orvana Minerals
  Corporation*................   325,000       442,866
Vengold Inc.*.................   286,600       260,360
William Resources, Inc........   225,000        55,031
                                           -----------
                                             2,466,931
                                           -----------
INDUSTRIAL PRODUCTS -- 7.65%
EVI, Inc......................     5,000       258,750
Offshore Systems International
  Ltd.*.......................   308,824       118,694
Simmonds Capital Ltd.*........   100,000        15,374
Slater Steel, Inc.............    50,500       402,300
                                           -----------
                                               795,118
                                           -----------
METALS & MINERALS -- 18.65%
Alcan Aluminium Ltd...........    11,700       322,134
Billiton Plc*.................    50,000       127,724
Breakwater Resources, Ltd.*...   102,500       293,672
Cameco Corporation............     7,500       243,183
Falconbridge Ltd..............    10,500       133,541
Industrias Penoles S.A........    50,000       222,655
International Uranium Corp....   300,000       209,641
LionOre Mining International
  Ltd.*.......................   100,000       132,773
Tenke Mining Corp.*(with
  15,000 warrants*)(a)........    50,000        90,495
Western Garnet Company
  Ltd.*.......................    70,000       161,423
                                           -----------
                                             1,937,241
                                           -----------
OIL & GAS -- 24.54%
Baytex Energy Ltd. -- CL A*...    15,000       157,231
Canadian Conquest Exploration
  Co Ltd.*....................   150,000       110,061
Canadian Natural Resources
  Ltd.*.......................    10,000   $   213,834
Canrise Resources Ltd.*.......     1,300         5,269
Carmanah Resources Ltd.*......    30,000       116,351
Elk Point Resources, Inc.*....    15,000        78,091
Hurricane Hydrocarbons Ltd.
  Series 2*(a)................    50,000       309,220
Pacalta Resources Ltd.*.......    25,000       292,624
Paragon Petroleum Corp.*......   125,000       331,931
Penn West Petroleum Ltd.*.....    20,000       215,930
Petromet Resources Ltd.*......    24,500        58,210
Richland Petroleum
  Corporation -- CL A*........   100,000       296,991
Vermilion Resources Ltd.*.....    63,000       363,203
                                           -----------
                                             2,548,946
                                           -----------
PAPER & FOREST
  PRODUCTS -- 11.25%
Alliance Forest Products,
  Inc.*.......................    32,500       533,711
Donohue, Inc..................    15,000       272,009
Sino-Forest Corp. Class A*....   207,600       362,679
                                           -----------
                                             1,168,399
                                           -----------
TOTAL EQUITY SECURITIES
  (Cost -- $14,949,489).......              10,445,580
                                           -----------
BONDS -- 0.04%                  PRINCIPAL
- ------------------------------  --------
William Resources, Inc
  8.00%, 01/23/02
    (Cost -- $5,890)..........  $ 20,000         4,472
                                           -----------
TOTAL INVESTMENTS -- 100.60%
  (Cost -- $14,955,379)(Cost
    on Federal income tax
    basis -- $15,433,600).....              10,450,052
OTHER ASSETS, LESS
  LIABILITIES -- (0.60%)......                 (61,879)
                                           -----------
NET ASSETS -- 100%............             $10,388,173
                                           ===========
 *  Non-income producing
  security.
(a) Securities valued in good faith by the Valuation
    Committee of the Board of Trustees. The cost of
    these securities at December 31, 1997 aggregated
    $3,717. See Note 1 of the Notes to the Financial
    Statements.
OTHER INFORMATION:
At December 31, 1997, net unrealized depreciation
based on cost for Federal income tax purposes is as
follows:
Gross unrealized appreciation...........   $   823,911
Gross unrealized depreciation...........    (5,807,459)
                                           -----------
          Net unrealized depreciation...   $(4,983,548)
                                           ===========
Purchases and sales of investments (excluding
short-term obligations) aggregated $14,091,431 and
$17,228,676, respectively, for the period ended
December 31, 1997.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
Investments, at value (identified cost -- $14,955,379)......  $10,450,052
Receivables
  Investments sold..........................................      366,520
  Fund shares sold..........................................        4,708
  Dividends and interest....................................        3,097
Other assets................................................       26,409
                                                              -----------
  Total assets..............................................   10,850,786
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       98,812
  Management and advisory fees..............................        7,313
  12b-1 service and distribution fees.......................        4,674
  Other payables to related parties.........................       10,048
Due to custodian............................................      326,642
Accrued expenses............................................       15,124
                                                              -----------
  Total liabilities.........................................      462,613
                                                              -----------
NET ASSETS..................................................  $10,388,173
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($8,537,679/1,551,621 shares outstanding).................  $      5.50
                                                              ===========
Maximum offering price per share ($5.50 x 100 / 94.25)*.....  $      5.84
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($1,501,340/274,760 shares outstanding).............  $      5.46
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($349,154/63,554 shares outstanding)................  $      5.49
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $16,771,934
  Accumulated net realized gain on investments..............   (1,875,261)
  Accumulated net investment loss...........................       (4,476)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (4,504,024)
                                                              -----------
NET ASSETS..................................................  $10,388,173
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,1997

INVESTMENT INCOME
  Dividends, net of $9,012 foreign taxes withheld...........   $    51,070
  Interest..................................................        67,268
                                                               -----------
                                                                   118,338
                                                               -----------
EXPENSES
  Management fee............................................  $76,152
  Advisory fee..............................................   53,306
  Transfer agent............................................   77,371
  Administrative services fee...............................   15,230
  Custodian fees............................................   26,422
  Blue Sky fees.............................................   20,186
  Auditing and accounting fees..............................   24,795
  Shareholder reports.......................................    5,003
  Fund accounting...........................................   35,010
  Trustee's fees............................................    7,212
  12b-1 service and distribution fees.......................   76,054
  Legal.....................................................   20,005
  Other.....................................................   11,342
                                                               -----------
  Total expenses............................................       448,088
                                                               -----------
NET INVESTMENT LOSS.........................................      (329,750)
                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................       599,116
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........    (4,015,909)
                                                               -----------
    Net loss on investment transactions.....................    (3,416,793)
                                                               -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............   $(3,746,543)
                                                               ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                              ------------   ------------
DECREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $  (329,750)   $  (340,228)
  Net realized gain on investments and foreign currency
    transactions............................................      599,116      2,677,225
  Net unrealized (depreciation) appreciation during the
    period on investments and foreign currency
    transactions............................................   (4,015,909)     1,776,983
                                                              -----------    -----------
    Net (decrease) increase resulting from operations.......   (3,746,543)     4,113,980
                                                              -----------    -----------
Class A distributions
  In excess of net investment income........................     (156,088)            --
  From net realized gain....................................     (529,266)    (2,405,970)
  In excess of net realized gain............................   (1,387,244)            --
                                                              -----------    -----------
    Total distributions to Class A shareholders.............   (2,072,598)    (2,405,970)
                                                              -----------    -----------
Class B distributions
  In excess of net investment income........................      (27,307)            --
  From net realized gain....................................      (92,594)      (251,588)
  In excess of net realized gain............................     (242,694)            --
                                                              -----------    -----------
    Total distributions to Class B shareholders.............     (362,595)      (251,588)
                                                              -----------    -----------
Class C distributions
  In excess of net investment income........................       (5,985)            --
  From net realized gain....................................      (20,295)       (14,472)
  In excess of net realized gain............................      (53,194)            --
                                                              -----------    -----------
    Total distributions to Class C shareholders.............      (79,474)       (14,472)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................   (1,566,391)    (5,559,037)
  Class B...................................................      363,532        906,002
  Class C...................................................      390,361        178,392
                                                              -----------    -----------
    Net decrease resulting from Fund share transactions.....     (812,498)    (4,474,643)
                                                              -----------    -----------
TOTAL DECREASE IN NET ASSETS................................   (7,073,708)    (3,032,693)
NET ASSETS
  Beginning period..........................................   17,461,881     20,494,574
                                                              -----------    -----------
  END OF PERIOD.............................................  $10,388,173    $17,461,881
                                                              ===========    ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                           FOR THE SIX
                                                                                              MONTHS
CLASS A                                                     FOR THE YEAR ENDED                ENDED           FOR THE YEAR ENDED
                                                              DECEMBER 31,                DECEMBER 31,            JUNE 30,
                                                     --------------------------------      ------------       --------------------
                                                      1997        1996         1995            1994             1994         1993
SELECTED PER SHARE DATA                              ------      -------      -------      ------------       -------      -------
Net asset value, beginning of period...............  $ 9.64      $  9.21      $  8.90        $  9.85         $ 10.04      $  7.43
                                                     ------      -------      -------        -------          -------      -------
  Income (loss) from investment operations
  Net investment loss..............................    (.22)        (.21)        (.19)(a)       (.11)         (.11)        (.01)
  Net realized and unrealized gain (loss) on
    investment transactions........................   (2.19)        2.29          .75           (.81)           .24         3.35
                                                     ------      -------      -------        -------          -------      -------
    Total from investment operations...............   (2.41)        2.08          .56           (.92)           .13         3.34
                                                     ------      -------      -------        -------          -------      -------
  Less distributions
  In excess of net investment income...............     .15           --           --             --             --           --
  From net realized gain...........................     .44         1.65          .25             --            .31          .73
  In excess of net realized gain...................    1.14           --           --             --             --           --
  From capital paid-in.............................      --           --           --            .03            .01           --
                                                     ------      -------      -------        -------
-------      -------
    Total distributions............................    1.73         1.65          .25            .03            .32          .73
                                                     ------      -------      -------        -------           -------      -------
Net asset value, end of period.....................  $ 5.50      $  9.64      $  9.21        $  8.90         $  9.85      $ 10.04
                                                     ======      =======      =======        =======           =======      =======
Total return(%)....................................  (23.75)(b)    23.86(b)      6.37(b)       (9.38)(c)       1.05(b)     47.10(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........  $8,538      $15,249      $19,353        $23,296           $34,549      $30,971
Ratio of expenses to average net assets(%).........    2.89         2.79         2.90(f)        2.44(d)           2.05         2.63
Ratio of net investment loss to average net
  assets(%)........................................   (2.11)       (1.78)       (2.13)(a)      (1.85)(d)           (1.09)    (1.41)
Portfolio turnover rate(%).........................      93           56           21             36               62           32
Average commission rate(e).........................  $.0170      $ .0134          N/A            N/A               N/A          N/A

                      (See Notes to Financial Statements)

                                                                                                              FOR
THE PERIOD
                                                                                             FOR THE SIX
APRIL 1, 1994
                                                                  FOR THE YEAR ENDED         MONTHS ENDED
(COMMENCEMENT) TO
                                                                     DECEMBER 31,            DECEMBER 31,
JUNE 30,
CLASS B                                                       ---------------------------    ------------     ----------------
                                                               1997       1996      1995       1994                1994
SELECTED PER SHARE DATA                                       -------    ------    ------      ------------   ----------------
Net asset value, beginning of period........................  $  9.59    $ 9.21    $ 8.90       $ 9.85            $10.16
                                                              -------    ------    ------       ------            ------
  Income (loss) from investment operations
  Net investment loss.......................................     (.24)     (.17)     (.20)(a)    (.09)             (.02)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    (2.18)     2.19       .71        (.86)             (.29)
                                                              -------    ------    ------        ------            ------
    Total from investment operations........................    (2.42)     2.02       .51        (.95)             (.31)
                                                              -------    ------    ------       ------             ------
  Less distributions
  In excess of net investment income........................      .13        --        --           --                --
  From net realized gain....................................      .44      1.64       .20           --                --
  In excess of net realized gain............................     1.14        --        --           --                --
                                                              -------    ------    ------       ------             ------
    Total distributions.....................................     1.71      1.64       .20           --                --
                                                              -------    ------    ------       ------             ------
Net asset value, end of period..............................  $  5.46    $ 9.59    $ 9.21       $ 8.90             $ 9.85
                                                              =======    ======    ======       ======             ======
Total return(%).............................................   (24.03)(b)  23.26(b)   5.74(b)  (9.64)(c)        (3.05)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 1,501    $2,040    $1,142       $  741             $  227
Ratio of expenses to average net assets(%)..................     3.23      3.30      3.50(f)     3.03(d)           2.68(d)
Ratio of net investment loss to average net assets(%).......    (2.45)    (2.30)    (2.73)(a)  (2.44)(d)        (1.72)(d)
Portfolio turnover rate(%)..................................       93        56        21           36                62
Average commission rate(e)..................................  $ .0170    $.0134       N/A           N/A               N/A

                      (See Notes to Financial Statements)

                                                                              FOR THE PERIOD
                                                              FOR THE YEAR    APRIL 30, 1996
CLASS C                                                          ENDED       (COMMENCEMENT) TO
                                                              DECEMBER 31,     DECEMBER 31,
                                                              ------------   -----------------
                                                                  1997             1996
SELECTED PER SHARE DATA                                       ------------   -----------------
Net asset value, beginning of period........................     $ 9.62           $ 10.67
                                                                 ------           -------
  Income (loss) from investment operations
  Net investment loss.......................................       (.24)             (.14)
  Net realized and unrealized gain (loss) on investment
    transactions............................................      (2.18)              .72
                                                                 ------           -------
    Total from investment operations........................      (2.42)              .58
                                                                 ------           -------
  Less distributions
  In excess of net investment income........................        .13                --
  From net realized gain....................................        .44              1.63
  In excess of net realized gain............................       1.14                --
                                                                 ------           -------
    Total distributions.....................................       1.71              1.63
                                                                 ------           -------
Net asset value, end of period..............................     $ 5.49           $  9.62
                                                                 ======           =======
Total return(%).............................................     (23.95)(b)          6.51(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  349           $   173
Ratio of expenses to average net assets(%)..................       3.14              3.15(d)
Ratio of net investment loss to average net assets(%).......      (2.37)            (2.15)(d)
Portfolio turnover rate(%)..................................         93                56
Average commission rate(e)..................................     $.0170           $ .0134

(a)    Net investment loss is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures
       may differ. (f)    The ratio of expenses to average net assets is net of
       expenses reimbursed by manager. Without the expense reimbursement, the ratio of expenses to average net assets would have been 3.23% and 3.83% for Class A and Class B, respectively, for the year ended December 31, 1995.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Canada Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1997, securities valued in good faith by the Valuation Committee of the Board amounted to $399,715 (3.85% of net assets) and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $60,082. These dividends were subject to foreign withholding tax in the amount of $9,012 . The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,062,732 (of which 62.59% is designated as 20% rate gain) as capital gain dividends for its taxable year ended December 31, 1997.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management, Inc. (MIMI), is the Manager of the Fund. For its services, IMI receives a fee monthly at the annual rate of .50% of the Fund's average net assets.

     Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the Investment Adviser of the Fund. For its services, MFC receives a fee monthly at the annual rate of .35% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI, a subsidiary of MFC.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1997, the net amount of underwriting discount retained by IMDI was $5,470.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net asset value. Class A shares are also subject to an ongoing distribution fee at an annual rate of .15% of the average net asset value of Class A shares. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $50,833, $20,491 and $4,730, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $70,331, $6,038 and $1,002 , for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                     YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 1997         DECEMBER 31, 1996
                               ----------------------   ------------------------
CLASS A                         SHARES      AMOUNT        SHARES       AMOUNT
- -------                        --------   -----------   ----------   -----------
Sold.........................   298,986   $ 2,635,521    1,404,805   $13,996,192
Issued on reinvestment of
 distributions...............   361,059     1,859,358      238,777     2,234,621
Repurchased..................  (690,062)   (6,061,270)  (2,163,206)  (21,789,850)
                               --------   -----------   ----------   -----------
Net decrease.................   (30,017)  $(1,566,391)    (519,624)  $(5,559,037)
                               ========   ===========   ==========   ===========

                                     YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 1997         DECEMBER 31, 1996
                               ----------------------   ------------------------
CLASS B                         SHARES      AMOUNT        SHARES       AMOUNT
- -------                        --------   -----------   ----------   -----------
Sold.........................    70,576   $   643,792      180,509   $ 1,783,269
Issued on reinvestment of
 distributions...............    60,223       307,742       21,699       203,806
Repurchased..................   (68,785)     (588,002)    (113,445)   (1,081,073)
                               --------   -----------   ----------   -----------
Net increase.................    62,014   $   363,532       88,763   $   906,002
                               ========   ===========   ==========   ===========

                                                          FROM APRIL 30, 1996
                                     YEAR ENDED              (COMMENCEMENT)
                                 DECEMBER 31, 1997         DECEMBER 31, 1996
                               ----------------------   ------------------------
CLASS C                         SHARES      AMOUNT        SHARES       AMOUNT
- -------                        --------   -----------   ----------   -----------
Sold.........................    51,492   $   488,373       49,422   $   495,277
Issued on reinvestment of
 distributions...............    11,742        60,359          795         7,533
Repurchased..................   (17,649)     (158,371)     (32,248)     (324,418)
                               --------   -----------   ----------   -----------
Net increase.................    45,585   $   390,361       17,969   $   178,392
                               ========   ===========   ==========   ===========

5. SUBSEQUENT EVENT

     Effective January 1, 1998, the Fund authorized an unlimited number of Advisor Class shares, at no par value. These shares are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees, and are available for purchase only by certain investors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Canada Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 13, 1998

JUNE 30, 1998

IVY FUNDS(TM)

Ivy
Canada
Fund

     - ----------  Semiannual  Report - ----------

     This report and the financial statements contained herein are submitted for the general information of the share-holders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

     Throughout the centuries, the castle keep has been a source of long-range vision and strategic advantage.

IVY FUNDS

Market Commentary:

     During the second quarter of 1998, there continued to be a growing divergence between the fortunes of industrialized and developing nations, commodity consumers and commodity producers, strong and weak currencies and advancing and declining stocks. Most of these divergences can be explained by a second wave of investor concerns about Asia. While much of the expected impact has been reflected in the markets, continued divergences have the potential to undermine broader profit and stock market growth. The Canadian economy and stock markets have not been immune to these influences as stocks drifted lower during the second quarter. The domestic economy is performing well, but export-oriented resource companies continue to feel the full brunt of the Asian economic slowdown. These trends have also pushed commodities and the Canadian dollar, along with the currencies of other resource-producing nations, to new record lows. However, we believe that the attractiveness of investing in Canada and the competitive ness of Canadian companies have improved significantly compared to US companies. According to our research, American energy companies have already recognized this opportunity, and are actively making significant investments/takeovers of Canadian companies. We believe that investors are now entering the capitulation phase, and it may take a few more months before the market absorbs the selling pressure. The process of forming a low in resources always tests the patience of investors, and the concentrated pullback this past quarter has been very disappointing. According to our research, share prices are way down, with good valuations; in our view, this has provided a good buying opportunity for Canadian and other resource stocks. Despite the poor share price p erformance, most companies continue to have reasonable balance sheets and positive cash flow. Therefore, the Ivy Canada Fund will remain fully invested primarily in Canadian companies with high-quality assets, but will also hold selected non-Canadian world leaders in resources. As world markets form a launching pad for the next sustainable advance in resources, and in response to the significant share-price reductions, we are becoming more positive about the potential returns. While there are no guarantees, a positive catalyst, whether in the form of production cuts, inventory reductions, or a more positive demand outlook, should likely lead to a significant improvement in the resource sector, which would benefit the Ivy Canada Fund.

Ivy Management, Inc.

                               BOARD OF TRUSTEES
                             John S. Anderegg, Jr.
                                Paul H. Broyhill
                                Keith J. Carlson
                                Stanley Channick
                             Frank W. DeFriece, Jr.
                                 Roy J. Glauber
                               Michael G. Landry
                              Joseph G. Rosenthal
                               Richard Silverman
                                J. Brendan Swan

                                    OFFICERS
                          Michael G. Landry, Chairman
                          Keith J. Carlson, President
                       James W. Broadfoot, Vice President
                               C. William Ferris,
                              Secretary/Treasurer

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                                   Boston, MA

                                   CUSTODIAN
                         Brown Brothers Harriman & Co.
                                   Boston, MA

                                 TRANSFER AGENT
                                 Ivy Mackenzie
                                 Services Corp.
                                 P.O. Box 3022
                           Boca Raton, FL 33431-0922
                                 1-800-777-6472

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                              Fort Lauderdale, FL

                               INVESTMENT MANAGER
                              Ivy Management, Inc.
                           700 South Federal Highway
                              Boca Raton, FL 33432
                                 1-800-456-5111

                                  DISTRIBUTOR
                                 Ivy Mackenzie
                               Distributors, Inc.
                           700 South Federal Highway
                              Boca Raton, FL 33432
                                 1-800-456-5111


                                                            [IVY MACKENZIE LOGO]

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

       EQUITY SECURITIES -- 95.15%          SHARES       VALUE
- -----------------------------------------

CONSUMER PRODUCTS -- 0.77%
Semi-Tech Corporation(a).................   300,000   $    55,082
                                                      -----------
DIAMONDS -- 3.77%
Aber Resources, Ltd.(a)..................    20,000       176,806
De Beers Consolidated Mines Ltd..........     2,500        43,750
SouthernEra Resources Ltd.(a)............    11,500        49,658
                                                      -----------
                                                          270,214
                                                      -----------
ENERGY SERVICE -- 9.15%
Bonus Resource Services
  Corporation(a).........................    10,000        26,181
EVI Weatherford, Inc.(a).................     5,000       185,625
Ensign Resource Service Group, Inc.......    15,000       255,008
NQL Drilling Tools Inc. -- Class A(a)....    25,000       153,005
Noble Drilling Corporation(a)............     1,500        36,094
                                                      -----------
                                                          655,913
                                                      -----------
FOOD/AGRICULTURE -- 3.89%
Potash Corporation of
  Saskatchewan Inc.......................     2,200       165,762
Saskatchewan Wheat Pool..................    10,000       113,224
                                                      -----------
                                                          278,986
                                                      -----------
GAS PRODUCERS -- 10.41%
Elk Point Resources, Inc.(a).............    20,000        68,002
Fletcher Challenge Energy................    55,000       127,720
Merit Energy Ltd.(a).....................    50,000       170,005
Penn West Petroleum Ltd.(a)..............    20,000       231,207
Remington Energy Ltd.(a).................    15,000       148,925
                                                      -----------
                                                          745,859
                                                      -----------
INDUSTRIAL PRODUCTS -- 8.55%
Cameco Corporation.......................     7,500       209,107
Offshore Systems International Ltd.(a)...   258,824        96,803
Simmonds Capital Ltd.(a).................   100,000        26,521
Slater Steel, Inc........................    37,500       280,509
                                                      -----------
                                                          612,940
                                                      -----------
JUNIOR PRECIOUS METALS -- 8.90%
Geomaque Explorations Ltd.(a)............    50,000        68,002
Golden Knight Resources, Inc.(a).........   100,000        56,442
Meridian Gold, Inc.(a)...................   100,000       207,406
Orvana Minerals Corporation(a)...........   375,000       306,010
                                                      -----------
                                                          637,860
                                                      -----------
METALS & MINERALS -- 8.52%
Billiton Plc.............................    35,000        70,953
Breakwater Resources, Ltd.(a)............   115,000       156,405
International Uranium Corp.(a)...........   380,000       136,956
LionOre Mining International Ltd.(a).....   108,100        51,457
Tenke Mining Corp.(a)....................    75,000        99,453
Western Garnet Company Ltd.(a)...........    40,000        95,203
                                                      -----------
                                                          610,427
                                                      -----------
OIL PRODUCERS -- 13.34%
Baytex Energy Ltd. -- Class A(a).........    22,000       128,660
Canadian Natural Resources Ltd.(a).......    10,000       171,365
Carmanah Resources Ltd.(a)...............    12,500        25,076
Hurricane Hydrocarbons Ltd. -- Class
  A(a)...................................    20,000        96,563
Pacalta Resources Ltd.(a)................    30,000       173,405
Richland Petroleum Corporation -- Class
  A(a)...................................   100,000       224,407
Vermilion Resources Ltd.(a)..............    30,000       136,684
                                                      -----------
                                                          956,160
                                                      -----------
PAPER & FOREST PRODUCTS -- 12.80%
Alliance Forest Products, Inc.(a)........    12,500       189,131
Asia Pulp & Paper Company Ltd. --
  Sponsored ADR..........................    10,000       112,500




- -----------------------------------------
            EQUITY SECURITIES               SHARES       VALUE

Donohue, Inc. Class A....................     7,500   $   169,580
Sino-Forest Corp. Class A(a).............   300,000       357,011
Timberwest Timber Trust..................    15,000        88,743
                                                      -----------
                                                          916,965
                                                      -----------
PLATINUM GROUP METALS -- 4.89%
Anglo American Platinum Corporation
  Limited................................    17,500       191,638
Industrias Penoles S.A...................    50,000       158,579
                                                      -----------
                                                          350,217
                                                      -----------
SENIOR PRECIOUS METALS -- 10.16%
Acacia Resources Ltd.....................   125,000       133,138
Freeport-McMoRan Copper & Gold, Inc......    13,500       192,375
Gold Fields of South Africa Limited......     6,000        69,375
Normandy Mining Ltd......................   100,000        81,741
Sons of Gwalia Limited...................    30,000        74,310
Vengold Inc.(a)..........................   175,000       177,316
                                                      -----------
                                                          728,255
                                                      -----------
TOTAL EQUITY SECURITIES
  (Cost -- $12,092,348)..................               6,818,878
                                                      -----------

BONDS -- 1.17%                             PRINCIPAL
- -----------------------------------------  --------
William Resources, Inc.
  8.00%, 01/23/02(c) (Cost -- $89,401)...  $495,000        84,153
                                                      -----------

U.S. GOVERNMENT OBLIGATIONS -- 3.26%
- -----------------------------------------
U.S. Treasury Bill, 4.94%, 07/09/98......    70,000        69,923
U.S. Treasury Bill, 4.87%, 07/16/98......    15,000        14,970
U.S. Treasury Bill, 4.945%, 07/23/98.....    10,000         9,970
U.S. Treasury Bill, 4.84%, 07/30/98......     5,000         4,981
U.S. Treasury Bill, 4.88%, 07/30/98......     5,000         4,980
U.S. Treasury Bill, 4.95%, 09/03/98......    10,000         9,912
U.S. Treasury Bill, 4.98%, 09/03/98......    10,000         9,911
U.S. Treasury Bill, 4.93%, 09/10/98......    35,000        34,660
U.S. Treasury Bill, 4.95%, 09/10/98......     5,000         4,951
U.S. Treasury Bill, 4.96%, 09/17/98......    70,000        69,246
                                                      -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost -- $233,504).....................                 233,504
                                                      -----------
TOTAL INVESTMENTS -- 99.58%
  (Cost -- $12,415,253)(b)...............               7,136,535
OTHER ASSETS, LESS
  LIABILITIES -- 0.42%...................                  30,114
                                                      -----------
NET ASSETS -- 100%.......................             $ 7,166,649
                                                      ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal income tax purposes.
(c) Issuer is in default on interest payments.

OTHER INFORMATION:
At June 30, 1998, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..................   $   364,068
    Gross unrealized depreciation..................    (5,642,786)
                                                      -----------
        Net unrealized depreciation................   $(5,278,718)
                                                      ===========
Purchases and sales of investments (excluding short-term obligations) aggregated $3,526,037 and $5,645,986, respectively, for the period ended June 30, 1998.


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)


ASSETS
Investments, at value (identified cost -- $12,415,253)......  $ 7,136,535
Cash........................................................          994
Receivables
  Investments sold..........................................       29,225
  Fund shares sold..........................................       12,171
  Dividends and interest....................................        3,967
Other assets................................................       24,000
                                                              -----------
  Total assets..............................................    7,206,892
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................        9,606
  Management and advisory fees..............................        5,323
  12b-1 service and distribution fees.......................        3,382
  Other payables to related parties.........................        6,620
Accrued expenses............................................       15,312
                                                              -----------
  Total liabilities.........................................       40,243
                                                              -----------
Net assets..................................................  $ 7,166,649
                                                              ===========
CLASS A
  Net asset value and redemption price per share
    ($5,763,083/1,283,475 shares outstanding)...............  $      4.49
                                                              ===========
  Maximum offering price per share ($4.49 X 100/94.25)*.....  $      4.76
                                                              ===========
CLASS B
  Net asset value, offering price and redemption price** per
    share ($1,108,067/248,824 shares outstanding)...........  $      4.45
                                                              ===========
CLASS C
  Net asset value, offering price and redemption price***
    per share ($280,206/62,561 shares outstanding)..........  $      4.48
                                                              ===========
ADVISOR CLASS
  Net asset value, offering price and redemption price per
    share ($15,293/3,402 shares outstanding)................  $      4.50
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $15,202,416
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (2,595,926)
  Accumulated net investment loss...........................     (156,945)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (5,282,896)
                                                              -----------
NET ASSETS..................................................  $ 7,166,649
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $2,845 foreign taxes withheld........... $    37,050
  Interest..................................................       6,537
                                                               -----------
                                                                  43,587
                                                               -----------
EXPENSES
  Management fee............................................  $23,783
  Advisory fee..............................................   16,648
  Transfer agent............................................   29,125
  Administrative services fee...............................    4,757
  Custodian fees............................................   22,149
  Blue Sky fees.............................................   19,160
  Auditing and accounting fees..............................   12,865
  Shareholder reports.......................................    2,915
  Fund accounting...........................................   16,240
  Trustees' fees............................................    4,235
  12b-1 service and distribution fees.......................   24,169
  Legal.....................................................   11,542
  Other.....................................................    8,468
                                                             ----------
    Total expenses..........................................  196,056
                                                             ----------
NET INVESTMENT LOSS......................................... (152,469)
                                                            -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................ (720,665)
  Net unrealized depreciation during the period on
    investments and foreign currency transactions........... (778,872)
                                                            -----------
    Net loss on investment transactions....................(1,499,537)
                                                            -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........$(1,652,006)
                                                            ===========
                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE SIX        FOR THE
                                                                MONTHS ENDED      YEAR ENDED
                                                                  JUNE 30,       DECEMBER 31,
                                                              ----------------   ------------
                                                                   1998*             1997
                                                              ----------------   ------------
DECREASE IN NET ASSETS
Operations
  Net investment loss.......................................    $  (152,469)     $  (329,750)
  Net realized (loss) gain on investments and foreign
    currency transactions...................................       (720,665)         599,116
  Net unrealized depreciation during the period on
    investments and foreign currency transactions...........       (778,872)      (4,015,909)
                                                                -----------      -----------
        Net decrease resulting from operations..............     (1,652,006)      (3,746,543)
                                                                -----------      -----------
Class A distributions
  In excess of net investment income........................             --         (156,088)
  From net realized gain....................................             --         (529,266)
  In excess of net realized gain............................             --       (1,387,244)
                                                                -----------      -----------
        Total distributions to Class A shareholders.........             --       (2,072,598)
                                                                -----------      -----------
Class B distributions
  In excess of net investment income........................             --          (27,307)
  From net realized gain....................................             --          (92,594)
  In excess of net realized gain............................             --         (242,694)
                                                                -----------      -----------
        Total distributions to Class B shareholders.........             --         (362,595)
                                                                -----------      -----------
Class C distributions
  In excess of net investment income........................             --           (5,985)
  From net realized gain....................................             --          (20,295)
  In excess of net realized gain............................             --          (53,194)
                                                                -----------      -----------
        Total distributions to Class C shareholders.........             --          (79,474)
                                                                -----------      -----------
Fund share transactions (Note 4)
  Class A...................................................     (1,444,582)      (1,566,391)
  Class B...................................................       (140,155)         363,532
  Class C...................................................         (4,924)         390,361
  Advisor Class.............................................         20,143               --
                                                                -----------      -----------
        Net decrease resulting from Fund share
        transactions........................................     (1,569,518)        (812,498)
                                                                -----------      -----------
TOTAL DECREASE IN NET ASSETS................................     (3,221,524)      (7,073,708)
NET ASSETS
  Beginning of period.......................................     10,388,173       17,461,881
                                                                -----------      -----------
  END OF PERIOD.............................................    $ 7,166,649      $10,388,173
                                                                ===========      ===========

*Unaudited

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                FOR THE SIX                                                FOR THE SIX
           CLASS A              MONTHS ENDED                                               MONTHS ENDED       FOR THE YEAR ENDED
                                  JUNE 30,           FOR THE YEAR ENDED DECEMBER 31,       DECEMBER 31,        JUNE 30,
                                ------------        ---------------------------------      ------------       --------------------
                                   1998*             1997         1996         1995            1994             1994        1993
   SELECTED PER SHARE DATA      ------------        -------      -------      -------      ------------       -------      -------
Net asset value, beginning of
  period......................    $  5.50           $  9.64      $  9.21      $  8.90        $  9.85         $10.04      $  7.43
                                  -------           -------      -------      -------        -------          -------      -------
  Income (loss) from
    investment operations
  Net investment loss.........       (.09)(g)          (.22)        (.21)        (.19)(a)       (.11)         (.11)        (.01)
  Net realized and unrealized
    gain (loss) on investment
    transactions..............       (.92)(g)         (2.19)        2.29          .75           (.81)          .24         3.35
                                  -------           -------      -------      -------        -------          -------      -------
      Total from investment
        operations............      (1.01)            (2.41)        2.08          .56           (.92)          .13         3.34
                                  -------           -------      -------      -------        -------          -------      -------
  Less distributions
  In excess of net investment
    income....................         --               .15           --           --             --             --           --
  From net realized gain......         --               .44         1.65          .25             --            .31          .73
  In excess of net realized
    gain......................         --              1.14           --           --             --             --           --
  From capital paid-in........         --                --           --           --            .03            .01           --
                                  -------           -------      -------      -------        -------          -------      -------
      Total distributions.....         --              1.73         1.65          .25            .03            .32          .73
                                  -------           -------      -------      -------        -------          -------      -------
Net asset value, end of
  period......................    $  4.49           $  5.50      $  9.64      $  9.21        $  8.90         $ 9.85      $ 10.04
                                  =======           =======      =======      =======        =======          =======      =======
Total return(%)...............     (18.36)(c)        (23.75)(b)    23.86(b)      6.37(b)       (9.38)(c)      1.05(b)     47.10(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)..............    $ 5,763           $ 8,538      $15,249      $19,353        $23,296          $34,549      $30,971
Ratio of expenses to average
  net assets(%)...............       4.07(d)           2.89         2.79         2.90(f)        2.44(d)           2.05         2.63
Ratio of net investment loss
  to average net assets(%)....      (3.15)(d)         (2.11)       (1.78)       (2.13)(a)      (1.85)(d)         (1.09)       (1.41)
Portfolio turnover rate(%)....         37                93           56           21             36               62           32
Average commission rate(e)....    $ .0140           $ .0170      $ .0134          N/A            N/A               N/A          N/A


FOR THE PERIOD
                                   FOR THE SIX                                                FOR THE SIX
APRIL 1, 1994
             CLASS B               MONTHS ENDED                                               MONTHS ENDED
(COMMENCEMENT)
                                     JUNE 30,          FOR THE YEAR ENDED DECEMBER 31,        DECEMBER 31,
TO JUNE 30,
                                   ------------      -----------------------------------      ------------     --------------
                                      1998*           1997           1996          1995        1994               1994
     SELECTED PER SHARE DATA       ------------      -------        ------        ------      ------------     --------------
Net asset value, beginning of
  period.........................    $  5.46         $  9.59        $ 9.21        $ 8.90       $9.85             $10.16
                                     -------         -------        ------        ------       ------             ------
  Income (loss) from investment
    operations
  Net investment loss............       (.10)(g)        (.24)         (.17)         (.20)(a)    (.09)              (.02)
  Net realized and unrealized
    gain (loss) on investment
    transactions.................       (.91)(g)       (2.18)         2.19           .71        (.86)              (.29)
                                     -------         -------        ------        ------        ------             ------
      Total from investment
        operations...............      (1.01)          (2.42)         2.02           .51        (.95)              (.31)
                                     -------         -------        ------        ------        ------             ------
  Less distributions
  In excess of net investment
    income.......................         --             .13            --            --           --                 --
  From net realized gain.........         --             .44          1.64           .20           --                 --
  In excess of net realized
    gain.........................         --            1.14            --            --           --                 --
                                     -------         -------        ------        ------         ------             ------
      Total distributions........         --            1.71          1.64           .20           --                 --
                                     -------         -------        ------        ------          ------             ------
Net asset value, end of period...    $  4.45         $  5.46        $ 9.59        $ 9.21         $8.90             $ 9.85
                                     =======         =======        ======        ======         ======             ======
Total return(%)..................     (18.50)(c)      (24.03)(b)     23.26(b)       5.74(b)       (9.64)(c)          (3.05)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands).................    $ 1,108         $ 1,501        $2,040        $1,142         $741             $  227
Ratio of expenses to average net
  assets(%)......................       4.38(d)         3.23          3.30          3.50(f)       3.03(d)            2.66(d)
Ratio of net investment loss to
  average net assets(%)..........      (3.46)(d)       (2.45)        (2.30)        (2.73)(a)     (2.44)(d)          (1.72)(d)
Portfolio turnover rate(%).......         37              93            56            21            36                 62
Average commission rate(e).......    $ .0140         $ .0170        $.0134           N/A            N/A                N/A

                      (See Notes to Financial Statements)

                                                                                                 FOR THE PERIOD
                                                              FOR THE SIX    FOR THE YEAR        APRIL 30, 1996
                          CLASS C                             MONTHS ENDED      ENDED            (COMMENCEMENT)
                                                                JUNE 30,     DECEMBER 31,        TO DECEMBER 31,
                                                              ------------   ------------        ---------------
                                                                 1998*           1997                 1996
                  SELECTED PER SHARE DATA                     ------------   ------------        ---------------
Net asset value, beginning of period........................    $  5.49        $  9.62               $ 10.67
                                                                -------        -------               -------
  Income (loss) from investment operations
  Net investment loss.......................................       (.10)(g)       (.24)                 (.14)
  Net realized and unrealized gain (loss) on investment
    transactions............................................       (.91)(g)      (2.18)                  .72
                                                                -------        -------               -------
    Total from investment operations........................      (1.01)         (2.42)                  .58
                                                                -------        -------               -------
  Less distributions
  In excess of net investment income........................         --            .13                    --
  From net realized gain....................................         --            .44                  1.63
  In excess of net realized gain............................         --           1.14                    --
                                                                -------        -------               -------
    Total distributions.....................................         --           1.71                  1.63
                                                                -------        -------               -------
Net asset value, end of period..............................    $  4.48        $  5.49               $  9.62
                                                                =======        =======               =======
Total return(%).............................................     (18.40)(c)     (23.95)(b)              6.51(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $   280        $   349               $   173
Ratio of expenses to average net assets(%)..................       4.29(d)        3.14                  3.15(d)
Ratio of net investment loss to average net assets(%).......      (3.37)(d)      (2.37)                (2.15)(d)
Portfolio turnover rate(%)..................................         37             93                    56
Average commission rate(e)..................................    $ .0140        $ .0170               $ .0134

                                                                    FOR THE PERIOD
                                                                    APRIL 30, 1998
                       ADVISOR CLASS                                (COMMENCEMENT)
                                                                     TO JUNE 30,
                                                                    --------------
                                                                        1998*
                  SELECTED PER SHARE DATA                           --------------
Net asset value, beginning of period........................           $  5.96
                                                                       -------
  Loss from investment operations
  Net investment loss.......................................              (.10)(g)
  Net realized and unrealized loss on investments...........             (1.36)(g)
                                                                       -------
    Total from investment operations........................             (1.46)
                                                                       -------
Net asset value, end of period..............................           $  4.50
                                                                       =======
Total return(%).............................................            (24.50)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................           $    15
Ratio of expenses to average net assets(%)..................              3.31(d)
Ratio of net investment loss to average net assets(%).......             (2.39)(d)
Portfolio turnover rate(%)..................................                37
Average commission rate(e)..................................           $ .0140

- ---------------

(a) Net investment loss is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(f) The ratio of expenses to average net assets is net of expenses reimbursed by manager. Without the expense reimbursement, the ratio of expenses to average net assets would have been 3.23% and 3.83% for Class A and Class B, respectively, for the year ended December 31, 1995.
(g)    Based on average shares outstanding

 *Unaudited

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     Ivy Canada Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1998 there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. ("IMI"), a wholly owned subsidiary of Mackenzie Investment Management, Inc. ("MIMI"), is the Manager of the Fund. For its services, IMI receives a fee monthly at the annual rate of .50% of the Fund's average net assets.

     Mackenzie Financial Corporation ("MFC") in Toronto, Ontario, Canada is the Investment Advisor of the Fund. For its services, MFC receives a fee monthly at the annual rate of .35% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI, a subsidiary of MFC.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the period ended June 30, 1998, the net amount of underwriting discount retained by IMDI was $882.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class A shares are also subject to an ongoing distribution fee at an annual rate of .15% of the average net assets of Class A shares. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $15,579, $6,915 and $1,675 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $26,036, $2,605, $475 and $9, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                               SIX MONTHS ENDED             YEAR ENDED
                                JUNE 30, 1998           DECEMBER 31, 1997
                            ----------------------   ------------------------
           CLASS A           SHARES      AMOUNT        SHARES       AMOUNT
           -------          --------   -----------   ----------   -----------
Sold.......................  212,461   $ 1,171,862      298,986   $ 2,635,521
Issued on reinvestment of
 distributions.............       --            --      361,059     1,859,358
Repurchased................ (480,607)   (2,616,444)    (690,062)   (6,061,270)
                            --------   -----------   ----------   -----------
Net decrease............... (268,146)  $(1,444,582)     (30,017)  $(1,566,391)
                            ========   ===========   ==========   ===========



                                SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 1998           DECEMBER 31, 1997
                             ----------------------   ------------------------
           CLASS B            SHARES      AMOUNT        SHARES       AMOUNT
           -------           --------   -----------   ----------   -----------

Sold.......................    18,067   $   101,762       70,576   $   643,792
Issued on reinvestment of
 distributions.............        --            --       60,223       307,742
Repurchased................   (44,003)     (241,917)     (68,785)     (588,002)
                             --------   -----------   ----------   -----------
Net (decrease)/increase....   (25,936)  $  (140,155)      62,014   $   363,532
                             ========   ===========   ==========   ===========



                                SIX MONTHS ENDED             YEAR ENDED
                                 JUNE 30, 1998          TO DECEMBER 31, 1997
                             ----------------------   ------------------------
           CLASS C            SHARES      AMOUNT        SHARES       AMOUNT
           -------           --------   -----------   ----------   -----------
Sold.......................     2,436   $    11,589       51,492   $   488,373
Issued on reinvestment of
 distributions.............        --            --       11,742        60,359
Repurchased................    (3,429)      (16,513)     (17,649)     (158,371)
                             --------   -----------   ----------   -----------
Net(decrease)/increase.....      (993)  $    (4,924)      45,585   $   390,361
                             ========   ===========   ==========   ===========



                                   FOR THE PERIOD
                                   APRIL 30, 1998
                                   (COMMENCEMENT)
                                  TO JUNE 30, 1998
                               ----------------------
        ADVISOR CLASS           SHARES      AMOUNT
        -------------          --------   -----------
Sold.........................     3,616   $    21,184
Repurchased..................      (214)       (1,041)
                               --------   -----------
Net increase.................     3,402   $    20,143
                               ========   ===========

JUNE 30, 1998
IVY FUNDS(R)

IVY
GLOBAL
NATURAL
RESOURCES
FUND



SEMIANNUAL
REPORT


This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

                                     [ART]

Throughout the centuries, the castle keep has been a source of long-range vision and strategic advantage.



MARKET COMMENTARY

During the second quarter of 1998, there continued to be a growing divergence between the fortunes of industrialized and developing nations, commodity consumers and commodity producers, strong and weak currencies and advancing and declining stocks. Most of these divergences can be explained by a second wave of investor concerns about Asia. While much of the expected impact has been reflected in markets, continued divergences have the potential to undermine broader profit and stock market growth.

According to our research, commodity prices have fallen to 12-year lows; and adjusted for inflation, they are now at multidecade lows. Resource commodities, in particular, are suffering the full brunt of weaker Asian economies, as Japan, the world's second-largest economy, slips into recession. In our view, the downtrend has been temporarily exacerbated by short sellers who continue to push prices below fair long-term sustainable prices. These trends have also pushed commodities and commodity-based currencies to new record lows. However, according to our research, going forward, the attractiveness of investing in resources should improve significantly.

Many investors are asking whether resources are just dinosaur industries awaiting extinction. In our view, they are not-not if we want to heat homes with natural gas, grow food with fertilizers, drive cars made of metal with air pollution reduced by platinum, read books and newspapers on paper, take pictures with silver-based film or buy gold wedding bands and jewelry. In fact, demand for resources has continued to grow with the world economy, although at rates slightly below total growth.

If demand has continued to grow, why are prices so low? Resources are highly correlated with Asian stock markets. Only a few years ago, demand for resources was projected to grow strongly in Asia, and potential shortages were forecast without new production. However, because of the slowdown in Asian economies, the demand has not been as robust as expected, leading to a short-term oversupply. This, in turn, has driven prices down to record lows.

We believe that investors are now entering the capitulation phase, and it may take a few more months before the market absorbs the selling pressure. The process of forming a low in resources always tests the patience of investors, and the concentrated pullback this past quarter has been very disappointing. According to our research, share prices are way down, with good valuations; and, in our view, this has provided a very good buying opportunity for resource stocks. Despite the poor share price performance, most companies continue to have reasonable balance sheets and positive cash flow. Therefore, the Ivy Global Natural Resources Fund will remain fully invested primarily in companies with high-quality assets that are leaders in their industries.

As world markets form a launching pad for the next sustainable advance in resources, and in response to the significant share price reductions, we are very positive about the potential returns. Significant production cutbacks by OPEC show that the repair process has already begun. While there are no guarantees, a positive catalyst, whether in the form of production cuts, inventory reductions or a more positive demand outlook, could lead to a significant improvement in the commodities markets, which would, in turn, benefit the Ivy Global Natural Resources Fund.

IVY MANAGEMENT, INC.

                               BOARD OF TRUSTEES
                             John S. Anderegg, Jr.
                                Paul H. Broyhill
                                Keith J. Carlson
                                Stanley Channick
                             Frank W. DeFriece, Jr.
                                 Roy J. Glauber
                               Michael G. Landry
                              Joseph G. Rosenthal
                               Richard Silverman
                                J. Brendan Swan

                                    OFFICERS
                          Michael G. Landry, Chairman
                          Keith J. Carlson, President
                       James W. Broadfoot, Vice President
                               C. William Ferris,
                              Secretary/Treasurer

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                                   Boston, MA

                                   CUSTODIAN
                         Brown Brothers Harriman & Co.
                                   Boston, MA

                                 TRANSFER AGENT
                                 Ivy Mackenzie
                                 Services Corp.
                                 P.O. Box 3022
                           Boca Raton, FL 33431-0922
                                 1-800-777-6472

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                              Fort Lauderdale, FL

                               INVESTMENT MANAGER
                              Ivy Management, Inc.
                           700 South Federal Highway
                              Boca Raton, FL 33432
                                 1-800-456-5111

                                  DISTRIBUTOR
                                 Ivy Mackenzie
                               Distributors, Inc.
                           700 South Federal Highway
                              Boca Raton, FL 33432
                                 1-800-456-5111


                                                            [LOGO IVY MACKENZIE]

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

EQUITY SECURITIES -- 96.28%                    SHARES       VALUE
- --------------------------------------------
DIAMONDS -- 3.63%
Aber Resources, Ltd.(a).....................    10,000   $    88,403
De Beers Consolidated Mines Ltd.............     1,500        26,250
SouthernEra Resources Ltd.(a)...............     5,500        23,750
                                                         -----------
                                                             138,403
                                                         -----------
ENERGY SERVICES -- 13.94%
Diamond Offshore Drilling, Inc..............     1,000        40,000
ENSCO International Incorporated............     3,000        52,125
EVI Weatherford, Inc.(a)....................     2,700       100,237
Ensign Resource Service Group, Inc..........    10,000       170,005
Marine Drilling Companies, Inc.(a)..........     3,000        48,000
NQL Drilling Tools Inc. -- Class A(a).......     7,500        45,901
Nabors Industries, Inc.(a)..................     2,000        39,625
Noble Drilling Corporation(a)...............     1,500        36,094
                                                         -----------
                                                             531,987
                                                         -----------
FOOD/AGRICULTURE -- 4.45%
Potash Corporation of Saskatchewan
  Inc.......................................     1,500       113,020
Saskatchewan Wheat Pool.....................     5,000        56,612
                                                         -----------
                                                             169,632
                                                         -----------
GAS PRODUCERS -- 7.42%
Elk Point Resources, Inc.(a)................     8,000        27,201
Fletcher Challenge Energy...................    35,000        81,276
Penn West Petroleum Ltd.(a).................    10,800       124,852
Remington Energy Ltd.(a)....................     5,000        49,642
                                                         -----------
                                                             282,971
                                                         -----------
INDUSTRIAL -- 5.53%
AK Steel Holding Corporation................     1,000        17,875
Cameco Corporation..........................     4,000       111,524
International Uranium Corp.(a)..............   150,000        54,062
Steel Dynamics, Inc.(a).....................     2,000        27,750
                                                         -----------
                                                             211,211
                                                         -----------
JUNIOR PRECIOUS METALS -- 6.45%
Meridian Gold Inc.(a).......................    40,000        82,963
Orvana Minerals Corporation(a)..............   200,000       163,205
                                                         -----------
                                                             246,168
                                                         -----------
METALS & MINERALS -- 7.75%
Aluminum Company of America.................       200        13,187
Billiton plc................................    15,000        30,408
Breakwater Resources, Ltd.(a)...............    56,000        76,162
LionOre Mining International Ltd.(a)........    45,000        21,421
QNI Limited.................................   223,000        90,450
Tenke Mining Corp.(a).......................    25,000        33,151
WMC Limited.................................    10,256        30,866
                                                         -----------
                                                             295,645
                                                         -----------
OIL PRODUCERS -- 12.22%
Baytex Energy Ltd. -- Class A(a)............    10,000        58,482
Canadian Natural Resources Ltd.(a)..........     4,000        68,546
Carmanah Resources Ltd.(a)..................     5,500        11,033
Hurricane Hydrocarbons Ltd. -- Class A(a)...    10,000        48,282
Pacalta Resources Ltd.(a)...................    17,500       101,153
Richland Petroleum Corporation -- Class
  A(a)......................................    24,000        53,858
Vermilion Resources Ltd.(a).................    17,500        79,732
YPF S.A. ADR Class D........................     1,500        45,094
                                                         -----------
                                                             466,180
                                                         -----------




             EQUITY SECURITIES                 SHARES       VALUE
- ----------------------------------------
PAPER & FOREST PRODUCTS -- 14.57%
Alliance Forest Products, Inc.(a)...........     6,500   $    98,348
Aracruz Celulose S.A. -- Sponsored ADR......     8,000        91,500
Asia Pulp & Paper Company Ltd.
  Sponsored ADR.............................    10,000       112,500
Donohue, Inc. Class A.......................     2,000        45,221
Sino-Forest Corp. Class A(a)................   175,000       208,257
                                                         -----------
                                                             555,826
                                                         -----------
PLATINUM GROUP METALS -- 6.93%
Anglo American Platinum Corporation
  Limited...................................    14,000       153,310
Industrias Penoles S.A. ....................    35,000       111,006
                                                         -----------
                                                             264,316
                                                         -----------
SENIOR PRECIOUS METALS -- 13.39%
Acacia Resources Ltd........................    65,000        69,232
Anglogold Limited -- ADR....................     4,000        79,000
Ashanti Goldfields Company Ltd..............     5,089        41,348
Freeport-McMoRan Copper & Gold, Inc.........     8,500       121,125
Gold Fields of South Africa Limited.........     4,000        46,250
Normandy Mining Ltd.........................    50,000        40,870
Sons of Gwalia Limited......................    15,000        37,155
Vengold Inc.(a).............................    75,000        75,992
                                                         -----------
                                                             510,972
                                                         -----------
TOTAL EQUITY SECURITIES
  (Cost -- $4,794,220)......................               3,673,311
                                                         -----------
BONDS -- 1.78%                                PRINCIPAL
William Resources, Inc.
  8.00%, 01/23/02(b)
  (Cost -- $70,355).........................  $400,000        68,002
                                                         -----------
U.S. GOVERNMENT OBLIGATIONS -- 0.13%
- --------------------------------------------
U.S. Treasury Bill, 4.925%, 07/23/98
  (Cost -- $4,985)..........................     5,000         4,985
                                                         -----------
TOTAL INVESTMENTS -- 98.19%
  (Cost -- $4,869,560)(c)...................               3,746,298
OTHER ASSETS, LESS LIABILITIES -- 1.81%.....                  68,942
                                                         -----------
NET ASSETS -- 100%..........................             $ 3,815,240
                                                         ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Issuer is in default on interest payments.
(c) Cost is approximately the same for
    Federal income tax purposes.

OTHER INFORMATION:
At June 30, 1998, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation.....................   $    33,749
    Gross unrealized depreciation.....................    (1,157,011)
                                                         -----------
        Net unrealized depreciation...................   $(1,123,262)
                                                         ===========
Purchases and sales of investments (excluding short-term obligations) aggregated $2,586,602 and $5,217,445, respectively, for the period ended June 30, 1998.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $4,869,560).......  $ 3,746,298
Receivables
  Investments sold..........................................      129,728
  Dividends and interest....................................        2,416
  Manager for expense reimbursement.........................       14,153
Deferred organization expenses..............................       33,785
Other assets................................................       13,843
                                                              -----------
    Total assets............................................    3,940,223
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................          968
  Management and advisory fees..............................        3,456
  12b-1 service and distribution fees.......................        2,221
  Other payables to related parties.........................        3,243
Due to custodian............................................      106,819
Accrued expenses............................................        8,276
                                                              -----------
    Total liabilities.......................................      124,983
                                                              -----------
NET ASSETS..................................................  $ 3,815,240
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($1,900,317/247,749 shares outstanding)...................  $      7.67
                                                              ===========
Maximum offering price per share ($7.67 X 100/94.25)*.......  $      8.14
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($1,811,127/237,372 shares outstanding).............  $      7.63
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($103,796/13,623 shares outstanding)................  $      7.62
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 6,159,220
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (1,200,520)
  Accumulated net investment loss...........................      (16,032)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (1,127,428)
                                                              -----------
NET ASSETS..................................................  $ 3,815,240
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)


INVESTMENT INCOME
  Dividends, net of $1,923 foreign taxes withheld...........  $33,152
                                                              -------
EXPENSES
  Management fee............................................  $13,116
  Advisory fee..............................................   13,116
  Transfer agent............................................    7,195
  Administrative services fee...............................    2,623
  Custodian fees............................................   21,251
  Blue Sky fees.............................................   16,683
  Auditing and accounting fees..............................    7,798
  Shareholder reports.......................................      666
  Amortization of organization expenses.....................    4,873
  Fund accounting...........................................    9,821
  Trustees' fees............................................    4,235
  12b-1 service and distribution fees.......................   16,000
  Legal.....................................................   11,524
  Other.....................................................    3,205
                                                               --------
                                                               132,106
  Expenses reimbursed by manager............................   (64,959)
                                                               --------
    Net expenses............................................    67,147
                                                               --------
NET INVESTMENT LOSS.........................................   (33,995)
                                                               --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................    (806,628)
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........      72,528
                                                               ---------
    Net loss on investment transactions.....................    (734,100)
                                                               ---------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............   $(768,095)
                                                               =========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                                MONTHS        FOR THE
                                                                 ENDED       YEAR ENDED
                                                               JUNE 30,     DECEMBER 31,
                                                              -----------   ------------
                                                                 1998*          1997
                                                              -----------   ------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (33,995)  $   (87,912)
  Net realized (loss) gain on investments and foreign
    currency transactions...................................     (806,628)      740,820
  Net unrealized appreciation (depreciation) during the
    period on investments and foreign currency
    transactions............................................       72,528    (1,199,956)
                                                              -----------   -----------
      Net decrease resulting from operations................     (768,095)     (547,048)
                                                              -----------   -----------
Class A distributions
  In excess of net investment income........................           --       (91,654)
  From net realized gain....................................           --      (441,915)
  In excess of net realized gain............................           --      (125,911)
                                                              -----------   -----------
      Total distributions to Class A shareholders...........           --      (659,480)
                                                              -----------   -----------
Class B distributions
  In excess of net investment income........................           --       (44,832)
  From net realized gain....................................           --      (287,696)
  In excess of net realized gain............................           --       (78,348)
                                                              -----------   -----------
      Total distributions to Class B shareholders...........           --      (410,876)
                                                              -----------   -----------
Class C distributions
  In excess of net investment income........................           --        (1,675)
  From net realized gain....................................           --       (11,209)
  In excess of net realized gain............................           --        (4,050)
                                                              -----------   -----------
      Total distributions to Class C shareholders...........           --       (16,934)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................   (1,582,420)    4,800,177
  Class B...................................................     (570,677)    3,416,671
  Class C...................................................       (1,546)      155,468
                                                              -----------   -----------
      Net (decrease) increase resulting from Fund share
       transactions.........................................   (2,154,643)    8,372,316
                                                              -----------   -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (2,922,738)    6,737,978
NET ASSETS
  Beginning of period.......................................    6,737,978            --
                                                              -----------   -----------
  END OF PERIOD.............................................  $ 3,815,240   $ 6,737,978
                                                              ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $        --   $    17,963
                                                              ===========   ===========

*Unaudited

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                               FOR THE SIX MONTHS ENDED                 FOR THE
YEAR ENDED
                                                                    JUNE 30, 1998*                       DECEMBER
31, 1997
                                                           ---------------------------------
-------------------------------
                                                           CLASS A      CLASS B      CLASS C      CLASS A
CLASS B     CLASS C
SELECTED PER SHARE DATA                                    -------      -------      -------      -------
-------     -------
Net asset value, beginning of period.....................  $ 9.01       $  9.00      $  9.00      $10.00      $
10.00     $ 10.00
                                                           -------      -------      -------      -------
-------     -------
  Income (loss) from investment operations
  Net investment loss (a)................................    (.04)(b)      (.08)(b)     (.09)(b)    (.11)
(.15)       (.17)
  Net realized and unrealized (loss) gain on investment
    transactions.........................................   (1.30)(b)     (1.29)(b)    (1.29)(b)     .70
 .68         .68
                                                           -------      -------      -------      -------
-------     -------
    Total from investment operations.....................   (1.34)        (1.37)       (1.38)        .59
 .53         .51
                                                           -------      -------      -------      -------
-------     -------
  Less distributions
  In excess of net investment income.....................      --            --           --         .22
 .17         .15
  From net realized gain.................................      --            --           --        1.08
1.08        1.08
  In excess of net realized gain.........................      --            --           --         .28
 .28         .28
                                                           -------      -------      -------      -------
-------     -------
    Total distributions..................................      --            --           --        1.58
1.53        1.51
                                                           -------      -------      -------      -------
-------     -------
Net asset value, end of period...........................  $ 7.67       $  7.63      $  7.62      $ 9.01      $
9.00     $  9.00
                                                           =======      =======      =======      =======
=======     =======
Total return (%).........................................  (14.87)(d)    (15.22)(d)   (15.33)(d)    6.95(c)
6.28(c)     6.08(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).................  $1,900       $ 1,811      $   104      $3,907      $
2,706     $   124
Ratio of expenses to average net assets
  With expense reimbursement (%).........................    2.21(f)       2.91(f)      3.32(f)     2.10
2.86        3.08
  Without expense reimbursement (%)......................    4.69(f)       5.39(f)      5.80(f)     2.88
3.64        3.86
Ratio of net investment loss to average net assets
  (%)(a).................................................    (.95)(f)     (1.65)(f)    (2.06)(f)   (1.10)
(1.86)      (2.08)
Portfolio turnover rate (%)..............................      47            47           47         199
199         199
Average commission rate (e)..............................  $.0140       $ .0140      $ .0140      $.0190      $
 .0190     $ .0190

(a) Net investment loss is net of expenses reimbursed by manager.
(b) Based on average shares outstanding
(c) Total return does not reflect a sales charge.
(d) Total return represents aggregate total return and does not reflect a sales charge.
(e) This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(f) Annualized

 *Unaudited

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     Ivy Global Natural Resources Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1998 there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. ("IMI"), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), is the Manager of the Fund. For its services, IMI receives a management fee monthly at the annual rate of .50% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Financial Corporation ("MFC") in Toronto, Ontario, Canada is the Investment Advisor of the Fund. For its services, MFC receives a fee monthly at the annual rate of .50% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI, a subsidiary of MFC.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1998, the net amount of underwriting discount retained by IMDI was $460.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $3,410, $11,944 and $646, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $3,911, $2,867 and $417, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                   SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 1998          DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS A                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------

Sold..........................   116,135   $ 1,064,894    514,551   $ 5,779,987
Issued on reinvestment of
 distributions................        --            --     35,261       297,604
Repurchased...................  (301,992)   (2,647,314)  (116,206)   (1,277,414)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......  (185,857)  $(1,582,420)   433,606   $ 4,800,177
                                ========   ===========   ========   ===========



                                   SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 1998          DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS B                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------

Sold..........................     9,927   $    88,904    322,291   $ 3,679,427
Issued on reinvestment of
 distributions................        --            --     15,150       127,716
Repurchased...................   (73,336)     (659,581)   (36,660)     (390,472)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......   (63,409)  $  (570,677)   300,781   $ 3,416,671
                                ========   ===========   ========   ===========



                                   SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 1998          DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS C                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------

Sold..........................     2,378   $    21,451     16,819   $   190,701
Issued on reinvestment of
 distributions................        --            --      1,026         8,660
Repurchased...................    (2,574)      (22,997)    (4,026)      (43,893)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......      (196)  $    (1,546)    13,819   $   155,468
                                ========   ===========   ========   ==========

-----------------------------------------------------------------------------------------------------------------------------------
 IVY FUND
IVY GLOBAL NATURAL RESOURCES FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Ivy Global
                                                               Natural                           Adjustments
                                                              Resources        Ivy Canada         Increases      Pro Forma
                                                                 Fund             Fund           (Decreases)     Combined#
                                                              -----------------------------------------------------------------
Assets
Investments, at value (identified cost - $4,869,560,
  $12,415,253 and $17,284,813, respectively)                       $3,746,298      $7,136,535    $               $10,882,833
Cash..........................................................              -             994                            994
Receivables
  Investments sold.........................................           129,728          29,225                        158,953
  Fund shares sold............................................              -          12,171                         12,171
  Dividends and interest..................................              2,416           3,967                          6,383
  Manager for expense reimbursement.......................             14,153               -           116,268      130,421
Deferred organizationexpenses...........................               33,785               -                         33,785
Other assets..............................................             13,843          24,000                         37,843
                                                              -----------------------------------------------------------------
 Total assets.....................................                3,940,223       7,206,892           116,268   11,263,383
                                                              -----------------------------------------------------------------
Liabilities
Payables
  Fund shares repurchased.................................                968           9,606                           10,574
  Management and advisory fees............................              3,456           5,323             7,135         15,914
  12b-1 service and distribution fees............                       2,221           3,382           (5,842)          (239)
  Other payables to related parties......................               3,243           6,620                            9,863
Due to custodian......................                                106,819               -                          106,819
Accrued expenses........................                                8,276          15,312            30,000         53,588
                                                              -----------------------------------------------------------------
   Total liabilities.......................                           124,983          40,243            31,293        196,519
                                                              -----------------------------------------------------------------
Net assets...............................                          $3,815,240      $7,166,649           $84,975    $11,066,864
                                                              =================================================================
Class A
Net asset value and redemption price per share
  ($1,900,317 / 247,749 shares outstanding)...................          $7.67
                                                              ===============
  ($5,763,083 / 1,283,475 shares outstanding).................                          $4.49
                                                                                   ==========
  ($7,732,877 / 1,008,187 shares outstanding).................                                                            $7.67
                                                                                                                ===============

Maximum offering price per share
  ($7.67 x  100/94.25)*........................                         $8.14                                             $8.14
                                                              ================                                  ===============
  ($4.49 x 100/94.25)*........................................                          $4.76
                                                                                   ==========
Class B
Net asset value, offering price and redemption price** per share
  ($1,811,127 / 237,372 shares outstanding)..................           $7.63
                                                              ================
  ($1,108,067 / 248,824 shares outstanding)..................                         $4.45
                                                                                   ===========
  ($2,931,429 / 384,201 shares outstanding)..................                                                            $7.63
                                                                                                                    ===============
Class C
Net asset value, offering price and redemption price*** per share
  ($103,796 / 13,623 shares outstanding).....................           $7.62
                                                              ================
  ($280,206 / 62,561 shares outstanding)......................                           $4.48
                                                                                  ============
  ($387,096 / 50,801 shares outstanding)......................                                                            $7.62
                                                                                                                    ===============
Advisor Class
Net asset value, offering price and redemption price per share
  ($0 / 0 shares outstanding).................................           0.00
                                                              ===============
  ($15,293 / 3,402 shares outstanding)........................                           $4.50
                                                                                 =============
  ($15,462 / 2,016 shares outstanding)........................                                                            $7.67
                                                                                                                    ===============
Net assets consist of
   Capital paid-in.....................................            $6,159,220     $15,202,416                      $21,361,636
   Accumulated net realized loss on investments and
    foreign currency transactions..........................        (1,200,520)     (2,595,926)                      (3,796,446)
   Accumulated net investment income (loss)..................         (16,032)       (156,945)            84,975       (88,002)
   Net unrealized depreciation on investments and foreign
    currency transactions..........................                (1,127,428)     (5,282,896)                      (6,410,324)
                                                               ----------------------------------------------------------------
Net assets........................................                 $3,815,240      $7,166,649           $84,975    $11,066,864

                                                              =================================================================

   #Unaudited.
   *On sales of more than $50,000 the offering price is reduced.
 **Subject to a maximum deferred sales charge of 5%.
***Subject to a maximum deferred sales charge of 1%.

    (See Notes to Pro Forma Financial Statements)

------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Combined
Statement of Operations
For the Six Months Ended
June 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                               Ivy Global
                                                                 Natural                      Adjustments
                                                                Resources        Ivy Canada    Increases            Pro Forma
                                                                   Fund             Fund      (Decreases)           Combined
                                                            -----------------------------------------------------------------------
Investment income
  Dividends and interest....................................     $33,152          $43,587                             $76,739
                                                            ---------------------------------                 ---------------------
Expenses
  Management fee............................................     $13,116          $23,783                              36,899
  Advisory fee..............................................      13,116           16,648        $7,135 (a)            36,899
  Transfer agent............................................       7,195           29,125                              36,320
  Administrative services...................................       2,623            4,757                               7,380
  Custodian fees............................................      21,251           22,149                              43,400
  Blue Sky fees.......................................            16,683           19,160                              35,843
  Auditing and Accounting fees..............................       7,798           12,865                              20,663
  Shareholder reports.........................................       666            2,915                               3,581
  Amortization of organization expenses.....................       4,873                -                               4,873
  Fund accounting............................................      9,821           16,240                              26,061
  Trustees' fees............................................       4,235            4,235                               8,470
  12b-1 service and distribution fees.......................      16,000           24,169       (5,842)  (b)           34,327
  Legal.....................................................      11,524           11,542                              23,066
  Other.....................................................       3,205            8,468        30,000  (c)           41,673
                                                            -----------------------------------------------------------------------
                                                                 132,106          196,056        31,293               359,455
Expenses reimbursed........................................     (64,959)              -        (116,268)  (d)        (181,227)
                                                            -----------------------------------------------------------------------
  Net expenses..............................................      67,147          196,056      (84,975)               178,228
                                                            -----------------------------------------------------------------------
Net investment loss.......................................       (33,995)        (152,469)       84,975              (101,489)
                                                            -----------------------------------------------------------------------
Net realized and unrealized loss
  on investment transactions
  Net realized loss on investments and foreign currency
     transactions.............................................  (806,628)        (720,665)                         (1,527,293)
  Net unrealized depreciation during the period on
    investments and foreign currency transactions.............    72,528        (778,872)                           (706,344)
                                                            ---------------------------------                 ---------------------
       Net loss on investment                                   (734,100)      (1,499,537)                         (2,233,637)
 ............
                                                            -----------------------------------------------------------------------

Decrease in net assets resulting
  from operations...........................................   $(768,095)     $(1,652,006)       $84,975          $(2,335,126)
                                                            =======================================================================

(a) To adjust ICF Advisor fee to .50% of the Fund's average net assets.

(b) To remove .15% distribution fee from ICF Class A shares.

(c) Estimated expenses of the proposed merger.

(d) To limit total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and other extraordinary expenses) to an annual rate of 1.95% of average net assets.


                                (See Notes to Pro Forma Financial Statements)

----------------------------------------------------------------------------------------------------------------------------------
Pro Forma Combined
Statement of Operations
For the Year Ended
December 31, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                              Ivy Global
                                                                Natural                        Adjustments
                                                               Resources      Ivy Canada       Increases          Pro Forma
                                                                  Fund           Fund          Decreases)         Combined
                                                            ----------------------------------------------------------------------
Investment income
  Dividends and interest.......................                  $64,488       $118,338  $                          $182,826
                                                            ---------------------------------                   ------------------

Expenses
  Management fee............................................     $32,056        $76,152                              108,208
  Advisory fee.........................................           32,056         53,306           22,846 (a)         108,208
  Transfer agent..........................................         9,520         77,371                               86,891
  Administrative services.................................         6,411         15,230                               21,641
  Custodian fees.................................                 31,301         26,422                               57,723
  Blue Sky fees.........................................           4,134         20,186                               24,320
  Auditing and Accounting fees..............................       4,650         24,795                               29,445
  Shareholder reports.......................................         924          5,003                                5,927
  Amortization of organization expenses........................    7,672              -                                7,672
  Fund accounting................................................ 18,506         35,010                               53,516
  Trustees' fees................................................   4,670          7,212                               11,882
  12b-1 service and distribution fees..........................   32,726         76,054         (19,062)  (b)         89,718
  Legal.......................................................... 16,189         20,005                               36,194
  Other........................................................    1,945         11,342           30,000 (c)             43,287
                                                            ----------------------------------------------------------------------
                                                                 202,760        448,088           33,784             684,632
  Expenses reimbursed......................................      (50,360)              -        (122,553)  (d)      (172,913)
                                                            ----------------------------------------------------------------------
       Net expenses.........................................     152,400        448,088         (88,769)             511,719
                                                            ----------------------------------------------------------------------
Net investment loss.....................................         (87,912)      (329,750)          88,769           (328,893)
                                                            ----------------------------------------------------------------------
Net realized and unrealized loss
  on investment transactions
  Net realized loss on investments and foreign currency
      transactions.....................................          740,820        599,116                            1,339,936
 ....................................
  Net unrealized depreciation during the period on
    investments and foreign currency transactions..........   (1,199,956)    (4,015,909)                          (5,215,865)
                                                            ---------------------------------                   ------------------
       Net loss on investment transactions.................     (459,136)    (3,416,793)                          (3,875,929)
                                                            ----------------------------------------------------------------------
Decrease in net assets resulting
  from operations......................................        $(547,048)   $(3,746,543)          $88,769        $(4,204,822)

                                                            ======================================================================


(a) To adjust ICF Advisor fee to .50% of the Fund's average net assets.

(b) To remove .15% distribution fee from ICF Class A shares.

(c) Estimated expenses of the proposed merger.

(d) To limit total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and other extraordinary expenses) to an annual rate of 1.95% of average net assets.

                (See Notes to Pro Forma Combined Financial Statements)

IVY FUND
IVY GLOBAL NATURAL RESOURCES FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. Basis of combination - The pro forma combining financial statements of Ivy Global Natural Resources Fund (IGNRF) reflect the proposed merger of Ivy Canada Fund (ICF) into IGNRF, accounted for on a pooling-of-interest basis as though the merger had become effective on June 30, 1998, the end of the period presented.

     The pro forma combined financial statements reflect estimated expenses of the proposed merger of $30,000; an increase in management fees for ICF to reflect the higher rate charged to IGNRF; a decrease in ICF Class A 12b-1 distribution fees to reflect the lower fees charged to IGNRF Class A shares; and an increase in expenses reimbursed by the manager to reflect the impact of the voluntary expense limitation in effect for Ivy Global Natural Resources Fund. The pro forma financial statements should be read in conjunction with the historical financial statements of the funds included in the Statement of Additional Information.

2. Capital shares - The pro forma net asset value per share assumes the issuance of additional IGNRF shares to ICF shareholders in connection with the merger of ICF into IGNRF. The number of additional shares to be issued of 946,461 was calculated based on the net assets of ICF at June 30, 1998 of $7,251,624 and the per share net asset value of IGNRF at June 30, 1998 of $7.67, $7.63 and $7.62 for Class A, B and C, respectively. IGNRF Advisor Class shares were issued to ICF Advisor Class shareholders on the basis of an IGNRF net asset value of $7.67.

3. Operating expenses - While it is expected that the proposed combination would provide some economies of scale which could lower overall operating expenses, the pro forma combined financial statements do not reflect such expense reductions since they cannot be precisely calculated at this time.

                                     PART C

                               OTHER INFORMATION

Item 15           Indemnification

                  A policy of insurance covering Ivy Management, Inc. and the Registrant will insure the Registrant's trustees and officers and others against liability arising by reason of an actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other negligent act.

                  Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust, dated December 10, 1992. (Incorporated by reference to Exhibit XX to Post-Amendment No. 71 to Registration Statement No. 2-17613.)

Item 16           Exhibits

1. (a) Amended and Restated Declaration of Trust dated December 10, 1992. (Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 71 to Registration Statement No. 2-17613.)

     (b) Amendment to Amended and Restated Declaration of Trust. (Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 73 to Registration Statement No. 2-17613.)

    (c) Amendment to Amended and Restated Declaration of Trust. (Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 74 to Registration Statement No. 2-17613.)

    (d) Establishment and Designation of Additional Series (Ivy Emerging Growth
        Fund). (Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 73 to Registration Statement No. 2-17613.)

    (e) Redesignation of Shares (Ivy Growth with Income Fund--Class A) and Establishment and Designation of Additional Class (Ivy Growth with Income Fund--Class C. (Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 73 to Registration Statement No. 2-17613.)

    (f) Redesignation of Shares (Ivy Emerging Growth Fund--Class A, Ivy Growth Fund--Class A and Ivy International Fund--Class A) . (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 74 to Registration Statement No. 2-17613.)

    (g) Establishment and Designation of Additional Series (Ivy China Region
        Fund). (Incorporated by reference to Exhibit 1(g) Post-Effective Amendment No. 74 to Registration Statement No. 2-17613.)

    (h) Establishment and Designation of Additional Class (Ivy China Region Fund--Class B, Ivy Emerging Growth Fund--Class B, Ivy Growth
        Fund--Class   B,  Ivy  Growth   with  Income Fund--Class B and Ivy
        International Fund--Class B). (Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 74 for Registration Statement No. 2-17613.)

    (i) Establishment and Designation of Additional Class (Ivy International
        Fund--Class I) .   (Incorporated by reference to Exhibit 1(i) to
        Post-Effective Amendment No. 74 to Registration Statement No. 2-17613.)

    (j) Establishment and Designation of Series and Classes (Ivy Latin American Strategy Fund--Class A and Class B, Ivy New Century Fund--Class A and Class B) . (Incorporated by reference to Exhibit 1(j) to
        Post-Effective Amendment No. 75 to Registration Statement No. 2-17613.)

    (k) Establishment and Designation of Series and Classes (Ivy International Bond Fund--Class A and Class B). (Incorporated by reference to Exhibit 1(k) to Post-Amendment No. 76 to Registration Statement No. 2-17613.)

    (l) Establishment and Designation of Series and Classes (Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Short-Term US Government Securities Fund (now known as Ivy Short-Term Bond Fund) -- Class A and Class B). (Incorporated by reference to Exhibit 1(l) to Post-Amendment No. 77 to Registration Statement No. 2-17613.)

    (m) Redesignation of Ivy Short-Term U.S. Government Securities Fund as Ivy Short-Term Bond Fund. (Incorporated by reference to Exhibit 1(m) to Post-Amendment No. 81 to Registration Statement No. 2-17613.)

    (n) Redesignation of Shares (Ivy Money Market Fund--Class A and Ivy Money Market Fund--Class B). (Incorporated by reference to Exhibit 1(n) to Post-Amendment No. 84 to Registration Statement No. 2-17613.)

    (o) Form of Establishment and Designation of Additional Class (Ivy Bond Fund--Class C; Ivy Canada Fund--Class C; Ivy China Region Fund--Class C; Ivy Emerging Growth Fund--Class C; Ivy Global Fund--Class C; Ivy Growth Fund--Class C; Ivy Growth with Income Fund--Class C; Ivy International Fund--Class C; Ivy Latin America Strategy Fund--Class C; Ivy International Bond Fund--Class C; Ivy Money Market Fund--Class C; Ivy New Century Fund--Class C). (Incorporated by reference to Exhibit 1(o) to Post-Amendment No. 84 to Registration Statement No. 2-17613.)

    (p) Establishment and Designation of Series and Classes (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class I).(Incorporated by reference to Exhibit 1(p) to Post-Amendment No. 86 to Registration Statement No. 2-17613.)

    (q) Establishment and designation of Series and Classes (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C and Class I). (Incorporated by reference to Exhibit 1(q) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

    (r) Establishment and Designation of Series and Classes (Ivy Pan-Europe Fund--Class A, Class B and Class C). (Incorporated by reference to
        Exhibit 1(r) to Post-Amendment No. 92 to Registration Statement No. 2-17613.)

     (s) Establishment and Designation of Series and Classes (Ivy International Fund II--Class A, Class B, Class C and Class I). (Incorporated by reference to 1(s) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (t) Form of  Establishment  and  Designation of Additional  Class (Ivy Asia
         Pacific   Fund--Advisor   Class;  Ivy  Bond  Fund--Advisor Class; Ivy
         Canada --Advisor  Class; Ivy China Region  Fund--Advisor Class; Ivy
         Emerging Growth --Advisor   Class;  Ivy  Global  Fund--Advisor Class;
         Ivy Global Natural Fund--Advisor Class; Ivy Global Science & Technology Fund--Advisor Class; Ivy Growth Fund--Advisor Class; Ivy Growth with Income Fund--Advisor; Ivy International Bond Fund--Advisor Class; Ivy International Fund --Advisor Class; Ivy International Small Companies Fund--Advisor Class; Ivy Latin America Strategy Fund--Advisor Class; Ivy New Century Fund--Advisor Class;
         Ivy Pan-Europe Fund--Advisor Class).  (Incorporated by reference to
         Exhibit 1(t) Post-Amendment No. 96 to Registration Statement No. 2-17613.)

    (u) Redesignations of Series and Classes (Ivy Emerging Growth Fund redesignated as Ivy US Emerging Growth Fund; Ivy New Century Fund
        redesignated as Ivy Developing Nations Fund; and,  Ivy  Latin   America
        Strategy Fund redesignated as Ivy South America Fund). (Incorporated by reference to Exhibit 1(u) to Post-Amendment No. 97 to Registration Statement 2-17613.)

    (v) Redesignation of Series and Classes and Establishment and Designation of Additional Class (Ivy International Bond Fund redesignated as Ivy High Yield Fund; Class I shares of Ivy High Yield Fund established). (Incorporated by reference to Exhibit 1(v) to Post-Amendment No. 98 to Registration Statement 2-17613.)

    (w) Establishment and designation of Series and Classes (Ivy US Blue Chip Fund--Class A, Class B, Class C, Class I and Advisor Class. (Incorporated by reference to Exhibit 1(w) to Post-Effective No. 101 to Registration Statement No. 2-17613).

2. By-Laws, as amended. (Incorporated by reference to Exhibit 2 to Post-Amendment No. 48 to Registration Statement No. 2-17613).

3. Not Applicable

4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.

5. (a) Establishment and Designation of Series and Classes (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C and Class I). (Incorporated by reference to Exhibit 1(q) of Post-Effective Amendment No. 89 to Registration Statement No. 2-17613).

     (b) Form of Establishment and Designation of Additional Class (Ivy Asia Pacific Fund--Advisor Class; Ivy Bond Fund--Advisor Class; Ivy Canada Fund--Advisor Class; Ivy China Region Fund--Advisor Class; Ivy Emerging Growth Fund--Advisor Class; Ivy Global Fund--Advisor Class; Ivy Global Natural Resources Fund--Advisor Class; Ivy Global Science & Technology Fund--Advisor Class; Ivy Growth Fund--Advisor Class; Ivy Growth with Income Fund--Advisor Class; Ivy International Bond Fund--Advisor Class; Ivy International Fund II--Advisor Class; Ivy International Small Companies Fund--Advisor Class; Ivy Latin America Strategy Fund--Advisor Class; Ivy New Century Fund--Advisor Class; Ivy Pan-Europe Fund--Advisor Class). (Incorporated by reference to Exhibit 1(t) to Post-Effective Amendment No. 96 to Registration Statement No. 2-17613).

6. (a) Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. and Supplements for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund. (Incorporated by reference to Exhibit 5(a) to Post-Amendment No. 68 to Registration Statement No. 2-17613.)

     (b) Subadvisory Contract by and among Ivy Fund, Ivy Management, Inc. and Boston Overseas Investors, Inc.. (Incorporated by reference to
          Exhibit 5(b) to Post-Amendment No. 68 to Registration Statement No. 2-17613.)

     (c) Assignment Agreement relating to Subadvisory Contract. (Incorporated by reference to Exhibit 5(c) to Post-Amendment No. 74 to Registration Statement No. 2-17613.)

     (d) Business Management and Investment Advisory Agreement Supplement for Ivy Emerging Growth Fund. (Incorporated by reference to Exhibit 5(d) to Post-Amendment No. 74 to Registration Statement No. 2-17613.)

     (e) Business Management and Investment Advisory Agreement Supplement for Ivy China Region Fund. (Incorporated by reference to Exhibit 5(e) to Post-Amendment No. 71 to Registration Statement No. 2-17613.)

     (f) Form of Business Management and Investment Advisory Supplement for Ivy Latin America Strategy Fund. (Incorporated by reference to Exhibit 5(f) to Post-Amendment No. 75 to Registration Statement No. 2-17613.)

     (g) Form of Business Management and Investment Advisory Agreement Supplement for Ivy New Century Fund. (Incorporated by reference to
          Exhibit 5(g) to Post-Amendment No. 75 to Registration Statement No. 2-17613.)

     (h) Form of Business Management and Investment Advisory Agreement Supplement for Ivy International Bond Fund. (Incorporated by reference to Exhibit 5(h) to Post-Amendment No. 76 to Registration Statement No. 2-17613.)

     (i) Business Management and Investment Advisory Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund. (Incorporated by reference to Exhibit 5(i) to Post-Amendment No. 81 to Registration Statement No. 2-17613.)

     (j) Master Business Management Agreement between Ivy Fund and Ivy Management, Inc.. (Incorporated by reference to Exhibit 5(j) to Post-Amendment No. 81 to Registration Statement No. 2-17613.)

     (k) Form of Supplement to Master Business Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Canada Fund). (Incorporated by reference to
          Exhibit 5(k) to Post-Amendment No. 77 to Registration Statement No. 2-17613.)

     (l)  Form  of   Investment   Advisory   Agreement between Ivy Fund and
          Mackenzie  Financial Corporation.  (Incorporated  by reference to
          Exhibit 5(l) to Post-Amendment No. 77 to Registration Statement No. 2-17613.)

     (m) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Science & Technology Fund). (Incorporated by reference to
          Exhibit 5(m) to Post-Amendment No. 86 to Registration Statement No. 2-17613.)

     (n) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Asia Pacific Fund and Ivy International Small Companies Fund). (Incorporated by reference to Exhibit 5(n) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

     (o)  Form of Supplement to Master Business Management Agreement between
          Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund). (Incorporated by reference to Exhibit 5(o) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

     (p) Form of Supplement to Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corporation (Ivy Global Natural Resources
          Fund). (Incorporated by reference to Exhibit 5(p) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

     (q) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Pan-Europe Fund). (Incorporated by reference to Exhibit 5(q) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (r) Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy International Fund II). (Incorporated by reference to Exhibit 5(r) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (s) Addendum to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund). (Incorporated by reference to Exhibit 5(s) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

     (t) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy High Yield
          Fund). (Incorporated by reference to Exhibit 5(t) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

     (u) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Incorporated by reference to Exhibit 5(u) to Post-Effective No. 101 to Registration Statement No. 2-17613).

 7. (a) Dealer Agreement, as amended. (Incorporated by reference to Exhibit 6(a) to Post-Amendment No. 70 to Registration Statement No. 2-17613.)

     (b) Amended and Restated Distribution Agreement. (Incorporated by reference to Exhibit 6(b) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

     (c) Addendum to Amended and Restated Distribution Agreement. (Incorporated by reference to Exhibit 6(c) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

     (d) Addendum to Amended and Restated Distribution Agreement (Ivy Money Market Fund--Class A and Class B). (Incorporated by reference to
          Exhibit 6(d) to Post-Amendment No. 84 to Registration Statement No. 2-17613.)

     (e) Form of Addendum to Amended and Restated Distribution Agreement (Class C). (Incorporated by reference to Exhibit 6(e) to Post-Amendment No. 84 to Registration Statement No. 2-17613.)

     (f) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class
          I). (Incorporated by reference to Exhibit 6(f) to Post-Amendment No. 86 to Registration Statement No. 2-17613.)

     (g) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C, and Class I). (Incorporated by reference to Exhibit 6(g) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

     (h) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Pan-Europe Fund--Class A, Class B and Class C). (Incorporated by reference to Exhibit 6(h) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (i) Form of Addendum to Amended and Restated Distribution Agreement (Ivy International Fund II--Class A, Class B, Class C and Class I). (Incorporated by reference to Exhibit 6(i) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (j) Form of Addendum to Amended and Restated Distribution Agreement (Advisor Class). (Incorporated by reference to Exhibit 6(j) to Post-Amendment No. 96 to Registration Statement No. 2-17613.)

     (k) Addendum to Amended and Restated Distribution Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund). (Incorporated by reference to Exhibit 6(k) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

     (l) Addendum to Amended and Restated Distribution Agreement (Ivy High Yield Fund). (Incorporated by reference to Exhibit 6(l) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

     (m) Addendum to Amended and Restated Distribution Agreement (Ivy US Blue Chip Fund) . (Incorporated by reference to Exhibit 6(m) to Post-Effective No. 101 to Registration Statement No. 2-17613).

 8.  Not Applicable.

 9. Custodian Agreement between Ivy Fund and Brown Brothers Harriman & Co.. (Incorporated by reference to Exhibit 8 to Post-Amendment No. 74 to Registration No. 2-17613.)

10.  (a) Amended and Restated  Distribution Plan for Class A shares of Ivy China
         Region  Fund,   Ivy  Growth  Fund,   Ivy  Growth  with  Income  Fund,
         Ivy International Fund and Ivy Emerging Growth Fund. (Incorporated by reference to Exhibit 15(a) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

    (b) Distribution Plan for Class B shares of Ivy China Region Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Emerging Growth Fund. (Incorporated by reference to Exhibit 15(b) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

     (c) Distribution Plan for Class C Shares of Ivy Growth with Income Fund. (Incorporated by reference to Exhibit 15(c) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

    (d)  Form of Rule 12b-1 Related Agreement.  (Incorporated by reference to
         Exhibit 15(d) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

    (e) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares. (Incorporated by reference to Exhibit 15(e) to Post-Amendment No. 76 to Registration Statement No. 2-17613.)

    (f) Supplement to Distribution Plan for Ivy Fund Class B Shares. (Incorporated by reference to Exhibit 15(f) to Post-Amendment No. 76 to Registration Statement No. 2-17613.)

    (g) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares. (Incorporated by reference to Exhibit 15(g) to Post-Amendment No. 77 to Registration Statement No. 2-17613.)

    (h) Supplement to Distribution Plan for Ivy Fund Class B Shares. (Incorporated by reference to Exhibit 15(h) to Post-Amendment No. 77 to Registration Statement No. 2-17613.)

    (i) Form of Supplement to Distribution Plan for Ivy Growth with Income Fund Class C Shares (Redesignation as Class D Shares). (Incorporated by reference to Exhibit 15(i) to Post-Amendment No. 84 to Registration Statement No. 2-17613.)

    (j) Form of Distribution Plan for Class C shares of Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund. (Incorporated by reference to Exhibit 15(j) to Post-Amendment No. 85 to Registration Statement No. 2-17613.)

    (k) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Global Science & Technology Fund). (Incorporated by reference to Exhibit 15(k) to Post-Amendment No. 87 to Registration Statement No. 2-17613.)

    (l) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy Global Science & Technology Fund). (Incorporated by reference to
         Exhibit 15(l) to Post-Amendment No. 87 to Registration Statement No. 2-17613.)

    (m) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Global Science & Technology Fund). (Incorporated by reference to
         Exhibit 15(m) to Post-Amendment No. 87 to Registration Statement No. 2-17613.)

    (n) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Global Natural Resources Fund, Ivy
         Asia   Pacific   Fund  and  Ivy International Small Companies Fund).
         (Incorporated by reference to Exhibit 15(n) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

    (o) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund). (Incorporated by reference to
         Exhibit 15(o) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

    (p) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund). (Incorporated by reference to
         Exhibit 15(p) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

    (q) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Pan-Europe Fund). (Incorporated by reference to Exhibit 15(q) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

    (r) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy Pan-Europe Fund). (Incorporated by reference to Exhibit 15(r) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

    (s) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Pan-Europe Fund). (Incorporated by reference to Exhibit 15(s) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

    (t) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy International Fund II). (Incorporated by reference to Exhibit 15(t) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

    (u) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy International Fund II). (Incorporated by reference to Exhibit 15(u) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

    (v) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy International Fund II). (Incorporated by reference to Exhibit 15(v) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

    (w) Amendment to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund). (Incorporated by reference to Exhibit 15(w) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

    (x) Amendment to Distribution Plan for Ivy Fund Class B Shares (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund). (Incorporated by reference to Exhibit 15(x) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

    (y) Amendment to Distribution Plan for Ivy Fund Class C Shares (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund). (Incorporated by reference to Exhibit 15(y) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

    (z) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy High Yield Fund). (Incorporated by reference to Exhibit 15(z) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

    (aa) Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy High Yield Fund). (Incorporated by reference to Exhibit 15(aa) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

    (bb) Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy High Yield Fund). (Incorporated by reference to Exhibit 15(bb) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

    (cc) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy US Blue Chip Fund). (Incorporated by reference to Exhibit 15(cc) to Post-Effective No. 101 to Registration Statement No. 2-17613).

    (dd) Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy US Blue Chip Fund) . (Incorporated by reference to Exhibit 15(dd) to Post-Effective No. 101 to Registration Statement No. 2-17613).

    (ee) Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy US Blue Chip Fund) . (Incorporated by reference to Exhibit 15(ee) to Post-Effective No. 101 to Registration Statement No. 2-17613).

    (ff) Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 83 to Registration Statement No. 2-17613).

     (gg) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No. 85 to Registration Statement No. 2-17613).

     (hh) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(c) to Post-Effective Amendment No. 87 to Registration Statement No. 2-17613).

     (ii) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(d) to Post-Effective Amendment No. 89 to Registration Statement No. 2-17613).

     (jj) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(e) to Post-Effective Amendment No. 92 to Registration Statement No. 2-17613).

     (kk) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(f) to Post-Effective Amendment No. 94 to Registration Statement No. 2-17613).

     (ll) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(g) to Post-Effective Amendment No. 96 to Registration Statement No. 2-17613).

     (mm) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(h) to Post-Effective Amendment No. 98 to Registration Statement No. 2-17613).

     (nn) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(i) to Post-Effective Amendment No. 101 to Registration Statement No. 2-17613).

11.  Opinion and Consent of Dechert Price & Rhoads filed herewith.

12. Form of opinion and consent of Dechert Price & Rhoads supporting the tax matters and consequences to shareholders discussed in the prospectus filed herewith.

13. (a) Master Administrative Services Agreement between Ivy Fund and Mackenzie Investment Management Inc. and Supplements for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund. (Incorporated by reference to Exhibit 9(a) to Post-Amendment No. 68 to Registration Statement No. 2-17613.)

     (b)  Addendum  to   Administrative   Services   Agreement   Supplement for
          Ivy International   Fund.   (Incorporated by reference to Exhibit 9(b)
          to Post-Amendment No. 74 to Registration Statement No. 2-17613.)

     (c) Administrative Services Agreement Supplement for Ivy Emerging Growth Fund. (Incorporated by reference to Exhibit 9(c) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

     (d) Administrative Services Agreement Supplement for Ivy China Region Fund. (Incorporated by reference to Exhibit 9(d) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

     (e) Administrative Services Agreement Supplement for Class I Shares of Ivy International Fund. (Incorporated by reference to Exhibit 9(e) to Post-Amendment No. 74 to Registration Statement No. 2-17613.)

     (f) Master Fund Accounting Services Agreement between Ivy Fund and Mackenzie Investment Management Inc. and Supplements for Ivy Growth Fund, Ivy Emerging Growth Fund and Ivy Money Market Fund. (Incorporated by reference to Exhibit 9(f) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

     (g) Fund Accounting Services Agreement Supplement for Ivy Growth with Income Fund. (Incorporated by reference to Exhibit 9(g) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

     (h) Fund Accounting Services Agreement Supplement for Ivy China Region Fund. (Incorporated by reference to Exhibit 9(h) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

     (i) Transfer Agency and Shareholder Services Agreement between Ivy Fund and Ivy Management, Inc.. (Incorporated by reference to Exhibit 9(i) to Post-Amendment No. 71 to Registration Statement No. 2-17613.)

     (j) Addendum to Transfer Agency and Shareholder Services Agreement. (Incorporated by reference to Exhibit 9(j) to Post-Amendment No. 73 to Registration Statement No. 2-17613.)

     (k) Assignment Agreement relating to Transfer Agency and Shareholder Services Agreement. (Incorporated by reference to Exhibit 9(k) to Post-Amendment No. 74 to Registration Statement No. 2-17613.)

     (l) Form of Administrative Services Agreement Supplement for Ivy Latin America Strategy Fund. (Incorporated by reference to Exhibit 9(l) to Post-Amendment No. 75 to Registration Statement No. 2-17613.)

     (m) Form of Administrative Services Agreement Supplement for Ivy New Century Fund. (Incorporated by reference to Exhibit 9(m) to Post-Amendment No. 75 to Registration Statement No. 2-17613.)

     (n) Form of Fund Accounting Services Agreement Supplement for Ivy Latin America Strategy Fund. (Incorporated by reference to Exhibit 9(n) to Post-Amendment No. 75 to Registration Statement No. 2-17613.)

     (o) Form of Fund Accounting Services Agreement Supplement for Ivy New Century Fund. (Incorporated by reference to Exhibit 9(o) to Post-Amendment No. 75 to Registration Statement No. 2-17613.)

     (p) Form of Administrative Services Agreement Supplement for Ivy International Bond Fund. (Incorporated by reference to Exhibit 9(p) to Post-Amendment No. 76 to Registration Statement No. 2-17613.)

     (q) Form of Fund Accounting Services Agreement Supplement for International Bond Fund. (Incorporated by reference to Exhibit 9(q) to Post-Amendment No. 76 to Registration Statement No. 2-17613.)

     (r) Addendum to Transfer Agency and Shareholder Services Agreement. (Incorporated by reference to Exhibit 9(r) to Post-Amendment No. 76 to Registration Statement No. 2-17613.)

     (s) Addendum to Transfer Agency and Shareholder Services Agreement. (Incorporated by reference to Exhibit 9(s) to Post-Amendment No. 77 to Registration Statement No. 2-17613.)

     (t) Administrative Services Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund. (Incorporated by reference to Exhibit 9(t) to Post-Amendment No. 81 to Registration Statement No. 2-17613.)

     (u) Fund Accounting Services Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund. (Incorporated by reference to Exhibit 9(u) to Post-Amendment No. 81 to Registration Statement No. 2-17613.)

     (v) Form of Administrative Services Agreement Supplement (Class C)for Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy Latin America Strategy Fund, Ivy Money Market Fund and Ivy New Century Fund. (Incorporated by reference to Exhibit 9(v) to Post-Amendment No. 84 to Registration Statement No. 2-17613.)

     (w) Form of Addendum to Transfer Agency and Shareholder Services Agreement (Class C). (Incorporated by reference to Exhibit 9(w) to Post-Amendment No. 84 to Registration Statement No. 2-17613.)

     (x) Form of Administrative Services Agreement Supplement for Ivy Global Science & Technology Fund. (Incorporated by reference to Exhibit 9(x) to Post-Amendment No. 86 to Registration Statement No. 2-17613.)

     (y) Form of Fund Accounting Services Agreement Supplement for Ivy Global Science & Technology Fund. (Incorporated by reference to Exhibit 9(y) to Post-Amendment No. 86 to Registration Statement No. 2-17613.)

     (z) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy Global Science & Technology Fund. (Incorporated by reference to Exhibit 9(z) to Post-Amendment No.86 to Registration Statement No. 2-17613.)

     (aa) Form of Administrative Services Agreement Supplement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund. (Incorporated by reference to Exhibit 9(aa) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

     (bb) Form of Fund Accounting Services Agreement Supplement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund. (Incorporated by reference to Exhibit 9(bb) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

     (cc) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund. (Incorporated by reference to Exhibit 9(cc) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

     (dd) Form of Administrative Services Agreement Supplement for Ivy Pan-Europe Fund. (Incorporated by reference to Exhibit 9(dd) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (ee) Form  of  Fund  Accounting  Services  Agreement   Supplement  for  Ivy
          Pan-Europe Fund. (Incorporated by reference to Exhibit 9(ee) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (ff) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy Pan-Europe Fund. (Incorporated by reference to Exhibit 9(ff) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (gg) Form  of  Administrative   Services   Agreement   Supplement  for  Ivy
          International Fund II. (Incorporated by reference to Exhibit 9(gg) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (hh) Form  of  Fund  Accounting  Services  Agreement   Supplement  for  Ivy
          International Fund II. (Incorporated by reference to Exhibit 9(hh) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (ii) Form of Addendum to Transfer Agency and Shareholder Services Agreement for Ivy International Fund II. (Incorporated by reference to Exhibit 9(ii) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (jj) Form of Administrative Services Agreement Supplement (Advisor Class) for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Bond Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe Fund. (Incorporated by reference to Exhibit 9(jj) to Post-Amendment No. 96 to Registration Statement No. 2-17613.)

     (kk) Form of Addendum to Transfer Agency and Shareholder Services Agreement (Advisor Class). (Incorporated by reference to Exhibit 9(kk) to Post-Amendment No. 96 to Registration Statement No. 2-17613.)

     (ll) Addendum to Administrative Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund). (Incorporated by reference to Exhibit 9(ll) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

     (mm) Addendum to Fund Accounting Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund). (Incorporated by reference to Exhibit 9(mm) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

     (nn) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund). (Incorporated by reference to
          Exhibit 9(nn) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

     (oo) Addendum to Fund Accounting Services Agreement (Ivy High Yield Fund). (Incorporated by reference to Exhibit 9(oo) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

     (pp) Addendum to Administrative Services Agreement (Ivy High Yield Fund). (Incorporated by reference to Exhibit 9(pp) to Post-Amendment No. 98 to Registration Statement No. 2-17613.)

     (qq) Amended Addendum to Transfer Agency and Shareholder Services Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund). (Incorporated by reference to
          Exhibit 9(qq) to Post-Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein (a corrected version of which was filed with Post-Effective Amendment No. 99).

     (rr) Addendum to Transfer Agency and Shareholder Services Agreement (Ivy US Blue Chip Fund) . (Incorporated by reference to Exhibit 9(rr) to Post-Effective No. 101 to Registration Statement No. 2-17613).

     (ss) Addendum to Fund Accounting Services Agreement (Ivy US Blue Chip Fund) . (Incorporated by reference to Exhibit 9(ss) to Post-Effective No. 101 to Registration Statement No. 2-17613.)

     (tt) Addendum to Administrative Services Agreement (Ivy US Blue Chip Fund) . (Incorporated by reference to Exhibit 9(tt) to Post-Effective No. 101 to Registration Statement No. 2-17613.)

     (uu) Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(a) to Post-Amendment No. 83 to Registration Statement No. 2-17613.)

     (vv) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(b) to Post-Amendment No. 85 to Registration Statement No. 2-17613.)

     (ww) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(c) to Post-Amendment No. 87 to Registration Statement No. 2-17613.)

     (xx) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(d) to Post-Amendment No. 89 to Registration Statement No. 2-17613.)

     (yy) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(e) to Post-Amendment No. 92 to Registration Statement No. 2-17613.)

     (zz) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(f) to Post-Amendment No. 94 to Registration Statement No. 2-17613.)

     (aaa)Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(g) to Post-Amendment No. 96 to Registration Statement No. 2-17613.)

     (bbb)Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(h) to Post-Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein (a corrected version of which was filed with Post-Effective Amendment No. 99).

     (ccc)Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 18(i) to Post-Effective No. 101 to Registration Statement No. 2-17613).

14. Consent of auditors filed herewith.

15. Inapplicable

16. Powers of Attorney filed herewith

17. Form of proxy card filed herewith.

Item 17                    Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 7th day of January, 1999.

                                      IVY FUND
                                      By:   /s/ C. William Ferris*
                                      C. William Ferris, Secretary/Treasurer
*By:     /s/_Joseph R. Fleming
         Joseph R. Fleming
         Attorney-in-fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                    TITLE                   DATE

/s/ Keith J. Carlson*               President and Trustee        1/8/99
Keith J. Carlson

/s/ John S. Anderegg, Jr.*                 Trustee               1/8/99
John S. Anderegg, Jr.

/s/ Paul H. Broyhill*                      Trustee               1/8/99
Paul H. Broyhill

/s/Stanley Channick*                       Trustee               1/8/99
Stanley Channick

/s/ Frank W. DeFriece, Jr.*                Trustee               1/8/99
Frank W. DeFriece, Jr.

/s/ Roy J. Glauber*                        Trustee               1/8/99
Roy J. Glauber

/s/ Michael G. Landry*        Chairman of the Board of Trustees  1/8/99
Michael G. Landry

/s/ Joseph G. Rosenthal*                   Trustee               1/8/99
Joseph G. Rosenthal

/s/ Richard N. Silverman*                  Trustee               1/8/99
Richard N. Silverman

/s/ J. Brendan Swan*                       Trustee               1/8/99
J. Brendan Swan

/s/ C. William Ferris*       Secretary/Treasurer (Principal      1/8/99
C. William Ferris            Financial and Accounting Officer)



*By:     /s/ Joseph R. Fleming                       January 8, 1999
         Joseph R. Fleming
         Attorney-in-fact

*Executed   pursuant  to  powers  of  attorney   filed  with  the   Registrant's
Registration Statement on Form N-14 as filed with the Commission electronically on January 8, 1999.